As filed with the U.S. Securities and Exchange Commission on May 29, 2009

Securities Act File No. 2-91556
Investment Company Act File No. 811-4052

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.
Post-Effective Amendment No. 78

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 85
(Check appropriate box or boxes.)

_______________

Legg Mason Partners Money Market Trust*
(Exact Name of Registrant as Specified in Charter)

_______________

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

_______________

Robert I. Frenkel
Legg Mason Partners Money Market Trust
100 First Stamford Place
Stamford, Connecticut

(Name and Address of Agent for Service)

COPY TO:
Roger P. Joseph, Esq.
Bingham McCutchen LLP
One Federal Street
Boston, Massachusetts 02110

_______________

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on the 60th day following the date of this filing, pursuant to Rule 485(a).

*

This filing relates solely to Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund, Western Asset Municipal Money Market Fund, and Western Asset New York Municipal Money Market Fund.

PROSPECTUS / August  , 2009

Western Asset
California
Municipal Money
Market Fund
Class A and Class I Shares

Class	Ticker Symbols
A	MBCXX
I	MBYXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

SUPPLEMENT DATED AUGUST [  ], 2009
TO THE PROSPECTUS DATED AUGUST [  ], 2009

The following supplements, and replaces any contrary
information in, the Prospectus

Participation in the Temporary Guarantee Program for
Money Market Funds

Each fund participates in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”) which has been extended through September 18, 2009. Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, if an otherwise eligible shareholder closes or transfers his or her fund account during the period covered by the Program, the shareholder will no longer be covered under the Program. Also, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value per share of a fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to a fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the latest extension of the Guarantee Program is currently scheduled to terminate as of the close of business on September 18, 2009.

In order to participate in the Guarantee Program, each fund has paid a participation fee of 0.04% of the fund’s asset base (number of shares outstanding X 1.00) as of September 19, 2008, which is not covered by any expense cap currently in effect.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

Western Asset
California Municipal Money Market Fund

Contents

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and California personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Your actual costs may be higher or lower.

SHAREHOLDER FEES (paid directly from your investment)
	CLASS A	CLASS I

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	CLASS A	CLASS I

Management fees
Distribution and service (12b-1) fees	0.10%	None
Other expenses
Treasury Guarantee Program[1]
Total annual fund operating expenses[2]

[1]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense limitation currently in effect. The fund has elected to continue to participate in the Program until its termination date on September 18, 2009. For the fiscal year ended 03/31/2010, the expenses of participation in the Program are expected to be [  ]%.

[2]

Because management has agreed to voluntarily forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), actual total annual operating expenses are not expected to exceed 0.80% for Class A shares and 0.70% for Class I shares (the “voluntary limits”). This arrangement may be changed or terminated at any time. The manager is permitted to recapture amounts voluntarily forgone or reimbursed to the fund during the previous 12 months if the fund’s total annual operating expenses have fallen to a level below the voluntary limits. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary limits.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

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•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A
Class I

Principal investment strategies

The fund is a money market fund which invests primarily in short-term high quality municipal securities, the interest on which is excluded from regular federal income tax and California personal income tax, although it may be subject to the alternative minimum tax. These securities include participation or other interests in California municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other investments whose interest may be subject to federal and/or California taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by

Western Asset California Municipal Money Market Fund½3

applicable regulations) will decide whether the security should be held or sold.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has caused a significant decline in the value and liquidity of many securities.

•	Credit risk. An issuer or obligor of a security held by the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

•

Yield risk. The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

•

Tax risk. The income on the fund’s municipal securities could become subject to regular federal or California personal income taxes due to unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

•	Structured securities risk. Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

•

Risks associated with investments in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more

4½Western Asset California Municipal Money Market Fund

susceptible to negative events affecting the worldwide banking industry.

•

Risks associated with focusing on investments in California municipal securities. The fund focuses its investments on California municipal securities and may be affected significantly by economic, regulatory or political developments affecting California obligors.

•	Portfolio selection risk. The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security, or about interest rates generally, may be incorrect.

These and other risks are discussed in more detail later in this Prospectus or in the Statement of Additional Information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

Please note there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

Annual total return

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows how the fund’s average annual returns compare with an index or other benchmark. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors (select “Money Market” and click on the name of the fund in the dropdown menu) or by phone, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Western Asset California Municipal Money Market Fund½5

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best quarter (ended [date]): __%. Worst quarter (ended [date]): __%. The year-to-date return as of the most recent calendar quarter, which ended 06/30/2009, was __%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)
CLASS	1 YEAR	5 YEARS	10 YEARS

Class A
Class I
90 day Treasury Bill Index

7-Day yield as of December 31, 2008

Class A: [  ]%

Class I: [  ]%

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase and redeem shares of the fund on any day on which both the New York Stock Exchange and the

6½Western Asset California Municipal Money Market Fund

Federal Reserve Bank of New York are open for business, subject to certain exceptions. You should contact your financial intermediary, or, if you hold your shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888- 425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504). Purchases made by wire are generally effective on the day made, and those made by check on the next business day. Redemption proceeds, which may be sent by wire, ACH transfer or check, are generally sent one business day after receipt of your order. You may also be eligible to schedule automatic redemptions of a portion of your shares.

The fund’s initial and subsequent investment minimums generally are as follows, although your financial intermediary may impose higher minimums.

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENTS
	CLASS A	CLASS I

General	$1,000/$50	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	n/a
Systematic Investment Plans	$50/$50	n/a
Clients of Eligible Financial Intermediaries	None/None	None/None
Institutional Investors	$1,000/$50	$1 million/None

Tax information

The fund intends to distribute income that is exempt from regular federal and California income taxes. A portion of the fund’s distributions may be subject to such taxes or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Western Asset California Municipal Money Market Fund½7

More on the fund’s investment strategies, investments and risks

The fund described in this Prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investment strategies and investments

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and California personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Minimum credit quality

The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

California municipal securities

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “California municipal securities.” The fund’s 80% policy may not be changed without a shareholder

8½Western Asset California Municipal Money Market Fund

vote. Except for this policy, the fund’s investment objective and strategies may be changed without shareholder approval.

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

California municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features

Western Asset California Municipal Money Market Fund½9

that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal and California personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or California personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal and California personal income taxes. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than California.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to regular federal income taxes and California personal income taxes.

10½Western Asset California Municipal Money Market Fund

Banking industry concentration

The fund may invest more than 25% of its assets in banking obligations, including participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks. Up to 25% of its assets may be invested in obligations of non-U.S. banks.

Structured securities

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset- backed or mortgage-backed securities. The fund may invest up to 20% of its assets, measured at the time of investment, in tender option bonds, partnership interests and swap-based securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. These instruments may have the effect of leveraging the fund’s portfolio or increasing its exposure to interest rate risk or credit risk even if they are not primarily intended for these purposes.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker-dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Western Asset California Municipal Money Market Fund½11

Money market instruments

The fund may invest in taxable money market instruments to the extent consistent with the fund’s investment policies. Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days. It is typically issued by structured investment vehicles or other conduits. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a

12½Western Asset California Municipal Money Market Fund

government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is

Western Asset California Municipal Money Market Fund½13

made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of high quality taxable money market instruments and short-term debt securities or cash without regard to any percentage limitations. The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

14½Western Asset California Municipal Money Market Fund

Selection process

In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

•	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•

Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares and would have lost money. By investing in the fund, you agree to this reduction should it become necessary.

Western Asset California Municipal Money Market Fund½15

Risks of investing in the fund

•

Interest rate and market risk. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline.

•

Credit risk. The fund invests exclusively in securities that are rated, when the fund buys them, in the two highest short-term rating categories or, if unrated, are, in the subadviser’s opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

•

Yield risk. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term

16½Western Asset California Municipal Money Market Fund

instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income, and, if the fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1 share price.

•

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes or California personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

•

Structured securities risk. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in municipal securities. These issues could be resolved in a manner that could hurt the performance of the fund.

•

Risks associated with investments in the banking industry. The fund may concentrate in banking obligations, such as municipal securities that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently

Western Asset California Municipal Money Market Fund½17

provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject.

•

Risks associated with focusing investments in California municipal securities. The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. The housing downturn that began in California in 2005 continues to slow the California economy. California has suffered very low growth, job losses, increase in foreclosures, drop in housing prices and severe contraction in new housing construction. Issuers and guarantors of California municipal securities may experience a reduction in revenues as a result of these conditions. Furthermore, municipal issuers in California often are dependent on the state government for a portion of their revenues, and the state government has a significant structural deficit which, as of the date of this prospectus, is unresolved despite a state constitutional requirement that the state budget be balanced. These and other factors may affect adversely the ability of the issuers of California municipal securities to make required payments of interest and principal and the market value and marketability of municipal securities held by the fund. If the fund has difficulty finding high quality California municipal securities to purchase, the amount of the fund’s income that is subject to California taxes could increase. More detailed information about the economy of California may be found in the SAI.

•	Portfolio selection risk. The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security, or about interest rates generally, may be incorrect.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from

18½Western Asset California Municipal Money Market Fund

achieving its goals; these other factors are not described here. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

For more information about the fund, please also see the fund’s website, http://www.leggmason.com/individualinvestors, select “Money Market” and click on the name of the fund in the dropdown menu.

Western Asset California Municipal Money Market Fund½19

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of  , 2009, LMPFA’s total assets under management were approximately $__ billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of  , 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $__ billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of  , 2009, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $__ billion.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.45% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.40% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.35% on assets over $10 billion.

For the fiscal year ended March 31, 2009, the fund paid a management fee of [  ]% of the fund’s average daily net assets for investment management services [, after waivers and reimbursements].

20½Western Asset California Municipal Money Market Fund

A discussion regarding the basis of the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s annual report for the year ended March 31, 2009.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 plan for its Class A shares. The Rule 12b-1 plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares. This fee is an ongoing expense and, over time, it increases the cost of your investment and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan for its Class I shares.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives

Western Asset California Municipal Money Market Fund½21

or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

22½Western Asset California Municipal Money Market Fund

Choosing a class of shares to buy

Individual investors can generally purchase Class A shares of the fund. Class A shares may no longer be acquired through exchange. Individual investors who held Class I shares prior to November 20, 2006, may continue to invest in Class I shares.

Institutional Investors and Clients of Eligible Financial Intermediaries can generally purchase Class I and Class A shares of the fund. For additional information, refer to “Institutional investors—eligible investors” below.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services offered by other Service Agents. Services offered by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. To access the website, go to http://www.leggmason.com/individualinvestors, select “Money Market” and click on the name of the fund in the dropdown menu.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class best meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

		KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[3]
Class A	•	No initial or contingent deferred sales charge	None[1]	None[2]	0.10% of average daily net assets	Class A shares of other funds sold by the distributor
	•	Offered to individual and institutional investors
	•	Generally higher annual expenses than Class I
Class I	•	No initial or contingent deferred sales charge	None	None	None	Class I shares of other funds sold by the distributor
	•	Only offered to institutional and other eligible investors
	•	Generally lower annual expenses than Class A

[1]	Initial sales charges may apply if you exchange shares of the fund for shares of another fund sold by the distributor.

[2]

If you purchased shares by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge, your shares continue to be subject to the original fund’s contingent deferred sales charge.

[3]	Ask your Service Agent about the funds available for exchange.

24½Western Asset California Municipal Money Market Fund

Sales charges

Class A shares

You may buy Class A shares at net asset value with no initial or contingent deferred sales charge. Class A shares are subject to ongoing service fees.

Class A shares may no longer be acquired through exchange. If you acquired Class A shares of the fund by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge, the original contingent deferred sales charge will continue to apply to these shares. If you redeem these shares within 12 months of the date you purchased shares of the original fund, you may be required to pay a contingent deferred sales charge of 1.00%.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Western Asset California Municipal Money Market Fund½25

Institutional investors — eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A shares, which have a different investment minimum and different fees and expenses. Institutional Investors generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors as authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the funds, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than would otherwise have been charged. The fund is not responsible

26½Western Asset California Municipal Money Market Fund

for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes; please contact your Service Agent for additional details.

Western Asset California Municipal Money Market Fund½27

Buying shares

Generally

You may buy shares on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
• Name of fund being bought
• Class of shares being bought
• Dollar amount or number of shares being bought
• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund	Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.
For initial purchases, complete and send your account application to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Subsequent purchases should be sent to the same address.
Enclose a check to pay for the shares, or arrange for the wiring of federal funds by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

28½Western Asset California Municipal Money Market Fund

Orders received by telephone after the time at which the fund calculates its net asset value on a day will not be processed and the investor must resubmit the order on the fund’s next business day.

Effectiveness of purchase orders

Purchase orders for shares of the fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper order by the fund. Orders must be received before the fund calculates its net asset value on a day (normally 4:00 p.m. Eastern time) that the fund is open for business. If received after the fund calculates its net asset value, your order will be effective on the following fund business day at the time the fund calculates its net asset value.

If you pay by check, your purchase order for shares becomes effective on the fund business day following receipt at the time the fund calculates it net asset value on that day.

Shareholders must call the fund to arrange for the wiring of federal funds by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at
1-888-425-6432. If the fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time).

Western Asset California Municipal Money Market Fund½29

Through a Systematic Investment Plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

	•	Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)
	•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually
	•	If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee
For more information, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

30½Western Asset California Municipal Money Market Fund

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors	You may exchange shares at their net asset value next determined plus any applicable sales charge after receipt by your Service Agent or the transfer agent of your exchange request in good order.
	•	If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges
•

If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges

	•	You may exchange shares of the fund only for shares of the same class of other funds
	•	Not all funds offer all classes
•

Some funds are offered only in a limited number of states. Your Service Agent or Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

	•	Remember that an exchange is a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share
	•	Always be sure to read the prospectus of the fund into which you are exchanging shares

Western Asset California Municipal Money Market Fund½31

Investment minimums, sales charges and other requirements	•	Your shares may be subject to an initial sales charge at the time of exchange
•

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•

For Class A exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

	•	Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares
	•	If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective
	•	The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at
1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information.

Telephone exchanges may be made only between accounts that have identical registrations.

32½Western Asset California Municipal Money Market Fund

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually
• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)
For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Western Asset California Municipal Money Market Fund½33

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

If your request is received in good order by your Service Agent or the transfer agent prior to the time that the fund calculates its net asset value on any day the fund is open for business, your redemption proceeds normally will be sent one business day after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

34½Western Asset California Municipal Money Market Fund

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. If you hold your shares through the fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and you may be asked to provide other documents. Your Service Agent may charge a fee on a wire or an electronic transfer. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Your written request must provide the following:
	•	The fund name, the class of shares being redeemed, and your account number
	•	The dollar amount or number of shares being redeemed
	•	Signatures of each owner exactly as the account is registered
	•	Signature guarantees, as applicable (see “Other things to know about transactions”)

Western Asset California Municipal Money Market Fund½35

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at
1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

	•	Name of fund being redeemed
	•	Class of shares being redeemed
	•	Account number
If you hold shares directly with the fund, redemptions of shares may be made by telephone on any day the fund is open for business.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone redemptions. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000, and each automatic redemption must be at least $50.

The following conditions apply:
	•	Your shares must not be represented by certificates
	•	Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

36½Western Asset California Municipal Money Market Fund

•

If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, yup to a maximum of 12% in one year

•	You must elect to have all dividends and distributions reinvested
For more information, please contact your Service Agent or consult the SAI.

Western Asset California Municipal Money Market Fund½37

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

The transfer agent or Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

38½Western Asset California Municipal Money Market Fund

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset

Western Asset California Municipal Money Market Fund½39

value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. With prior notice, the minimum size of accounts subject to mandatory redemption, which may vary by class, may be changed, or fees for small accounts may be implemented.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

40½Western Asset California Municipal Money Market Fund

The Boards of the non-money market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund described in this Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Western Asset California Municipal Money Market Fund½41

Dividends, distributions and taxes [to be updated]

Dividends and distributions

The fund intends to declare a dividend of substantially all of its net investment income on each day the fund is open for business. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt- interest dividends from California municipal securities will also be exempt from California personal income tax. For other distributions, you will generally have to pay federal income taxes, as well as any other state and local taxes. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share (except for any loss that may result from the imposition of a

42½Western Asset California Municipal Money Market Fund

contingent deferred sales charge). The following table summarizes the tax status to you of certain transactions related to the fund:

TRANSACTION	FEDERAL TAX STATUS	CALIFORNIA PERSONAL INCOME TAX STATUS
Redemption or exchange of shares	Usually no gain or loss	Usually no gain or loss
Exempt-interest dividends	Exempt from regular federal income tax	Exempt from personal income tax if from interest on California municipal securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund anticipates that it normally will not earn any long-term capital gains and therefore normally will not distribute any net capital gains. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment. Some exempt- interest dividends may be subject to the federal alternative minimum tax.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be

Western Asset California Municipal Money Market Fund½43

subject to backup withholding at the rate of 28% on your taxable distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

44½Western Asset California Municipal Money Market Fund

Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order plus any applicable sales charge.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund is open for business and calculates its NAV every day on which both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the fund will be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, the fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

The fund’s NAV is usually calculated when regular trading closes on the NYSE (normally 4:00 p.m. Eastern time). On any day the NYSE closes earlier than 4:00 p.m., but the FRBNY remains open for business, the fund will remain open for purchase and redemption transactions during its normal business hours. On such days, the fund’s NAV will be calculated as of the close of the FRBNY or at 4:00 p.m., whichever is earlier. Correspondingly, on days when the NYSE remains open for business but the FRBNY closes earlier than 4:00 p.m., the fund will close early, and its NAV will be calculated as of the close of the FRBNY.

Western Asset California Municipal Money Market Fund½45

To determine whether the fund is open for business, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time). If you transact through a Service Agent, you should contact your Service Agent directly to determine its schedule of operations.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

46½Western Asset California Municipal Money Market Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class of fund shares during the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s financial statements which have been audited by  , an independent registered public accounting firm, whose report, along with the fund’s financial highlights, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

Western Asset California Municipal Money Market Fund½47

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND CLASS A SHARES
	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income from operations:
Net investment income		0.028	0.030	0.021	0.009
Net realized gain		0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]
Total Income From Operations		0.028	0.030	0.021	0.009
Less distributions from:
Net investment income		(0.028)	(0.030)	(0.021)	(0.009)
Net realized gains		(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total Distributions		(0.028)	(0.030)	(0.021)	(0.009)
NET ASSET VALUE, END OF YEAR		$1.000	$1.000	$1.000	$1.000
Total Return[2]		2.83%	2.98%	2.15%	0.87%
NET ASSETS, END OF YEAR (millions)		$3,897	$2,724	$2,736	$2,637
Ratios to average net assets:
Gross expenses		0.54%	0.55%[3]	0.57%	0.59%
Net expenses[4]		0.54 [5]	0.54 [3,6]	0.57 [6]	0.58 [6]
Net investment income		2.73	2.93	2.14	0.89

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.54%.

[4]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.80%.

[5]	There was no impact to the expense ratio as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

48½Western Asset California Municipal Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND CLASS I SHARES
	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income from operations:
Net investment income		0.029	0.030	0.022	0.010
Net realized gain		0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]
Total Income From Operations		0.029	0.030	0.022	0.010
Less distributions from:
Net investment income		(0.029)	(0.030)	(0.022)	(0.010)
Net realized gains		(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total Distributions		(0.029)	(0.030)	(0.022)	(0.010)
NET ASSET VALUE, END OF YEAR		$1.000	$1.000	$1.000	$1.000
Total Return[2]		2.94%	3.08%	2.27%	0.99%
NET ASSETS, END OF YEAR (millions)		$51	$39	$23	$37
Ratios to average net assets:
Gross expenses		0.44%	0.45%[3]	0.45%	0.47%
Net expenses[4]		0.44 [5]	0.44 [3,6]	0.45 [6]	0.46 [6]
Net investment income		2.80	3.04	2.22	1.02

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.44%.

[4]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.70%.

[5]	There was no impact to the expense ratio as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

Western Asset California Municipal Money Market Fund½49

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Western Asset
California Municipal Money Market Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-4052)
FD0773 08/09

PROSPECTUS / August  , 2009

Western Asset
Massachusetts
Municipal Money
Market Fund
Class A and Class I Shares

Class	Ticker Symbols
A	MASXX
I

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

WESTERN ASSET MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

SUPPLEMENT DATED AUGUST [  ], 2009
TO THE PROSPECTUS DATED AUGUST [  ], 2009

The following supplements, and replaces any contrary
information in, the Prospectus

Participation in the Temporary Guarantee Program for Money Market Funds

The fund participates in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”) which has been extended through September 18, 2009. Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, if an otherwise eligible shareholder closes or transfers his or her fund account during the period covered by the Program, the shareholder will no longer be covered under the Program. Also, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value per share of the fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the latest extension of the Guarantee Program is currently scheduled to terminate as of the close of business on September 18, 2009.

In order to participate in the Guarantee Program, the fund has paid a participation fee of 0.04% of the fund’s asset base (number of shares outstanding X 1.00) as of September 19, 2008, which is not covered by any expense cap currently in effect.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

Western Asset
Massachusetts Municipal Money Market Fund

Contents

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and Massachusetts personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Your actual costs may be higher or lower.

SHAREHOLDER FEES (paid directly from your investment)
	CLASS A	CLASS I

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	CLASS A	CLASS I

Management fees
Distribution and service (12b-1) fees	0.10%	None
Other expenses[1]
Treasury Guarantee Program[2]
Total annual fund operating expenses[3]

[1]	“Other expenses” for Class I shares have been estimated based on expenses incurred by Class A shares because no Class I shares were outstanding during the fund’s past fiscal year.

[2]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense limitation currently in effect. The fund has elected to continue to participate in the Program until its termination date on September 18, 2009. For the fiscal year ended 03/31/2010, the expenses of participation in the Program are expected to be [  ]%.

[3]

Because management has agreed to voluntarily forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), actual total annual operating expenses are not expected to exceed 0.80% for Class A shares and 0.70% for Class I shares (the “voluntary limits”). This arrangement may be changed or terminated at any time. The manager is permitted to recapture amounts voluntarily forgone or reimbursed to the fund during the previous 12 months if the fund’s total annual operating expenses have fallen to a level below the voluntary limits. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary limits.

2½Western Asset Massachusetts Municipal Money Market Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A
Class I

Principal investment strategies

The fund is a money market fund which invests primarily in short-term high quality municipal securities, the interest on which is excluded from regular federal income tax and Massachusetts personal income tax, although it may be subject to the alternative minimum tax. These securities include participation or other interests in Massachusetts municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other investments whose interest may be subject to federal and/or Massachusetts taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality,

Western Asset Massachusetts Municipal Money Market Fund½3

diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has caused a significant decline in the value and liquidity of many securities.

•	Credit risk. An issuer or obligor of a security held by the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

•

Yield risk. The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

•

Tax risk. The income on the fund’s municipal securities could become subject to regular federal or Massachusetts personal income taxes due to unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

•	Structured securities risk. Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

•	Risks associated with investments in the banking industry. The fund may invest a significant portion of its assets in municipal

4½Western Asset Massachusetts Municipal Money Market Fund

securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

•

Risks associated with focusing on investments in Massachusetts municipal securities. The fund focuses its investments on Massachusetts municipal securities and may be affected significantly by economic, regulatory or political developments affecting Massachusetts obligors.

•	Portfolio selection risk. The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security, or about interest rates generally, may be incorrect.

These and other risks are discussed in more detail later in this Prospectus or in the Statement of Additional Information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

Please note there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

Annual total return

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows how the fund’s average annual returns compare with an index or other benchmark. No performance information is presented for Class I shares because no Class I shares were outstanding prior to the date of this Prospectus. The returns for Class I shares would differ from those of other classes’ shares to the extent those classes bear different expenses. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors (select “Money Market’’ and click on the name of the fund in the dropdown menu),

Western Asset Massachusetts Municipal Money Market Fund½5

or by phone, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best quarter (ended [date]): __%. Worst quarter (ended [date]): __%. The year-to-date return as of the most recent calendar quarter, which ended 06/30/2009, was __%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)
CLASS	1 YEAR	5 YEARS	10 YEARS

Class A
90 day Treasury Bill Index

7-Day yield as of December 31, 2008

Class A: [  ]%

Investment manager

Legg Mason Partners Fund Advisor, LLC

6½Western Asset Massachusetts Municipal Money Market Fund

Subadviser

Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase and redeem shares of the fund on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions. You should contact your financial intermediary, or, if you hold your shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504). Purchases made by wire are generally effective on the day made, and those made by check on the next business day. Redemption proceeds, which may be sent by wire, ACH transfer or check, are generally sent one business day after receipt of your order.

The fund’s initial and subsequent investment minimums generally are as follows, although your financial intermediary may impose higher minimums.

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENTS
	CLASS A	CLASS I

General	$1,000/$50	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	n/a
Systematic Investment Plans	$50/$50	n/a
Clients of Eligible Financial Intermediaries	None/None	None/None
Institutional Investors	$1,000/$50	$1 million/None

Tax information

The fund intends to distribute income that is exempt from regular federal and Massachusetts income taxes. A portion of the fund’s distributions may be subject to such taxes or to the federal alternative minimum tax.

Western Asset Massachusetts Municipal Money Market Fund½7

Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

8½Western Asset Massachusetts Municipal Money Market Fund

More on the fund’s investment strategies, investments and risks

The fund described in this Prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investment strategies and investments

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and Massachusetts personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Minimum credit quality

The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Massachusetts municipal securities

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “Massachusetts municipal securities.” The fund’s 80% policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment

Western Asset Massachusetts Municipal Money Market Fund½9

objective and strategies may be changed without shareholder approval.

Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

Massachusetts municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these

10½Western Asset Massachusetts Municipal Money Market Fund

securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal and Massachusetts personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or Massachusetts personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal and Massachusetts personal income taxes. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than Massachusetts.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to regular federal income taxes and Massachusetts personal income taxes.

Western Asset Massachusetts Municipal Money Market Fund½11

Banking industry concentration

The fund may invest more than 25% of its assets in banking obligations, including participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks. Up to 25% of its assets may be invested in obligations of non-U.S. banks.

Structured securities

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset- backed or mortgage-backed securities. The fund may invest up to 20% of its assets, measured at the time of investment, in tender option bonds, partnership interests and swap-based securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. These instruments may have the effect of leveraging the fund’s portfolio or increasing its exposure to interest rate risk or credit risk even if they are not primarily intended for these purposes.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker-dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

12½Western Asset Massachusetts Municipal Money Market Fund

Money market instruments

The fund may invest in taxable money market instruments to the extent consistent with the fund’s investment policies. Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days. It is typically issued by structured investment vehicles or other conduits. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a

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government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is

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made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of high quality taxable money market instruments and short-term debt securities or cash without regard to any percentage limitations. The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

Selection process

In selecting individual securities, the portfolio managers:

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•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

•	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•

Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares and would have lost money. By investing in the fund, you agree to this reduction should it become necessary.

Risks of investing in the fund

•	Interest rate and market risk. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity

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in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline.

•

Credit risk. The fund invests exclusively in securities that are rated, when the fund buys them, in the two highest short-term rating categories or, if unrated, are, in the subadviser’s opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

•

Yield risk. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income, and, if the fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1 share price.

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•

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes or Massachusetts personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

•

Structured securities risk. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in municipal securities. These issues could be resolved in a manner that could hurt the performance of the fund.

•

Risks associated with investments in the banking industry. The fund may concentrate in banking obligations, such as municipal securities that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the

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regulations to which U.S. and non-U.S. issuers and markets are subject.

•

Risks associated with focusing investments in Massachusetts municipal securities. The fund focuses its investments on Massachusetts municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Massachusetts municipal issuers. National economic conditions have contributed to a slowdown of the Massachusetts economy, and the Commonwealth faces a significant budget gap in fiscal year 2009. Issuers and guarantors of Massachusetts municipal securities may experience reductions in revenues during the economic downturn, and this and other factors may affect adversely the ability of the issuers of Massachusetts municipal securities to make required payments of interest and principal and the market value and marketability of municipal securities held by the fund. If the fund has difficulty finding high quality Massachusetts municipal securities to purchase, the amount of the fund’s income that is subject to Massachusetts taxes could increase. More detailed information about the economy of Massachusetts may be found in the SAI.

•	Portfolio selection risk. The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security, or about interest rates generally, may be incorrect.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

For more information about the fund, please also see the fund’s website, http://www.leggmason.com/individualinvestors, select “Money Market” and click on the name of the fund in the dropdown menu.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of  , 2009, LMPFA’s total assets under management were approximately $__ billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of  , 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $__ billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of  , 2009, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $__billion.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.45% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.40% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.35% on assets over $10 billion.

For the fiscal year ended March 31, 2009, the fund paid a management fee of [  ]% of the fund’s average daily net assets for investment management services[, after waivers and reimbursements].

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A discussion regarding the basis of the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s annual report for the year ended March 31, 2009.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 plan for its Class A shares. The Rule 12b-1 plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares. This fee is an ongoing expense and, over time, it increases the cost of your investment and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan for its Class I shares.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments

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under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

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Choosing a class of shares to buy

Individual investors can generally purchase Class A shares of the fund. Class A shares may no longer be acquired through exchange. Individual investors who held Class I shares prior to November 20, 2006, may continue to invest in Class I shares.

Institutional Investors and Clients of Eligible Financial Intermediaries can generally purchase Class I and Class A shares of the fund. For additional information, refer to “Institutional investors—eligible investors” below.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services offered by other Service Agents. Services offered by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. To access the website, go to http://www.leggmason.com/individualinvestors, select “Money Market” and click on the name of the fund in the dropdown menu.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class best meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

		KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[3]
Class A	•	No initial or contingent deferred sales charge	None[1]	None[2]	0.10% of average daily net assets	Class A shares of other funds sold by the distributor
	•	Offered to individual and institutional investors
	•	Generally higher annual expenses than Class I
Class I	•	No initial or contingent deferred sales charge	None	None	None	Class I shares of other funds sold by the distributor
	•	Only offered to institutional and other eligible investors
	•	Generally lower annual expenses than Class A

[1]	Initial sales charges may apply if you exchange shares of the fund for shares of another fund sold by the distributor.

[2]

If you purchased shares by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge, your shares continue to be subject to the original fund’s contingent deferred sales charge.

[3]	Ask your Service Agent about the funds available for exchange.

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Sales charges

Class A shares

You may buy Class A shares at net asset value with no initial or contingent deferred sales charge. Class A shares are subject to ongoing service fees.

Class A shares may no longer be acquired through exchange. If you acquired Class A shares of the fund by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge, the original contingent deferred sales charge will continue to apply to these shares. If you redeem these shares within 12 months of the date you purchased shares of the original fund, you may be required to pay a contingent deferred sales charge of 1.00%.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

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Institutional investors — eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A shares, which have a different investment minimum and different fees and expenses. Institutional Investors generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors as authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the funds, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than would otherwise have been charged. The fund is not responsible

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for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes; please contact your Service Agent for additional details.

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Buying shares

Generally

You may buy shares on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
• Name of fund being bought
• Class of shares being bought
• Dollar amount or number of shares being bought
• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund	Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.
For initial purchases, complete and send your account application to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Subsequent purchases should be sent to the same address.
Enclose a check to pay for the shares, or arrange for the wiring of federal funds by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

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Orders received by telephone after the time at which the fund calculates its net asset value on a day will not be processed and the investor must resubmit the order on the fund’s next business day.

Effectiveness of purchase orders

Purchase orders for shares of the fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper order by the fund. Orders must be received before the fund calculates its net asset value on a day (normally 4:00 p.m. Eastern time) that the fund is open for business. If received after the fund calculates its net asset value, your order will be effective on the following fund business day at the time the fund calculates its net asset value.

If you pay by check, your purchase order for shares becomes effective on the fund business day following receipt at the time the fund calculates it net asset value on that day.

Shareholders must call the fund to arrange for the wiring of federal funds by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432. If the fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time).

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Through a Systematic Investment Plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

	•	Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)
	•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually
	•	If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee
For more information, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

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Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors	You may exchange shares at their net asset value next determined plus any applicable sales charge after receipt by your Service Agent or the transfer agent of your exchange request in good order.
	•	If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges
•

If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges

	•	You may exchange shares of the fund only for shares of the same class of other funds
	•	Not all funds offer all classes
•

Some funds are offered only in a limited number of states. Your Service Agent or Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

	•	Remember that an exchange is a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share
	•	Always be sure to read the prospectus of the fund into which you are exchanging shares

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Investment minimums, sales charges and other requirements	•	Your shares may be subject to an initial sales charge at the time of exchange
•

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•

For Class A exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

	•	Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares
	•	If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective
	•	The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information.

Telephone exchanges may be made only between accounts that have identical registrations.

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By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually
• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)
For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

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Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

If your request is received in good order by your Service Agent or the transfer agent prior to the time that the fund calculates its net asset value on any day the fund is open for business, your redemption proceeds normally will be sent one business day after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

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If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. If you hold your shares through the fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and you may be asked to provide other documents. Your Service Agent may charge a fee on a wire or an electronic transfer. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Your written request must provide the following:
	•	The fund name, the class of shares being redeemed, and your account number
	•	The dollar amount or number of shares being redeemed
	•	Signatures of each owner exactly as the account is registered
	•	Signature guarantees, as applicable (see “Other things to know about transactions”)

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By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

	•	Name of fund being redeemed
	•	Class of shares being redeemed
	•	Account number
If you hold shares directly with the fund, redemptions of shares may be made by telephone on any day the fund is open for business.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone redemptions. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000, and each automatic redemption must be at least $50.

The following conditions apply:
	•	Your shares must not be represented by certificates
	•	Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

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•

If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•	You must elect to have all dividends and distributions reinvested
For more information, please contact your Service Agent or consult the SAI.

Western Asset Massachusetts Municipal Money Market Fund½37

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

The transfer agent or Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

38½Western Asset Massachusetts Municipal Money Market Fund

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset

Western Asset Massachusetts Municipal Money Market Fund½39

value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. With prior notice, the minimum size of accounts subject to mandatory redemption, which may vary by class, may be changed, or fees for small accounts may be implemented.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

40½Western Asset Massachusetts Municipal Money Market Fund

The Boards of the non-money market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund described in this Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Western Asset Massachusetts Municipal Money Market Fund½41

Dividends, distributions and taxes
[to be updated]

Dividends and distributions

The fund intends to declare a dividend of substantially all of its net investment income on each day the fund is open for business. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt- interest dividends from Massachusetts municipal securities will also be exempt from Massachusetts personal income tax. For other distributions, you will generally have to pay federal income taxes, as well as any other state and local taxes. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share (except for any loss that may result from the imposition

42½Western Asset Massachusetts Municipal Money Market Fund

of a contingent deferred sales charge). The following table summarizes the tax status to you of certain transactions related to the fund:

TRANSACTION	FEDERAL TAX STATUS	MASSACHUSETTS PERSONAL INCOME TAX STATUS
Redemption or exchange of shares	Usually no gain or loss	Usually no gain or loss
Exempt-interest dividends	Exempt from regular federal income tax	Exempt from personal income tax if from interest on Massachusetts municipal securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund anticipates that it normally will not earn any long-term capital gains and therefore normally will not distribute any net capital gains. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment. Some exempt- interest dividends may be subject to the federal alternative minimum tax.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required

Western Asset Massachusetts Municipal Money Market Fund½43

certifications, you will be subject to backup withholding at the rate of 28% on your taxable distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

44½Western Asset Massachusetts Municipal Money Market Fund

Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order plus any applicable sales charge.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund is open for business and calculates its NAV every day on which both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the fund will be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, the fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

The fund’s NAV is usually calculated when regular trading closes on the NYSE (normally 4:00 p.m. Eastern time). On any day the NYSE closes earlier than 4:00 p.m., but the FRBNY remains open for business, the fund will remain open for purchase and redemption transactions during its normal business hours. On such days, the fund’s NAV will be calculated as of the close of the FRBNY or at 4:00 p.m., whichever is earlier. Correspondingly, on days when the NYSE remains open for business but the FRBNY closes earlier than 4:00 p.m., the fund will close early, and its NAV will be calculated as of the close of the FRBNY.

Western Asset Massachusetts Municipal Money Market Fund½45

To determine whether the fund is open for business, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time). If you transact through a Service Agent, you should contact your Service Agent directly to determine its schedule of operations.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

46½Western Asset Massachusetts Municipal Money Market Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class of fund shares during the periods shown. No financial highlights are presented for Class I shares because no Class I shares were outstanding for the periods shown. The returns for Class I shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s financial statements which have been audited by  , an independent registered public accounting firm, whose report, along with the fund’s financial highlights, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

Western Asset Massachusetts Municipal Money Market Fund½47

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

[to be updated]

WESTERN ASSET MASSACHUSETTS MUNICIPAL MONEY MARKET FUND CLASS A SHARES
	2009	2008	2007[1]	2006[1]	2005[1]

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income from operations:
Net investment income		0.028	0.030	0.021	0.008
Net realized gain (loss)		(0.000)[2]	0.000 [2]	0.000 [2]	—
Total income from operations		0.028	0.030	0.021	0.008
Less distributions from:
Net investment income		(0.028)	(0.030)	(0.021)	(0.008)
Net realized gain		(0.000)[2]	(0.000)[2]	—	—
Total distributions		(0.028)	(0.030)	(0.021)	(0.008)
NET ASSET VALUE, END OF YEAR		$1.000	$1.000	$1.000	$1.000
Total return[3]		2.84%	3.01%	2.10%	0.81%
NET ASSETS, END OF YEAR (millions)		$300	$261	$202	$183
Ratios to average net assets:
Gross expenses		0.61%	0.61%[4]	0.64%	0.64%
Net expenses[5]		0.61 [6]	0.61 [4,7]	0.64 [7]	0.64 [7]
Net investment income		2.74	2.96	2.09	0.79

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense, other than interest, brokerage, taxes and extraordinary expenses, ratios would have been 0.61% and 0.60%, respectively.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.80%.

[6]	There was no impact to the expense ratio as a result of fees paid indirectly.

[7]	Reflects fee waivers and/or expense reimbursements.

48½Western Asset Massachusetts Municipal Money Market Funds

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Western Asset Massachusetts
Municipal Money Market Fund

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund at Legg Mason Partners Funds, 55 Water St., New York, New York 10041. You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of the fund’s SAI and Annual and Semi-Annual Reports, or to request other information.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-4052)
FD01673 08/09

PROSPECTUS / August  , 2009

Western Asset
Municipal
Money Market Fund
Class A and Class I Shares

Class	Ticker Symbols
A	TFMXX
I	TFYXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

SUPPLEMENT DATED AUGUST  , 2009
TO THE PROSPECTUS DATED AUGUST  , 2009

The following supplements, and replaces any contrary
information in, the Prospectus

Participation in the Temporary Guarantee Program for
Money Market Funds

The fund participates in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the "Guarantee Program") which has been extended through September 18, 2009. Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, if an otherwise eligible shareholder closes or transfers his or her fund account during the period covered by the Program, the shareholder will no longer be covered under the Program. Also, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value per share of the fund is less than $0.995, unless promptly cured (a "Guarantee Event"). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per "covered share." The number of "covered shares" held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the latest extension of the Guarantee Program is currently scheduled to terminate as of the close of business on September 18, 2009.

In order to participate in the Guarantee Program, the fund has paid a participation fee of 0.04% of the fund’s asset base (number of shares outstanding X 1.00) as of September 19, 2008, which is not covered by any expense cap currently in effect.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

Western Asset
Municipal Money Market Fund

Contents

Investment objective

The fund seeks to provide income exempt from regular federal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Your actual costs may be higher or lower.

SHAREHOLDER FEES (paid directly from your investment)
	CLASS A	CLASS I

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	CLASS A	CLASS I

Management fees
Distribution and service (12b-1) fees	0.10%	None
Other expenses[1]
Treasury Guarantee Program[2]
Total annual fund operating expenses	[3]

[1]	“Other expenses” for Class I shares have been estimated based on expenses incurred by Class A shares because no Class I shares were outstanding during the fund’s past fiscal year.

[2]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense limitation currently in effect. The fund has elected to continue to participate in the Program until its termination date on September 18, 2009. For the fiscal year ended 03/31/2010, the expenses of participation in the Program are expected to be [  ]%.

[3]

Because management has agreed to voluntarily forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), actual total annual operating expenses are not expected to exceed 0.70% for Class A shares (the “voluntary limits”). This arrangement may be changed or terminated at any time. The manager is permitted to recapture amounts voluntarily forgone or reimbursed to the fund during the previous 12 months if the fund’s total annual operating expenses have fallen to a level below the voluntary limits. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary limits.

2½Western Asset Municipal Money Market Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A
Class I

Principal investment strategies

The fund is a money market fund which invests primarily in short-term high quality municipal securities, the interest on which is excluded from regular federal income tax, although it may be subject to the alternative minimum tax. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other investments whose interest may be subject to federal taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

Western Asset Municipal Money Market Fund½3

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has caused a significant decline in the value and liquidity of many securities.

•	Credit risk. An issuer or obligor of a security held by the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

•

Yield risk. The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

•

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income tax due to unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

4½Western Asset Municipal Money Market Fund

•	Structured securities risk. Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

•

Risks associated with investments in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

•	Portfolio selection risk. The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security, or about interest rates generally, may be incorrect.

These and other risks are discussed in more detail later in this Prospectus or in the Statement of Additional Information (“SAI”).

Please note there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

Annual total return

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows how the fund’s average annual returns compare with an index or other benchmark. No performance information is presented for Class I shares because no Class I shares were outstanding prior to the date of this Prospectus. The returns for Class I shares would differ from those of other classes’ shares to the extent those classes bear different expenses. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors (select “Money Market” and click on the name of the fund in the dropdown menu), or by phone, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Western Asset Municipal Money Market Fund½5

Best quarter (ended [date]): __%. Worst quarter (ended [date]): __%. The year-to-date return as of the most recent calendar quarter, which ended 06/30/2009, was __%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)
CLASS	1 YEAR	5 YEARS	10 YEARS

Class A
90 day Treasury Bill Index

7-Day yield as of December 31, 2008

Class A: [  ]%

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase and redeem shares of the fund on any day on which both the New York Stock Exchange and the

6½Western Asset Municipal Money Market Fund

Federal Reserve Bank of New York are open for business, subject to certain exceptions. You should contact your financial intermediary, or, if you hold your shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888- 425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504). Purchases made by wire are generally effective on the day made, and those made by check on the next business day. Redemption proceeds, which may be sent by wire, ACH transfer or check, are generally sent one business day after receipt of your order.

The fund’s initial and subsequent investment minimums generally are as follows, although your financial intermediary may impose higher minimums.

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENTS
	CLASS A	CLASS I

General	$1,000/$50	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	n/a
Systematic Investment Plans	$50/$50	n/a
Clients of Eligible Financial Intermediaries	None/None	None/None
Institutional Investors	$1,000/$50	$1 million/None

Tax information

The fund intends to distribute income that is exempt from regular federal income tax. A portion of the fund’s distributions may be subject to such tax or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Western Asset Municipal Money Market Fund½7

More on the fund’s investment strategies, investments and risks

The fund described in this Prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investment strategies and investments

Investment objective

The fund seeks to provide income exempt from regular federal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Minimum credit quality

The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Municipal securities

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “municipal securities.” The fund’s 80% policy may not be changed without a shareholder vote. Except

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for this policy, the fund’s investment objective and strategies may be changed without shareholder approval.

Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features

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that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income tax. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local income taxes.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to regular federal and/or state personal income taxes.

Banking industry concentration

The fund may invest more than 25% of its assets in banking obligations, including participation interests in municipal securities issued and/or backed by banks and other obligations that have

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credit support or liquidity features provided by banks. Up to 25% of its assets may be invested in obligations of non-U.S. banks.

Structured securities

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset- backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. These instruments may have the effect of leveraging the fund’s portfolio or increasing its exposure to interest rate risk or credit risk even if they are not primarily intended for these purposes.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker-dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Money market instruments

The fund may invest in taxable money market instruments to the extent consistent with the fund’s investment policies. Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or

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state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days. It is typically issued by structured investment vehicles or other conduits. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.

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Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

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Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of high quality taxable money market instruments and short-term debt securities or cash without regard to any percentage limitations. The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

Selection process

In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

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•	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•

Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares and would have lost money. By investing in the fund, you agree to this reduction should it become necessary.

Risks of investing in the fund

•	Interest rate and market risk. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the

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ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline.

•

Credit risk. The fund invests exclusively in securities that are rated, when the fund buys them, in the two highest short-term rating categories or, if unrated, are, in the subadviser’s opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

•

Yield risk. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income, and, if the fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1 share price.

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•

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax- exempt status of municipal securities.

•

Structured securities risk. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in municipal securities. These issues could be resolved in a manner that could hurt the performance of the fund.

•

Risks associated with investments in the banking industry. The fund may concentrate in banking obligations, such as municipal securities that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the

Western Asset Municipal Money Market Fund½17

regulations to which U.S. and non-U.S. issuers and markets are subject.

•	Portfolio selection risk. The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security, or about interest rates generally, may be incorrect.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

For more information about the fund, please also see the fund’s website, http://www.leggmason.com/individualinvestors, select “Money Market” and click on the name of the fund in the dropdown menu.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of  , 2009, LMPFA’s total assets under management were approximately $__ billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of  , 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $__ billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of  , 2009, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $__ billion.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.45% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.40% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.35% on assets over $10 billion.

For the fiscal year ended March 31, 2009, the fund paid a management fee of [  ]% of the fund’s average daily net assets for investment management services[, after waivers and reimbursements].

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A discussion regarding the basis of the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s annual report for the year ended March 31, 2009.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 plan for its Class A shares. The Rule 12b-1 plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares. This fee is an ongoing expense and, over time, it increases the cost of your investment and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan for its Class I shares.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives

20½Western Asset Municipal Money Market Fund

or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

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Choosing a class of shares to buy

Individual investors can generally purchase Class A shares of the fund. Class A shares may no longer be acquired through exchange. Individual investors who held Class I shares prior to November 20, 2006, may continue to invest in Class I shares.

Institutional Investors and Clients of Eligible Financial Intermediaries can generally purchase Class I and Class A shares of the fund. For additional information, refer to “Institutional investors—eligible investors” below.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services offered by other Service Agents. Services offered by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. To access the website, go to http://www.leggmason.com/individualinvestors, select “Money Market” and click on the name of the fund in the dropdown menu.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class best meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

		KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[3]
Class A	•	No initial or contingent deferred sales charge	None[1]	None[2]	0.10% of average daily net assets	Class A shares of other funds sold by the distributor
	•	Offered to individual and institutional investors
	•	Generally higher annual expenses than Class I
Class I	•	No initial or contingent deferred sales charge	None	None	None	Class I shares of other funds sold by the distributor
	•	Only offered to institutional and other eligible investors
	•	Generally lower annual expenses than Class A

[1]	Initial sales charges may apply if you exchange shares of the fund for shares of another fund sold by the distributor.

[2]

If you purchased shares by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge, your shares continue to be subject to the original fund’s contingent deferred sales charge.

[3]	Ask your Service Agent about the funds available for exchange.

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Sales charges

Class A shares

You may buy Class A shares at net asset value with no initial or contingent deferred sales charge. Class A shares are subject to ongoing service fees.

Class A shares may no longer be acquired through exchange. If you acquired Class A shares of the fund by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge, the original contingent deferred sales charge will continue to apply to these shares. If you redeem these shares within 12 months of the date you purchased shares of the original fund, you may be required to pay a contingent deferred sales charge of 1.00%.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

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Institutional investors—eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A shares, which have a different investment minimum and different fees and expenses. Institutional Investors generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors as authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the funds, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a

Western Asset Municipal Money Market Fund½25

share class with higher service and distribution-related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes; please contact your Service Agent for additional details.

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Buying shares

Generally

You may buy shares on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
• Name of fund being bought
• Class of shares being bought
• Dollar amount or number of shares being bought
• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund	Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.
For initial purchases, complete and send your account application to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Subsequent purchases should be sent to the same address.
Enclose a check to pay for the shares, or arrange for the wiring of federal funds by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

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Orders received by telephone after the time at which the fund calculates its net asset value on a day will not be processed and the investor must resubmit the order on the fund’s next business day.

Effectiveness of purchase orders

Purchase orders for shares of the fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper order by the fund. Orders must be received before the fund calculates its net asset value on a day (normally 4:00 p.m. Eastern time) that the fund is open for business. If received after the fund calculates its net asset value, your order will be effective on the following fund business day at the time the fund calculates its net asset value.

If you pay by check, your purchase order for shares becomes effective on the fund business day following receipt at the time the fund calculates it net asset value on that day.

Shareholders must call the fund to arrange for the wiring of federal funds by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432. If the fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time).

28½Western Asset Municipal Money Market Fund

Through a Systematic Investment Plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

	•	Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)
	•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually
	•	If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee
For more information, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

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Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors	You may exchange shares at their net asset value next determined plus any applicable sales charge after receipt by your Service Agent or the transfer agent of your exchange request in good order.
	•	If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges
•

If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges

	•	You may exchange shares of the fund only for shares of the same class of other funds
	•	Not all funds offer all classes
•

Some funds are offered only in a limited number of states. Your Service Agent or Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

	•	Remember that an exchange is a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share
	•	Always be sure to read the prospectus of the fund into which you are exchanging shares

30½Western Asset Municipal Money Market Fund

Investment minimums, sales charges and other requirements	•	Your shares may be subject to an initial sales charge at the time of exchange
•

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•

For Class A exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

	•	Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares
	•	If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective
	•	The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information.

Telephone exchanges may be made only between accounts that have identical registrations.

Western Asset Municipal Money Market Fund½31

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually
• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)
For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

32½Western Asset Municipal Money Market Fund

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

If your request is received in good order by your Service Agent or the transfer agent prior to the time that the fund calculates its net asset value on any day the fund is open for business, your redemption proceeds normally will be sent one business day after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

Western Asset Municipal Money Market Fund½33

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. If you hold your shares through the fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and you may be asked to provide other documents. Your Service Agent may charge a fee on a wire or an electronic transfer. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Your written request must provide the following:
	•	The fund name, the class of shares being redeemed, and your account number
	•	The dollar amount or number of shares being redeemed
	•	Signatures of each owner exactly as the account is registered
	•	Signature guarantees, as applicable (see “Other things to know about transactions”)

34½Western Asset Municipal Money Market Fund

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

	•	Name of fund being redeemed
	•	Class of shares being redeemed
	•	Account number
If you hold shares directly with the fund, redemptions of shares may be made by telephone on any day the fund is open for business.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone redemptions. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000, and each automatic redemption must be at least $50.

The following conditions apply:
	•	Your shares must not be represented by certificates
	•	Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

Western Asset Municipal Money Market Fund½35

•

If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•	You must elect to have all dividends and distributions reinvested
For more information, please contact your Service Agent or consult the SAI.

36½Western Asset Municipal Money Market Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

The transfer agent or Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

Western Asset Municipal Money Market Fund½37

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset

38½Western Asset Municipal Money Market Fund

value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. With prior notice, the minimum size of accounts subject to mandatory redemption, which may vary by class, may be changed, or fees for small accounts may be implemented.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Western Asset Municipal Money Market Fund½39

The Boards of the non-money market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund described in this Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

40½Western Asset Municipal Money Market Fund

Dividends, distributions and taxes [to be updated]

Dividends and distributions

The fund intends to declare a dividend of substantially all of its net investment income on each day the fund is open for business. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. For other distributions, you will generally have to pay federal income taxes, as well as any other state and local taxes. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share (except for any loss that may result from the imposition of a contingent deferred sales charge). The following table summarizes the tax status to you of certain transactions related to the fund:

Western Asset Municipal Money Market Fund½41

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually no gain or loss
Exempt-interest dividends	Exempt from regular federal income tax
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund anticipates that it normally will not earn any long-term capital gains and therefore normally will not distribute any net capital gains. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment. Some exempt- interest dividends may be subject to the federal alternative minimum tax.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your taxable distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

42½Western Asset Municipal Money Market Fund

Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order plus any applicable sales charge.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund is open for business and calculates its NAV every day on which both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the fund will be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, the fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

The fund’s NAV is usually calculated when regular trading closes on the NYSE (normally 4:00 p.m. Eastern time). On any day the NYSE closes earlier than 4:00 p.m., but the FRBNY remains open for business, the fund will remain open for purchase and redemption transactions during its normal business hours. On such days, the fund’s NAV will be calculated as of the close of the FRBNY or at 4:00 p.m., whichever is earlier. Correspondingly, on days when the NYSE remains open for business but the FRBNY

Western Asset Municipal Money Market Fund½43

closes earlier than 4:00 p.m., the fund will close early, and its NAV will be calculated as of the close of the FRBNY.

To determine whether the fund is open for business, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time). If you transact through a Service Agent, you should contact your Service Agent directly to determine its schedule of operations.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

44½Western Asset Municipal Money Market Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class of fund shares during the periods shown. No financial highlights are presented for Class I shares because no Class I shares were outstanding for the periods shown. The returns for Class I shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s financial statements which have been audited by  , an independent registered public accounting firm, whose report, along with the fund’s financial highlights, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

[to be updated]

WESTERN ASSET MUNICIPAL MONEY MARKET CLASS A SHARES
	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income from operations:
Net investment income		0.029	0.031	0.022	0.009
Net realized gain[1]		0.000	0.000	0.000	0.000
Total income from operations		0.029	0.031	0.022	0.009
Less distributions from:
Net investment income		(0.029)	(0.031)	(0.022)	(0.009)
Net realized gain		(0.000)[1]	(0.000)[1]	—	(0.000)[1]
Total distributions		(0.029)	(0.031)	(0.022)	(0.009)
NET ASSET VALUE, END OF YEAR		$1.000	$1.000	$1.000	$1.000
Total return[2]		2.93%	3.10%	2.19%	0.90%
NET ASSETS, END OF YEAR (millions)		$10,051	$8,232	$7,474	$7,080
Ratios to average net assets:
Gross expenses		0.52%	0.53%[3]	0.55%	0.57%
Net expenses[4]		0.52 [5]	0.52 [3,6]	0.55 [6]	0.56 [6]
Net investment income		2.85	3.05	2.17	0.90

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

Western Asset Municipal Money Market Fund½45

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.52%.

[4]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.70%.

[5]	There was no impact to the expense ratio as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

46½Western Asset Municipal Money Market Fund

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Western Asset Municipal Money Market Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-4052)
FO02310 08/09

PROSPECTUS / August  , 2009

Western Asset
New York Municipal
Money Market Fund

Class A and Class I Shares

Class	Ticker Symbols
A	MBNXX
I	SNNXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

WESTERN ASSET NEW YORK MUNICIPAL MONEY MARKET FUND

SUPPLEMENT DATED AUGUST [  ], 2009
TO THE PROSPECTUS DATED AUGUST [  ], 2009

The following supplements, and replaces any contrary information in, the Prospectus

Participation in the Temporary Guarantee Program for Money Market Funds

Each fund participates in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”) which has been extended through September 18, 2009. Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, if an otherwise eligible shareholder closes or transfers his or her fund account during the period covered by the Program, the shareholder will no longer be covered under the Program. Also, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value per share of a fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to a fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the latest extension of the Guarantee Program is currently scheduled to terminate as of the close of business on September 18, 2009.

In order to participate in the Guarantee Program, each fund has paid a participation fee of 0.04% of the fund’s asset base (number of shares outstanding X 1.00) as of September 19, 2008, which is not covered by any expense cap currently in effect.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

Western Asset
New York Municipal Money Market Fund

Contents

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and New York State and New York City personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Your actual costs may be higher or lower.

SHAREHOLDER FEES (paid directly from your investment)
	CLASS A	CLASS I

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	CLASS A	CLASS I

Management fees
Distribution and service (12b-1) fees	0.10%	None
Other expenses
Treasury Guarantee Program[1]
Total annual fund operating expenses[2]

[1]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense limitation currently in effect. The fund has elected to continue to participate in the Program until its termination date on September 18, 2009. For the fiscal year ended 03/31/2010, the expenses of participation in the Program are expected to be [  ]%.

[2]

Because management has agreed to voluntarily forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), actual total annual operating expenses are not expected to exceed 0.80% for Class A shares and 0.70% for Class I shares (the “voluntary limits”). This arrangement may be changed or terminated at any time. The manager is permitted to recapture amounts voluntarily forgone or reimbursed to the fund during the previous 12 months if the fund’s total annual operating expenses have fallen to a level below the voluntary limits. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary limits.

2½Western Asset New York Municipal Money Market Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A
Class I

Principal investment strategies

The fund is a money market fund which invests primarily in short-term high quality municipal securities, the interest on which is excluded from regular federal income tax and New York State and New York City personal income taxes, although it may be subject to the alternative minimum tax. These securities include participation or other interests in New York municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in municipal securities and other investments whose interest may be subject to federal and/or New York State and New York City taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

Western Asset New York Municipal Money Market Fund½3

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has caused a significant decline in the value and liquidity of many securities.

•	Credit risk. An issuer or obligor of a security held by the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

•

Yield risk. The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

•

Tax risk. The income on the fund’s municipal securities could become subject to regular federal or New York State or New York City personal income taxes due to unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

4½Western Asset New York Municipal Money Market Fund

•	Structured securities risk. Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

•

Risks associated with investments in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

•

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities and may be affected significantly by economic, regulatory or political developments affecting New York obligors.

•	Portfolio selection risk. The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security, or about interest rates generally, may be incorrect.

These and other risks are discussed in more detail later in this Prospectus or in the Statement of Additional Information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

Please note there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

Annual total return

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows how the fund’s average annual returns compare with an index or other benchmark. The fund makes updated

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performance information available at the fund’s website, http://www.leggmason.com/individualinvestors (select “Money Market” and click on the name of the fund in the dropdown menu) or by phone, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best quarter (ended [date]): __%. Worst quarter (ended [date]): __%. The year-to-date return as of the most recent calendar quarter, which ended 06/30/2009, was __%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)
CLASS	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION	INCEPTION DATE

Class A					09/30/92
Class I			N/A		12/03/03
90 day Treasury Bill Index

7-Day yield as of December 31, 2008

Class A [  ]%

Class I [  ]%

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Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase and redeem shares of the fund on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions. You should contact your financial intermediary, or, if you hold your shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504). Purchases made by wire are generally effective on the day made, and those made by check on the next business day. Redemption proceeds, which may be sent by wire, ACH transfer or check, are generally sent one business day after receipt of your order. You may also be eligible to schedule automatic redemptions of a portion of your shares.

The fund’s initial and subsequent investment minimums generally are as follows, although your financial intermediary may impose higher minimums.

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENTS
	CLASS A	CLASS I

General	$1,000/$50	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	n/a
Systematic Investment Plans	$50/$50	n/a
Clients of Eligible Financial Intermediaries	None/None	None/None
Institutional Investors	$1,000/$50	$1 million/None

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Tax information

The fund intends to distribute income that is exempt from regular federal and New York State and New York City income taxes. A portion of the fund’s distributions may be subject to such taxes or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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More on the fund’s investment strategies, investments and risks

The fund described in this Prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investment strategies and investments

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and New York State and New York City personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Minimum credit quality

The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

New York municipal securities

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “New York municipal securities.” The fund’s 80% policy may not be changed without a shareholder

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vote. Except for this policy, the fund’s investment objective and strategies may be changed without shareholder approval.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

New York municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features

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that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal and New York State and New York City personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or New York State and New York City personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal and New York State and New York City personal income taxes. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New York.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to regular federal income taxes and New York State and New York City personal income taxes.

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Banking industry concentration

The fund may invest more than 25% of its assets in banking obligations, including participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks. Up to 25% of its assets may be invested in obligations of non-U.S. banks.

Structured securities

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset- backed or mortgage-backed securities. The fund may invest up to 20% of its assets, measured at the time of investment, in tender option bonds, partnership interests and swap-based securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. These instruments may have the effect of leveraging the fund’s portfolio or increasing its exposure to interest rate risk or credit risk even if they are not primarily intended for these purposes.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker-dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder

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can sell the interests back to the issuer after a specified notice period.

Money market instruments

The fund may invest in taxable money market instruments to the extent consistent with the fund’s investment policies. Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days. It is typically issued by structured investment vehicles or other conduits. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

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Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment

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exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of high quality taxable money market instruments and short-term debt securities or cash without regard to any percentage limitations. The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

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Selection process

In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

•	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•

Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares and would have lost money. By investing in the fund, you agree to this reduction should it become necessary.

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Risks of investing in the fund

•

Interest rate and market risk. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline.

•

Credit risk. The fund invests exclusively in securities that are rated, when the fund buys them, in the two highest short-term rating categories or, if unrated, are, in the subadviser’s opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

•

Yield risk. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s

Western Asset New York Municipal Money Market Fund½17

expenses could absorb all or a significant portion of the fund’s income, and, if the fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1 share price.

•

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes or New York State and New York City personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

•

Structured securities risk. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in municipal securities. These issues could be resolved in a manner that could hurt the performance of the fund.

•

Risks associated with investments in the banking industry. The fund may concentrate in banking obligations, such as municipal securities that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry, including the ongoing global financial crisis. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will

18½Western Asset New York Municipal Money Market Fund

continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject.

•

Risks associated with focusing investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other developments affecting New York municipal issuers. The national economic downturn has had a significant impact on the State and City of New York, the nation’s financial capital. The credit markets have been a focal point of the economic contraction. The volume of write-downs of bad debt related to subprime mortgage-backed assets continues to affect finance sector profits. Lending activity has slowed, resulting in a severe drop in key revenue generating activity within the finance sector. State wage growth is projected to decline. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal and the market value and marketability of municipal securities held by the fund. If the fund has difficulty finding high quality New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase. More detailed information about the economy of New York may be found in the SAI.

•	Portfolio selection risk. The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security, or about interest rates generally, may be incorrect.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

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Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

For more information about the fund, please also see the fund’s website, http://www.leggmason.com/individualinvestors, select “Money Market” and click on the name of the fund in the dropdown menu.

20½Western Asset New York Municipal Money Market Fund

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of  , 2009, LMPFA’s total assets under management were approximately $__ billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of  , 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $__ billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of  , 2009, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $__ billion.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.45% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.40% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.35% on assets over $10 billion.

For the fiscal year ended March 31, 2009, the fund paid a management fee of [  ]% of the fund’s average daily net assets for investment management services [, after waivers and reimbursements].

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A discussion regarding the basis of the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s annual report for the year ended March 31, 2009.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 plan for its Class A shares. The Rule 12b-1 plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares. This fee is an ongoing expense and, over time, it increases the cost of your investment and may cost you more than other types of sales charges. The fund has not adopted a Rule 12b-1 plan for its Class I shares.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives

22½Western Asset New York Municipal Money Market Fund

or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

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Choosing a class of shares to buy

Individual investors can generally purchase Class A shares of the fund. Class A shares may no longer be acquired through exchange. Individual investors who held Class I shares prior to November 20, 2006, may continue to invest in Class I shares.

Institutional Investors and Clients of Eligible Financial Intermediaries can generally purchase Class I and Class A shares of the fund. For additional information, refer to “Institutional investors—eligible investors” below.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services offered by other Service Agents. Services offered by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. To access the website, go to http://www.leggmason.com/individualinvestors, select “Money Market” and click on the name of the fund in the dropdown menu.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class best meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

		KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[3]
Class A	•	No initial or contingent deferred sales charge	None[1]	None[2]	0.10% of average daily net assets	Class A shares of other funds sold by the distributor
	•	Offered to individual and institutional investors
	•	Generally higher annual expenses than Class I
Class I	•	No initial or contingent deferred sales charge	None	None	None	Class I shares of other funds sold by the distributor
	•	Only offered to institutional and other eligible investors
	•	Generally lower annual expenses than Class A

[1]	Initial sales charges may apply if you exchange shares of the fund for shares of another fund sold by the distributor.

[2]

If you purchased shares by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge, your shares continue to be subject to the original fund’s contingent deferred sales charge.

[3]	Ask your Service Agent about the funds available for exchange.

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Sales charges

Class A shares

You may buy Class A shares at net asset value with no initial or contingent deferred sales charge. Class A shares are subject to ongoing service fees.

Class A shares may no longer be acquired through exchange. If you acquired Class A shares of the fund by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge, the original contingent deferred sales charge will continue to apply to these shares. If you redeem these shares within 12 months of the date you purchased shares of the original fund, you may be required to pay a contingent deferred sales charge of 1.00%.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

26½Western Asset New York Municipal Money Market Fund

Institutional investors—eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A shares, which have a different investment minimum and different fees and expenses. Institutional Investors generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors as authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the funds, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than would otherwise have been charged. The fund is not responsible

Western Asset New York Municipal Money Market Fund½27

for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes; please contact your Service Agent for additional details.

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Buying shares

Generally

You may buy shares on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
• Name of fund being bought
• Class of shares being bought
• Dollar amount or number of shares being bought
• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund	Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.
For initial purchases, complete and send your account application to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Subsequent purchases should be sent to the same address.
Enclose a check to pay for the shares, or arrange for the wiring of federal funds by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

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Orders received by telephone after the time at which the fund calculates its net asset value on a day will not be processed and the investor must resubmit the order on the fund’s next business day.

Effectiveness of purchase orders

Purchase orders for shares of the fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper order by the fund. Orders must be received before the fund calculates its net asset value on a day (normally 4:00 p.m. Eastern time) that the fund is open for business. If received after the fund calculates its net asset value, your order will be effective on the following fund business day at the time the fund calculates its net asset value.

If you pay by check, your purchase order for shares becomes effective on the fund business day following receipt at the time the fund calculates it net asset value on that day.

Shareholders must call the fund to arrange for the wiring of federal funds by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432. If the fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time).

30½Western Asset New York Municipal Money Market Fund

Through a Systematic Investment Plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

	•	Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)
	•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually
	•	If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee
For more information, contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

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Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors	You may exchange shares at their net asset value next determined plus any applicable sales charge after receipt by your Service Agent or the transfer agent of your exchange request in good order.
	•	If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges
•

If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges

	•	You may exchange shares of the fund only for shares of the same class of other funds
	•	Not all funds offer all classes
•

Some funds are offered only in a limited number of states. Your Service Agent or Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

	•	Remember that an exchange is a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share
	•	Always be sure to read the prospectus of the fund into which you are exchanging shares

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Investment minimums, sales charges and other requirements	•	Your shares may be subject to an initial sales charge at the time of exchange
•

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•

For Class A exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

	•	Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares
	•	If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective
	•	The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information.

Telephone exchanges may be made only between accounts that have identical registrations.

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By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually
• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)
For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

34½Western Asset New York Municipal Money Market Fund

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

If your request is received in good order by your Service Agent or the transfer agent prior to the time that the fund calculates its net asset value on any day the fund is open for business, your redemption proceeds normally will be sent one business day after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

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If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. If you hold your shares through the fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and you may be asked to provide other documents. Your Service Agent may charge a fee on a wire or an electronic transfer. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Your written request must provide the following:
	•	The fund name, the class of shares being redeemed, and your account number
	•	The dollar amount or number of shares being redeemed
	•	Signatures of each owner exactly as the account is registered
	•	Signature guarantees, as applicable (see “Other things to know about transactions”)

36½Western Asset New York Municipal Money Market Fund

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

	•	Name of fund being redeemed
	•	Class of shares being redeemed
	•	Account number
If you hold shares directly with the fund, redemptions of shares may be made by telephone on any day the fund is open for business.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone redemptions. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000, and each automatic redemption must be at least $50.

The following conditions apply:
	•	Your shares must not be represented by certificates
	•	Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

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•

If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•	You must elect to have all dividends and distributions reinvested
For more information, please contact your Service Agent or consult the SAI.

38½Western Asset New York Municipal Money Market Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, signature of each owner exactly as the account is registered (See “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

The transfer agent or Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

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•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset

40½Western Asset New York Municipal Money Market Fund

value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. With prior notice, the minimum size of accounts subject to mandatory redemption, which may vary by class, may be changed, or fees for small accounts may be implemented.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

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The Boards of the non-money market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund described in this Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

42½Western Asset New York Municipal Money Market Fund

Dividends, distributions and taxes [to be updated]

Dividends and distributions

The fund intends to declare a dividend of substantially all of its net investment income on each day the fund is open for business. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt- interest dividends from New York municipal securities will also be exempt from New York State and New York City personal income tax. For other distributions, you will generally have to pay federal income taxes, as well as any other state and local taxes. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share (except for any loss that may result from the imposition of a contingent deferred sales charge). The following table summarizes the tax status to you of certain transactions related to the fund:

Western Asset New York Municipal Money Market Fund½43

TRANSACTION	FEDERAL TAX STATUS	NEW YORK PERSONAL INCOME TAX STATUS
Redemption or exchange of shares	Usually no gain or loss	Usually no gain or loss
Exempt-interest dividends	Exempt from regular federal income tax	Exempt from personal income tax if from interest on New York municipal securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund anticipates that it normally will not earn any long-term capital gains and therefore normally will not distribute any net capital gains. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment. Some exempt- interest dividends may be subject to the federal alternative minimum tax.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your taxable distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

44½Western Asset New York Municipal Money Market Fund

Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order plus any applicable sales charge.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund is open for business and calculates its NAV every day on which both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the fund will be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, the fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

The fund’s NAV is usually calculated when regular trading closes on the NYSE (normally 4:00 p.m. Eastern time). On any day the NYSE closes earlier than 4:00 p.m., but the FRBNY remains open for business, the fund will remain open for purchase and redemption transactions during its normal business hours. On such days, the fund’s NAV will be calculated as of the close of the FRBNY or at 4:00 p.m., whichever is earlier. Correspondingly, on days when the NYSE remains open for business but the FRBNY closes earlier than 4:00 p.m., the fund will close early, and its NAV will be calculated as of the close of the FRBNY.

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To determine whether the fund is open for business, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time). If you transact through a Service Agent, you should contact your Service Agent directly to determine its schedule of operations.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

46½Western Asset New York Municipal Money Market Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class of fund shares during the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s financial statements which have been audited by  , an independent registered public accounting firm, whose report, along with the fund’s financial highlights, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

WESTERN ASSET NEW YORK MUNICIPAL MONEY MARKET FUND CLASS A SHARES
	2008		2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR		$1.000	$1.000	$1.000	$1.000	$1.000
Income from operations:
Net investment income			0.028	0.030	0.021	0.008
Net realized gain[1]			0.000	0.000	0.000	0.000
Total income from operations			0.028	0.030	0.021	0.008
Less distributions from:
Net investment income			(0.028)	(0.030)	(0.021)	(0.008)
Net realized gains[1]			(0.000)	(0.000)	(0.000)	(0.000)
Total Distributions			(0.028)	(0.030)	(0.021)	(0.008)
NET ASSET VALUE, END OF YEAR	$		$1.000	$1.000	$1.000	$1.000
Total Return[2]			2.84%	3.03%	2.13%	0.86%
NET ASSETS, END OF YEAR (millions)	$		$2,762	$2,137	$1,806	$1,810
Ratios to average net assets:
Gross expenses			0.55%	0.56%[3]	0.59%	0.60%
Net expenses[4]			0.55 [5]	0.56 [3,6]	0.59 [6]	0.59 [6]
Net investment income			2.75	2.98	2.11	0.84

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.55%.

[4]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.80%.

[5]	There was no impact to the expense ratio as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

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For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

WESTERN ASSET NEW YORK MUNICIPAL MONEY MARKET FUND CLASS I SHARES
	2009		2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR		$1.000	$1.000	$1.000	$1.000	$1.000
Income from operations:
Net investment income			0.029	0.031	0.022	0.010
Net realized gain[1]			0.000	0.000	0.000	0.000
Total income from operations			0.029	0.031	0.022	0.010
Less distributions from:
Net investment income			(0.029)	(0.031)	(0.022)	(0.010)
Net realized gains[1]			(0.000)	(0.000)	(0.000)	(0.000)
Total distributions			(0.029)	(0.031)	(0.022)	(0.010)
NET ASSET VALUE, END OF YEAR	$		$1.000	$1.000	$1.000	$1.000
Total return[2]			2.94%	3.13%	2.26%	0.98%
NET ASSETS, END OF YEAR (millions)	$		$137	$174	$165	$126
Ratios to average net assets:
Gross expenses			0.45%	0.45%[3]	0.46%	0.48%
Net expenses[4]			0.45 [5]	0.45 [3,6]	0.46 [6]	0.47 [6]
Net investment income			2.95	3.08	2.27	1.00

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.45% and 0.45%, respectively.

[4]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.70%.

[5]	There was no impact to the expense ratio as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

48½Western Asset New York Municipal Money Market Fund

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

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You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-4052)
FD0774 08/09

____________, 2009

Legg Mason Partners Money Market Trust

Western Asset California Municipal Money Market Fund
Western Asset Massachusetts Municipal Money Market Fund
Western Asset Municipal Money Market Fund
Western Asset New York Municipal Money Market Fund (the “funds”)

55 Water Street
New York, New York 10041
1-800-822-5544
1-888-425-6432

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectuses of Western Asset California Municipal Money Market Fund (“California Fund”), Western Asset Massachusetts Municipal Money Market Fund (“Massachusetts Fund”), Western Asset Municipal Money Market Fund (“Municipal Fund”) and Western Asset New York Municipal Money Market Fund (“New York Fund”), each dated ___________, 2009, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund effective April 16, 2007. Each fund is a series of Legg Mason Partners Money Market Trust (the “Trust”), a Maryland business trust. Certain historical information contained in this SAI for periods prior to April 16, 2007 is that of each fund’s predecessor.

Prior to April 16, 2007, Western Asset Municipal Money Market Fund was known as Smith Barney Municipal Money Market Fund, Inc., Western Asset California Municipal Money Market Fund was known as Legg Mason Partners Municipal Funds—California Money Market Portfolio, Western Asset Massachusetts Municipal Money Market Fund was known as Legg Mason Partners Municipal Funds—Massachusetts Money Market Portfolio and Western Asset New York Municipal Money Market Fund was known as Legg Mason Partners Municipal Funds—New York Money Market Portfolio.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. Each fund’s Prospectus and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone numbers set forth above, by sending an e-mail request to requestprospectus@leggmason.com, or by visiting the funds’ website at http://www.leggmason.com/
individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for each fund.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS,
INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Municipal Fund is currently classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of California Fund, Massachusetts Fund and New York Fund is currently classified as a non-diversified fund under the 1940 Act.

Each fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus

Investment Objectives

California Fund seeks to provide income exempt from both regular federal income tax and California personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

New York Fund seeks to provide income exempt from both regular federal income tax and New York State and New York City personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Massachusetts Fund seeks to provide income exempt from both regular federal income tax and Massachusetts personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Municipal Fund seeks to provide income exempt from regular federal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

The investment objective of each fund is non-fundamental and may be changed without approval by that fund’s shareholders.

Principal Investment Strategies

California Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

California municipal securities. Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “California municipal securities.” The fund’s 80% policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed without shareholder approval.

California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

California municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal and California personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or California personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal and California personal income taxes. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than California.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to regular federal income taxes and California personal income taxes.

Banking industry concentration. The fund may invest more than 25% of its assets in banking obligations, including participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks. Up to 25% of its assets may be invested in obligations of non-U.S. banks.

Structured securities. The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset-backed or mortgage-backed securities. The fund may invest up to 20% of its assets, measured at the time of investment, in tender option bonds, partnership interests and swap-based securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. These instruments may have the effect of leveraging the fund’s portfolio or increasing its exposure to interest rate risk or credit risk even if they are not primarily intended for these purposes.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker-dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Selection process. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

•	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•

Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Massachusetts Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Massachusetts municipal securities. Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “Massachusetts municipal securities.” The fund’s 80% policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed without shareholder approval.

Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

Massachusetts municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal and Massachusetts personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or Massachusetts personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal and Massachusetts personal income taxes. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than Massachusetts.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to regular federal and Massachusetts personal income taxes.

Banking industry concentration. The fund may invest more than 25% of its assets in banking obligations, including participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks. Up to 25% of its assets may be invested in obligations of non-U.S. banks.

Structured securities. The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset-backed or mortgage-backed securities. The fund may invest up to 20% of its assets, measured at the time of investment, in tender option bonds, partnership interests and swap-based securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. These instruments may have the effect of leveraging the fund’s portfolio or increasing its exposure to interest rate risk or credit risk even if they are not primarily intended for these purposes.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker-dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Selection process. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

•	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•

Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Municipal Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Municipal securities. Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “municipal securities.” The fund’s 80% policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed without shareholder approval in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related.

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income tax. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local income taxes.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to regular federal and/or state personal income taxes.

Banking industry concentration. The fund may invest more than 25% of its assets in banking obligations, including participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks. Up to 25% of its assets may be invested in obligations of non-U.S. banks.

Structured securities. The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. These instruments may have the effect of leveraging the fund’s portfolio or increasing its exposure to interest rate risk or credit risk even if they are not primarily intended for these purposes.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker-

dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Selection process. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

•	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•

Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

New York Fund

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

New York municipal securities. Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “New York municipal securities.” The fund’s 80% policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed without shareholder approval.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

New York municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal and New York State and New York City personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or New York State and New York City personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal and New York State and New York City personal income taxes. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New York.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to regular federal income taxes and New York State and New York City personal income taxes.

Banking industry concentration. The fund may invest more than 25% of its assets in banking obligations, including participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks. Up to 25% of its assets may be invested in obligations of non-U.S. banks.

Structured securities. The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security and some may be asset-backed or mortgage-backed securities. The fund may invest up to 20% of its assets, measured at the time of investment, in tender option bonds, partnership interests and swap-based securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. These instruments may have the effect of leveraging the fund’s portfolio or increasing its exposure to interest rate risk or credit risk even if they are not primarily intended for these purposes.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker-dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Selection process. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

•	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•

Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

All Funds

Money market instruments. Each fund may invest in taxable money market instruments to the extent consistent with the fund’s investment policies. Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days. It is typically issued by structured investment vehicles or other conduits. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Mortgage-backed and asset-backed securities. Each fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

When-issued securities, delayed delivery and forward commitment transactions. Each fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. A fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities a fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings. Each fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, a fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in a fund more volatile and increase the fund’s overall investment exposure.

Defensive investing. Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of high quality taxable money market instruments and short-term debt securities or cash without regard to any percentage limitations. A fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, a fund would not earn income on those assets and the fund’s yield would go down. If a fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments. Each fund may also use other strategies and invest in other securities that are described below. However, a fund might not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in this SAI.

$1.00 net asset value. In order to maintain a $1.00 per share net asset value, each fund could reduce the number of its outstanding shares. For example, a fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares and would have lost money. By investing in a fund, you agree to this reduction should it become necessary.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Each fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax (“AMT”). Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. A fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”), though for regular federal income tax purposes such interest will remain fully tax-exempt. Interest on all tax-exempt obligations (including private activity bonds) will be included in “adjusted current earnings” of corporations for AMT purposes.

Industrial Development Bonds. A fund may invest in industrial development bonds (“IDBs”) issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

Tender Option Bonds. A fund may purchase tender option bonds. A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Instruments, below.)

Municipal Leases. A fund may invest in participation interests (described below) in municipal leases or installment purchase contracts issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests. A fund may purchase from financial institutions tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations). A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. Each fund intends to exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the fund in order to facilitate withdrawals from the fund, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying municipal obligations; in these cases, the underlying municipal obligations must meet the fund’s high credit standards at the time of purchase of the participation interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a fund. With respect to insurance, each of the funds will attempt to have the issuer of the participation interest bear the cost of the insurance, although the applicable fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Although participation interests may be sold, each fund intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes. A fund may invest in state and municipal notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper. A fund may invest in tax-exempt commercial paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. A fund may invest in municipal bonds issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable- rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline each fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the funds and the value of a fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The funds and their service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or a substantial portions of a fund’s municipal obligations in the same manner. Unfavorable developments in any economic sector may have far-reaching ramifications for a state’s overall municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the funds’ portfolios may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations

A fund may invest in taxable municipal obligations. The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds is not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year.

Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

States and Other U.S Territories

The following is a brief summary of certain factors affecting the economies of the states listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s economy and finances, which may in turn affect the state’s financial plan. These forces may affect a state unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s control.

California

California Fund intends to invest a high proportion of its assets in California municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by California Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of California municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of California, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the state of California’s credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. California Fund is not responsible for the accuracy, completeness or timeliness of this information.

Massachusetts

Massachusetts Fund intends to invest a high proportion of its assets in Massachusetts municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Massachusetts issuers and/or obligors of Commonwealth, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Massachusetts and the resulting impact on the Commonwealth will not adversely affect the market value of Massachusetts municipal obligations held by Massachusetts Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Massachusetts municipal obligations. There is no obligation on the part of the Commonwealth to make payments on those securities in the event of default.

For further information concerning the economy of Massachusetts, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the Commonwealth’s credit and financial conditions, is based on information from statements of issuers of Massachusetts municipal obligations, and does not purport to be complete. Massachusetts Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York

New York Fund intends to invest a high proportion of its assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by New York Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the state of New York credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. New York Fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories

Each of the funds may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. As of August 2008, Puerto Rico has indicated that the current recession has contributed to reduced government revenues.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning obligations of the government of Puerto Rico, see Appendix E to this SAI. The summary set forth above and in Appendix E is included for the purpose of providing a general description of Puerto Rico’s credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations (and, in the case of the above summary, other information issued by the Commonwealth) and does not purport to be complete. The funds are not responsible for the accuracy, completeness or timeliness of this information.

Guam. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Tokyo, Japan. In 2008, the population of Guam was estimated to be 175,877.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, where approximately 80% of visitors to Guam originated in 2006, represents the primary source of income for Guam’s economy. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, super typhoons and earthquakes. The U.S. military presence also affects economic activity on Guam in various ways. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo some or all of the planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. In 2008, the population of the U.S. Virgin Islands was estimated at 109,840.

With tourist visits of approximately two million annually, tourism accounts for seventy percent (70%) of the Gross Domestic Product (GDP). Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and trade, manufacturing (petroleum refining, textiles, electronics, pharmaceuticals and watch assembly) and construction and mining. HOVENSA, one of the world’s largest petroleum refineries, is located on the island of St. Croix and is the Territory’s largest private sector employer. The agricultural sector is small, with most of the islands’ food being imported. International business and financial services are small but growing components of the economy.

Stand-By Commitments

A fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.

Because the funds invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the funds and affect their share price. The funds intend to enter into stand-by commitments only with broker-dealers and banks that, in the opinion of the subadviser, present minimal credit risks.

The funds will acquire stand-by commitments solely to facilitate fund liquidity and do not intend to exercise their rights thereunder for trading purposes. The funds may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal obligation and similarly decreasing such security’s yield to investors. Gains realized in connection with stand-by commitments will be taxable.

Structured Instruments

Each fund may invest in structured instruments. Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution. With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a fund may invest include: (1) tender option bonds (discussed above), (2) swap products, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) partnerships, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be more volatile, less liquid and more difficult to price accurately than less complex securities or more traditional debt securities. California Fund, Massachusetts Fund and New York Fund may invest up to 20% of its assets in tender option bonds, partnership interests and swap-based securities. Municipal Fund may invest in such securities without limit.

Structured instruments are derivatives. These types of instruments raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain of these issues could be resolved in a manner that could adversely impact the performance of a fund.

Interest Rate Futures Contracts

A fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated “contract markets” which, through their clearing corporations, guarantee performance of the contracts. There are many kinds of interest rate futures contracts, including those based on Treasury bills, notes and bonds, Government National Mortgage Association (“GNMA”) mortgage-backed securities, municipal bonds and inter-bank deposits.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. government securities and the subadviser anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund’s securities declined, the value of the fund’s interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the subadviser expects long-term interest rates to decline, the fund might enter into interest rate futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

When-Issued Securities

A fund may purchase municipal bonds on a “when-issued” basis. The payment obligation and the interest rate that will be received on the municipal bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment, i.e., delivery of and payment for the securities takes place at a later date.

Municipal bonds purchased on a “when-issued” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing municipal bonds on a “when-issued” basis can involve the risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when-issued” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Repurchase Agreements

A fund may enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. A fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. In the event a tri-party repurchase agreement is utilized, the collateral can be held by a third party custodian. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the purchase price plus accrued interest. Default by or bankruptcy of a seller would expose a fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. Also, repurchase agreements will give rise to income which will not quality as tax-exempt income when distributed by a fund. In evaluating these potential risks, the subadviser reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which a fund enters into repurchase agreements. Repurchase agreements are considered to be loans by a fund under the 1940 Act.

Pursuant to an exemptive order issued by the SEC, the funds, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements, subject to certain conditions.

Illiquid Securities

A fund may invest up to 10% of the value of its total assets in illiquid securities, as to which a liquid trading market does not exist, provided such investments are consistent with the fund’s investment objective. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on the fund’s books. These securities include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. As to these securities, the fund is subject to a risk that should the fund desire to sell them when a ready buyer is not available at a price the fund deems representative of their value, the value of the fund’s net assets could be adversely affected. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a fund to sell them promptly at an acceptable price.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish each fund’s objective in relation to anticipated movements in the general level of interest rates, or in connection with actual or anticipated purchases or redemptions of fund shares, but each fund may also engage in short-term trading consistent with its objective.

Short-Term Borrowing

Each fund may borrow on a short-term basis in an amount of up to 5% of its total assets in order to facilitate the settlement of fund securities transactions and to meet redemption requests.

Diversification

Municipal Fund is classified as diversified under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval. For purposes of diversification and concentration under the 1940 Act, the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an IDB or a pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non- governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor.

Each of California Fund, Massachusetts Fund and New York Fund is classified as non-diversified under the 1940 Act, which means that the fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, each fund intends to comply with the diversification requirements applicable to money market funds which limit a fund’s ability to invest in the obligations of a single issuer. In addition, each fund intends to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Code, which will relieve each fund of any liability for federal income tax and California, Massachusetts and New York state franchise tax to the extent its earnings are distributed to shareholders. To so qualify, a fund must diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or busineses, or in the securities of one or more “qualified publicly traded partnerships.” If a fund holds large positions in the obligations of a small number of issuers, the fund’s share price, may fluctuate to a greater extent than that of a diversified fund as a result of changes in the financial condition or in the market’s assessment of the issuers.

Commodities Exchange Act Registration

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to each fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to each fund under the Commodity Exchange Act.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a fund meeting, if the holders of more than 50% of the voting securities of the fund are present or represented by proxy, or (b) more than 50% of voting securities of the fund. The Board of Trustees (the “Board”) may change non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies—all funds

Each fund’s fundamental policies are as follows:

(1)

The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2)

The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3)

The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4)

The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5)

The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6)

The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7)

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, except that each fund may invest without limit in obligations issued by banks.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the funds do not contemplate borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The funds also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

Rule 2a-7 under the 1940 Act may limit a money market fund’s ability to engage in a strategy otherwise permitted by the 1940 Act.

Each fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Additional Fundamental Investment Policies

Under normal circumstances, California Fund invests at least 80% of its assets in short-term, high quality “California municipal securities” which include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam), or other qualifying issuers of participation or other interests in these securities and other structured securities.

Under normal circumstances, Massachusetts Fund invests at least 80% of its assets in short-term, high quality “Massachusetts municipal securities” which include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam), or other qualifying issuers of participation or other interests in these securities and other structured securities.

Under normal circumstances, Municipal Fund invests at least 80% of its assets in short-term, high quality municipal securities issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers of participation or other interests in these securities and other structured securities.

Under normal circumstances, New York Fund invests at least 80% of its assets in short-term, high quality “New York municipal securities” which include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam), or other qualifying issuers of participation or other interests in municipal obligations in these securities and other structured securities.

Nonfundamental Investment Policy

As an operating policy, no fund may invest more than 10% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at approximately the value carried on the fund’s books).

MANAGEMENT

The business and affairs of each fund are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The Trustees, including the Trustees of the funds who are not “interested persons” of the funds (the “Independent Trustees”) as defined in the 1940 Act and executive officers of the funds, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships the Trustees hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)

Formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); Formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); Formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991

Dean Emeritus and Professor, Texas A&M University (since 2001); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly Special Adviser to the President, Texas A&M University (from 2002 to 2003)

None
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)		None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Mark T. Finn Born 1943	Trustee	Since 1989

Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

None
Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)		None
Stephen Randolph Gross Born 1947	Trustee	Since 1986

Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)

Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); Formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)		None
Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)		None
Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); Formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)		None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)

Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since June 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since June 2007)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)

Director, Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)		None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE AND OFFICER:
R. Jay Gerken, CFA(3) Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002

Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of   funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)

Trustee, Consulting Group Capital Markets Funds (2002-2006)

(1)	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason Partners fund complex.

(3)	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1)and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
ADDITIONAL OFFICERS:
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates (since 2006); Formerly Managing Director of Compliance at Citigroup Asset Management (“CAM”, a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005)

David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer	Since 2006 Since 2008

Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (2000 to 2005); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Formerly, Secretary of CFM (2001 to 2004)

Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1)and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004

Director of Legg Mason & Co. (since 2005); Director at CAM (2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007

Managing Director, Legg Mason & Co., LLC (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Formerly, Director—Global Fund Administration, Citigroup Asset Management (from 1996-2005)

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason or its predecessors (from 2002 to 2007)

(1)	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of each fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The Trust’s Board oversees all of the fixed-income-type funds in the fund complex. The Board met   times during the funds’ last fiscal year. The Audit, Nominating, Performance and Pricing Committees met  ,  ,   and   times, respectively, during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in California Fund	Dollar Range of Equity Securities in Massachusetts Fund	Dollar Range of Equity Securities in New York Fund	Dollar Range of Equity Securities in Municipal Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustees
Elliott J. Berv					None
A. Benton Cocanougher					Over $100,000
Jane F. Dasher					Over $100,000
Mark T. Finn					Over $100,000
Rainer Greeven					$10,001-$50,000
Stephen Randolph Gross					Over $100,000
Richard E. Hanson, Jr					$50,001-$100,000
Diana R. Harrington					Over $100,000
Susan M. Heilbron					$10,001-$50,000
Susan B. Kerley					Over $100,000
Alan G. Merten					$50,001-$100,000
R. Richardson Pettit					Over $100,000
Interested Trustee
R. Jay Gerken					Over $100,000

As of December 31, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at Board meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000 plus $20,000 for each regularly scheduled Board meeting attended in person, and $2,500 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee receives an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee each receives an additional $15,000 per year.

The Trustees took office in April 2007. Information regarding compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from California Fund for Fiscal Year Ended 3/31/09	Aggregate Compensation from Massachusetts Fund for Fiscal Year Ended 3/31/09	Aggregate Compensation from New York Fund for Fiscal Year Ended 3/31/09	Aggregate Compensation from Municipal Fund for Fiscal Year Ended 3/31/09	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended 3/31/09(1)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/08	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended March 31, 2009
Independent Trustees
Elliott J. Berv	$	$	$	$	$0	$	64
A. Benton Cocanougher					$0		64
Jane F. Dasher					$0		64
Mark T. Finn					$0		64
Rainer Greeven					$0		64
Stephen Randolph Gross					$0		64
Richard E. Hanson, Jr.					$0		64
Diana R. Harrington					$0		64
Susan M. Heilbron					$0		64
Susan B. Kerley					$0		64
Alan G. Merten					$0		64
R. Richardson Pettit					$0		64

Name of Trustee	Aggregate Compensation from California Fund for Fiscal Year Ended 3/31/09	Aggregate Compensation from Massachusetts Fund for Fiscal Year Ended 3/31/09	Aggregate Compensation from New York Fund for Fiscal Year Ended 3/31/09	Aggregate Compensation from Municipal Fund for Fiscal Year Ended 3/31/09	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended 3/31/09(1)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/08	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended March 31, 2009
Interested Trustee
R. Jay Gerken(2)	$0	$0	$0	$0	$0	$0	140

(1)

Pursuant to prior retirement plans, the funds made payments to former trustees for the fiscal year ended December 31, 2006 of $  , $  , $   and $   for California Fund, Massachusetts Fund, New York Fund and Municipal Fund, respectively.

(2)	Mr. Gerken was not compensated for his service as a trustee because of his affiliation with the manager.

[As of  , 2009, the Trustees and officers as a group owned less than 1% of each class of each fund.]

As of  , 2009, the following shareholders were known by the funds to own or hold of record 5% or more of the outstanding voting securities of the applicable class of each fund:

Fund	Class	Name and Address	Percentage
California Fund
Massachusetts Fund
Municipal Fund
New York Fund

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as investment manager to the funds and provides certain oversight services to the funds, in each case pursuant to an investment management agreement (each a “Management Agreement”). LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. As of  , 2009, LMPFA’s total assets under management were approximately $   billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of  , 2009, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $   billion.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into sub-advisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the funds’ transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining each fund’s existence; and (v) maintaining the registration or qualification of each fund’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligation and duties under the Management Agreement.

The Management Agreement for each of California Fund, Massachusetts Fund, Municipal Fund and New York Fund provides for the payment of a fee at an annual rate based on the fund’s average daily net assets in accordance with the following schedule:

0.450% of the first $1 billion of average daily net assets;

0.425% of the next $1 billion;

0.400% of the next $3 billion;

0.375% of the next $5 billion; and

0.350% of net assets in excess of $10 billion.

For the fiscal years ended March 31, 2009, 2008 and 2007, the fee paid by each fund was as follows:

Name of Fund	2009	2008	2007
Massachusetts Fund	$	$1,254,043	$1,035,788
Municipal Fund	$	$34,796,689	$30,558,589
New York Fund	$	$10,745,119	$8,846,676

For the fiscal years ended March 31, 2009, 2008 and 2007, the manager voluntarily waived fees as follows:

Name of Fund	2009	2008	2007
California Fund	$	$0	$0
Massachusetts Fund	$	$0	$0
Municipal Fund	$	$0	$0
New York Fund	$	$0	$130,355

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser pursuant to a sub-advisory agreement (each, a “Sub-Advisory Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of  , 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $   billion.

Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Sub-Advisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s assets allocated to it by the manager investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Sub-Advisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Sub-Advisory Agreement as a result of any delegation.

Each Sub-Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually with respect to a fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Sub-Advisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Sub-Advisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. Each Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Sub-Advisory Agreement except with the subadviser’s consent.

Each Sub-Advisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Sub-Advisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee by the applicable fund net of expense waivers and reimbursements. For the fiscal year ended March 31, 2009, the manager paid fees to the subadviser equal to $  , $  , $  , and $   for its services relating to California Fund, Massachusetts Fund, Municipal Fund and New York Fund, respectively.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; costs, (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof; meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; and litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such expense caps, waivers and/or reimbursements are described in a fund’s Prospectus. The contractual and voluntary expense caps, fee waivers and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. In addition, voluntary expense caps and voluntary fee waivers and/or reimbursements do not cover interest expenses.

A voluntary expense cap may be reduced or terminated at any time. In order to implement a voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the previous 12 months if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the voluntary expense cap and recapture arrangement.

Distributor

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the funds. The distributor offers the shares on an agency or “best efforts” basis under which each fund issues only the number of shares actually sold.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Class A shares. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed 0.10% of the average daily net assets of the fund attributable to Class A shares. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fees under the 12b-1 Plan may be used to make payments to the distributor and to other parties in respect of the sale of Class A shares of the funds, for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports to prospective investors and for recipients other than existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Class A shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the Rule 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the Rule 12b-1 Plan (except as otherwise described in the next paragraph). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, the funds will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the funds, such as its manager, may make payments for distribution, marketing or sales related expenses out of their own resources of any kind, including past profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided such continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and 12b-1 fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

For the fiscal year ended March 31, 2009, the fees paid by each fund to LMIS and CGMI pursuant to the 12b-1 Plan are set out in the table below.

Name of Fund	Class A
California Fund	$
Massachusetts Fund	$
Municipal Fund	$
New York Fund	$

For the fiscal year ended March 31, 2009, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Name of Fund	Class	Financial Consultant Compensation	Third Party Service Fees	Marketing Distribution Expenses	Printing Expenses	Total
California Fund	A	$	$	$	$	$
Massachusetts Fund	A	$	$	$	$	$
Municipal Fund	A	$	$	$	$	$
New York Fund	A	$	$	$	$	$

Transfer Agent and Custodian

Boston Financial Data Services, Inc. (the “transfer agent”), located at 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds and distributes dividends and distributions payable by each fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as each fund’s custodian. Securities may be held by a sub-custodian bank approved by the funds’ Trustees. State Street, among other things, maintains a bank account and a custody account or accounts in the name of each fund; receives all assets for each fund upon purchase delivered to it and delivers all such assets upon sale or other disposition or maturity; collects all income and other payments and distributions on account of the assets of each fund; and makes disbursements on behalf of each fund. State Street is authorized to employ sub-custodians. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the Trust.

Sullivan & Worcester LLP, located at 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to each of the Independent Trustees of the Board.

Independent Registered Public Accounting Firm

 , independent registered public accounting firm, located at  , has been selected to audit and report upon each fund’s financial statements and financial highlights for the fiscal year ending March 31, 2010.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the funds, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the funds to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and a fund, the board of directors of LMPFA will consider how to address the conflict and/or how to vote the proxies. LMPFA will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix F to this Statement of Additional Information. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12- month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-

sharing or other benefit plan for the benefit of such persons. The funds reserve the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time.

The following persons are eligible to purchase Class I shares of a fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

Systematic Investment Plan. Shareholders may purchase additional Class A shares of a fund through a service known as the Systematic Investment Plan. For information about the Systematic Investment Plan, please see each fund’s Prospectus. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a service agent or the transfer agent. Additional information is available from the fund or a Service Agent.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are Class A shares acquired by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

The contingent deferred sales charge will be assessed on the net asset value of the shares at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase of the shares from the original fund.

In determining if a purchase or redemption of shares is subject to a contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to a contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares were initially acquired in a fund sold by the distributor that charged a contingent deferred sales charge. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The funds’ distributor receives contingent deferred sales charges in partial consideration for its expenses incurred in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (f) tax-free returns of an excess contribution to any retirement plan; and (g) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with a distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. Redemption proceeds will be remitted on or before the seventh day following receipt of the redemption request in good order, except as otherwise permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the funds’ Prospectuses. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such a shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month, however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent. Each fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. Each fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A shares of each fund will be subject to the applicable sales charge upon the exchange of such shares for Class A of another fund sold by the distributor with a sales charge.

Class I shareholders of each fund who wish to exchange all or a portion of their Class I shares for Class I shares in another fund sold by the distributor may do so without imposition of any sales charge.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent purchases and redemptions of fund shares” in each fund’s Prospectus.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value of each share of each class of a fund is determined on such days and at such time as is set forth in the Prospectus with respect to the fund. Net asset value is calculated for each class of a fund by dividing the value of the fund’s net assets (i.e., the value of its assets attributable to a class, if any, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the determination is made. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is closed for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

It is anticipated that the net asset value of each share of each fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the funds employ specific investment policies and procedures to accomplish this result.

The securities held by a fund are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities held by the fund to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the applicable Board will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the fund would receive if the instrument were sold.

Pursuant to the rules of the SEC, the funds’ Trustees have established procedures to stabilize the value of the funds’ net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1% for a fund, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the fund. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations.

Because of the short-term maturities of the portfolio investments of each fund, the funds do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the funds’ shareholders annually after the close of each fund’s fiscal year. Distributions of short- term capital gains are taxable to shareholders as described in “Federal Income Taxation of U.S. Shareholders.” Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the fund’s net asset value of $1.00 per share.

It is expected that each fund (and each class of a fund) will have a positive net income at the time of each determination thereof. If for any reason a fund’s or a class’ net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if a fund’s expenses exceeded its income, the fund would first offset the negative amount with respect to each shareholder account in that fund or class from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the fund would reduce the number of outstanding fund shares of that fund or class by treating each shareholder as having contributed to the capital of the fund that number of full and fractional shares in the shareholder’s account which represents the shareholder’s share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the fund.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for a fund’s portfolio decisions and the placing of the fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to its subadvisory agreement, the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduced its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions.

Investment decisions for each fund are made independently from those for any other account or investment company that is or may in the future become advised by the subadviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. A particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.

Under the subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

When more than one fund or account managed by the subadviser engages in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the subadviser to be equitable to each fund and account.

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

[For the fiscal year ended March 31, 2009, no fund directed any amounts to brokerage transactions related to research services or paid any brokerage commissions related to research services.]

[During the fiscal year ended March 31, 2009, each fund held securities issued by the regular broker-dealers of the fund. As of March 31, 2009, each fund held the following securities of its regular broker-dealers at the following values:]

Fund	Type of Security Owned (Debt/Equity)	Broker-Dealer	Value of Securities as of March 31, 2009
Municipal Fund
California Fund
Massachusetts Fund
New York Fund

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, each fund’s Board has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about the funds’ portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the fund’s distributor or their affiliates be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, the funds’ complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar-quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.

A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.

A fund’s sector weightings, yield and duration (for fixed-income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.

A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the funds’ Board.

The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to the funds’ Board.

Currently, the funds disclose their complete portfolio holdings approximately 25 days after calendar month-end on Legg Mason’s website, http://www.leggmason.com/individualinvestors. As an exception to the policy, the funds may disclose their complete portfolio holdings earlier on that website.

Set forth below is a list, as of March 31, 2009, of those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Risk Metrics Group (formerly Institutional Shareholders Services) (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Thomson/Vestek	Daily	None

Recipient	Frequency	Delay before dissemination
Factset	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protogent (formerly Dataware)	Daily	None
ITG	Daily	None

Portfolio holdings information for the funds may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
RogersCasey (equest)	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	25 Days after Quarter End
Broadridge	Daily	None
DST International	As necessary	Varies
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

THE TRUST

The Trust. The Certificate of Trust to establish Legg Mason Partners Money Market Trust (the “Trust”) was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Immediately prior to such redomiciliation, each fund was reorganized on April 16, 2007 as a series of CitiFunds Trust III, a Massachusetts business trust.

Prior to reorganization of each fund as a series of CitiFunds Trust III, Municipal Fund was a Maryland corporation known as Smith Barney Municipal Money Market Fund, Inc., and California Fund, Massachusetts Fund and New York Fund were series of Legg Mason Partners Municipal Funds, a Massachusetts business trust.

Each fund is an open-end, management investment company.

Each fund is a series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Declaration of Trust (“the Declaration”). Some of the more significant provisions of the Declaration are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but the funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

TAXES [To be updated]

The following is a summary of certain material U.S. federal (and, where noted state and local) income tax considerations affecting each fund and its shareholders. This discussion is very general. Each current and prospective shareholder is therefore urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

As described above and in the Prospectuses, each fund is designed to provide investors with current income, in the form of “exempt-interest dividends,” which is excluded from gross income for regular federal income tax purposes and, except for Municipal Fund, exempt from otherwise applicable state and/or local personal income taxes in a particular state. No fund is intended to be a balanced investment program, and the funds are not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in any fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because those investors would not gain any additional tax benefit from the receipt of tax-exempt income.

Federal Income Tax Treatment of the Funds and Their Investments

Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer in the securities (other than the securities of other regulated investment companies) of, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses, or related trades or businesses or in the securities of one or more “qualified publicly traded partnerships.”

A fund’s investments in partnerships, including in qualified publicly traded partnerships, if any, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund’s distributions, including any distributions of net long-term capital gains, will be taxable to shareholders as ordinary dividend income to the extent of the fund’s current and accumulated earnings and profits. However, such dividends will be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, such fund may be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) at least 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Some of the funds may invest in exchange traded municipal bond index and interest rate futures contracts and options on these futures contracts, which will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Some of the funds may invest in swap contracts. As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year).

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on a fund, that fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Federal Income Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at fund at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by a fund are exempt from regular federal income taxes. Dividends of other net investment income and distributions of net realized short-term capital gains are taxable to a shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Such distributions will not be eligible for the dividends-received deduction. Dividends paid by a fund that are attributable to dividends received by the fund from domestic corporations may qualify for the deduction for dividends received by corporations. The funds do not anticipate that any of their dividends paid will so qualify. The funds also do not expect any distributions to be treated as “qualified dividend income,” which for certain noncorporate shareholders is taxed at reduced rates.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares in a fund just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

Because the funds will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares of a fund is not deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to shares of a fund and such shares are held by the shareholder for six months or less, then any loss on the sale or exchange of such shares may, to the extent of the exempt-interest dividends, be disallowed. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by that fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from a fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a Subchapter S corporation.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in the shares. However, a shareholder of a fund will not have any gain or loss on the sale or exchanges so long as that fund maintains a net asset value of $1.00 per share, except for any loss attributable to the imposition of a contingent deferred sales charge.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding. Each fund may be required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, distributions and redemption proceeds payable to incorporate shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Federal Income Taxation of Non-U.S. Shareholders.”

Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of the excess of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

State Tax Information

Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from state and local taxes, in addition to the exemption from federal taxes, necessarily limits the fund’s ability to diversify geographically.

California State Taxes California shareholders will not be subject to California state personal income tax on exempt-interest dividends they receive from California Fund to the extent that such dividends are attributable to interest on obligations of the state of California and its political subdivisions, agencies and public authorities (and certain other governmental issuers) and provided that, at the close of each quarter of the fund’s taxable year, at least 50% of the fund’s total assets are invested in municipal obligations of California issuers. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends on California Fund are not excluded in determining California state franchise taxes on corporations and financial institutions.

The foregoing is only a brief summary of the tax considerations generally affecting shareholders of California Fund who are California residents. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

Massachusetts Taxes Individual shareholders of Massachusetts Fund who are otherwise subject to Massachusetts personal income tax will not be subject to Massachusetts personal income tax on exempt-interest dividends received from the fund to the extent the dividends are directly attributable to interest on obligations of the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities (or on obligations of certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam) that pay interest which is exempt from Massachusetts personal income taxes. Other distributions from Massachusetts Fund, including those attributable to long-term and short-term capital gains, other than gains from dispositions of Massachusetts municipal securities that are specifically exempt by statute, generally will not be exempt from Massachusetts personal income tax. Any expense otherwise deductible by a shareholder will not be deductible for Massachusetts income tax purposes to the extent that it relates or is allocable to dividends received by the shareholder that were exempt from Massachusetts personal income taxes.

In the case of a shareholder subject to the Massachusetts corporate excise tax, all distributions received from Massachusetts Fund will be includible in the shareholder’s gross income for corporate excise tax purposes. Nevertheless, interest on indebtedness incurred or continued to purchase or carry shares of Massachusetts Fund will not be deductible in computing the income component of the Massachusetts corporate excise tax. Distributions received directly or indirectly from Massachusetts Fund also will not be eligible for the dividends-received deduction for Massachusetts corporate excise tax purposes.

The foregoing is only a brief summary of the tax considerations generally affecting shareholders of Massachusetts Fund who are Massachusetts residents. Shareholders are urged to consult their own tax advisers with specific reference to their own tax situation.

New York State and City Taxes New York residents who are shareholders of New York Fund will not be subject to New York State or New York City personal income taxes on exempt-interest dividends attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, as well as certain other obligations the interest on which is considered exempt for New York State and New York City purposes. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions.

The foregoing is only a brief summary of some of the tax considerations generally affecting shareholders of New York Fund who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the funds and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U. S. Court of Appeals from the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI, a former distributor of the funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of March 31, 2009, Statement of Operations for the year ended November 30, 2008, Statement of Changes in Net Assets for each of the years in the two-year period ended March 31, 2009, Financial Highlights for each of the years or periods in the five-year period ended March 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the 2009 Annual Report to Shareholders of each fund), are incorporated by reference into this SAI (filed on  , 2009,  , 2009,  , 2009 and  , 2009, respectively, EDGAR Accession Numbers   (with respect to California Fund),  (with respect to Massachusetts Fund),  (with respect to New York Fund), and  (with respect to Municipal Fund)).

APPENDIX A

RATINGS OF MUNICIPAL OBLIGATIONS*

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax-Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

Description of Moody’s Investors Service, Inc.’s Short-Term Debt Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, Standard & Poor’s note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘WD’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in California municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of California issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. The fund has not independently verified, and the fund is not responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any California issuer.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. A housing downturn that began in California in the fall of 2005 and worsened in 2006 and 2007 was instrumental in slowing average monthly job growth from 27,400 in 2005 to 3,400 in 2007. Since the release of the 2008-09 Governor’s Budget, monthly reports issued by the Department of Finance have shown continuing weak economic performance in early 2008, including continued job losses in the State and further weakening of the housing markets.

The State’s July 1, 2007 population of about 37.8 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2007, the 5-county Los Angeles area accounted for 49 percent of the State’s population, with over 18.0 million residents, and the 11-county San Francisco Bay Area represented 21 percent, with a population of nearly 8.0 million.

In the 2008-09 Governor’s Budget, the Department of Finance projected that the California economy would decelerate in calendar year 2008 before rebounding in calendar year 2009. In addition, it was projected that the State’s unemployment rate would increase in 2008.

The housing downturn continued to slow the national and California economies in 2007. Home building, home sales, and related retail sales all declined in the nation. The slowdown in home building alone reduced national output growth by almost 0.7 percentage point, in 2007. In California, reduced home building, home sales, and auto sales contributed to a slowdown in taxable sales growth and job growth. Three months into 2008, there was little evidence that the housing slump was abating. The problems with subprime mortgages and the related financial market volatility and credit tightening have worsened the housing sector downturn and raised the risk of further deterioration.

Labor markets cooled in the nation in 2007. Job gains averaged 95,000 per month, as compared to 175,000 in 2006. The national unemployment rate trended up from 4.4 percent in March 2007 to 4.8 percent in December.

Energy prices increased in the nation in 2007. The average price for regular-grade gasoline exceeded $3 per gallon in November and December. Prices of light, sweet crude oil exceeded $100 per barrel in early 2008. These increases boosted broad measures of inflation in the economy, but measures of inflation that exclude energy prices remained relatively stable.

Consumers pulled back some in December and January and measures of consumer confidence continued to trend lower in the first three months of 2008.

California personal income was 6 percent higher than a year earlier in the first three quarters of 2007. Personal income grew by an estimated 6.5 percent in both 2005 and 2006. The housing slump and higher energy prices, however, slowed taxable sales growth to a greater extent than personal income growth. After growing by 7.4 percent in 2005, taxable sales increased by only 4.2 percent in 2006 and 0.2 percent in the first three quarters of 2007. New vehicle registrations fell 2.3 percent in 2006 and 6.5 percent from a year ago in 2007, likely playing a role in the slowdown in taxable sales growth.

California home building and residential real estate markets continued to slow in 2007. Single-family residential permits were down 37 percent for the year and existing single-family home sales were down 26 percent. In December, the number of existing homes on the market amounted to 14.5 months of sales at the December sales rate. A year earlier, inventories amounted to 5.9 months of sales. The median price of sold existing homes was $475,500 in December, down 16.5 percent from a year ago. The housing sector downturn has been deeper in California than in the nation. For example, existing home sales were down 33 percent in California from a year ago in December 2007, compared to the 22 percent decline in the nation.

The value of private-sector nonresidential building permits issued in 2007 was 6.5 percent higher than the year-ago value, but the value of public works construction was down 5.1 percent.

Average monthly job gains slowed to 3,400 in the State in 2007 from 13,800 in 2006. The State’s unemployment rate increased from 4.9 percent in December 2006 to 5.9 percent in December 2007.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of Statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

As of the release of the 2008-09 Governor’s Budget, the Department of Finance projects the Appropriations subject to limitation to be $16.606 billion and $10.667 billion under the Appropriations Limit in fiscal years 2007-08 and 2008-09, respectively.

Proposition 98

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum level of funding (the “Proposition 98 Guarantee”). Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 1 and Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 schools’ funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues, based on 1986-87 appropriations. However, this percentage has since been adjusted to approximately 40 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. The Proposition 98 guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor’s concurrence, to suspend the K-14 education’s minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Funding savings over multiple fiscal years until the maintenance factor is fully repaid.

Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Appropriations Limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal years 2007-08 and 2008-09.

Before budget-balancing reductions, the 2007-08 Proposition 98 funding is estimated to increase to $55.7 billion. The General Fund share in 2007-08 is $40.7 billion, which is $1.4 billion lower than the level of Proposition 98 appropriations from the General Fund included in the 2007 Budget Act. However, recognizing that a reduction of that magnitude would be very difficult for schools to absorb mid-year, the 2008-09 Governor’s Budget proposes to reduce the 2007-08 Proposition 98 appropriations by $400 million. This results in a Proposition 98 Guarantee of $56.7 billion in 2007-08, of which the General Fund share is $41.7 billion.

In the fiscal emergency special session, the Legislature adopted legislation that reduced 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by reappropriating prior year Proposition 98 savings. The remaining $211.4 million reduction eliminated appropriations from programs that encountered implementation delays or were not going to utilize the funding.

Before budget-balancing reductions, the Proposition 98 Guarantee for 2008-09 is projected to grow to $59.7 billion. The General Fund share would be the source of $43.6 billion of total Proposition 98 funding. However, as part of the budget-balancing reductions proposed by the Administration, Proposition 98 expenditures from the General Fund are expected to be reduced by 9.2 percent to $39.6 billion. Thus, the Administration proposes to suspend the Proposition 98 Guarantee by $4 billion in 2008-09. This would result in a Proposition 98 Guarantee of $55.6 billion in 2008-09, of which the General Fund share would be $39.6 billion.

The 2008-09 Governor’s Budget reflects General Fund Proposition 98 expenditures in fiscal years 2006-07 through 2008-09. The 2008-09 Governor’s Budget includes a decrease of $96.4 million for declining growth (-0.51 percent), no funding for cost-of-living adjustments (“COLA”), and budget-balancing reductions to all Proposition 98 Programs in 2008-09. The Governor’s Budget also reflects the deferral of Proposition 98 expenditures of $1.303 billion from fiscal years 2006-07 to 2007-08, 2007-08 to 2008-09, and 2008-09 to 2009-10, respectively, for K-14 education.

As a result of previous maintenance factor balances and the suspension of the Proposition 98 Guarantee in 2008-09, the total estimated maintenance factor balance is estimated to be $4.1 billion at the end of fiscal year 2008-09. This maintenance factor balance is required to be restored to the Proposition 98 budget over future years.

Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. This suspended amount was added to the existing maintenance factor, which was fully paid in 2005-06. However, subsequent growth in General Fund revenue increased the estimated 2004-05 Proposition 98 guarantee calculation by an additional $1.6 billion. This additional funding, along with approximately $1.2 billion in 2005-06, were the subject of a lawsuit brought by the California Teachers Association (“CTA”), which has been settled. The terms agreed upon consist of retiring this approximately $2.8 billion obligation beginning in 2007-08 with a $300 million payment and then in annual payments of $450 million beginning in 2008-09 until the full amount is paid.

The settlement of the CTA lawsuit was ratified by legislation enacted in September 2006 (Chapter 751, Statutes of 2006). In addition, legislation was approved to refinance the Golden State Tobacco Securitization Corporation’s Series 2003A Bonds, which became effective on January 1, 2007. Of the $1.258 billion in additional funds raised from the refinancing, which was completed on March 14, 2007, the first $900 million offset initial costs of the settlement.

Proposition 98 appropriations for fiscal years 1995-96, 1996-97, 2002-03, and 2003-04 are cumulatively estimated to be $1.4 billion below the amounts required by Proposition 98 for those years because of changes in various Proposition 98 factors applicable to those years. Chapter 216, Statutes of 2004, annually appropriates $150 million per year beginning in fiscal year 2006-07, to repay these prior year Proposition 98 obligations. However, Chapter 491, Statutes of 2005, appropriated $16.8 million toward these settle-up obligations during the 2005-06 fiscal year, and explicitly reduced the first Chapter 216 settle-up appropriation, from $150 million to $133.2 million for 2006-07. Chapter 79, Statutes of 2006, appropriated $133.2 million for the remaining balance of the 2006-07 allocation and $150 million for the 2007-08 allocation. The 2008-09 Governor’s Budget includes $150 million for the 2008-09 allocation. As a result, the outstanding settle-up balance as of the 2008-09 Governor’s Budget is $950.6 million.

In March 2007 a series of reports, which had been requested by the California P-16 Council (an advisory committee to the Superintendent of Public Education) and the Governor’s Committee on Education Excellence, was released on the financing and governance of K-12 public education in California and the quality of teachers and administrators. The reports included recommendations for changes in education governance, including reforms and an expectation that schools use resources more effectively, prior to adding the suggested additional funding levels. The Governor has stated that he believes reform is needed to make better use of existing resources; however, the Administration has made no commitment to provide any additional funding.

State Controller’s Office Property Tax Audit

The State Controller’s Office (“SCO”) conducted an audit at the request of the Administration and the Legislature to determine if K-14 schools are receiving and are properly reporting the amount of property tax they should receive under current state laws. The audit was prompted by the fact that property tax revenue growth reported as received by K-14 schools appeared to be less than the K-14 property tax revenue growth reported in the Board of Equalization’s (“BOE”) Annual Reports. The 2007 Budget Act was developed using the BOE’s K-14 property tax revenue data, which would have resulted in approximately $600 million in reduced estimated Proposition 98 expenditures from the General Fund for schools over the two-year period encompassing 2006-07 to 2007-08 compared to the funding level based on the information then coming from schools.

The SCO’s initial audit report indicates the property tax revenue reported by the schools is generally accurate and appears to reflect at least most of the growth reported in the Board of Equalization data, after adjusting for effects of two tax swaps among the state, local government and schools. The 2008-09 Governor’s Budget provides $1.2 billion in additional Proposition 98 expenditures from the General Fund to compensate for the amounts not provided in the 2007 Budget Act, which established higher K-14 property tax revenues in 2006-07 and 2007-08.

The additional funding was provided to ensure compliance with the Proposition 98 Guarantee, based on the best information currently available from schools. The State indicates that, despite this, the Administration does not believe the audit provides complete information regarding the reasons why school property tax revenues are less than the estimates derived using growth in assessed values. The State indicates that, even after accounting for the effects of certain property tax shifts affecting school districts, it appears that property tax revenue growth for K-14 schools was less than that for cities and counties. The State notes that the Administration believes the estimates used for the 2008-09 Governor’s Budget, which were based on the lower amounts reported by schools as of January 2008, significantly reduce downside estimating risk for the state school budget.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

Capital Facilities Financing

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of March 1, 2008, the State had outstanding $54,650,612,000 aggregate principal amount of long-term general obligation bonds, of which $42,677,262,000 were payable primarily from the State’s General Fund, and $11,973,350,00 were payable from other revenue sources. As of March 1, 2008, there were unused voter authorizations for the future issuance of $61,423,816,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. This amount includes $42.7 billion of new general obligation bond authorizations approved by the voters in November 2006. Of this unissued amount, $441,710,000 is for bonds payable from other revenue sources.

A $9.95 billion bond measure for high speed rail projects has been placed on the November 2008 general election ballot. The Administration has proposed certain changes to this bond measure, and has also proposed a number of other new general obligation bonds for infrastructure development to be submitted to the voters in 2008 and 2010.

Variable Rate General Obligation Bonds

General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of March 1, 2008, the State had outstanding $7,172,215,000 principal amount of variable rate general obligation bonds (which includes the State’s Economic Recovery Bonds), representing about 13.1 percent of the State’s total outstanding general obligation bonds as of that date. Of its variable rate portfolio, the State only had $500 million of auction rate securities outstanding, at the start of 2008, which were uninsured. The state redeemed $100 million of these bonds on March 27, 2008, redeemed $200 million on April 10, 2008 and, as of April 10, 2008, expected to redeem $100 million on April 24, 2008. The one remaining series of $100 million does not reset its interest rate until January 2009. The State’s other variable rate bonds are primarily uninsured daily and weekly demand bonds, all backed by letters of credit, or uninsured bonds subject to mandatory tender on specified dates prior to the final maturity of the bond. The State has $474.565 million of variable rate Economic Recovery Bonds insured by Financial Security Assurance.

Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. It is currently the State’s policy to use commercial paper notes for a portion of the interim funding of voter-approved projects. (The balance of such funding is done through internal loans from the State’s Pooled Money Investment Account.) The State then issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes (and internal loans). Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2.5 billion in aggregate principal amount at any time. This amount may be increased or decreased in the future. As of April 14, 2008, $1,782,950,000 aggregate principal amount of general obligation commercial paper notes were outstanding, net of notes retired with the proceeds of general obligation bonds issued on March 13, 2008. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described above under “General Obligation Bonds.”

Lease-Purchase Obligations

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency, the California State University or the University of California, under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. “Lease-purchase obligation” or “lease-purchase financing” means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are payable from the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Rental payments in connection with certain of the lease-purchase financings are payable from special funds rather than the General Fund. The State had $7,585,999,366 General Fund-supported lease-purchase obligations outstanding as of March 1, 2008. The State Public Works Board, which is authorized to sell lease revenue bonds, had $10,739,034,618 authorized and unissued as of March 1, 2008, which includes $7.4 billion of new authorizations approved in 2007 for corrections facilities. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

Non-Recourse Debt

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $50,656,593,819 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2007.

Future Issuance Plans

Between November 2006 and August 2007, voters and the Legislature authorized more than $50 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund, thereby increasing the amount of such General Fund-supported debt authorized and unissued to about $71.7 billion as of January 1, 2008. In order to address the program needs for these new authorizations, along with those which existed before 2006, the State expects the volume of issuance of both of these categories of bonds to increase substantially, compared to previous years, starting in fiscal year 2007-08. Based on existing Legislative appropriations and current projections of program needs, the Department of Finance has estimated that annual new money issuance for these obligations in the four fiscal years from 2008-09 to 2011-12—primarily as general obligation bonds—will total approximately $12 billion, $15.5 billion, $12.5 billion, and $8.5 billion, respectively. The State Treasurer’s Office estimates issuance of new general obligation and lease-revenue bonds in 2007-08 will be approximately $8.3 billion, of which approximately $4.93 billion has been issued through March 31, 2008. In addition, if the voters or the Legislature approve additional new bond authorizations in 2008 and beyond, the amount of bonds issued may be higher than these estimates.

Based on the current Department of Finance projections of bond issuance, without taking into account any future authorizations which may occur, the aggregate amount of outstanding general obligation and lease revenue bonds would peak at about $98 billion by the middle of the next decade, compared to the current total outstanding amount of about $51 billion. The annual debt service costs on this amount of debt would peak at around $8.5 billion, compared to about $4.7 billion budgeted in fiscal year 2007-08. (These estimates do not include Economic Recovery Bonds, described below, nor do they take into account potential benefits from future refunding opportunities).

The actual amounts and timing of future issuance of general obligation and lease revenue obligations will depend on a variety of factors, including the timing of funding needs for the various programs for which such obligations are to be issued, interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds approved. The Governor has proposed substantial additional general obligation bond programs.

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in Economic Recovery Bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the Economic Recovery Bonds is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the Economic Recovery Bonds are secured by the State’s full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

In May and June 2004, the State issued $10.896 billion principal amount of Economic Recovery Bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion (of which, for budgetary purposes, approximately $9.242 billion was applied to the 2002-03 fiscal year and approximately $2.012 billion was applied to offset fiscal year 2004-05 General Fund expenditures). In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the State issued $3.179 billion of Economic Recovery Bonds on February 14, 2008, generating net proceeds of $3.313 billion which were transferred to the General Fund. This represented the last Economic Recovery Bonds which can be issued under Proposition 57, except for any refunding bonds which may be issued in the future. (The Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of Economic Recovery Bonds: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in a Budget Stabilization Account (“BSA”) created by the California Balanced Budget Act. Funds from these sources have been or are expected to be used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-06, 2006-07 and 2007-08, including use of $1.495 billion which was transferred from the BSA in 2006-07 ($472 million) and 2007-08 ($1.023 billion).

The 2008-09 Governor’s Budget proposes the suspension of the 2008-09 BSA transfer due to the condition of the General Fund. Any excess sales tax revenues which may be generated for the period January 1-December 31, 2008, and any proceeds of excess property sales, will be available to retire additional Economic Recovery Bonds in 2008-09.

Tobacco Settlement Revenue Bonds

In 1998 the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of the manufacturers’ payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain “Previously Settled States” and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the “Tobacco Securitization Law”), which authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that entity to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State’s tobacco settlement revenues producing $2.485 billion in proceeds was completed in January 2003 (“Series 2003A”).

A second sale of the remaining 43.43 percent of the State’s tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (“Series 2003B”). Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation.

In August 2005, the Series 2003B Bonds were refinanced (“Series 2005A”), retaining substantially all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco settlement revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing, which amount was deposited into the General Fund. In March 2007, the State completed a refunding of all of the Series 2003A Bonds. This refunding generated additional proceeds of approximately $1.258 billion which are intended to be used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects. Some of these moneys have been used for General Fund expenses in 2007-08.

Under the MSA, the Independent Auditor calculates each year whether in a given calendar year the PMs have lost more than 2% of the market share they held in 1997 to the non-participating manufacturers (“NPMs”) and, if so, a nationally recognized firm of economic consultants determines whether the MSA was a significant factor that contributed to the loss in market share. If the nationally recognized economic consultants confirm the MSA was a significant factor the PMs are then authorized to withhold up to three times the percentage of the market share loss above the 2% threshold for the specified calendar year payment.

The PMs made this assertion in 2005, 2006, and 2007 for the calendar years 2003, 2004, and 2005 payments respectively. Each assertion was confirmed and the PMs were authorized to withhold the specified amount from that year’s scheduled payment. As a result, the tobacco settlement revenues due to the state in April of 2006 were reduced by $50.9 million and in April 2007 by $44 million (which represented receipts from 2005 and 2006 respectively). Nevertheless, the amount of tobacco settlement revenues received in 2006 and 2007 were in excess of the required debt service payments. Therefore, the provision included in the State’s budget for Series 2005A was not invoked. Similarly, the PMs were permitted to withhold the specified amount from their payment due in April 2008 (representing receipts from 2007). As of April 2007, it is likewise anticipated that there will be no impact to the General Fund for the 2007-08 fiscal year as a result of this NPM issue.

The State Attorney General is working, in tandem with the other states’ Attorneys General, under the terms of the MSA, to compel the PMs to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the NPMs, as required in the MSA.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and the State has indicated that neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

Flood Litigation Settlement

In 2006, the State settled three related lawsuits arising from liability for past flood damages through stipulated judgments. The largest settlement (referred to as the Paterno case), in the amount of $428 million, provided for the State to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year’s payment was included in the 2005 Budget Act and each subsequent budget act has included the required installment. This matter is not treated as “debt” of the State for any legal or constitutional purposes.

Cash Flow Borrowings

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“Notes” or “RANs”) in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately.

The State issued $7.0 billion of RANs in November 2007 in order to maintain adequate reserves to manage the State’s cash flow requirements during fiscal year 2007-08.

SOURCES OF TAX AND OTHER REVENUE

The 2008-09 Governor’s Budget includes the following major revenue proposals:

•	Reinstate the use tax on vessels, vehicles, and aircraft brought into the State within one year of purchase. This is estimated to result in a revenue gain of $21 million in 2008-09.

•

Legislation to bring personal income tax and corporate tax revenue accruals into conformity with Generally Accepted Accounting Principles, which is expected to result in a one-time increase of revenues in 2008-09 of $2 billion, representing taxes from activity taking place in 2008-09 but which is expected to be paid in a later period.

•

Increased efforts to improve compliance, address growth in audit workload, reduce the “tax gap,” which tax professionals define as the difference between what taxpayers should pay and what is actually paid, and improve cash management are estimated to result in revenue gains of $116 million in additional personal income tax and corporation tax revenues, $7 million in interest income, $62 million in sales and use tax, and $4 million in tobacco taxes in 2008-09.

Personal Income Tax

The California personal income tax, which, as of April 2008, accounted for slightly more than one half of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 47.5 percent of the total personal income tax in tax year 2005.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surtax on taxable income over $1 million in addition to the 9.3 percent rate. The surtax became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.8 percent and as little as 7.8 percent of General Fund revenues over the past ten years; such receipts totaled 14.9 percent of General Fund revenues and transfers in 2006-07 and are expected to account for 14.4 percent in 2007-08 and 2008-09.

Under California law, interest on municipal bonds issued by the State and by California local government agencies is exempt from State personal income tax, but interest from municipal bonds issued in other states (except to the extent provided by federal law) is subject to State personal income tax. On November 5, 2007, the United States Supreme Court heard the appeal of a case titled Department of Revenue of the State of Kentucky v. Davis (the “Davis case”). A state court in Kentucky had ruled that the Kentucky state income tax law, which, like California income tax law, exempts only interest on bonds from in-state government entities, violates the Commerce Clause of the U.S. Constitution, by discriminating against other states’ municipal bonds. If the Supreme Court had upheld the lower court decision in the Davis case, and if the State had been required to exempt the interest on all other states’ municipal bonds from State income tax, the State could have faced a refund liability for the tax collected in prior years from taxpayers who reported interest income from out-of-state bonds. The Franchise Tax Board made preliminary estimates that such a change in tax rules would result in a prior year adjustment to 2006-07 of $70 million in refunds. Losses would rise to $410 million in 2007-08 and then fall to a level of about $290 million in 2008-09. For 2009-10 and beyond, losses would be in the neighborhood of $250 million per year. These figures reflect a combination of possible tax refunds and reduced tax revenues. The estimates were based on the assumption that a Supreme Court decision would be made in March 2008. On May 19, 2008, the Supreme Court reversed the lower court’s decision and held that the Kentucky state income tax law did not violate the Commerce Clause of the U.S. Constitution.

Sales and Use Tax

The sales and use tax (referred to herein as the “sales tax”), which, as of April 2008, accounted for just over one quarter of General Fund tax revenues, is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in this State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of January 1, 2008, the breakdown of the base State and local sales tax rate of 7.25 percent is as follows:

•	5 percent imposed as a State General Fund tax;

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s Economic Recovery Bonds (the “Special Sales Tax”).

Existing law provides that 0.25 percent of the basic 5 percent State tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in the prior year that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent Special Sales Tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent Special Sales Tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2008.

Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all Economic Recovery Bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all Economic Recovery Bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.

Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

Corporation Tax

Corporation tax revenues, which, as of April 2008, accounted for about 10 percent of General Fund tax revenues, are derived from the following taxes:

1.

The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2.

Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3.

The alternative minimum tax (“AMT”) is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4.

A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5.	Sub-Chapter S corporations are taxed at 1.5 percent of profits.

6.

Fees paid by limited liability companies, which account for 2.8 percent of corporation tax revenue, are considered “corporation taxes.” As of May 2008, the constitutionality of these fees is being challenged in three separate state court actions. Prior to Chapter 381, Statutes of 2007 (“AB 198”), potential refunds were estimated to be as large as $1.3 billion. However, this law limited refunds to only that portion of fees that is ruled to be discriminatory or unfairly apportioned under the California Constitution or the United States Constitution. One of the plaintiffs is also challenging the constitutionality of AB 198. Based on AB 198, the estimate of refunds as of April 2008, should the courts decide against the State, is $155 million, which would be accrued back to the 2007-08 fiscal year. In addition, this law revised the fee calculation prospectively to be based only on California source income rather than worldwide income. As a result, annual LLC fee revenue is expected to be reduced by an estimated $40 million to $50 million annually.

On February 23, 2004, the U.S. Supreme Court denied the Franchise Tax Board’s appeal requesting review of the decision in Farmer Brothers Company v. Franchise Tax Board, a tax refund case which involved the deductibility of corporate dividends. Revenue losses were approximately $400 million over several fiscal years through 2007-08.

Tax Amnesty Program

Chapter 226, Statutes of 2004, created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior years. Penalties were waived for taxpayers who applied for the amnesty during the amnesty period of February 1, 2005 to March 31, 2005. The effect of amnesty has been to distort the accounting for General Fund revenues since payments for years before the current year are accounted for as a “prior year adjustment” for the current year rather than being carried back to those earlier years. Additionally, since some payments were made in advance of future year payments the revenue estimates in the current year, the budget year, and beyond will be lower even though the payments received are accounted for as “prior year adjustments” to the current year. Moreover, much of the money that came in during the amnesty period was in the form of “protective payments,” amounts submitted to avoid the extra penalty, but that would have otherwise been submitted in future years, or that may prove not to have been due at all, as some taxpayers are likely to win their disputes. These refunds must be accounted for in future years.

For budgetary purposes, revenues from the amnesty program resulted in a carry-over adjustment increasing the beginning General Fund balance for fiscal year 2004-05 by $3.8 billion. This carry-over adjustment was and is expected to be reduced in fiscal year 2004-05 and subsequent fiscal years to account for refunds and the recognition of income over a period of time. The estimates of these adjustments have varied as more up-to-date information has been received. The Administration estimates the net multi-year General Fund revenue gain from the amnesty program at $380 million, which was used for one-time purposes in the 2005 Budget Act.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

The Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $406 million spread over several years; the impact is estimated to be $175 million in 2007-08 and $100 million in 2008-09.

Estate Tax; Other Taxes

The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the State estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the State estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State’s estate tax, unless future federal legislation is enacted to make the provisions permanent.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for about 35 percent of all special fund revenues in fiscal year 2006-07. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2006-07, $8.6 billion was derived from the ownership or operation of motor vehicles. About $3.4 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1.

Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2.

Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.	Ten cents of the per-pack tax is allocated to the State’s General Fund.

4.	The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

Recent Developments

Since the release of the 2008-09 Governor’s Budget, monthly reports issued by the Department of Finance have disclosed General Fund revenues falling slightly below the forecasts made in the 2008-09 Governor’s Budget, with the weakest performance among the three major tax sources in sales and use tax receipts.

STATE EXPENDITURES

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the States provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post- Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004

Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments, because the amount of the increase annually increases in proportion to growth in secured roll property tax revenues, which has historically grown at a higher rate than VLF revenues.

As part of the State-local agreement, Proposition 1A (“Proposition 1A”) was approved by the voters at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the States will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing the funding needed to comply with the mandates. Beginning in fiscal year 2005- 06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate is slated to be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State’s trial court system is slated to receive approximately $2.7 billion and $2.9 billion in resources in fiscal years 2007-08 and 2008-09, respectively, and $499 million in resources from the counties in each fiscal year.

Welfare System

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Welfare System

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the “Law”) fundamentally reformed the nation’s welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children (“AFDC”), an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The TANF block grant formula under the Law is operative through September 30, 2010, as further described below.

Chapter 270, Statutes of 1997, embodies California’s response to the federal welfare systems. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids (“CalWORKs”) replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

The revised CalWORKs caseload projections are 452,000 cases in fiscal year 2007-08 and 377,000 cases in 2008-09. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs’ inception in January 1998, caseload has declined by over 36 percent.

The federal Deficit Reduction Act of 2005 (“DRA”) included legislation that reauthorized and extended the TANF program until September 30, 2010. The reauthorization legislation modifies countable work activities under TANF and applies new federal work participation rates to separate state programs. In addition, because reauthorization legislation effectively eliminates the State’s caseload reduction credit, the bulk of the CalWORKs caseload is expected to be subject to 50 percent work participation level beginning in federal fiscal year (“FFY”) 2007.

As of April 2008, current policies were not expected to increase work participation rates enough to meet the federal requirement for at least 50 percent work participation among all families. Although the rates, as adjusted for caseload reduction credits, have not yet been finalized, California is expected to fail to meet the work participation rate for FFY 2007, the first year for which the DRA’s changes were effective. As a result, California’s required Maintenance of Effort (“MOE”) would be 80 percent of FFY 1994 historic expenditures rather than the 75 percent MOE level California has been required to meet. The 2008-09 Governor’s Budget increases MOE spending by $179.5 million in 2008-09, to $2.9 billion, to reflect this penalty.

Considerable improvement in work participation rates must be achieved to avoid additional federal penalties, which could cost the State and counties more than $1.5 billion over a five-year period, beginning in 2009-10. Efforts to address improving work participation began during 2006-07, and the State has indicated that it is continuing to identify and evaluate additional options that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet federal work requirements in the TANF program. The 2008-09 Governor’s Budget proposes major programmatic changes that place greater emphasis on work participation and reduce reliance upon public assistance with the expectation of significantly improving the ability of the State and counties to meet federal work requirements in the TANF program. Key components of this effort include:

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Implementation of Graduated Full Family Sanctions—This proposal strengthens work requirements and recipient accountability by reducing grants by 50 percent when adults have been sanctioned for not meeting work requirements and have remained in sanction status for an accumulated total of six months. Adults who have been sanctioned for not participating for a second accumulated total of six months will receive a full family sanction. Adults could remedy their sanction at any time by complying with appropriate work activities. Prior to any graduated sanction, counties will contact the adult to ensure that he or she understands the participation requirements and to urge program compliance, as well as connect adults to resources in order to remove barriers to participation. These contacts will consist of a combination of phone calls, letters, and home visits. This graduated full family sanction policy will reduce prolonged noncompliance while providing a reasonable timeframe to achieve compliance during which time benefits are still available.

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Work Incentive Nutritional Supplement—This proposal promotes self-sufficiency through work by providing supplemental food stamp benefits to certain working families. Working families who are receiving food stamps, but not also receiving CalWORKs assistance, would be eligible for this benefit if they work sufficient hours to meet federal TANF work participation requirements. This supplement provides a further bridge to self-sufficiency and better ensures that families who previously received CalWORKs assistance will not fall back into the program. This benefit would be set at a flat amount of $40 per month and each food stamp household may be eligible for one supplemental work incentive benefit per month.

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Continued County Efforts—This proposal continues to support and promote county efforts to increase work participation by implementing county peer reviews, publicizing individual county performance outcomes, and continuing funding for county implementation of strategies to engage CalWORKs recipients early in the program, maintaining full engagement, preventing recipients from becoming sanctioned, and encouraging sanctioned individuals to re-engage in the program.

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Modification of the Safety Net Program—This proposal rewards working families by continuing safety net benefits for families beyond their 60-month time limit if they meet federal work participation requirements. The current safety net program minimizes the incentive for families to become self-sufficient.

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Consistent Child-Only Benefits—This proposal provides cash aid for families receiving child-only benefits that are consistent with other CalWORKs families. Under this proposal, aid to families receiving child-only benefits will be limited to 60 months. These families include parents or caretakers who are undocumented non-citizens, drug felons, or fleeing felons.

The Governor’s proposed reform measures are estimated to provide net savings of $73.7 million to the General Fund in 2007-08 and $476 million ($389.1 million General Fund) in 2008-09. Along with these reforms, the 2008-09 Governor’s Budget proposes to maintain the $230 million included in the Budget Acts of 2006 and 2007 to support CalWORKs program improvements, including $90 million for counties to implement program improvements that lead to better outcomes and increased work participation rates for CalWORKs recipients and $140 million to support county administration. The 2008-09 Governor’s Budget eliminates $40 million in Pay for Performance incentive funds in 2007-08, but makes available $40 million in 2008-09 for those counties that achieve improved program outcomes during 2007-08. The combination of CalWORKs reforms and State and county efforts are intended to increase work participation rates and allow the State and counties to meet federal requirements, avoid penalties, and successfully move families from welfare to work.

Total CalWORKs program expenditures of $7 billion (state, local, and federal funds) are proposed for 2008-09, including TANF and MOE countable expenditures, of which $3.038 billion is budgeted to be paid from the General Fund. The amount budgeted includes $4.7 billion for CalWORKs program expenditures within the Department of Social Services’ budget, $108 million in county expenditures, $2.2 billion in other programs, and $133.4 million for a CalWORKs program reserve. The $2.2 billion in other programs includes MOE expenditures in excess of the required level. Recent federal changes expanded MOE-eligible spending to include certain expenditures for non-assistance benefits and services. This allows additional expenditures of $349.2 million for the State Department of Education’s after school programs and the Student Aid Commission’s CalGrants to be counted towards the CalWORKs MOE, reducing California’s work participation requirement by an estimated 5.1 percent. The 2008-09 Governor’s Budget includes $131 million to provide a statutory COLA for assistance payments.

In the fiscal emergency special session, the Legislature eliminated $40 million in Pay for Performance incentive funds in 2007-08, and approved a delay in providing the July 2008 CalWORKs COLA until October 2008, resulting in savings of $40.5 million in 2008-09.

Health Programs

Medi-Cal

Medi-Cal, California’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves just over one in six Californians. Federal law requires Medi-Cal to provide a set of basic services such as doctor visits, laboratory tests, x-rays, hospital inpatient and outpatient care, hospice, skilled nursing care, and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if states choose to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. A wide range of public and private providers and facilities delivers these services. Providers are reimbursed by the traditional fee-for-service method or by capitated payments from managed care plans. Approximately 3.3 million Medi-Cal beneficiaries (almost half of the people receiving Medi- Cal benefits and services) are currently enrolled in managed care plans. To help control program costs the State continues to transition fee-for-service counties to managed care.

Medi-Cal expenditures were estimated to be $37.0 billion ($14.1 billion from the General Fund), in 2007-08 and $36.0 billion ($13.6 billion General Fund) in 2008-09. The $962.3 million ($472.1 million General Fund) decrease in 2008-09 is due primarily to the proposed implementation of several budget-balancing reductions including the restoration of quarterly status reports, reductions in provider rates, and reductions in optional benefits for adults.

In the fiscal emergency special session, the Legislature approved several changes for the Medi-Cal and other Department of Health Care Services programs that will reduce expenditures and address California’s cash flow problems in 2008-09. To reduce expenditures this legislation authorizes a 10 percent reduction in payments to Medi-Cal fee-for-service and managed care Medi-Cal providers/programs, inpatient care payments to hospitals that do not contract with Medi-Cal, as well as provider payments for the California Children’s Services program, the Child Health and Disability Prevention program and Genetically Handicapped Persons Program. These payment reductions are expected to save $1.1 billion ($567.6 million General Fund) in 2008-09.

The Legislature also adopted the Administration’s proposal requiring the reversion of $165 million from the 2007 Budget Act appropriation from the General Fund for the Department of Health Care Services. This language reflects onetime savings in 2007-08 by delaying the disbursement of the June 19, 2008 checkwrite for Medi- Cal fee-for-service providers until July 2008.

Average monthly caseload in Medi-Cal was estimated to be 6.64 million in 2007-08. Caseload is expected to decrease in 2008-09 by approximately 73,900, or 1.1 percent, to 6.56 million eligible people, as compared to an expected 1.2 percent increase in the State’s population over the same period. This decrease is due primarily to the proposed implementation of the quarterly status reports for children and parents.

On February 8, 2006, President Bush signed the Deficit Reduction Act of 2005, which makes several changes to the federal Medicaid program that will impact Medi-Cal. The most significant fiscal change will require, beginning October 2009, states’ managed care quality improvement fees to be assessed on all managed care plans, not just on those serving Medicaid beneficiaries. Without conforming statutory changes, the State would lose approximately $250 million in annual federal revenues beginning in 2009-10 due to non-compliance because current California law permits the State to only collect managed care quality improvement fees on managed care plans serving Medi-Cal beneficiaries.

SSI/SSP

The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2008-09 Governor’s Budget includes $3.7 billion from the General Fund for the SSI/SSP Program in 2008-09. This represents a 2.9 percent increase from the revised 2007-08 funding level. The average monthly caseload in this program is estimated to be 1.3 million recipients in 2008-09, a 2.1 percent increase over the 2007-08 projected level.

The 2008-09 Governor’s Budget includes General Fund reductions of $23.3 million in 2007-08 and $300.3 million in 2008-09, achieved by suspending the June 2008 and June 2009 state COLAs. Under this proposal, recipients are expected to still see increased payments in total benefits in both years due to provision of the January 2008 and January 2009 federal COLAs.

In the fiscal emergency special session, the Legislature approved a delay of the June 2008 State COLA until October 2008. The State has indicated that this is expected to result in a savings of $23.3 million in 2007-08 and $67.8 million in 2008-09.

Department of Corrections and Rehabilitation

Department of Corrections and Rehabilitation Budget

The 2008-09 Governor’s Budget proposes total expenditures of $10.5 billion for the Department of Corrections and Rehabilitation of the State of California (“CDCR”) from all funding sources. Of this amount, $10.2 billion comes from the General Fund. This total includes funds for debt service payments, personal services costs, and operating expenses and equipment. The CDCR budget includes funding for over 67,000 personnel years at a total cost for salaries and benefits of $6.7 billion. Lease payments and bond insurance total $248.1 million, and the remaining $3.1 billion is budgeted for operating expenses and equipment. The 2008-09 Governor’s Budget proposes increased expenditures of $374.5 million ($351 million General Fund) over the revised 2007-08 Budget.

Similar to the budgets of other State departments, the 2008-09 Governor’s Budget proposes several budget-balancing reductions for CDCR which would result in General Fund savings of $17.9 million in 2007-08, $378.9 million in 2008-09, and $782.7 million in 2009-10. These totals are not included in the budgeted amounts noted above. These reductions include a 10 percent reduction to local assistance grants provided for Juvenile Probation and Camps and the Mentally Ill Offender Crime Reduction Grant, which provides savings of $24.6 million in 2008-09. The more significant reduction is a proposal to release specified non-serious, non-violent, non-sex offenders 20 months prior to the end of their original sentences, and to convert these offenders, as well as existing parolees who have committed similar offenses, to summary parole. Individuals on summary parole would not be supervised, but would remain subject to search, seizure, and drug testing by any law enforcement officer. The savings associated with this proposal totals $17.9 million in 2007-08, $354.3 million in 2008-09, and $758.1 million in 2009-10. In addition to reducing General Fund costs, these proposals are anticipated to mitigate overcrowding in existing facilities, and to enable parole agents to focus on more serious parolees, including sex offenders affected by Proposition 83 (“Jessica’s Law”). These changes require legislative authority to implement. These proposals were not adopted in the special session; the State has indicated, however, that the Administration continues to seek legislative authority to implement these changes beginning in 2008-2009. As of April 2008, the May Revision was expected to update the projected savings totals based on new timing associated with the proposed statutory changes.

Federal Receiver for Medical Care Services

In April 2001, a class-action lawsuit, now known as Plata v. Schwarzenegger, was filed in federal court contending that the state was in violation of the Eighth and Fourteenth Amendments to the United States Constitution by providing inadequate medical care to prison inmates. On June 30, 2005, the court ordered the establishment of a receivership to take control of the CDCR’s medical care system due to the state’s delay in successfully implementing the changes required by the Stipulated Agreement for Injunctive Relief, entered into as the settlement of the Plata v. Schwarzenegger case. A receiver was appointed by the court in February 2006, and given broad authority over CDCR’s medical care program. A nonprofit corporation, the California Prison Health Care Receivership Corp. (“CPR Inc.”) has been established to “house the activities of” the receiver.

The 2008-09 Governor’s Budget includes $1.7 million to establish an Office of Third Level Health Care Appeals, $45.8 million to expand Health Care Access Units to all institutions, and $25 million for the receiver’s and CPR Inc.’s operating budget. As the court-appointed receiver continues to address the delivery of medical services to inmates, additional cost pressures could be placed on the State’s General Fund resources.

Pension Trusts

The three principal retirement systems in which the State participates are the California Public Employees’ Retirement System (“CalPERS”), the California State Teachers’ Retirement System (“CalSTRS”) and the University of California Retirement System (“UCRS”). The assets and liabilities of the funds administered by these systems, as well as certain other retirement funds administered by the State, are included in the financial statements of the State as fiduciary funds.

CalPERS

CalPERS administers the Public Employment Retirement Fund (“PERF”), which is a multiple employer defined benefit plan. In addition to the State, employer participants, as of June 30, 2007, included 1,054 school districts and 1,560 other public agencies. As of June 30, 2007, PERF had 1,086,900 active and inactive program members and 445,208 benefit recipients. The payroll for State employees covered by PERF for fiscal year 2005-06 was approximately $13.3 billion.

Employees, except those participating in the non-contributory, second tier plan (and who receive generally lower benefits), contribute to PERF based upon required contribution rates. Approximately 6.5 percent of the employees participate in the second tier plan. As part of a memorandum of understanding with the employee unions, the State agreed to suspend employee contributions for miscellaneous and industrial employees for fiscal years 2002-03 and 2003-04. The impact on the unfunded liability from suspending the employee contribution for two years was $354.5 million. These contributions will be repaid over the next thirty years through contributions toward the unfunded liability.

Contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from the employer contributions, including contributions by the State, and employee contributions. State contributions are made from the General Fund, Special Funds, and Non-Governmental Cost Funds. Approximately 55 percent of the State contributions to PERF are made from the General Fund.

The State and Schools Actuarial Valuation for the year ended June 30, 2006 uses the Market Value Asset (“MVA”) basis to report the funded status of the system rather than the Actuarial Value of Assets (“AVA”) basis as used in previous years. CalPERS notes that they are monitoring the funded status of the plan using the market value of assets to ensure that the new rate stabilization methods do not impair the security of benefits. The MVA funded ratios are more volatile than the actuarial funded ratios due to the smoothing effects of the actuarial value. Using the MVA basis in times when returns are profitable gives the perception of a larger funded status. However, a much lower funded status will be shown if the market slows down and returns decline. The AVA is used for rate setting purposes because it maintains some consistency over fluctuating markets through rate smoothing.

Each employer (including the State) contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are performed as of June 30 of each year. The most recent valuation, as of June 30, 2006, showed an accrued unfunded liability allocable to State employees of $15.414 billion (AVA basis) and $10.589 billion (MVA basis). The actuarial valuation for PERF was based upon an assumed 7.75 percent investment return. The weighted rates of return experienced by PERF over the past ten years, five years, and three years (in each case through fiscal year 2005-06) has been 9.0 percent, 7.5 percent, and 13.8 percent, respectively.

On April 19, 2005, the Board of Directors of CalPERS adopted a new policy for calculating the actuarial value of assets, spreading market value asset gains and losses over 15 years (rather than 3 years, as had been the practice) and changing the corridor limits for the actuarial value of assets from 90 percent-110 percent of market value to 80 percent-120 percent of market value. In addition, CalPERS will calculate the annual contribution amount with regard to gains and losses as a rolling 30 year amortization of all remaining unamortized gains or losses as opposed to the current 10 percent of such gains and losses. These changes are anticipated to reduce employer rate volatility by 50 percent.

CalSTRS

CalSTRS administers the Teacher’s Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (“STRP”). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides retirement, disability and survivor benefits for teachers and certain other employees of the California public school system. STRP is comprised of three programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program (“DBS”), and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members. As of June 30, 2006, the DB Program had approximately 1,400 contributing employers, approximately 586,966 active and inactive program members and 207,846 benefit recipients.

The State’s General Fund contributions to the DB Program and the SBMA are established by statute. As of April 2008, the contribution rate to the DB Program was 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. As of April 2008, the contribution rate to the SBMA was 2.5 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The 2008-09 Governor’s Budget is proposing to reduce the State’s contributions to the SBMA from 2.5 percent to 2.2 percent of salary. In order to reduce the State’s contributions, a corresponding benefit must be provided to teachers. As of April 2008, the SBMA targets supplemental payments to provide 80 percent level of purchasing power, but this is not a vested benefit. If funding is not sufficient to bring purchasing power up to the 80 percent level, supplemental payments may have to be paid at a lower level. The 2008-09 Governor’s Budget proposes to vest a right to supplemental payments at 80 percent of purchasing power. This would provide the corresponding benefit to teachers necessary to reduce the State’s General Fund contribution. The savings from the reduced contribution equates to $80 million in 2008-09. The State will fund the amount necessary to maintain the 80 percent purchasing power should the 2.2 percent contribution not be sufficient in future years. In addition, payments of 1.1 percent each will be made on November 1 and April 1, instead of July 1 of each fiscal year.

Each employer contributes 8.25 percent of payroll, while employees contribute 6 percent of pay. The most recent actuarial valuation of the DB Program, performed as of June 30, 2006, showed an actuarial accrued unfunded liability of $19.6 billion. The significant reduction in the unfunded liability of almost $3 billion since last year was largely due to the discovery of the error in CalSTRS’ accounting system. The actuarial valuation of the DB Program is based upon an assumed 8 percent investment return. The average net rate of return experienced by the DB Program over the past fifteen years, ten years and five years (in each case through fiscal year 2005-06) was 9.9 percent, 9.1 percent, and 7.8 percent, respectively.

UC Regents

The University of California Retirement System consists of: (i) a retirement plan, which is a single employer defined benefit plan funded with university and employee contributions (“UCRP”); (ii) a voluntary early retirement incentive program, which is a defined benefit plan for employees who take early retirement (“PERS- VERIP”); and (iii) three defined contribution plans. As of June 30, 2007, plan membership totaled 225,623, comprised of 118,885 active members, 59,056 inactive members (includes terminated nonvested employees who are eligible for a refund), and 47,682 retirees and beneficiaries receiving benefits.

The State does not make any contributions to the University of California Retirement System. As of June 30, 2007, employee and employer contributions were not required to UCRP and PERS-VERIP, due to the fully funded status of each plan.

Post Retirement Benefits

The State also provides post-employment health care and dental benefits to its employees and their spouses and dependents, when applicable, and recognizes these costs on a “pay-as-you-go” basis. The cost of these benefits in fiscal year 2008-09 is estimated at $1.26 billion, in comparison to an estimated $1.08 billion in fiscal year 2007-08, and $1.02 billion in fiscal year 2006-07. It is anticipated that these costs will continue to grow in the future. As of June 30, 2007, approximately 144,145 retirees were enrolled to receive health benefits and 117,048 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the State will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Employees vest for this benefit after serving ten years with the State. With ten years of service credit, employees are entitled to 50 percent of the State’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

Negotiations with insurance providers in 2007 produced an increased employer contribution rate of 6.3 percent for health benefits. The 2007-08 May Revision included a budgeted amount of $1.131 billion for post-employment benefits for fiscal year 2007-08, continuing the “pay-as-you-go” policy which has been in effect. The Legislature reduced the 2007-08 May Revision budgeted amount by $20.9 million to reflect the final employer contribution rates adopted by the CalPERS Board of Administration on June 19, 2007. The final 2007-08 budgeted amount for Health and Dental Benefits for Annuitants is $1.139 billion. This amount was based in part on adoption by the CalPERS Board of Administration of requirements for increased co-payments by plan members, approval of Blue Shield’s discontinuance of its Health Maintenance Organization (“HMO”) coverage in four high-cost counties and the discontinuance of the Western Health Advantage HMO coverage, which reduces the State’s cost. CalPERS’ staff have also recommended, and the CalPERS Board of Administration has adopted, guidelines specifying that health benefits should be increasing by no more than ten percent annually in the near term and the rate of growth should trend down to 4.5 percent over ten years. The Administration has also taken into account the estimate contained in the actuarial report described below of the State’s cost for health care premiums for fiscal year 2007-08. Pending completion of a study due in January 2008, the Administration has not proposed any method for pre-funding retiree health care costs.

On June 21, 2004, the Governmental Accounting Standard Board released its Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions (“Statement No. 45”). Statement No. 45 establishes standards for the measurement, recognition, and display of post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, when provided separately from pension plan expenditures and related liabilities in the financial reports of state and local governments. Under Statement No. 45, governments will be required to: (i) measure the cost of benefits, and recognize other post- employment benefits expense, on the accrual basis of accounting in periods that approximate employees’ years of service; (ii) provide information about the actuarial liabilities for promised benefits associated with past services and whether, or to what extent, the future costs of those benefits have been funded; and provide information useful in assessing potential demands on the employer’s future cash flows. Statement No. 45 reporting requirements are effective for the State in the fiscal year beginning July 1, 2007. The State plans to include the actuarial computation of its liability for post-employment health care benefits in the 2007-08 financial statements.

On May 7, 2007, the State Controller’s Office released a report by the private actuarial firm, Gabriel Roeder Smith & Company, which was asked to calculate the State’s liability for these benefits. The report was based on a variety of data and economic, demographic and healthcare trend assumptions concerning matters such as demographic trends and growth of health care costs which are described in the report. The actuarial valuation covers the cost estimates for existing employees and retirees. The main objective of the report was to estimate the Actuarial Accrued Liability (“AAL”), which is the present value of future retiree healthcare costs attributable to employee service earned in prior fiscal years. The report looked at three different scenarios: (1) continuation of the “pay-as-you-go” policy; (2) a “full funding” policy under which assets would be set aside to prepay the future obligations, similar to the way in which pension obligations are funded, and (3) a “partial funding” policy which was halfway between the two other scenarios. According to the actuarial valuation as of July 1, 2007, the current pay-as-you go funding policy results in an AAL of $47.88 billion, an annual required contribution of $3.59 billion, estimated employer contributions of $1.36 billion and an expected net other post employment benefits (“OPEB”) obligation of $2.23 billion for the fiscal year ending June 30, 2008.

The long-term costs for other post-employment benefits may negatively affect the State’s financial reports and impact its credit ratings if the State does not adequately manage such costs.

Public Employee Post-Employment Benefits Commission

In late December 2006, the Governor created a Public Employee Post-Employment Benefits Commission (“Commission”), with a mandate to present a report to the Governor and the Legislature by January 1, 2008. The twelve members of the Commission were appointed on February 20, 2007. The Commission was directed to (i) identify, for the State and local governments, the amount and extent of unfunded post-employment retirement benefits, (ii) compare different approaches to address such unfunded benefits, (iii) consider the advantages from providing other post-employment benefits, and (iv) propose a plan or plans for addressing unfunded post- employment benefits. The Commission issued its report on January 7, 2008. Over the last 12 months the Commission held meetings throughout the State, generating almost 100 hours of testimony. The Commission used a series of surveys sent to thousands of California public employers to generate the information included in its summaries of local pension and OPEB status.

The Commission received surveys from fifty-seven retirement systems (or about two-thirds of the total sent). Those fifty-seven pension systems account for 99 percent of pension system members. The combined liability for the fifty-seven reporting California public retirement systems is $63.5 billion ($13.7 billion for the State of California) as of their most recent actuarial valuations available (2006 for most systems).

The Commission received OPEB surveys from approximately 1,200 public agencies in California (or about one-third of the total sent). Of those 1,200 public agencies that responded to the survey, 338 had completed their unfunded actuarial accrued liability (“UAAL”) studies. The majority of public agencies not responding to the OPEB survey had revenues below $100 million. Pursuant to Statement No. 45, those public agencies are not required to conduct their OPEB valuation until after December 2007 or 2008. The 338 responding public agencies accounted for 70 to 80 percent of the total revenue for California public agencies. The combined liability for the 338 California public agencies with completed UAAL studies was $118 billion ($47.88 billion for the State of California).

The State has indicated that the Commission’s plan to address pension and OPEB liabilities is based on 34 high level recommendations that are combined into the following eight groups: (1) identify and prefund financial obligations, (2) limit contribution volatility and use smoothing methods judiciously, (3) increase transparency and accountability, (4) improve plan design and communication with employees, (5) provide independent analysis, (6) strengthen governance and increase transparency, (7) coordinate with Medicare, and (8) advocate federal tax law changes.

The State has indicated that the Administration is considering a number of possible approaches to budgeting for future OPEB costs. In selecting an appropriate strategy for funding future costs, the State relates, the Administration must balance two competing and potentially conflicting criteria. The State indicates that one aim of the funding strategy is to minimize the disruption of existing critical State programs when the State begins to budget for the future costs of OPEB and that another is to assure bond rating agencies and future investors that the State will fund all future retirement costs.

PRIOR FISCAL YEARS’ BUDGETS

Fiscal Years Prior to 2006-07

Following a half decade of strong economic and revenue growth in the late 1990’s and into 2000, during fiscal year 2001-02, as the State and national economies fell into a recession and the stock markets dropped significantly, the State experienced an unprecedented drop in revenues compared to the prior year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The State also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants in June 2002 and June 2003 and Economic Recovery Bonds in the spring of 2004.

2004 Budget Act

While the 2004 Budget Act was aided by a recovering State economy and increased revenues, balancing of the budget still required a number of one-time actions. These included application of proceeds of the Economic Recovery Bonds sold in the spring of 2004 and of tobacco securitization bonds, and suspension of Proposition 42 transfer of certain sales taxes to transportation purposes. The 2004 Budget Act also used the second year of borrowing from local governments. In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

Final estimates relating to the 2004-05 fiscal year, as released in the 2006-07 Governor’s Budget in January, 2006, showed that the State experienced substantially more favorable results than were projected at the time the 2004 Budget Act was signed. As a result of revised estimates for years prior to 2004-05, tax amnesty payments and improved economic results which generated major increases in tax revenues, the Administration estimated that total prior year resources, plus revenues and transfers for 2004-05, were more than $9.1 billion higher than originally estimated. Expenditures increased by about $1.1 billion. As a result, the fund balance at June 30, 2005 was estimated at about $9.6 billion, of which $9.1 billion was in the Special Fund for Economic Uncertainties (“SFEU”), compared to the original 2004 Budget Act estimate of $768 million in the SFEU.

2005 Budget Act

The 2005 Budget Act was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by the Governor on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations).

Under the 2005 Budget Act, General Fund revenues and transfers were projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The revenue projections assumed continued but moderating growth in California’s economy as reflected in several key indicators. The 2005 Budget Act contained General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 was funded by using a part of the fund balance at June 30, 2005. The June 30, 2006 reserve was projected to be $1.302 billion. About $900 million of this reserve was to be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

The 2005 Budget Act provided full funding for Proposition 98, increased funding for higher education, some cost savings in health and welfare costs by deferring cost of living increases, and full funding for retirement fund contributions. The 2005 Budget Act provided for early repayment of a loan previously obtained from local governments related to change in funding for the Vehicle License Fee, and fully funded the Proposition 42 transfer of sales taxes on motor vehicle fuels for transportation programs, which had been suspended in the previous two years. The 2005 Budget Act had much less reliance on one-time measures than the budgets of the immediately preceding years, but did include receipt of $525 million from refinancing of tobacco securitization bonds. There were no tax increases.

Final estimates relating to the 2005-06 fiscal year, as released in the 2007-08 Governor’s Budget in January, 2007, showed that the State experienced substantially more favorable results than were projected at the time the 2005 Budget Act was signed. As a result of revised estimates for years prior to 2005-06 and improved economic results which generated major increases in tax revenues, the Administration estimates that total prior year resources, plus revenues and transfers for 2005-06, were about $93.4 billion, nearly $9.0 billion more than originally estimated. Expenditures increased by about $1.6 billion primarily for expenditures required by Proposition 98. As a result, the fund balance at June 30, 2006 was estimated at about $10.8 billion, of which $10.1 billion was in the SFEU, compared to the original 2005 Budget Act estimate of $1.3 billion in the SFEU.

2006 Budget Act

The 2006 Budget Act was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations).

Under the 2006 Budget Act, General Fund revenues and transfers were projected to increase 1.2 percent, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contained General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This included more than $4.9 billion, or 4.7 percent of total General Fund resources available, to address the State’s debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 was funded by using a large part of the 2006-07 beginning fund balance. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.

The 2006 Budget Act also contained Special Fund expenditures of $26.6 billion and Bond Fund expenditures of $3.6 billion. Special Fund revenues were estimated at $27.8 billion. Pursuant to the cash flow projections for the 2006 Budget Act, the State issued $1.5 billion of revenue anticipation notes to assist in its cash management program for the fiscal year.

The 2006 Budget Act was substantially similar to the 2006-07 May Revision proposals. Compared to the 2006-07 May Revision, however, it also assumed $299 million greater revenues for 2005-06 based on higher than expected revenues in May, and $19 million greater revenues in 2006-07 due to expanded sales tax licensing and collection programs. The 2006 Budget Act contained the following major General Fund components:

1.

Repayments and prepayments of prior obligations—The 2006 Budget Act included $2.812 billion of repayments and/or prepayments of prior obligations as follows: (1) $1.415 billion for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions (includes $200 million pre-payment from a special fund); (2) $472 million for early retirement of the Economic Recovery Bonds under Proposition 58; (3) $296 million to repay/prepay non-Proposition 98 mandates; (4) $347 million to repay/prepay loans from special funds; (5) $150 million to prepay Proposition 98 Settle-Up (reflected in prior year and does not affect 2006-07 operating deficit); (6) $100 million to prepay flood control subventions; and (7) $32 million set aside to pay debt service on general obligation bonds in fiscal year 2007-08.

2.

Reduction of the operating deficit—The 2006 Budget Act projected that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit would be $3.3 billion.

3.

Proposition 98—The 2006 Budget Act included Proposition 98 General Fund expenditures at $41.3 billion, which was an increase of $2.9 billion, or 7.5 percent, compared to the revised 2005-06 estimate. When property taxes were taken into account, the total Proposition 98 guarantee was $55.1 billion, which was an increase of $3.1 billion, or 5.9 percent. The 2006 Budget Act continued to propose to spend at the level of the Proposition 98 guarantee assuming that the 2004-05 suspension had only been $2 billion. It also continued to include $426 million above this level to implement Proposition 49. Furthermore, to resolve the pending lawsuit regarding Proposition 98 funding, the State agreed to calculate the Proposition 98 guarantee consistent with the legislative intent language contained in Chapter 213, Statutes of 2004. As a result, the State expects to pay $2.9 billion in settle-up funding, comprised of approximately $1.6 billion and $1.3 billion to count toward the Proposition 98 guarantees for 2004-05 and 2005-06, respectively.

4.

K-12 Education—The 2006 Budget Act included $67.1 billion in spending from all funds on K-12 education, an increase of $2.9 billion from the revised 2005-06 estimate. General Fund expenditures were set at $40.5 billion (including funds provided for prior year settle-up obligations), an increase of $2.7 billion, or 7 percent. Total per-pupil expenditures from all fund sources were projected to be $11,264, an increase of $516, or 4.8 percent from the revised 2005-06 level.

5.

Higher Education—The 2006 Budget Act included General Fund expenditures at $11.4 billion, an increase of $973 million, or 9.4 percent. The 2006 Budget Act marked the second year of funding for the Higher Education Compact. The Compact was signed in Spring 2004 with both University of California and California State University to provide funding stability and preserve educational quality over the following six fiscal years in exchange for improved accountability in a variety of key student performance measures. The 2006 Budget Act included additional funding of $75 million for University of California and $54.4 million for California State University so that student fees in 2006-07 remained at 2005-06 levels.

6.

Health and Human Services—The 2006 Budget Act included $29.3 billion General Fund to be spent on Health and Human Services programs, which was an increase of $2.5 billion, or 8.7 percent, from the revised 2005-06 estimate. This increase was primarily due to caseload, population, and other workload increases as well as a onetime investment of $214 million ($180 million General Fund) on health care surge capacity needs.

7.

Transportation Funding—The 2006 Budget Act included $1.42 billion to fully fund Proposition 42 in 2006-07 and $1.415 billion, including interest, for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions ($200 million to be repaid from a special fund). The 2005 Budget Act assumed repayment of a portion of outstanding transportation loans with $1 billion in bond proceeds derived from certain Indian gaming revenues to specified transportation programs. This transportation funding package would have provided $465 million to the State Highway Account, $290 million to the Traffic Congestion Relief Program, $122 million to the Public Transportation Account, and $122 million to cities and counties. There have been several lawsuits that, as of April 2008, have prevented the bonds from being sold to date, and an Executive Order was issued in June 2006 to use the $151 million in tribal gaming compact revenues that had been received to repay a portion of these loans. Bond proceeds in the amount of $849 million were anticipated in the enacted 2006-07 Budget, which would have provided $314 million to the State Highway Account, and would provide the same level of funding to the Traffic Congestion Relief Program, Public Transportation Account, and cities and counties as was originally proposed. Due to the delays caused by ongoing litigation, the 2007-08 Governor’s Budget anticipates expenditures of $100 million per year as revenues are received in 2006-07 and 2007-08, until the litigation is resolved. State law provides that these internal loans are not due and payable until funds are received from tribal gaming to repay them; thus, there is no demand placed on the General Fund for repayment due to these developments.

8.

Budget Stabilization Account—The 2006 Budget Act fully funded the transfer of $944 million to the Budget Stabilization Account (“BSA”), pursuant to Proposition 58. Half of this amount, or $472 million, is slated to remain in the BSA as a reserve. The other half was transferred for the purpose of early retirement of Economic Recovery Bonds. These transfers took place in September, 2006.

Fiscal Year 2006-07 Revised Estimates as of the 2008-09 Governor’s Budget

Final estimates relating to the 2006-07 fiscal year, as released in the 2008-09 Governor’s Budget in January 2008, show that the State experienced more favorable results than were projected at the time the 2006 Budget Act was signed. As a result of revised estimates for years prior to 2006-07, the Administration estimates that total prior year resources, plus revenues and transfers for 2006-07, were about $105.3 billion, nearly $1.9 billion more than originally estimated. This increase includes the following: $1.058 billion higher Personal Income Tax; and $650.9 million higher Corporation Tax.

Expenditures increased by about $152 million. As a result, the fund balance at June 30, 2007 was estimated at about $3.9 billion, of which $3.0 billion was in the SFEU, compared to the original 2006 Budget Act estimate of $1.6 billion in the SFEU.

CURRENT STATE BUDGET

The discussion below of the 2007 Budget Act and the proposed 2008-09 Governor’s Budget are based on estimates and projections of revenues and expenditures for the 2007-08 and 2008-09 fiscal years and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

2007 Budget Act

The 2007 Budget Act was adopted by the Legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget the Governor vetoed $943 million in appropriations from the General Fund, special funds, and bond funds (including $703 million in General Fund appropriations).

The 2007 Budget Act signed by Governor Schwarzenegger included the largest reserve of any budget act in the State’s history. The 2007-08 May Revision proposed a total reserve of $2.2 billion. Due to the shortfall in revenue collections that came to light in June 2007, and in recognition of the State’s continuing structural deficit and other potential threats, the Legislature took actions to reduce spending and increase funds available, thereby increasing the total reserve to $3.4 billion. The Governor further reduced spending with $703 million in General Fund vetoes, raising the total reserve to $4.1 billion. As a result, General Fund spending growth in this budget was held to $0.6 billion, or 0.6 percent. However, events subsequent to adoption of the 2007 Budget Act have eroded the reserve.

Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve.

The 2007 Budget Act was substantially similar to the Governor’s 2007-2008 May Revision proposals. It contained the following major General Fund components:

1.

Maximizing the Value of the State’s Student Loan Guarantee Function—The 2007 Budget Act assumed the sale of, or other contractual arrangement for the operation of, California’s student loan guarantee function, generating $1 billion in one-time revenue. The State’s student loan guarantee function is operated through a contract between the California Student Aid Commission (“CSAC”) and EdFund, a non-profit public benefit corporation established by CSAC. EdFund, the second largest guaranty operator in the nation, services student loans for students attending schools in California and throughout the nation. Over half of all loans serviced by EdFund are held by non-California students. This proposal will not adversely affect students’ access to loans or the interest rates students pay for loans (which are set by the federal government). Neither CSAC nor EdFund sets loan interest rates or charges students fees.

2.

Repayments and prepayments of prior obligations—The 2007 Budget Act included $1 billion in prepayments of the Economic Recovery Bonds (“ERBs”) from moneys transferred to the BSA and $5 million of other budgetary debt repayments. This brings the total set aside to repay the ERBs to $6.8 billion in four years since the initial bonds were issued. With the issuance of an additional $3.2 billion of ERBs in February 2008, the Administration projects as of April 2008 that final repayment of the ERBs will be extended until approximately September 2012.

3.

Budget Stabilization Account—The 2007 Budget Act fully funded the transfer of $2.045 billion to the BSA, the full amount pursuant to Proposition 58. Half of this amount, or $1.023 billion, is reported as a reduction of revenues. The other half was transferred for the purpose of early retirement of ERBs.

4.

Operating Deficit in 2007-08—Prior to the adjustment for the $1.023 billion transfer to the BSA, the 2007 Budget Act did not have an operating deficit. However, events subsequent to the 2007 Budget Act have reduced the reserve, and other developments may further require use of the reserves.

5.

Proposition 98—The 2007 Budget Act included Proposition 98 expenditures from the General Fund of $41.5 billion, which was an increase of $712 million, or 1.7 percent, compared to the revised 2006-07 estimate. When property taxes are taken into account, the total Proposition 98 Guarantee was $57.1 billion, which was an increase of $2.2 billion, or 3.9 percent. The 2007 Budget Act also continued to include $426 million above the 2006-07 Proposition 98 Guarantee level to implement Proposition 49.

6.

K-12 Education—The 2007 Budget Act included $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08. This reflected an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds). Total per-pupil expenditures were projected to increase by $378 to $11,541 in 2007-08, which includes funds for prior year settle-up obligations. The Legislature adopted legislation during the fiscal emergency special session that reduced 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by reappropriating prior year Proposition 98 savings. The remaining $211.4 million reduction eliminated appropriations from programs that encountered implementation delays or were not going to utilize the funding.

7.

Higher Education—The 2007 Budget Act reflected total funding of $19.7 billion, including $14 billion General Fund and Proposition 98 sources for all major segments of higher education (excluding infrastructure and stem cell research), which reflected an increase of $1.1 billion ($853 million General Fund and Proposition 98 sources) above the revised 2006-07 level. This included funding for the compacts signed in 2004 with the University of California and the California State University.

8.

Health and Human Services—The 2007 Budget Act included $29.7 billion General Fund for Health and Human Services programs, which was an increase of $301 million from the revised 2006-07 estimate. Total funding from all State funds for Health and Human Services programs is $38.0 billion, which was an increase of $1.6 billion from the revised 2006-07 estimate.

9.

Transportation Funding—The 2007 Budget Act included $1.48 billion to fully fund Proposition 42 in 2007-08. Proposition 1A was passed in November 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2007 Budget Act repaid $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the 2007 Budget Act also provided for the use of $100 million in tribal gaming compact revenues that will be received in 2006-07, 2007-08, and any future years until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account (“PTA”). Proposition 1B was also passed in November 2006, providing $19.925 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2007 Budget Act provides a total of $4.2 billion in Proposition 1B funding.

On September 6, 2007, the California Transit Association filed a lawsuit with the Superior Court of Sacramento seeking an injunction to prohibit the use of $1.188 billion in 2007-08 vehicle fuel tax revenues for a number of public transit related programs provided in the 2007 Budget Act and related legislation. The suit also seeks to prohibit similar uses of lesser amounts of these funds in future years. The 2007 Budget Act uses funding that otherwise would have been transferred to the PTA or used to fund other transit-related costs that had been funded from the General Fund in prior years, including $948 million for payment of debt service on transportation bonds and $228 million for transportation services provided to public school students and Developmental Services Regional Center clients. If successful, the lawsuit would result in more funds being available in the PTA, but would not result in additional expenditure authority for public transportation programs in the current year due to an appropriations cap. In March 2008, a Superior Court judge issued a ruling which upheld the use of $779 million of the challenged funds, but determined that use of $409 million to reimburse the General Fund for prior years’ debt service costs was unlawful. Subsequent to a tentative decision issued by the judge on January 29, 2008, the Legislature passed emergency legislation which added $409 million from the PTA for use in funding transportation services for public school students. The Court’s ruling specifically found use of the PTA for such purpose to be lawful.

10.

Lease of State Lottery—In the 2007-08 May Revision, the Governor proposed an examination of the potential benefits which could be derived from a lease of the State Lottery to private operators. The Governor indicated the belief that if private operators could substantially improve the returns from the Lottery—which currently operates below the national average in per capita receipts—the State may be able to realize substantial new income while still providing a guaranteed payment to schools. The Governor did not include any specific proposal in the 2007-

08 May Revision, and the 2007 Budget Act did not include any increased revenue estimate based on such a transaction.

11.

Revenue Actions—The 2007 Budget Act included several revenue proposals that were in the 2007-08 Governor’s Budget. The most significant changes included the repeal of the teacher tax credit, resulting in an estimated revenue gain of $170 million in 2007-08, and additional efforts to reduce the “tax gap,” which tax professionals define as the difference between what taxpayers should pay and what is actually paid, which is estimated to result in $77.5 million in additional personal income tax and corporation tax revenues in 2007-08.

Budget Risks and Structural Deficit

For budget year 2007-08, the State faces a number of issues and risks which may have an impact on the General Fund, and are expected to reduce the budget reserves included in the 2007 Budget Act (originally $4.1 billion). A number of these risks have occurred, with negative impact on the State’s financial condition. Some of the larger risk items for the 2007 Budget Act include the following:

1.	Deterioration of revenues below 2007-08 May Revision estimates, primarily as a result of weaker economic conditions in the State.

2.

Delay in sale of, or other contractual arrangement for the operation of, the State’s student loan guarantee function operated through EdFund, past the current fiscal year, and/or lower sale price than was estimated in the 2007 Budget Act. If only delayed, this would not be a permanent revenue loss. The 2008-09 Governor’s Budget assumes the sale of the State’s student loan guarantee function operated through EdFund in the current year. The 2008-09 Governor’s Budget assumes $500 million from the sale, compared to $1 billion estimated at the time of the 2007 Budget Act. The actual sales price will not be known until the transaction occurs. The Department of Finance has hired a sell-side advisor to assist in maximizing the value of the EdFund.

3.

The budget reserves have already been reduced by $500 million which was paid as a result of an adverse court ruling in August 2007 in a case involving delayed payments to the State Teachers’ Retirement Fund. The courts have determined that interest on this amount is due at the rate of 10 percent for pre-judgment interest and 7 percent for post-judgment interest. The State expects to ultimately pay about $210 million in interest, in three installments over three years.

4.

Additional Proposition 98 spending because the State Controller’s Office’s initial property tax audit report, which is under review, indicates the property tax revenues reported by the schools is generally accurate, and does not support the assumptions in the 2007 Budget Act about property tax growth.

5.

Delay in implementation of new procedures for handling of unclaimed property. Transfer of unclaimed property to the General Fund had been enjoined by a court decision; the 2007 Budget Act assumed new procedures approved by the Legislature could be implemented this year, which, the State expected, would result in approximately $700 million of receipts. On October 18, 2007, the federal judge overseeing this case approved the State’s procedures and lifted the injunction which had prevented the State from collecting unclaimed property funds.

6.	Additional costs for employee contracts of approximately $300 million.

7.

There are a variety of individual budget decisions in the area of health, welfare and social services, including litigation, each having an impact of $100 million or more, which may not meet expectations.

8.

Potential impact on the General Fund reserve from the partial success at the trial court level of the lawsuit challenging use of funds in the Public Transportation Account. As of April 2008, the Administration believed subsequent legislative action in the fiscal emergency special session had addressed the Superior Court’s objections to the original 2007 Budget Act actions. As of May 20, 2008, the case is pending on appeal.

Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions, which cannot be repeated in 2008-09. Some of the larger one-time actions include sale or other arrangements to maximize value of the State’s student loan guarantee function operated through EdFund, originally estimated at $1 billion, transfer of $657 million of proceeds from refinancing tobacco securitization bonds, use of $663 million of Public Transportation Account Funds to reimburse the General Fund primarily for debt service on transportation bonds and $437 million of Proposition 98 savings. In part because of these one-time actions, and estimates of program growth based on existing statutory and constitutional requirements, the Administration projected at the time the 2007 Budget Act was adopted that, absent additional corrective measures, the 2008-09 fiscal year budget would be about $6.1 billion out of balance. The 2008-09 Governor’s Budget projected that, absent corrective actions, the budget gap for 2008-09 was almost $14.5 billion. The

Legislative Analyst’s Office (“LAO”) estimates the budget gap projection has increased to $16 billion. Any such projections are subject to further change based on future economic performance and revenue results.

Fiscal Year 2007-08 Revised Estimates in the 2008-09 Governor’s Budget

The 2008-09 Governor’s Budget revised various revenue and expenditures estimates for 2007-08. The 2008-09 Governor’s Budget projects, based on the various assumptions and proposals contained in it, that the State will end fiscal year 2007-08 with a total reserve of $871.9 million, compared to the original estimate of $4.1 billion. The continuation of a positive budget reserve is significantly affected by two one-time revenue sources totaling $4.8 billion: sale of ERBs ($3.313 billion) and application of the BSA reserve ($1.495 billion). The major changes are discussed below.

The prior year’s resources balance reflects a net loss of $439 million for 2007-08 since the 2007 Budget Act. This is made up of the following components:

•	125 million lower revenues in 2006-07;

•	$243 million decrease in expenditures in 2006-07;

•	$557 million decrease in resources prior to 2006-07.

As of the 2008-09 Governor’s Budget, General Fund revenues and transfers for fiscal year 2007-08 are projected at $101.2 billion, a net decrease of $9 million compared with 2007 Budget Act estimates. This is made up of the following components:

•	$4.164 billion decrease in major tax revenues including $2.6 billion personal income tax and $1.1 billion sales tax;

•	$3.313 billion increase in revenues from the sale of ERBs;

•	$1.494 billion increase due to the transfer of the balance of the BSA to the General Fund;

•	$652 million decrease due to changes in other minor revenues and transfers.

As of the 2008-09 Governor’s Budget, General Fund expenditures for fiscal year 2007-08 are projected at $103.4 billion, an increase of $1.1 billion compared with 2007 Budget Act estimates. This includes, among other things, the following significant adjustments since the 2007 Budget Act:

•	$500 million of increased non-Proposition 98 expenditures due to payment as a result of a court ruling involving the State Teacher’s Retirement Fund;

•	$300 million of increased non-Proposition 98 expenditures due to costs related to newly bargained labor contracts;

•	$200 million of increased non-Proposition 98 expenditures due to fire suppression costs related to the Southern California wildfires;

•	$215 million of increased expenditures in Proposition 98.

The Governor called a special session of the Legislature to take action on various budget items in order to reduce expenditures in 2007-08, and lower certain base expenditures for 2008-09. Legislation was adopted at the fiscal emergency special session on February 15, 2008 responding to many of the Governor’s requests. The Administration estimates the fiscal emergency special session has resulted in $4.8 billion of budget solutions for 2007-08 and $2.7 billion of budget solutions in 2008-09.

Proposed Fiscal Year 2008-09 Budget

The 2008-09 Governor’s Budget, released on January 10, 2008, proposes to permanently control the State’s persistent structural deficit by: (1) imposing budget-balancing reductions in the current and budget years while protecting and preserving essential State services, and (2) proposing a Constitutional amendment, the Budget Stabilization Act, to reform the budget process so that State government has the tools needed to avoid spending more than it has in the future.

The 2008-09 Governor’s Budget projects to end fiscal year 2008-09 with a $2.8 billion total reserve. General Fund revenues and transfers for fiscal year 2008-09 are projected at $102.9 billion, an increase of $1.7 billion compared with revised estimates for fiscal year 2007-08. General Fund expenditures for fiscal year 2008-09 are projected at $101.0 billion, a decrease of $2.4 billion, or 2.0 percent compared with the revised estimates for 2007-08.

The 2008-09 Governor’s Budget has the following major General Fund components:

1.

Budget Balancing Reductions—The 2008-09 Governor’s Budget proposes budget-balancing reductions of $216.6 million in 2007-08 and $9.1 billion in 2008-09 to close the $14.5 billion budget gap. The 10 percent across-the-board reductions applies to all General Fund departments and programs, Boards, Commissions, and elected offices including the legislative and judicial branches except where such a reduction is in conflict with the State constitution or impractical.

2.

Cash Flow Management—The deterioration of the budget reserve in the current year has resulted in a projected cash shortage in July and August 2008. In order to manage cash flow for current and budget years and ensure timely payments of the State’s debts, the 2008-09 Governor’s Budget proposed a number of cash management solutions. These include selling $3.313 billion of ERBs by the end of February 2008 (which occurred on February 14, 2008) to help current year cash flow and, among other solutions, delaying disbursement of deferred apportionments for K-12 schools and community colleges to achieve $1.3 billion of savings. The fiscal emergency special session of the Legislature adopted most of the Governor’s proposed cash management solutions, totaling $8.6 billion ($4.3 billion in 2007-08 and $4.3 billion in 2008-09), which included delays in making certain payments in the start of the 2008-09 fiscal year.

3.

Proposition 98—The Proposition 98 Guarantee for 2008-09 is projected to grow to $59.7 billion. The General Fund portion would be $43.6 billion of total Proposition 98 funding. However, as part of the budget-balancing reductions proposed by the Administration, Proposition 98 General Fund will be reduced by 9.2 percent to $39.6 billion. Thus, the Administration proposes to suspend the Proposition 98 Guarantee by $4 billion in 2008-09.

4.

K-12 Education—The 2008-09 Governor’s Budget includes $65.1 billion after budget-balancing reductions ($39.4 billion General Fund and $25.7 billion other funds) for K-12 education programs. This reflects a decrease of $900 million or 1.4 percent below the revised 2007-08 budget. Absent the budget-balancing reductions, the budget for K-12 education programs would have increased by $3.8 billion to $69.8 billion in 2008-09 or 5.8 percent above the revised 2007-08 estimate. Total per-pupil expenditures are projected to decrease by $309 to $11,626 in 2008-09, which includes funds for prior year settle-up obligations.

5.

Higher Education—The 2008-09 Governor’s Budget reflects a total funding of $20.5 billion, including $13.9 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research) after budget-balancing reductions and other policy reductions. This reflects an increase of $410.2 million (including $90.6 million General Fund and Proposition 98 sources) above the revised 2007-08 estimate.

6.

Health and Human Services—The 2008-09 Governor’s Budget includes $29.3 billion General Fund for Health and Human Service Programs after budget-balancing reductions, which is a decrease of $279 million or 1.0 percent below the revised 2007-08 estimate. The 2008-09 Governor’s Budget includes $27.1 million in General Fund expenditure increases in Health and Human Services programs due to policy adjustments.

7.

Transportation Funding—The 2008-09 Governor’s Budget includes $1.485 billion to fully fund Proposition 42 in 2008-09. Proposition 1A was passed in November 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2008-09 Governor’s Budget repays $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the Governor’s Budget proposes to use the $100 million in tribal gaming compact revenues that will be received in 2007-08 and 2008-09 until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account (“PTA”). Proposition 1B was also passed in November 2006, providing $19.925 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The Governor’s Budget proposes to appropriate $4.7 billion in Proposition 1B funding.

8.

Budget Stabilization Account—Under normal circumstances, the State of California would set aside $1.509 billion for fiscal year 2008-09 in the BSA for rainy day purposes. Given the $14.5 billion budget deficit, the 2008-09 Governor’s Budget proposes to suspend this transfer to the BSA for the 2008-09 fiscal year.

Recent Developments

On January 10, 2008, the Governor declared a fiscal emergency and called a special session of the Legislature, as authorized under the State Constitution pursuant to Proposition 58, to address the projected budget shortfall described in the 2008-09 Governor’s Budget and to prevent a cash shortage. On February 15, 2008, the State Legislature approved an estimated $1.45 billion in budget solutions for 200708. The major solutions include $409 million in use of Public Transportation Account moneys for transportation services for public school students (replacing a similar amount of money contained in the 2007 Budget Act which had been ruled improper in a tentative court decision). Additional solutions included the use of $114 million additional tideland oil revenues, over $500 million in cuts in K-14 schools, the shifting of $165 million in payments to Medi-Cal providers from 2007-08 to 2008-09, and over $200 million of other cuts. As of April 2008, the Legislature also has so far adopted $2.7 billion of solutions for fiscal year 2008-09, including the Governor’s plan to suspend the 2008-09 Proposition 58 transfer to the BSA in the amount of $1.5 billion.

On February 14, 2008, the State issued $3.179 billion of ERBs (deficit financing bonds approved in 2004) which provided $3.313 billion of additional revenues to the General Fund. Including these bonds, total approved budget solutions in 2007-08 as of April 2008 amount to $4.8 billion.

The Legislature also approved substantially all the cash deferring solutions proposed by the Administration. Based on current estimates, with these legislative actions, the State expects to have sufficient cash to cover all obligations until the State issues Revenue Anticipation Notes in the fall of 2008.

On February 19, 2008, the Governor signed Executive Order S-01-08 directing State agencies and departments to reduce their 2007-08 General Fund expenditures by 1.5 percent on an annualized basis. This is expected to save the state an estimated $100 million in fiscal year 2007-08. The Governor specified in his order that reductions should not negatively impact public safety or public health and would only be limited to non-essential and non-mission-critical activities of the State. The Governor also called on the Legislature to continue acting on proposals for budget cuts, so that they could take effect in fiscal year 2007-08 or early fiscal year 2008-09.

California Strategic Growth Plan

In January 2006, the Governor proposed an ambitious rebuilding of California by launching the Strategic Growth Plan (“SGP”), which was designed to restore and maintain California’s roads, schools, ports, and water supply. SGP proposed investing and leveraging billions of dollars in the State’s infrastructure over the next 20 years, so California could maintain its economic sustainability and high quality of life. In November 2006, the voters approved the first installment of that 20-year vision to rebuild California by approving $42.7 billion of new general obligation bond authorizations. Then, in 2007, the Legislature authorized $7.4 billion in lease-revenue bond authority for the CDCR to address prison and jail overcrowding, and to improve the delivery of mental, dental, and medical services within the correctional system.

The Administration believes that additional investments in the State’s infrastructure are still needed if California is to maintain and improve its highly valued quality of life and continue its economic growth. In its view, many programs are still in need of funding, partnerships with the private sector should be leveraged, and a more coordinated effort of State agencies to promote sustainability and collaboration is needed. To address these critical gaps that remain in California’s infrastructure, the Administration proposes the following:

•

Creation of a Strategic Growth Council to coordinate the activities of State agencies to promote sustainability and to coordinate the investment of funds in State-owned and State-funded infrastructure.

•

Establishment of Performance Based Infrastructure (“PBI”) California to provide a center of excellence of specialized experts for the delivery of PBI. This expertise will be used in a manner that will allow projects to be delivered in an innovative yet efficient manner and to ensure those projects are built to achieve the greatest life cycle benefits.

•

Legislation to place an $11.9 billion bond measure before the voters to expand the State’s water supply and management systems to meet the needs of population growth and manage the effects of climate change on California’s hydrology and water delivery systems.

•

Legislation to place an $11.6 billion bond measure before the voters to continue funding of the State’s K-12 schools beyond the three years of financing provided by the current bonds to prepare for enrollment growth, reduce overcrowding, and repair dilapidated classrooms in compliance with the settlement agreement in Williams v. State of California.

•

Legislation to place a $12.3 billion bond measure before the voters to continue funding of the State’s higher education systems beyond the two years of financing provided by the current bonds to prepare for future enrollment growth and maintain their world renowned research capabilities. The bond measure proposes to provide an additional $50 million per year above the compact level for University of California and California State University.

•

Modifications to the Safe, Reliable High-Speed Passenger Train Bond Act for the 21st Century, as of April 2008 scheduled for the November 2008 ballot ($10 billion) to ensure that appropriate financing is available to begin building the project.

•	Legislation to place a $2.0 billion bond measure before the voters to expand and repair the infrastructure for California’s court system to address significant caseload increases and reduce delays.

•	Legislation to place a $300 million bond measure before the voters to complete the seismic renovation of 29 various State facilities.

There are a total of $48.1 billion of new general obligation bond measures proposed to augment the existing funds for the SGP through 2016. The SGP proposes that the new general obligation bond measures be placed on the ballot in the 2008 and 2010 general elections and that all bonds be issued in a manner that maintains a prudent debt ratio.

Prison Construction Program

On May 3, 2007, the Governor signed AB 900 (Chapter 7, Statutes of 2007) (“AB 900”), which provides for a critical expansion of capacity in the State prison system and additional funds for county jails. In addition to construction funding, AB 900 emphasized expanding rehabilitative programs and measuring outcomes through performance goals to reduce the high rate of recidivism among adult offenders.

The central feature of AB 900 is authorization for issuance of a total of up to $7.4 billion of lease-revenue bonds by the State Public Works Board in two phases. Prison Phase I, which may be implemented immediately, authorizes approximately $3.6 billion to finance (i) 12,000 new State prison beds to replace temporary housing for inmates in public spaces not designed for such uses, (ii) 6,000 re-entry beds for the incarceration of inmates who have served the majority of their terms near the communities into which they will eventually be released, and (iii) 6,000 medical, dental and mental health spaces. Prison Phase II may be implemented after a designated 3- member panel certifies that about 1/3 of the spaces specified in Prison Phase I are under construction and other specified rehabilitative program requirements have been met. Prison Phase II, which must be commenced by January 1, 2014, authorizes up to approximately $2.5 billion for (i) an additional 4,000 beds at existing State prisons, (ii) an additional 2,000 medical, dental and mental health beds, and (iii) an additional 10,000 spaces in re-entry housing.

AB 900 also authorizes funding for acquisition, design and construction of county jail facilities, subject to a 25% local match and certain designated priorities and standards. Prison Phase I consists of up to $750 million of lease revenue bonds, which must be issued by June 30, 2017. Upon certification that certain benchmarks are met for commencement of construction under Prison Phase I and county jails, up to $470 million in additional funds for county jails will be available under Prison Phase II.

Litigation has been filed challenging the constitutionality of the lease revenue bond financing method included in AB 900, but on October 11, 2007, a Superior Court judge dismissed this lawsuit. The plaintiffs have appealed this dismissal.

In addition to authorization for new bonds, AB 900 appropriated $50 million from the General Fund for CDCR to expand rehabilitative programs and $300 million to complete various infrastructure and capacity improvements. These increased expenditures are included as adjustments to fiscal year 2006-07.

Legislative Analyst’s Office Review of 2008-09 Governor’s Budget

On February 20, 2008, the LAO released its annual report analyzing the 2008-09 Governor’s Budget. In this report the LAO projects that the national and State economies will remain weak through 2008, with some acceleration of growth in the latter part of 2008 and into 2009. The LAO projection would result in lower revenues than contained in the 2008-09 Governor’s Budget, and the LAO projects the budget gap to be addressed in fiscal year 2007-08 and fiscal year 2008-09 will be about $16 billion, compared to the Administration’s projection of $14.5 billion. Projections of the LAO or the Administration are subject to change based on future economic performance in the state and future revenue results. In its overview of the State’s fiscal picture, the Report stated:

“A declining economic outlook, sagging revenues, and rising costs have created bleak prospects for the state’s budget. Over the current and budget years [2007-08 and 2008-09], the Governor identified a gap of $14.5 billion between revenues and expenditures and proposes more than $17 billion in solutions to bring the state’s budget back into balance. These budget-balancing actions include the issuance of additional deficit-financing bonds, higher revenue accruals, and budget reductions across most state programs.

“Primarily due to the continued deterioration of the state’s revenue outlook, we project that the state’s budget shortfall (prior to any corrective actions) has increased to about $16 billion. Consequently, the reserve at the end of 2008-09 under the Governor’s budget policies would be $1.1 billion—$1.6 billion less than forecasted by the Administration.”

In its summary of State revenues and expenditures, the LAO assumes enactment of the Governor’s budgetary proposals, but uses its own revenue projections and expenditure analysis. The Report states:

“We forecast that General Fund revenues in 2007-08 and 2008-09 will fall below the [Governor’s] budget forecast by a combined total of $1.5 billion. Economic conditions at both the national and state level have deteriorated since the budget’s estimates were put together. These conditions have already begun to further weaken the state’s General Fund revenues compared to the Governor’s Budget forecast. For instance, corporate tax (CT) receipts in December, and personal income tax (PIT) and sales and use tax (SUT) receipts for the month of January were both soft. In the two years combined, our forecast of the state’s three biggest tax revenues—PIT, CT and SUT—are down $1.4 billion from the administration’s forecast....”

“We estimate that General Fund expenditures under the Governor’s budget proposals would exceed the administration’s estimate by a net amount of $164 million over the prior, current and budget years combined. This is the result of a number of factors, which tend to offset each other...”

“In addition to forecasting the General Fund’s condition through 2008-09, we have projected the state’s revenues and expenditures through 2012-13 under the Governor’s policies....Taken all together...we project that the state would face about a $4 billion operating shortfall in 2009-10. The shortfalls would shrink to between $2 billion and $3 billion in the two following years. In 2012-13, the shortfall would remain but total less than $1 billion, as the budget would begin to reflect the benefit of the final pay off of the deficit-financing bonds in that year.”

The Report includes suggestions to the Legislature for a different approach to balancing the 2008-09 budget, as compared to the 2008-09 Governor’s Budget reliance primarily on budget cuts.

LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Action Seeking Modification of Retirement Formula for State Employees

In Joseph Myers et al. v. CalPERS et al. (Alameda County Superior Court, Case No. RG06-262495), pled as a class action on behalf of State employees over age 55 who will retire after January 1, 2001, plaintiffs assert that Government Code Section 21354.1 violates State anti-discrimination law by changing the retirement formulas to give older workers a smaller percentage increase in benefits than is provided to younger workers. The complaint seeks injunctive relief and retroactive retirement benefits. Because it is unclear what retroactive retirement benefits are being sought, or whether they would be offset by reductions in benefits to younger workers, it is impossible to quantify the magnitude of the fiscal impact; however, it may be in excess of $250 million. The trial court dismissed the complaint; plaintiffs appealed (Court of Appeal, First Appellate District, Case No. A117206). On April 28, 2008, the appeals court affirmed the dismissal.

Action Challenging Use of Vehicle Fuel Tax Revenue

In Shaw et al. v. Chiang et al. (Sacramento County Superior Court, Case No. 07CS01179), the plaintiffs are challenging certain provisions of the 2007 Budget Act and related legislation. Plaintiffs assert that approximately $1.2 billion in sales and use taxes collected on vehicle fuel were improperly appropriated to: (1) reimburse past debt service payments and to make current debt service payments on various transportation bonds; and (2) to fund various other transportation programs. The trial court concluded: (1) the $409 million reimbursement to the General Fund from the Public Transportation Account for past debt service payments was illegal; and (2) the remaining $779 million in challenged appropriations are lawful. Plaintiffs have appealed, and the State has filed a cross appeal.

Tax Refund Cases

Three pending cases challenge the fee imposed by the State tax code upon limited liability companies registered in California, alleging that it discriminates against interstate commerce and violates the U.S. Constitution, is an improper exercise of the State’s police powers, and has been misapplied by the Franchise Tax Board. These cases are: Northwest Energetic Services, LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-05-437721; Court of Appeal, First Appellate District, Case Nos. A114805 and A115950); Ventas Finance I, LLC v. Franchise Tax Board

(San Francisco County Superior Court, Case No. 05-440001; Court of Appeal, First Appellate District, Case Nos. A116277 and A117751); and Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC07462728). In Northwest and Ventas, the trial court has ruled in favor of plaintiffs, and the Board appealed in both cases. In Northwest, the Court of Appeal determined that the fee unconstitutionally discriminates against interstate commerce as applied to plaintiff, which did not engage in business within California during the years at issue. The State has appealed. In Ventas, plaintiff, which engaged in business both within and outside of California during the years at issue, is also challenging on appeal the constitutionality of recent legislation (AB 198), which would limit the State’s liability if plaintiff was otherwise successful in the action. Bakersfield Mall was filed as a class action on behalf of all LLCs operating in California and is pending in the trial court; if it proceeds as a class action the claimed refunds could be significant.

Three pending cases challenge the constitutionality of the State’s tax amnesty program: Garcia v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC 06-456659); River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. 467783); and Duffield v. Franchise Tax Board (San Francisco County Superior Court, Case No. 459331). Under the amnesty program for taxable years beginning before January 1, 2003, taxpayers that had not paid or had underpaid an eligible tax could agree to pay the tax and waive their rights to claim refunds thereof. In exchange, certain penalties and fees associated with the unpaid taxes would be waived and no criminal actions would be brought for the taxable years for which amnesty was allowed. The program also imposed a new penalty equal to 50 percent of accrued interest as of March 31, 2005 on any unpaid tax liabilities ultimately determined to be due for taxable years 2002 and earlier for which amnesty could have been requested. The cases are pending in the trial court. In Garcia, the trial court eliminated plaintiff’s claim challenging the constitutionality of the tax amnesty penalty, and issued a ruling on the remaining claims that plaintiff is entitled to a refund. An appeal of the constitutional claim is possible after a final decision is issued and judgment is entered. The State has indicated, as of April 2008, that the fiscal impact of these cases is unknown and is dependent on court rulings, but is estimated to be in excess of $300 million.

In Bratton v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC 07-461671), plaintiff is challenging a penalty assessed for promotion of an abusive tax shelter. The amount in dispute is $4 million, but the State has indicated that an adverse ruling in this matter could have a more significant fiscal impact upon the assessment of penalties on other similarly situated plaintiffs.

Nortel v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC341568), a tax refund case, involves the interpretation of certain statutory sales and use tax exemptions for “custom-written” computer software and licenses to use computer software. The State has indicated that a ruling adverse to the State Board of Equalization in this matter if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

In two cases, Abbott Laboratories v. Franchise Tax Board (Los Angeles County Superior Court, Case No. BC369808) and River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. 467783), plaintiffs are challenging the denial of a deduction for dividends under Revenue and Taxation Code section 24402. After Section 24402 was held to be unconstitutional in because it allowed a dividend deduction only to the extent the dividends were paid from income previously taxed by California, the Franchise Tax Board allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied a deduction for all dividends for all taxpayers for all years in which the 4-year statute was still open. In Abbott Laboratories, plaintiff asserts that the proper remedy is to allow a deduction for all dividends based upon a judicial reformation of the statute on constitutional grounds. The trial court dismissed the complaint; plaintiff appealed (Court of Appeal, Second Appellate District, Case No. B204210). In River Garden, the trial court sustained the demurrer of the Franchise Tax Board on this issue; plaintiff also challenges the tax amnesty penalty as described above. The State has indicated that an adverse ruling in these matters, applied in the context of other statutes, could have a significant revenue impact.

In Computer Service Tax Cases (Dell, Inc. v. State Board of Equalization), the Court of Appeal ruled that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell sold with computers (Judicial Council Coordination No. 4442, San Francisco County Superior Court No. CGC 03- 4119192, Court of Appeal, First Appellate District, Case No. A118657). The decision will lead to a judgment requiring the Board to refund the tax with interest. The amount of the refund has not been determined but, with interest, may exceed $250 million. The Board expects that the refund will be made in the 2008-09 fiscal year.

Environmental Matters

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action entitled In the Matter of: Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. The Atlantic Richfield Company (“ARCO”) is a party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement between the State and ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but the U.S. EPA’s decision on the interim and final remedies is pending. ARCO filed a complaint on November 9, 2007 against the State, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board. Atlantic Richfield Co. v. State of California (Los Angeles County Superior Court, Case No. BC380474). ARCO seeks to recover past and future costs, based on the settlement agreement, the State’s ownership of the property, and the State’s allegedly negligent past clean up efforts. The State has indicated that it is possible these matters could result in a potential loss to the State in excess of $400 million.

In Carla Clark, et. al. v. City of Santa Rosa, et al. (Sonoma County Superior Court, Case No. SCV-227896), 32 plaintiffs brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. The State is sued under a mandatory duty theory premised on an alleged violation of Proposition 65 (The Safe Drinking Water and Toxic Enforcement Act of 1986). Plaintiffs claim damages exceeding $400 million. After the trial court granted the State’s motion for summary judgment, plaintiffs appealed (Court of Appeal, First Appellate District, Case No. A115399).

In Pacific Lumber v. State (Fresno County Superior Court, Case No. 06 CEGC 04221 AMS), plaintiffs are seeking injunctive relief and damages against defendants State Water Resources Control Board, North Coast Water Quality Control Board, and the State of California for the alleged breach of the Headwaters Agreement. The Headwaters Agreement was reached in 1999, and involved the sale of certain timberlands by plaintiffs to federal and state agencies. Plaintiffs allege that the State’s environmental regulation of plaintiffs’ remaining timberlands since the Headwaters Agreement constitutes a breach of the Agreement. State defendants deny plaintiffs’ allegations. Plaintiffs, who are also debtors in a bankruptcy proceeding, have alleged in that proceeding that the value of the litigation ranges from $626 million to $639 million in the event liability is established. The State has indicated, as of April 2008, that it is unknown what the fiscal impact of this matter might be upon the General Fund.

Escheated Property Claims

In five pending cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly (Los Angeles County Superior Court, Case No. BC310200); Coppoletta v. Westly (San Francisco County Superior Court, Case No. CGC-05439933); Trust Realty Partners v. Westly (Sacramento County Superior Court, Case No. 04AS02522); Suever v. Connell (U.S. District Court, Northern District, Case No. C03-00156 RS); and Taylor v. Chiang (U.S. District Court, Eastern District, Case No. S-01-2407 WBS GGH). The Morris lawsuit seeks a class action determination, a declaration that failure to pay interest is an unconstitutional taking, and injunctive relief. The trial court in Morris ordered judgment for the State; plaintiff appealed (Court of Appeal, Second Appellate District, Case No. B194764). The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. The trial court dismissed the complaint, and plaintiffs appealed (Court of Appeal, First Appellate District, Case No. A117504). The Trust Realty Partners lawsuit focuses on the State’s elimination of interest payments on unclaimed property claims (Code of Civil Procedure section 1540, subdivision (c), as amended effective August 11, 2003, “CCP 1540”). It is not styled as a class action suit, but in addition to seeking damages, the case seeks a common fund recovery and injunctive relief. After the trial court’s initial interim order that the State pay interest on certain claims made before the amendment to CCP 1540 was reversed on appeal (Court of Appeal, Third Appellate District, Case No. C052813), the matter is again pending in the trial court, which has ruled for plaintiff on certain issues (the retroactivity of amendments and whether regulations are required), but has not yet ruled regarding damages. Both Suever and Taylor are styled as class actions but, as of April 2008, no class has been certified. Like the plaintiffs in Trust Realty, the Suever and Taylor plaintiffs argue that the State’s failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid. The district court granted the State’s motion to certify the issue for appeal, and the State has filed its appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property’s highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State’s motion for summary judgment on these claims in Suever and denied plaintiffs’ motions for a permanent injunction and class certification on the interest issue. The State has indicated that, if plaintiffs were to prevail on the claims asserted in these actions, costs to the State could be in excess of $500 million.

In Suever and Taylor, plaintiffs also challenge the constitutional adequacy of the notice provided to owners of unclaimed property before the State takes possession of and sells such property. The trial court in Taylor issued a preliminary injunction prohibiting the State Controller from taking possession of, selling or destroying property pursuant to the State’s unclaimed property law until the State enacted new notice provisions. Following legislative amendment of the State’s notice procedures, the district court dissolved the injunction; plaintiffs appealed. On May 13, 2008, the appeals court affirmed the trial court’s dissolution of the injunction but directed the district court to award plaintiffs attorney’s fees.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), plaintiffs seek damages, asserting that the use by the Department of Corrections and Rehabilitation of a body imaging machine to search visitors entering State prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs’ appeal has been dismissed (Court of Appeal, Second Appellate District, Case No. B190431) and the trial court denied plaintiffs’ motion for attorneys’ fees. On February 20, 2008, plaintiffs’ petition for review in the California Supreme Court was denied. Plaintiffs have sought further review in the trial court’s ruling. The State has indicated that, if plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Plaintiff in Gilbert P. Hyatt v. FTB (State of Nevada, Clark County District Court, Case No. A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. This matter is pending in the trial court. The State has indicated that it is vigorously contesting this matter.

Action Seeking Program Modifications

In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case No. 2002-038715), a consortium of State and national law firms and public-interest groups are alleging violations of federal and State statutes on behalf of persons with developmental disabilities who are currently treated large facilities. The case seeks modifications to existing State programs for the treatment of institutionalized disabled persons, including requiring the State to offer community-based services. Some rough estimates suggest the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward. The State has indicated that it is vigorously defending this action.

Actions Regarding Medi-Cal Reimbursements and Fees

In two cases, each entitled California Association of Health Facilities (“CAHF”) v. Department of Health Services (“DHS”), CAHF, which represents approximately 1400 skilled-nursing and intermediate-care facilities, challenges the Medi-Cal reimbursement rates paid by DHS to providers for, respectively, the 2001-02 and 2002-03 rate years. The trial court entered judgment for DHS; the appellate court reversed and remanded the case to the trial court for further proceedings (First Appellate District, Case Nos. A107551 and A107552). The consolidated cases are pending in the trial court (San Francisco County Superior Court, Case Nos. CGC 02-415443, CGC 03- 425819). The State has indicated that a final decision adverse to DHS in these cases could result in reimbursement costs exceeding $250 million.

In Orinda Convalescent Hospital, et al. v. Department of Health Services (Sacramento County Superior Court, Case No. 06AS03455), plaintiffs challenge a quality assurance fee charged to skilled nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of the federal and State constitutions and State law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State’s receipt of federal funds. As of April 2008, the State has indicated that it is unknown what fiscal impact this matter would have upon the State’s General Fund.

Actions to Increase Amount of State Aid for Dependent Children

Ten pending class action lawsuits challenging the amount of aid provided by the State for the care of dependent children (either in foster care or adopted) who are developmentally disabled have been coordinated in Butler v. Department of Social Services (Los Angeles County Superior Court, Case No. BC329695). Plaintiffs assert that they were entitled to receive the Alternative Residential Model (“ARM”) rate (also known as dual agency rate) but have instead been receiving the standard AFDC-FC (foster care) rate and/or the AAP (adoption assistance program) rate. A final decision in favor of these plaintiffs could exceed $450 million. The trial court dismissed the complaint; plaintiffs appealed (Court of Appeal, Second Appellate District, Case No. B200788). The State has indicated that it is vigorously litigating this issue.

In a statewide class action (Katie A., et al. v. Bonta, et al., U.S. District Court, Central District, Case No. CV 02-05662 AHM (SHx)), plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care. The district court issued a preliminary injunction ordering the State defendants to provide additional services to class members. Further, the court ordered the State defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to consensus on whether the court should appoint a special master. On appeal (U.S. Court of Appeals, Ninth Circuit, Case No. 06-55559), the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings. As of April 2008, the State has indicated that it is unknown what financial impact this unprecedented litigation would have on the State’s General Fund.

Local Government Mandate Claims and Actions

In pending litigation, Orange County and San Diego County allege that the State has not provided full reimbursement for mandated programs. These two lawsuits were consolidated in San Diego County Superior Court (County of San Diego v. State of California, et al., Case No. GIC 825109, and County of Orange v. State of California, et al., Case No. GIC 827845). Plaintiffs are seeking relief that would divert current budget appropriations away from various State agencies, and to the counties, as payment for the unreimbursed costs of implementing a variety of programs over the last ten years. San Diego County alleged unreimbursed costs in excess of $40 million, and Orange County alleged unreimbursed costs in excess of $116 million. The State has indicated that the effect of a final determination by an appellate court that the State is required to reimburse the counties for such costs, if applied to each of California’s 58 counties, could result in costs in excess of $1.5 billion. The trial court entered judgment in favor of the counties. The State defendants appealed, and plaintiff counties cross-appealed (Court of Appeal, Fourth Appellate District, Case No. D048743).

In litigation filed in November 2007, California School Boards Association et al. v. State of California et al. (San Diego County Superior Court, Case No. 37-2007-00082249-CU-WM-CTL), plaintiffs, including the San Diego County Office of Education and four school districts, allege the State has failed to appropriate approximately $900 million for new State-required programs or services in violation of the California Constitution. Plaintiffs seek declaratory and injunctive relief, including an order compelling reimbursement. As of April 2008, the State has indicated that it is unknown what fiscal impact this matter would have upon the State’s General Fund.

Actions Seeking to Enjoin Implementation of or Cause Amendment to Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts (the “Amended Compacts”) between the State and five Indian Tribes (the “Five Tribes”). Those Amended Compacts are being challenged in three pending cases as described below. The State has indicated that a decision unfavorable to the State in the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Southern District, Case No. 04 CV 1151 W (WMc)), plaintiff (the “Rincon Band” or “Rincon”) sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State’s compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band’s market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the State breached Rincon’s compact, principally by incorrectly calculating the total number of gaming device licenses the State is authorized to issue tribes with compacts identical to Rincon’s compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, the claim regarding the total number of gaming device licenses, and a claim for damages sought for a separate alleged breach of compact but did not dismiss Rincon’s other breach of compact claims, including a claim that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The district court entered a separate judgment with respect to the dismissed claims, and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 06-055259). On appeal, the Rincon Band does not challenge the validity of the Amended Compacts. The appeal involves the total number of gaming device licenses authorized and Rincon’s claim for damages. The Five Tribes filed an amicus brief asserting that they were necessary and indispensable parties to the litigation.

Hollywood Park Land Co., et al. v. Golden State Transportation, et al. (Sacramento County Superior Court, Case No. 06AS00166) is an action brought by various horse racetrack interests, challenging validity of the proposed issuance of tribal gaming bonds. Plaintiffs claim that the bonds violate provisions of the California Constitution and seek injunctive relief. The Gabrielino-Tongva Tribe and a tribal councilman filed a notice of appearance and contest the validity of the bonds and the bond contracts. Additionally, they seek a declaration that CCP section 1811, which addresses remedies for alleged violation of tribal gaming compacts, violates the due process rights of the tribe and its members. The trial court granted judgment in favor of the defendants; plaintiffs appealed (Court of Appeal, Third Appellate District, Case No. C057166).

In San Pasqual Band of Mission Indians v. State of California, et al. (U.S. District Court, Southern District, Case No. 06 CV 0988 LAB AJB), plaintiff seeks a declaration that more aggregate slot machine licenses are available for issuance to all Tribes that signed compacts with the State (the “1999 Compact”) than the number of such licenses determined by the State in 2002. The State has indicated that, should relief be granted and more licenses are available, the Five Tribes’ obligations to continue to fund State transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated the license pool created by the 1999 Compact would remain fixed at the number determined by the State. An expanded license pool would thus present questions about the Five Tribes’ monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts. The district court dismissed the complaint, and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 07-55536).

Prison Healthcare Reform

The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system which is operated by the California Department of Corrections and Rehabilitation (“CDCR”) and affects approximately 33 prisons throughout the State, is approximately $2 billion. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger (U.S. District Court, Northern District, Case No. C-01-1351 THE) is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger (United States District Court, Eastern District, Case No. CIV-S-90-0520 LKK JFM P) is a class action regarding mental health care; and Perez v. Tilton (U.S. District Court, Northern District, Case No. C 05-05241 JSW) is a class action regarding dental health care. A fourth case, Armstrong v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 94- 02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the Court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. As of April 2008, ongoing costs of remedial activities have been incorporated into the State’s budget process. However, the State has indicated that, as of that date, it is unknown what financial impact this litigation would have on the State’s General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care.

Action Seeking to Enjoin Lease Revenue Bond Financing for Correctional Facilities

In Taxpayers for Improving Public Safety, et al. v. Arnold Schwarzenegger et al. (Sacramento County Superior Court, Case No. 07AS03613), plaintiffs challenge certain provisions of the Public Safety and Offender Rehabilitation Services Act of 2007 (“AB 900”) that authorize the issuance of over $7 billion of lease revenue bonds to finance construction and renovation of State prison and county jail facilities. Plaintiffs seek declaratory and injunctive relief, alleging that the lease revenue bonds authorized by AB 900 violate the debt limit in the California Constitution because the bonds were not approved by the voters. The trial court denied plaintiffs’ request for a preliminary injunction, and dismissed the case; plaintiffs appealed (Court of Appeal, Third Appellate District, Case No. C057542). The State has indicated that, as of April 2008, it is unknown what fiscal impact this matter would have on the State’s General Fund.

Action Seeking Americans with Disabilities Act (ADA) Compliance for Pedestrian Facilities

The State highway system includes approximately 2,500 miles of conventional (non-freeway) highways that include sidewalks and other pedestrian facilities. The Department of Transportation’s current design standards include ADA-compliant standards for new construction, but a significant portion of previously-constructed intersections at existing locations either remain to have curb ramps installed, or have previously-installed ADA curb ramps that need modification to meet evolving ADA standards. In addition, appellate decisions have extended the applicability of ADA requirements to sidewalks. Californians for Disability Rights, Inc. et al. v. California Department of Transportation et al. (U.S. District Court, Northern District, Case No. C 06-5125 SBA) is a class action on behalf of mobility-impaired and visually-impaired Californians alleging violations of the ADA and Section 504 of the Rehabilitation Act regarding these pedestrian facilities. The lawsuit attempts to accelerate and expand the Department’s ongoing ADA efforts on existing facilities. Costs for both new construction and remedial work associated with such efforts come from the State Highway Account. Since 1995, the Department’s ADA compliance costs have exceeded $100 million. However, the State has indicated that, as of April 2008, the additional financial impact of this litigation on the State Highway Account is unknown.

* * * * *

RATING AGENCIES’ ACTIONS

As of May 20, 2008, Fitch, Standard & Poor’s and Moody’s rated the State’s general obligation bonds, respectively, A+, A+ and A1. In January 2008, Fitch placed the State’s rating on a negative watch. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING MASSACHUSETTS MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Massachusetts municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of Massachusetts issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy or timeliness of this information. Such information is included herein without the express authority of any Massachusetts issuer.

ECONOMIC INFORMATION

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next twenty-five years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher amounts of annual income than the national average. These higher levels of income have been accompanied by a consistently lower poverty rate and, except during the recession of the early 1990s and the recent period of slow recovery from the recession of 2001, considerably lower unemployment rates in Massachusetts than in the United States since 1980. As of March 31, 2008, the Commonwealth had had a somewhat lower unemployment rate than the nation for the last ten months, but was still lagging behind the nation in many indicators, particularly employment levels.

Personal Income

Since at least 1929, real and nominal per capita income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4 percentage points. From 2001 to 2003, real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts. However, real income levels in Massachusetts remained well above the national average. In 2005, 2006 and 2007, income in the Commonwealth grew faster than in the nation. For the last fifteen years only the District of Columbia, Connecticut and New Jersey have had higher levels of per capita personal income.

Annual pay in nominal dollars has grown steadily in Massachusetts over the past decade. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees. Data are reported by employers covered under the Unemployment Insurance programs. While levels of annual pay were nearly equal in Massachusetts and the United States in 1984, average annual pay levels in Massachusetts have grown more rapidly than the national average since that time. The level of annual pay in Massachusetts in 2006 was 23 percent higher than the national average: $52,435, compared to $42,535.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. In 2006, the Consumer Price Index for All Urban Consumers (“CPI-U”) for Boston increased by 1.9 percent over the average for 2006, while the index for the United States as a whole increased by 2.8 percent. The latest available data for January 2008 show that the CPI-U for the Boston metropolitan area grew at a rate of 3.4 percent from January 2007, compared with 4.3 percent for the U.S.

Poverty

The Massachusetts poverty rate remains below the national average. Since 1980, the percentage of the Massachusetts population below the poverty line has varied between 7.7 percent and 12.2 percent. During the same time, the national poverty rate varied between 11.3 percent and 15.1 percent. In 2006, the estimated poverty rate in Massachusetts increased to 12.0 percent (a statistically significant increase) while the poverty rate in the United States dropped to 12.3 percent.

Employment

Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System (“NAICS”) service sectors and the Financial Activities sector have grown to take the place of manufacturing in driving the Massachusetts economy and now account for more than half of total payroll employment, while Government, Information, Trade, Transportation & Utilities have remained level or declined in share.

After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts declined only 0.1 percent in 2004 and increased 0.5 percent in 2005 and 1.1 percent in 2006. In 2007, employment grew another 1.0 percent above that of 2006, but the Commonwealth still had 62,000 (1.9%) fewer jobs than in the peak year of 2001. The comparable growth rate for the nation in 2007 was 1.1 percent. As of March 31, 2008, the latest seasonally adjusted estimate (3288.3 for February 2008) was about 51,000 below the 2001 annual average and 96 thousand below the peak month (3384.0 in February 2001).

In 2004, manufacturing employment declined 3.5 percent from the year before; a smaller decline than the annual declines in the previous three years. The declines for 2005 and 2006 were 2.4 percent and 1.8 percent respectively, which were better than the long-term average rate of decline since 1990 (3.0 percent per year). The average for 2007 was 1.5 percent below the comparable 2006 level, the best year for manufacturing in Massachusetts since 2000. The seasonally adjusted estimates for the first two months of 2008 average 1.8 percent below the comparable estimates for early 2007.

The economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average, as much as 2.1 points above in 1991. Then from 1995 through 2005 the unemployment rate in Massachusetts was consistently below the national average. The revised 2006 annual rate for the Commonwealth was 0.2 percentage points above the national rate, while the rate for 2007 was slightly below the national one.

Economic Base and Performance

Between 1997 and 2006 gross domestic product in Massachusetts, New England and the sum of all states GDP grew approximately 52.2, 51.9 and 59.6 percent respectively in current dollars. Between 1997 and 2006 gross domestic product in Massachusetts, New England and the sum of all states GDP grew approximately 28.9, 25.7 and 27.5 percent respectively in chained 2000 dollars. The Massachusetts economy is the largest in New England, contributing 47.2 percent to New England’s total GDP, and thirteenth largest in the U.S., contributing 2.6 percent to the nation’s total GDP. Massachusetts had the third highest GDP per capita in 2006, $46,721.

The Massachusetts economy remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, professional and technical services, manufacturing, and finance and insurance, on the 2002 NAICS basis) contributed 47.2 percent of the Massachusetts Gross Domestic Product (“GDP”) in 2006. When measured in chained 2000 dollars, the cumulative change in Massachusetts total GDP was 5.6 percent between 2001 and 2005.

Trade and International Trade. Massachusetts ranked 14th in the United States, and first in New England, with $25.2 billion in international exports in 2007. This represents a 5.2 percent increase from the previous year’s exports from the Commonwealth, while national exports increased by 12.1 percent in the same period. In January 2008, Massachusetts’s exports totaled $2.3 billion, an increase of 16.0 percent compared with exports in the first month of 2007. National exports were up 15.8 percent and New England, 16.2 percent during the same period. It is not possible to provide balance of trade comparisons for Massachusetts because import data are not compiled on a state-by-state basis.

Transportation and Warehousing, and Utilities. Massachusetts’s major air and seaports are managed by the Massachusetts Port Authority (“Massport”), an independent public authority. Massport reported fiscal 2007 operating income of $39.8 million, down 9.1 percent from fiscal 2006, with operating revenues up 5.9 percent, $526.8 million in 2007 versus $497.6 million in 2006, and operating expenses up 7.3 percent, $487.0 million in 2007 versus $453.8 million in 2006.

According to Massport, as of March 31, 2008, Boston Logan International Airport (“Logan” or “Logan Airport”) was served by 56 scheduled and non-scheduled air carriers, of which 45 are scheduled airlines, including 16 foreign flag carriers. Logan Airport has domestic service to 76 destinations and international service to 33 destinations. Based on total passenger volume in calendar year 2006 data, Logan Airport was the most active airport in New England and remained the 19th most active in the U.S., according to the Federal Aviation Authority (“FAA”). Massport reported that, as of December 2007, year-to-date, total airport flight operations were down 1.6 percent and total airport passengers were up 1.4 percent from the same period in 2006.

As of June 30, 2006, Logan was served by 11 all-cargo and small package/express carriers. According to the FAA, Logan Airport ranked 26th in the nation in total air cargo volume in calendar year 2006. In 2006, the airport handled 1.1 billion pounds of cargo, a 4.2 percent decrease from 2005. Massport reported that as of December 2007, year-to-date, the combined cargo and mail volume was down 6.9 percent from the same period in 2006.

At Massport’s Port of Boston properties, 2006 total cargo throughput was 15.3 million metric tons, a 6 percent decrease from 2005. Automobile processing increased 11 percent to 12,149 units, and cruise passenger trips decreased 11 percent to 208,883. Total containerized cargo increased 7 percent to 1.6 million short tons. Massport reported that between January 2007 and December 2007, total containerized cargo was up 10.3 percent compared to the same period the previous year. The Army Corps of Engineers reported Massachusetts total waterborne cargo shipped or received in 2006 decreased 4.9 percent to 27.4 million short tons, from 2005. Waterborne cargo in New England decreased 6.5 percent and the U.S. increased 2.4 percent.

Construction and Housing. In 2006, construction activity contributed 3.4 percent to the total Massachusetts GDP when measured in 2000 chained dollars. The construction sector contributed 4.3 percent to State GDP in 1999. Overall loss between 1999 and 2006 was 6.9 percent in real dollars.

Defense Industry. Massachusetts contract awards have increased every year since 1988 with the exception of 2002. The value of military prime contracts awarded to Massachusetts companies peaked in fiscal year 2006 at $9.1 billion and troughed in 1998 at $4.3 billion. U.S. Navy contracts to Massachusetts companies increased by over a billion dollars in fiscal year 2006.

From the early 1980s to 1993, the Commonwealth’s share of total prime contract awards in the U.S. remained around 5 percent. In 2002, the Commonwealth’s share of the national total reached its lowest point in over two decades, 3.1 percent, and has increased slightly to 3.5 percent in 2005. While Massachusetts’ contract total has increased significantly in the past four years, its share of the U.S. total was only 3.5 percent in 2006. Massachusetts is the eighth largest recipient in defense spending.

Travel and Tourism. The travel and tourism industry represents an important component of the overall Massachusetts economy. In 2006, the arts, entertainment, recreation and accommodations industries contributed 3.4 percent to Massachusetts total GDP. The Massachusetts Office of Travel and Tourism reported an annual increase of 0.1 percent in museum and attraction attendance, for a total of 11.9 million visitors, in 2007. December 2007 attendance was 633,304, which was 26.5 percent less than December 2006 attendance. The Massachusetts Office of Travel and Tourism estimated that 1.6 million international travelers visited Massachusetts in 2006, an increase of 14.3 percent from 2005.

State Taxes. Per capita state taxes in Massachusetts are significantly higher, 28.8 percent, than the national average. In fiscal year 2007, the total per capita state tax bill in the United States was $2,487. Citizens of the Commonwealth, however, paid $3,204 on average, the tenth highest (ninth last year) in the nation and an increase of 6.3 percent from the previous year’s $3,013. In New England, citizens in Connecticut and Vermont paid more per capita, and all New England states except New Hampshire (49th), ranked in the top third for per capita state tax collections.

In fiscal year 2007, over half (55.2 percent) of the state taxes in Massachusetts came from the state income tax. Per capita individual income taxes in Massachusetts were $1,767, up 8.5 percent from $1,629 in fiscal year 2006. Also increasing in fiscal year 2007 were sales receipts at 1.0 percent and corporate net income at 13.1 percent. Other taxes (licenses, death and gift, and documentary and stock transfer) increased 4.0 percent in Massachusetts on a per capita basis.

State Government Spending in Massachusetts. Massachusetts ranked 11th in the nation in per capita expenditures ($6,198) in 2006, while it ranked 9th and spent less ($5,911) in 2005. This represents a 4.9 percent increase in per capita expenditures from 2005 to 2006. Massachusetts spent more state funds per capita on debt service ($487) in 2006 than any of its New England neighbors.

Federal Government Spending in Massachusetts. Federal government spending contributes significantly to the Massachusetts economy. In fiscal 2005, Massachusetts ranked fourteenth among states in per capita distribution of federal funds, with total spending of $8,678 per person, excluding loans and insurance. While federal spending in Massachusetts has increased every year since 1990, its share of total U.S. spending has declined every year since 1990. Federal spending includes grants to state and local governments, direct payments to individuals, wage and salary employment, and procurement contracts, and includes only those expenditures that can be associated with individual states and territories.

Half of fiscal year 2005 federal spending in Massachusetts was composed of health care and social programs like Medicare, Medicaid, Social Security, unemployment benefits and Section 8 Housing Vouchers. Massachusetts was above the national average in per capita federal grants to state and local governments, receiving $2,137 per capita compared to a national average of $1,560. Per capita federal spending on salaries and wages in 2005 was lower in Massachusetts than in the rest of the nation at $574 compared to a national average of $762, but Massachusetts was above the national average in per capita direct federal payments to individuals at $4,346 compared to a national average of $4,024). Massachusetts ranked 9th among states in per capita procurement contract awards at $1,621 compared to a national average of $1,222 in 2005.

Central Artery/Ted Williams Tunnel Project

One of the largest components of the Commonwealth’s capital program in recent years has been the Central Artery/Ted Williams Tunnel (“CA/T”) Project, a major construction project that is part of the completion of the federal interstate highway system. The CA/T Project has involved the replacement of the elevated portion of Interstate 93 in downtown Boston (the Central Artery) with an underground expressway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) linking the Boston terminus of the Massachusetts Turnpike (Interstate 90) to Logan International Airport and points north. The CA/T Project is administered by the Massachusetts Turnpike Authority (Turnpike Authority).

Project Status. The CA/T Project was substantially completed in January 2006, with all major ramps, roadway and streets open for public use and most major contracts in the closeout phase. The major components of the work remaining for final completion of the CA/T project include reconstruction of the downtown surface street system, completion of the traffic management system and construction of certain parks. Remaining work is expected to be completed in 2008, except for one park and certain other project elements, which are expected to be completed in 2010.

Project Budget and Oversight and Delay of Federal Funding. Periodically, the Turnpike Authority has produced a cost/schedule update for the project, of which the most recent version, Revision 11 (CSU 11), was prepared in July 2004 and included a $14.625 billion CA/T Project budget. In addition, and in accordance with federal and state law, the CA/T Project develops finance plans which must receive certain federal and state approvals.

In October 2000, following an announcement by CA/T Project officials of substantially increased cost estimates, a federal law was enacted that requires the U.S. Secretary of Transportation to withhold federal funds and all project approvals for the CA/T Project in each federal fiscal year unless the Secretary has approved an annual update of the project’s finance plan for such year and has determined that the Commonwealth is maintaining a balanced statewide transportation program and is in full compliance with a project partnership agreement among the Federal Highway Administration, the Executive Office of Transportation and Public Works, the Turnpike Authority and the Massachusetts Highway Department. In addition, the law limits total federal funding for the CA/T Project to $8.549 billion (including $1.5 billion to pay the principal of federal grant anticipation notes), consistent with the project partnership agreement. Finally, the law ties future federal funding for the project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the project’s finance plan is consistent with Federal Highway Administration financial plan guidance. Should any federal assistance be withheld from the CA/T Project pursuant to such law, such funding is nonetheless available to the Commonwealth for projects other than the CA/T Project. Moreover, the law provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the CA/T Project.

The CA/T Project finance plans submitted through October 2003 received the requisite approvals. The subsequent finance plan, based on CSU 11, was submitted in July 2004, but as of April 16, 2008, had not received federal approval. As a result, the remaining $162 million of federal funds for the project have been withheld from the project pending federal approval (the amount withheld has increased since 2007 as it includes certain cost recoveries that were required to be credited back to the federal government). The delay in receiving federal approval is due primarily to questions raised regarding the availability of certain budgeted project financing sources and to the desire of the Federal Highway Administration to review a finance plan with updated cost estimates and funding sources. The Commonwealth has made funds available to the CA/T Project to bridge the ultimate receipt of federal funds. The Commonwealth has indicated that it expects to continue this practice, to the extent necessary, until the federal funds are received.

On May 23, 2007, the Massachusetts Turnpike Authority filed a finance plan update with the Federal Highway Administration. The May 2007 finance plan update included an updated cost estimate of $14.798 billion, exclusive of certain cost recoveries, insurance payments and credits received or to be received thereafter. This increased cost estimate reflected changes in scope and the cost of delay in completion of the project, including delays and increased costs attributable to redeployment of CA/T Project staff and contractors to address the remediation of the July 2006 incident described below.

Based on the updated cost estimate and certain other cash flow adjustments reflected in the May 2007 updated finance plan, $210 million of additional funding was needed for the project. Pursuant to an agreement between the Commonwealth and the Turnpike Authority, the Commonwealth agreed to cover the $210 million funding shortfall from the following two sources: (a) at least $140 million projected to be available in the Statewide Road and Bridge and Central Artery/Tunnel Infrastructure Fund (“TIF”) through June 30, 2009; and (b) up to $70 million of Commonwealth bond proceeds. This commitment by the Commonwealth to cover the funding shortfall is subject to the following conditions: (i) the Turnpike Authority must cover any future shortfalls in Turnpike Authority funding to complete the project and any costs in excess of $14.798 billion; (ii) all cost recoveries, insurance proceeds and, until the amounts advanced to the project by the Commonwealth described in (a) and (b) above are recovered, proceeds of the sale of certain real property of the Turnpike Authority related to the project that are received by the Turnpike Authority or the Commonwealth shall be deposited into the TIF to pay project costs in lieu of the additional amounts committed by the Commonwealth or to reimburse the Commonwealth for project costs already paid; (iii) to the extent that, by June 30, 2010, the amounts described in clause (ii) above received by or paid to the Commonwealth have aggregated less than the portion of the $210 million funding shortfall paid from Commonwealth bonds, the Turnpike Authority will pay the difference to the Commonwealth by not later than January 1, 2011; and (iv) to the extent legally and practically feasible, the Turnpike Authority must comply with new reporting and accounting requirements to improve the transparency of project financing matters to the Commonwealth.

The revised project cost estimates reflected in the May 2007 updated finance plan were based on assumptions concerning the resolution of claims, liquidated damages and back charges to the Turnpike Authority that the Turnpike Authority believed to be reasonable. The actual resolution of such amounts could vary from those assumptions. The order of magnitude of the additional exposure related to such claims, liquidated damages and back charges was estimated to be $160 million as of May 2007.

As of April 16, 2008, the federal government had not yet approved the May 2007 updated finance plan for the project. In connection with its review of the May 2007 updated finance plan, the federal government raised a number of questions that the Turnpike Authority and the Commonwealth have been working to address. The May 2007 updated finance plan included certain assumptions as to the timing of the availability of surplus funds in the owner-controlled insurance program (“OCIP”) trust to pay costs of the project, which assumptions were questioned by the federal government. Since the May 2007 submission, the Turnpike Authority has obtained written approval from the OCIP trust insurer, AIG, for the withdrawal of approximately $43 million in OCIP trust funds to meet project cash flow needs.

As of April 16, 2008, the Turnpike Authority expected to file an updated finance plan with the federal government to reflect the impact of AIG’s recent commitment to release excess funds from the OCIP trust on the project cash flow and to formally address all of the other issues raised by the federal government with respect to the May 2007 finance plan update. As of April 16, 2008, the Commonwealth and the Turnpike Authority expected that the updated finance plan would satisfy the requirements for federal approval and would result in the release of the withheld federal funds for the project.

Recent Settlement. On January 23, 2008, the United States Attorney General and the Massachusetts Attorney General entered into a global resolution of criminal and civil claims with the joint venture of Bechtel/Parsons Brinckerhoff, Bechtel Infrastructure Corp. and PB Americas, Inc., f/k/a Parsons Brinckerhoff Quade and Douglas, Inc. (“Bechtel/Parsons Brinckerhoff”), the management consultant to the CA/T Project. Bechtel/Parsons Brinckerhoff agreed to pay over $407 million to resolve its criminal and civil liabilities in connection with the collapse of part of the I-90 Connector Tunnel ceiling (described below) and defects in the slurry walls of the Tip O’Neill Tunnel. In addition, 24 section design consultants, other contractors who worked on various parts of the project, agreed to pay an additional $51 million to resolve certain cost-recovery issues associated with the design of the CA/T Project. In total, the United States and the Commonwealth are expected to recover $458 million, including interest. As of April 16, 2008, the Commonwealth had received $404.2 million. This settlement does not release the defendants from future catastrophic events having an aggregate cost of greater than $50 million, but the liability of Bechtel/Parsons Brinckerhoff for such a future catastrophic event is capped at $100 million.

As of June 3, 2008, the settlement agreement and recently passed legislation required that the settlement amounts and certain other cost recovery amounts be deposited in a trust fund and dedicated to non-routine maintenance of the CA/T Project and reimbursement of certain costs incurred by the Commonwealth and the Turnpike Authority to repair components of the project. All other cost recoveries, insurance proceeds and certain real estate proceeds will be deposited in the TIF for purposes of paying costs of the CA/T Project or reimbursing the Commonwealth for payment of such costs. Of the $404.2 million received to date, $17 million has been deposited in the TIF. As of April 16, 2008, the Turnpike Authority and the Commonwealth were negotiating an amendment to the May 2007 agreement described above to reflect, among other things, these recent developments with respect to cost recoveries and the application of such cost recoveries.

July 2006 Incident and Other Quality Concerns. On July 10, 2006, concrete ceiling panels in the eastbound portal of the I-90 Seaport Access Tunnel (“Seaport Tunnel”) that leads to the Ted Williams Tunnel came loose and fell on a traveling automobile and the roadway, causing bodily injury and the death of the passenger in the automobile, and extensive property damage to the Seaport Tunnel (the “Accident”). On July 10, 2007, the National Transportation Safety

Board released its findings pertaining to the Accident. The Board’s assessment was that the proximate cause of the failure was the use of a fast-setting epoxy anchoring system which was susceptible to “creep,” i.e., the tendency for slippage or elongation with the application of sustained tensile loads. Repairs and other work related to the Accident and included in the May 2007 finance plan update have been estimated to cost $54 million. As of April 16, 2008, these costs were being borne by the Commonwealth. The Commonwealth and the Turnpike Authority anticipated that all such costs, and certain other project costs incurred by the Commonwealth and the Turnpike Authority, would be eligible for reimbursement from the settlement amounts deposited in the CA/T trust fund described above.

Following the Accident and pursuant to a new State law enacted in response to the Accident, the Executive Office of Transportation and Public Works assumed oversight and responsibility for the inspection and remediation of the Seaport Tunnel. In addition, the Commonwealth instituted a comprehensive safety audit of all tunnels that are part of the Metropolitan Highway System, including the tunnels that are part of the CA/T Project (the so-called “stem-to-stern” review). The Legislature appropriated $20 million to fund the audit. Phase I of the safety audit addressed the most safety-critical elements of the CA/T Project, including the tunnel components, as well as ceiling systems of the Sumner, Callahan and Central Artery North Area tunnels. Phase IA of the safety review responded to comments and Phase I recommendations and developed a scope and work plan for Phase II. Phase II of the safety review includes follow-up services related to the findings of Phase I and review of structural and life safety systems in other elements of the Metropolitan Highway System. As a result of the Phase I review, the epoxy anchors securing the ceiling panels in the Seaport Tunnel were replaced, and the tunnel was subsequently reopened. The Phase I review of the Ted Williams Tunnel ceiling panel anchors showed some evidence of distress and/or pull-out. Repairs were made at those locations that concerned inspectors and further study was conducted during Phase IA. Phases I and IA of the safety review have been completed. Phase II is expected to be completed in June 2008. The Phase I report noted that the Turnpike Authority has been responsive to the “stem-to-stern” recommendations. An implementation plan has been developed based on coordination between the Turnpike Authority and the stem-to-stern team. The Phase I review concluded that “[o]verall, structural systems were conservatively designed and fundamentally robust, but not without some areas of concern. Phase I identified immediate and near-term concerns mainly related to falling hazards from unsound concrete, loose tunnel fixtures, and damaged metal poles, as well as loose anchorages of precast curtain walls at abutments. All immediate and near-term concerns have been addressed.”

SEC Inquiry. In late August and early September 2006, the Securities and Exchange Commission (“SEC”) sent letters to certain departments and instrumentalities of the Commonwealth requesting voluntary provision of documents and information regarding safety reviews of the CA/T Project since January 1, 2004 and related disclosures. On January 8, 2008, the SEC notified the Commonwealth that the SEC did not intend to pursue any enforcement action, thus closing the inquiry.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Operating Fund Structure

The Commonwealth’s operating fund structure satisfies the requirements of state finance law and is in accordance with Generally Accepted Accounting Principles (“GAAP”), as defined by the Government Accounting Standards Board (“GASB”). The General Fund and other funds that are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the “budgeted operating funds” of the Commonwealth. Budgeted operating funds are created and repealed from time to time through the enactment of legislation, and existing funds may become inactive when no appropriations are made from them. Budgeted operating funds do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

Two of the budgeted operating funds account for most of the Commonwealth’s appropriated spending: the General Fund and the Highway Fund, from which approximately 98.9% of the statutory basis budgeted operating fund outflows in fiscal 2007 were made. The remaining approximately 1.1% of statutory operating fund outflows occurred in other operating funds: the Workforce Training Fund; the Massachusetts Tourism Fund; the Inland Fisheries and Game Fund; and two administrative control funds, the Temporary Holding Fund and the Intragovernmental Service Fund. There were also two inactive funds which were authorized by law but had no activity: the Tax Reduction Fund and the Collective Bargaining Reserve Fund. The Division of Energy Resources Credit Trust Fund commenced revenue inflows in fiscal 2007 but had no outflows. The Commonwealth Stabilization Fund also had inflows in fiscal 2007 but no outflows.

At the end of a fiscal year, undesignated balances in the budgeted operating funds, unless excluded by law, are used to calculate consolidated net surplus. Under state finance law, balances in the Stabilization Fund and the Tax Reduction Fund,

both of which may receive consolidated net surplus funds, and in the Inland Fisheries and Game Fund are excluded from the consolidated net surplus calculation.

Overview of Operating Budget Process

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the Executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than early March) with the Governor’s budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. State finance law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, and the Governor may approve no supplementary appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

The House Ways and Means Committee considers the Governor’s budget recommendations and, with revisions, proposes a budget to the full House of Representatives. Once approved by the House, the budget is considered by the Senate Ways and Means Committee, which in turn proposes a budget to be considered by the full Senate. In recent years, the legislative budget review process has included joint hearings by the Ways and Means Committees of the Senate and the House. After Senate action, a legislative conference committee develops a joint budget recommendation for consideration by both houses of the Legislature, which upon adoption is sent to the Governor. Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the General Appropriations Act (“GAA”).

In years in which the GAA is not approved by the Legislature and the Governor before the beginning of the applicable fiscal year, the Legislature and the Governor generally approve a temporary budget under which funds for the Commonwealth’s programs and services are appropriated based upon the level of appropriations from the prior fiscal year budget.

State finance law requires the Commonwealth to monitor revenues and expenditures during a fiscal year. For example, the Secretary of Administration and Finance is required to provide quarterly revenue estimates to the Governor and the Legislature, and the Comptroller publishes a quarterly report of planned and actual revenues. Department heads are required to notify the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means of any anticipated decrease in estimated revenues for their departments from the federal government or other sources or if it appears that any appropriation will be insufficient to meet all expenditures required in the fiscal year by any law, rule, regulation or order not subject to the administrative control. The Secretary of Administration and Finance must notify the Governor and the House and Senate Committees on Ways and Means whenever the Secretary determines that revenues will be insufficient to meet authorized expenditures. The Secretary of Administration and Finance is then required to compute projected deficiencies and, under Section 9C of Chapter 29 of the General Laws, the Governor is required to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies. The Supreme Judicial Court has ruled that the Governor’s authority to reduce allotments of appropriated funds extends only to appropriations of funds to state agencies under the Governor’s control.

Cash and Budgetary Controls

The Commonwealth has in place controls designed to ensure that sufficient cash is available to meet the Commonwealth’s obligations, that state expenditures are consistent with periodic allotments of annual appropriations and that monies are expended consistently with statutory and public purposes. Two independently elected Executive Branch officials, the State Treasurer and the State Auditor, conduct the cash management and audit functions, respectively. The Comptroller conducts the expenditure control function. The Secretary of Administration and Finance is the Governor’s chief fiscal officer and provides overall coordination of fiscal activities.

Capital Investment Process and Controls

Capital expenditures are primarily financed with debt proceeds and federal grants. Authorization for capital investments requires approval by the Legislature, and the issuance of debt must be approved by a two-thirds vote of each house of the Legislature. Upon such approval to issue debt, the Governor submits a bill to the Legislature, as required by the State constitution, to set the terms and conditions of the borrowing for the authorized debt. The State Treasurer issues authorized debt at the request of the Governor, and the Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds pursuant to such authorizations.

Based on outstanding authorizations, the Executive Office for Administration and Finance, at the direction of the Governor and in conjunction with the cabinet and other officials, establishes a capital investment plan. The plan is an administrative guideline and subject to amendment at any time. The plan assigns authority for secretariats and agencies to spend on capital projects and is reviewed each fiscal year. The primary policy objectives of the plan are to determine and prioritize the Commonwealth’s investment needs, to determine the affordable level of debt that may be issued and the other funding sources available to address these investment needs, and to allocate these limited capital investment resources among the highest priority projects.

The Comptroller has established various funds to account for financial activity related to the acquisition or construction of capital assets. In addition, accounting procedures and financial controls have been instituted to limit agency capital spending to the levels approved by the Governor. All agency capital spending is tracked against the capital investment plan on both a cash and encumbrance accounting basis on the state’s accounting system, and federal reimbursements are budgeted and monitored against anticipated receipts.

Cash Management Practices of State Treasurer

The State Treasurer is responsible for ensuring that all Commonwealth financial obligations are met on a timely basis. The Massachusetts constitution requires that all payments by the Commonwealth (other than debt service) be made pursuant to a warrant approved by the Governor’s Council. The Comptroller prepares certificates which, with the advice and consent of the Governor’s Council and approval of the Governor, become the warrant to the State Treasurer. Once the warrant is approved, the State Treasurer’s office disburses the money.

The Cash Management Division of the State Treasurer’s office accounts on a daily basis for cash received into over 600 separate accounts of the Department of Revenue and other Commonwealth agencies and departments. The Division relies primarily upon electronic receipt and disbursement systems.

The State Treasurer is required to submit quarterly cash flow projections for the then current fiscal year to the House and Senate Committees on Ways and Means on or before each September 1, December 1, March 1 and June 1. The projections must include estimated sources and uses of cash, together with the assumptions from which such estimates were derived and identification of any cash flow gaps. The State Treasurer’s office, in conjunction with the Executive Office for Administration and Finance, is also required to develop quarterly and annual cash management plans to address any gap identified by the cash flow projections and variance reports. The State Treasurer’s office oversees the issuance of short-term debt to meet cash flow needs, including the issuance of commercial paper.

Fiscal Control, Accounting and Reporting Practices of Comptroller

The Comptroller is responsible for oversight of fiscal management functions, establishment of accounting policies and practices and publication of official financial reports. The Comptroller maintains the Massachusetts Management Accounting and Reporting System (“MMARS”), the centralized state accounting system that is used by all state agencies and departments but not independent state authorities. MMARS provides a ledger-based system of revenue and expenditure accounts enabling the Comptroller to control obligations and expenditures effectively and to ensure that appropriations are not exceeded during the course of the fiscal year. The Commonwealth’s statewide accounting system also has various modules for receivables, payables, fixed assets and other processes management.

Expenditure Controls. The Comptroller requires that the amount of all obligations under purchase orders, contracts and other commitments for the expenditures of monies be recorded as encumbrances. Once encumbered, these amounts are not available to support additional spending commitments. As a result of these encumbrances, spending agencies can use MMARS to determine at any given time the amount of their appropriations available for future commitments.

The Comptroller is responsible for compiling expenditure requests into the certificates for approval by the Governor’s Council. In preparing these certificates, which become the warrant, the Comptroller’s office has systems in place to ensure that the necessary monies for payment have been both appropriated by the Legislature and allotted by the Governor in each account and sub-account. By law, certain obligations may be placed upon the warrant even if the supporting appropriation or allotment is insufficient. These obligations include debt service, which is specifically exempted by the State constitution from the warrant requirement, and Medicaid payments, which are mandated by federal law.

Although State finance law generally does not create priorities among types of payments to be made by the Commonwealth in the event of a cash shortfall, the Comptroller has developed procedures, in consultation with the State

Treasurer and the Executive Office for Administration and Finance, for prioritizing payments based upon State finance law and sound fiscal management practices. Under those procedures, debt service on the Commonwealth’s bonds and notes is given the highest priority among the Commonwealth’s various payment obligations.

Internal Controls. The Comptroller establishes internal control policies and procedures in accordance with State finance law. Agencies are required to adhere to such policies and procedures. All unaccounted-for variances, losses, shortages or thefts of funds or property must be reported to the State Auditor, who is authorized to investigate and recommend corrective action.

Statutory Basis of Accounting. In accordance with state law, the Commonwealth adopts its budget and maintains financial information on a statutory basis of accounting. Under the statutory basis, tax and departmental revenues are accounted for on a modified cash basis by reconciling revenue to actual cash receipts confirmed by the State Treasurer. Certain limited revenue accruals are also recognized, including receivables from federal reimbursements with respect to paid expenditures. Expenditures are measured on a modified cash basis including actual cash disbursements and encumbrances for goods or services received prior to the end of a fiscal year.

For certain programs, such as Medicaid, expenditures are recognized under the statutory basis of accounting only to the extent of disbursements supported by current-year appropriations. Some prior year services billed after the start of a fiscal year have been paid from the new fiscal year’s appropriation, in an amount determined by the specific timing of billings and the amount of prior year funds that remained after June 30 to pay the prior year’s accrued billings, though this practice may vary from year to year.

GAAP Basis of Accounting. The Comptroller also prepares Commonwealth financial statements on a GAAP basis. In addition to the primary government, certain independent authorities and agencies of the Commonwealth are included as component units within the Commonwealth’s reporting entity, primarily as non-budgeted enterprise funds.

GAAP employs an economic resources management focus and a current financial resources management focus as two bases for accounting and reporting. Under the economic resources management focus (also called the “entity-wide perspective”), revenues and expenses (different from expenditures) are presented similarly to private-sector entities. Revenues are recorded when earned and expenses are recorded when a liability is incurred, regardless of the timing of cash flows. Grants and similar items are recognized as revenues as soon as all eligibility requirements imposed by the provider have been met. Capital assets, including infrastructure assets net of depreciation, and the long-term portion of all liabilities are reported on the statement of net assets.

Under the current financial resources management focus of GAAP (also called the “fund perspective”), the primary emphasis is to demonstrate inter-period equity. Revenues are reported in the period in which they become both measurable and available. Revenues are considered available when they are expected to be collected within the current period or soon enough thereafter to be used to pay liabilities of the current period.

Significant revenues susceptible to accrual include income, sales and use, corporation and other taxes, federal grants and reimbursements and reimbursements for the use of materials and services. Tax accruals, which include the estimated amounts due to the Commonwealth on previous filings, over- and under-withholdings, estimated payments on income earned and tax refunds and abatements payable, are all recorded as adjustments to statutory basis tax revenues.

Major expenditure accruals are recorded for the cost of Medicaid claims that have been incurred but not paid, claims and judgments and workers’ compensation claims incurred but not reported and contract assistance to State authorities.

Audit Practices of State Auditor

The State Auditor is mandated under State law to conduct an audit at least once every two years of all activities of the Commonwealth. The audit encompasses 750 entities, including the court system and the independent authorities, and includes an overall evaluation of management operations. The State Auditor also has the authority to audit federally aided programs and vendors under contract with the Commonwealth, as well as to conduct special audit projects. The State Auditor conducts both financial compliance and performance audits in accordance with generally accepted government auditing standards issued by the Comptroller General of the United States. In addition, and in conjunction with an independent public accounting firm, the State Auditor performs a significant portion of the audit work relating to the State single audit.

Within the State Auditor’s office is the Division of Local Mandates, which evaluates all proposed and actual legislation to determine the financial impact on the Commonwealth’s cities and towns. In accordance with State law, the Commonwealth is required to reimburse cities and towns for any costs incurred through mandated programs established after the passage of Proposition 2 1/2, the statewide tax limitation enacted by the voters in 1980, unless expressly exempted from those provisions, and the State Auditor’s financial analysis is used to establish the amount of reimbursement due to the Commonwealth’s cities and towns.

Also within the State Auditor’s office is the Bureau of Special Investigations, which is charged with the responsibility of investigating fraud within public assistance programs.

LONG TERM LIABILITIES

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which term includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Statutory Limit on Direct Debt. Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The law, which is codified in Section 60A of Chapter 29 of the General Laws, set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year’s limit. This limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of underwriters’ discount, costs of issuance and other financing costs. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to special legislation enacted over the years, certain outstanding Commonwealth debt obligations are not counted in computing the amount of bonds subject to the limit, including Commonwealth refunding/restructuring bonds issued in September and October 1991, federal grant anticipation notes, bonds issued to pay operating notes issued by the Massachusetts Bay Transit Authority (“MBTA”) or to reimburse the Commonwealth for advances to the MBTA, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund and bonds issued to finance the Massachusetts School Building Authority (“MSBA”). As of April 16, 2008, the statutory limit on “direct” bonds during fiscal 2008 was approximately $15.6 billion.

Limit on Debt Service Appropriations. In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law, which is codified as Section 60B of Chapter 29 of the General Laws, provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. Debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. Section 60B is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

Commonwealth Debt. The Commonwealth is authorized to issue three types of debt directly—general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as (a) general obligation contract assistance liabilities, (b) budgetary contractual assistance liabilities or (c) contingent liabilities.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Turnpike Authority that are used by such entities to pay a portion of the debt service on their outstanding bonds. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been pledged, as in the case of certain debt obligations of the MBTA, the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority and the higher education building authorities; and of statutorily contemplated payments with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from monies otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and Educational Facilities Authority and the Massachusetts State College Building Authority.

General Obligation Debt

The Commonwealth issues general obligation bonds and notes pursuant to Chapter 29 of the General Laws. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit is pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

As of January 2, 2008, the Commonwealth had approximately $16.4 billion in general obligation bonds outstanding, of which $12.3 billion, or approximately 75%, is fixed-rate debt and $4.1 billion, or 25%, is variable-rate debt.

Of the variable-rate debt outstanding, the interest rates on $3.0 billion, or approximately 17% of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate exchange (or “swap”) agreements. The Commonwealth has entered into interest rate swaps with various counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable-rate payment on the related bonds or a payment based on a market index of tax-exempt variable-rate bonds, and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. The floating rate received by the Commonwealth is used to offset the variable rate paid to bondholders. In most cases, only the net difference in interest payments is actually exchanged with the counterparty. In all cases, the Commonwealth remains responsible for making interest payments to the variable-rate bondholders. The effect of the agreements is essentially to fix the Commonwealth’s interest rate obligations with respect to its variable-rate bonds. As of January 2, 2008, all of the Commonwealth’s interest rate swaps were floating-to-fixed rate agreements. The remaining variable-rate debt of $1.2 billion, or approximately 7% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a daily or weekly basis.

The Commonwealth’s outstanding general obligation variable-rate debt consists of several variable-rate structures. Most are variable-rate demand bonds (“VRDBs”). These are long-term bonds whose interest rates re-set daily or weekly. Because these bonds offer bondholders a “put” or tender feature, they are supported by stand-by liquidity facilities with commercial banks which require the applicable bank to purchase any bonds that are tendered and not successfully remarketed. Unless and until remarketed, the Commonwealth would be required to pay the bank interest on such bonds at a rate tied to a taxable rate, such as the prime rate. In addition, the Commonwealth may be required to amortize the principal of any such bonds according to an accelerated schedule. Such liquidity facilities typically expire well before the final maturity date of the related bonds and are expected to be renewed. As of January 1, 2008, the Commonwealth had $2.4 billion in outstanding VRDBs. This accounts for approximately 15% of total general obligation debt and approximately 60% of total general obligation variable-rate debt. All of these bonds are uninsured.

The Commonwealth has also issued general obligation variable-rate debt in the form of auction-rate securities. Like VRDBs, these are long-term bonds whose interest rates are re-set at pre-determined, short-term intervals. Unlike VRDBs, these bonds do not provide bondholders with a put feature and therefore do not require a supporting credit facility. The Commonwealth’s auction-rate securities have long-term nominal maturities of over 20 years with interest rates re-set every seven days. A periodic “Dutch auction” process is designed to provide a mechanism of liquidity to bondholders, with bonds re-priced and traded in auctions managed by broker-dealers. As of January 2, 2008, approximately $565.4 million in Commonwealth general obligation auction-rate securities were outstanding. This represents approximately 3% of total general obligation indebtedness and approximately 14% of total general obligation variable-rate debt.

Beginning in February 2008, several auctions of the Commonwealth’s auction-rate bonds began to fail, meaning there were insufficient bids from investors to purchase the securities being offered for sale by existing holders. Four of the Commonwealth’s six series of auction-rate bonds have experienced auction failure since February 13, 2008. Auction failures have been systemic throughout the municipal bond market, driven by credit and liquidity concerns caused primarily by widespread downgrades and negative rating outlooks of a number of municipal bond insurers. Upon auction failure, the interest rate paid to bondholders is the failure rate as specified in the bond documents. For the four series of Commonwealth bonds whose auctions have failed ($400 million outstanding), the failure rate is based on a multiple of a specified commercial paper index, with a maximum rate of 12%. The failed and undersubscribed auctions have resulted in higher interest costs, but these costs have remained within budgeted amounts and well below the maximum rate. The Commonwealth has begun planning to refund all of its auction-rate securities, although no definitive date for the refunding has been established.

The remaining outstanding variable-rate debt pays interest to bondholders based on certain indices. For example, as of January 2, 2008 the Commonwealth had $197.5 million of bonds that pay interest based on the consumer price index (“CPI”), as well as $845.8 million of bonds that pay interest based on the London interbank offered rate (“LIBOR”). These bonds make up approximately 1% and 5% of total outstanding general obligation indebtedness, respectively. In terms of total outstanding variable-rate debt, these bonds account for approximately 5% and 21%, respectively. All of the CPI and LIBOR bonds are hedged with interest rate swaps pursuant to which the Commonwealth receives from the swap counterparty the precise variable-rate interest due on the bonds.

As of January 2, 2008, the Commonwealth had outstanding $401.5 million of auction rate securities in a seven-day interest rate mode. As of April 2, 2007, the Commonwealth had outstanding approximately $86.3 million of variable rate “U.Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Facility Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with the interest, as of April 16, 2008, at the rate of 0.5%.

Notes. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the State Treasurer in any fiscal year in anticipation of the receipts for that year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. As of April 16, 2008, the Commonwealth had liquidity support for a $1 billion commercial paper program which it utilizes regularly for cash flow purposes. In addition to borrowing via its $1 billion commercial paper program, the Commonwealth issued $400 million revenue anticipation notes (“RANs”) on December 21, 2007 that were repaid on March 21, 2008 and issued $400 million of RANs on March 28, 2008 that are scheduled to be repaid on April 25, 2008. As of April 16, 2008, all cash flow borrowings were expected to be retired by the fiscal year-end (June 30, 2008).

Special Obligation Debt

Highway Fund. Section 2O of Chapter 29 of the General Laws authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues, which are currently accounted to the Highway Fund, are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. Chapter 33 of the Acts of 1991 authorizes the Commonwealth to issue such special obligation bonds in an aggregate amount not to exceed $1.125 billion. As of January 2, 2008, the Commonwealth had outstanding $619.6 million of such special obligation bonds, including $610.1 million of such bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax. These amounts are exclusive of crossover refunding bonds, which have been issued to refund a portion of the outstanding special obligation bonds described above in fiscal 2008 and 2012. Of the total amount outstanding, approximately $96.5 million was issued as variable rate debt with interest rates tied to the consumer price index (“CPI”). These bonds have been hedged via a floating-to-fixed interest rate swap agreement.

Convention Center Fund. Chapter 152 of the Acts of 1997, as amended, authorizes $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are payable from monies credited to the Convention Center Fund created by such legislation, which include certain hotel tax receipts from hotels in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston and sales tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. The legislation requires a capital reserve fund to be maintained at a level equal to maximum annual debt service and provides that if the fund falls below its required balance the 2.75% convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14%). In June 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, $638.7 million of which remained outstanding as of January 2, 2008. Of this amount, approximately $86.6 million was issued as variable rate debt with interest rates tied to the CPI. These bonds have been hedged via a floating-to-fixed interest rate swap agreement.

Federal Grant Anticipation Notes

The Commonwealth has issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel Project (“CA/T Project”) in anticipation of future federal reimbursements. The legislation authorizing such notes contains a statutory covenant that as long as any such grant anticipation notes remain outstanding, the Commonwealth will deposit all federal highway reimbursements into the Grant Anticipation Note Trust Fund, to be released to the Commonwealth once all the debt service and reserve funding obligations of the trust agreement securing the grant anticipation notes have been met. If the United States Congress reduces the aggregate amount appropriated nationwide for federal highway spending to less than $17.1 billion and debt service coverage with respect to the notes falls below 120%, then the legislation further pledges that 10 per gallon of existing motor fuel tax collections will be deposited into the trust fund, to be used for debt service on the notes, subject to legislative appropriation. Principal amortization of the notes began in fiscal 2006 and will continue through fiscal 2015. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million. Such notes and the interest thereon are secured solely by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from state appropriations.

On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of refunding approximately $408 million of outstanding federal grant anticipation notes in December 2008 and December 2010. Pursuant to the crossover refunding method employed, interest on the notes will be paid solely by an escrow account established with the proceeds of the notes. Upon the redemption of $408 million of outstanding federal grant anticipation notes on the crossover dates in 2008 and 2010, the refunding notes will become secured by the Grant Anticipation Note Trust Fund.

As of January 2, 2008, $1.601 billion of such notes, inclusive of the special obligation crossover refunding notes, remained outstanding. All of these bonds are fixed rate obligations.

General Obligation Contract Assistance Liabilities

Massachusetts Turnpike Authority. The Commonwealth is obligated to pay contract assistance to the Massachusetts Turnpike Authority pursuant to legislation enacted in 1998 and a contract for financial assistance dated as of February 19, 1999 between the Turnpike Authority and the Commonwealth. The payments are in recognition of the financial burden imposed on the Turnpike Authority by virtue of its assumption of the responsibility for operation and maintenance of certain roadways in the Metropolitan Highway System that were formerly maintained by the Commonwealth. The Commonwealth’s obligation to make such payments is a general obligation for which the faith and credit of the Commonwealth is pledged for the benefit of the Turnpike Authority and its bondholders. The contract provides that no later than September 1 of each year the Turnpike Authority is to submit to the Secretary of Transportation a certificate setting forth the total amount of costs incurred by the Turnpike Authority during the prior fiscal year in connection with the operation and maintenance of the roadways covered by the contract. The contract further provides that as soon as practicable following receipt of such certificate, but no later than December 1 of such year, the Commonwealth is to pay the Turnpike Authority the amount set forth in such certificate, subject to Commonwealth review, provided that such annual payment may not be more than $25 million. Payments are required under the contract through fiscal year 2045.

Massachusetts Water Pollution Abatement Trust. The Massachusetts Water Pollution Abatement Trust was created to implement the Commonwealth’s state revolving fund program under Title VI of the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving funds and to issue debt obligations to make loans to local governmental units to finance eligible water pollution abatement and water treatment projects. Under state law, each loan made by the Trust is required to provide for debt service subsidies or other financial assistance sufficient to result in most new loans being the financial equivalent of a two percent interest loan. To subsidize its loans, the Trust receives contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the annual contract assistance maximum for the Clean Water Act program is $71 million, and the contract assistance maximum for the Safe Drinking Water Act program is $17 million. The contract assistance agreements constitute general obligations of the Commonwealth for which its faith and credit are pledged, and the Trust’s right to receive payments thereunder may be pledged by the Trust as security for repayment of the Trust’s debt obligations. As of April 1, 2008, the Trust had approximately $3.207 billion of bonds outstanding. Approximately 17% of the aggregate debt service on such bonds is expected to be paid from Commonwealth contract assistance.

Budgetary Contract Assistance Liabilities

Plymouth County Certificates of Participation. In May 1992, Plymouth County caused to be issued approximately $110.5 million of certificates of participation to finance the construction of a county correctional facility. In March 1999, Plymouth County caused to be issued approximately $140.1 million of certificates of participation to advance refund the 1992 certificates, construct an administration office building and auxiliary facilities near the county correctional facility and fund repairs and improvements to the facility. The Commonwealth, acting through the Executive Office of Public Safety and Security and the Department of Correction, is obligated under a memorandum of agreement with Plymouth County to pay for the availability of 380 beds (out of 1,140) in the facility, regardless of whether 380 state prisoners are housed therein. The amounts payable by the Commonwealth will at least equal the debt service on the outstanding certificates of participation, but are subject to appropriation of such amounts by the Legislature in the annual budgetary line item for the Executive Office of Public Safety and Security. The obligation of the Commonwealth under the memorandum of agreement does not constitute a general obligation or a pledge of the credit of the Commonwealth. As of December 31, 2007, such certificates were outstanding in the aggregate principal amount of $104.7 million.

City of Chelsea Commonwealth Lease Revenue Bonds. In November 1993, the Chelsea Industrial Development Financing Authority issued approximately $95.8 million of lease revenue bonds. The proceeds of the bonds were loaned to the Massachusetts Industrial Finance Agency (now MassDevelopment) and applied to the cost of the Massachusetts Information Technology Center, a tax processing facility of the Department of Revenue and a data processing information system center for the Department and for certain other departments and agencies of the Commonwealth. The bonds bear interest at a variable rate, and under an interest rate swap agreement that was entered into at the time, MassDevelopment receives variable rate payments with respect to the full amount of the bonds and is obligated to make fixed rate payments in exchange therefor. Simultaneously with the issuance of the bonds, the Commonwealth entered into a 30-year lease, which provides for the payment of debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth or of MassDevelopment and are subject to annual appropriation by the Legislature. As of December 31, 2007, such bonds were outstanding in the aggregate principal amount of $67.25 million. As of April 16, 2008, there had been failed auctions with respect to such bonds, which were issued as auction-rate securities. As of April 16, 2008, the Commonwealth was considering refinancing options.

Route 3 North Transportation Improvements Association Commonwealth Lease Revenue Bonds. In August 2000, the Route 3 North Transportation Improvements Association issued approximately $394.3 million of lease revenue bonds to finance the reconstruction and widening of a portion of state Route 3 North. In May 2002, the Route 3 North Transportation Improvements Association issued approximately $312.7 million of additional lease revenue bonds, $305.6 million of which were issued as refunding bonds. In connection with the financing, the Commonwealth leased the portion of the highway to be improved to the Association, and the Association leased the property back to the Commonwealth pursuant to a sublease. Under the sublease the Commonwealth is obligated to make payments equal to the debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. On May 9, 2007, the Commonwealth sold general obligation bonds to refund approximately $53.4 million of the lease revenue bonds. As of January 2, 2008, the Route 3 North Transportation Improvements Association had $376.5 million of such lease revenue bonds outstanding, of which $82.5 million were fixed-rate bonds and $294 million were variable-rate bonds with an associated interest rate swap agreement. As of April 16, 2008, there had been failed remarketings with respect to the variable-rate bonds, and the counterparty under the associated interest rate swap agreement had asserted that it was no longer obligated to pay the Association’s interest costs on the bonds but rather variable payments related to a taxable index. The net effect would be to expose the Association to basis risk and potentially to increased costs. The Association is also potentially liable for payments due under a debt service deposit agreement that should have been partially terminated at the time of the May 9, 2007 refunding but was not. As of April 16, 2008, the Commonwealth has indicated that it is considering refinancing options for the bonds. In 2005, the developer of the project submitted a request for equitable adjustment pursuant to the development agreement between the developer, the Executive

Office of Transportation and Construction and the Massachusetts Highway Department. As of April 16, 2008, the parties were negotiating whether an adjustment was warranted, and if so, the amount of the appropriate adjustment.

Saltonstall Building Redevelopment Corporation Project. In May 2002, MassDevelopment issued $195.8 million of lease revenue bonds pursuant to an agreement to loan the proceeds of the bonds to the MassDevelopment/Saltonstall Building Redevelopment Corporation (“MSBRC”). The loan was used to finance the redevelopment of the Saltonstall State Office Building. Under the provisions of the legislation relating to the building’s redevelopment, the building was leased to MSBRC for a term of up to 50 years, with extension terms permitted for an aggregate of 30 more years. MSBRC is obligated to pay $2.45 million per year to the Commonwealth for the lease. Due to lower than anticipated cash flow and required priority funding of the project reserve, rent and interest payments to the Commonwealth have accrued in the amounts of $4.49 million and $226,053, respectively, as of December 31, 2007. Rent payments will commence once the project reserve fund is replenished to $5 million, which is anticipated for late fiscal year 2008. MSBRC has renovated the building and subleased half of it back to the Commonwealth for office space and related parking (for a comparable lease term), in respect of which sublease the Commonwealth makes sublease payments to MSBRC. The remainder of the building has been redeveloped as private office space, as well as private housing units and retail establishments. The obligations of the Commonwealth under the office sublease do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s full year costs include $7.065 million per year of base rent and parking space rent for the first five years, after which the parking space rent may be adjusted for fair market value every five years. In addition, the Commonwealth’s estimated pro-rata share of office operating expense reimbursements have been escalating at 3% per year, and the Commonwealth’s replacement reserve contribution has been calculated at $.21 per rental square foot per year. As of December 31, 2007, MSBRC had $193.96 million of such lease revenue bonds outstanding for the Saltonstall Building redevelopment project. As of April 16, 2008, the Commonwealth was considering refinancing options.

Long-Term Operating Leases and Capital Leases. In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles.

Contingent Liabilities

Massachusetts Bay Transportation Authority. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds and notes through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of January 2, 2008, the Massachusetts Bay Transportation Authority had approximately $1.3 billion of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $198 million to $175 million through fiscal 2013 and declining thereafter.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. The Steamship Authority operates passenger ferries to Martha’s Vineyard and Nantucket. The Steamship Authority issues its own bonds and notes. Commonwealth support of the bonds and notes of the Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to such entity and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority (current expenses, including debt service, minus current income). As of April 16, 2008, the Steamship Authority was self-supporting, requiring no net cost of service or contract assistance payments. As of January 2, 2008, the Steamship Authority had approximately $60 million of bonds outstanding and no notes outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

University of Massachusetts Building Authority and Massachusetts State College Building Authority. These higher education building authorities, created to assist institutions of public higher education in the Commonwealth, have outstanding bonds which are guaranteed as to their principal and interest by the Commonwealth. The guaranty is a general obligation of the Commonwealth for which its full faith and credit is pledged. In addition to such guaranty, certain revenues of these authorities, including dormitory rental income and student union fees, are pledged to their respective debt service requirements. As of January 2, 2008, the University of Massachusetts Building Authority had approximately $25.7 million of Commonwealth-guaranteed debt outstanding, and the Massachusetts State College Building Authority had approximately $54 million of Commonwealth-guaranteed debt outstanding. Under its enabling act, the Massachusetts State College Building Authority is not permitted to issue any additional Commonwealth-guaranteed debt. As of April 16, 2008, the Commonwealth noted that the University of Massachusetts Building Authority may have outstanding up to $200 million in Commonwealth-guaranteed debt and expected to issue additional Commonwealth-guaranteed debt in the principal amount of $26.57 million on April 24, 2008 and in the approximate principal amount of $147 million in the near future.

Massachusetts Housing Finance Agency (“MassHousing”). MassHousing is authorized to issue bonds to finance multi-family housing projects within the Commonwealth and to provide mortgage loan financing with respect to certain single-family residences within the Commonwealth. Such bonds are solely the obligations of MassHousing, payable directly or indirectly from, and secured by a pledge of, revenues derived from MassHousing’s mortgage on or other interest in the financed housing. MassHousing’s enabling legislation also permits the creation of a capital reserve fund in connection with the issuance of such bonds. No single-family housing bonds secured by capital reserve funds are outstanding, and no such bonds have been issued by MassHousing since 1985. As of December 31, 2007, MassHousing had outstanding approximately $387.2 million of multi-family housing bonds secured by capital reserve funds. Any such capital reserve fund must be in an amount at least equal to the maximum annual debt service in any succeeding calendar year on all outstanding bonds secured by such fund. All such capital reserve funds are maintained at their required levels. If amounts are withdrawn from a capital reserve fund to pay debt service on bonds secured by such fund, upon certification by the chairperson of MassHousing to the Governor of any amount necessary to restore the fund to the above-described requirement, the Legislature may, but is not legally bound to, make an appropriation in such amount. As of April 16, 2008, no such appropriation had been necessary.

Massachusetts Turnpike Authority. Because of costs to the Turnpike Authority related to certain swaptions, officials at the Authority have asked the Commonwealth to consider guaranteeing certain refunding bonds that the Authority proposes to issue. In 2001, the Turnpike Authority entered into certain contracts with UBS AG (“UBS”), giving UBS the right to enter into five separate interest rate swap agreements (the “UBS swaptions”) with the Turnpike Authority. The UBS swaptions have an aggregate notional amount of $800 million and pertain to an equal amount of outstanding Turnpike Authority bonds. Two of the UBS swaptions were exercised by the counterparty and became effective on January 1, 2008 in the aggregate notional amount of $126,725,000, and a third UBS swaption was exercised and will become effective on July 1, 2008 in the notional amount of $207,665,000. The two remaining UBS swaptions, if exercised on the next possible exercise date, would take effect on January 1, 2009. As of April 16, 2008, the Turnpike Authority believed it was likely that UBS would exercise the remaining swaptions if then-current market conditions continued. These UBS swaptions and related interest rate swap agreements provide for the Turnpike Authority to make fixed-rate payments to the counterparty and to receive variable-rate payments from the counterparty. In 2002, the Turnpike Authority also entered into five additional swaptions with Lehman Brothers Special Financing Inc., which mirror the notional amounts and maturities of the swaptions described above (the “Lehman swaptions”) and, if exercised, provide for the Turnpike Authority to make variable-rate payments to the counterparty and to receive fixed-rate payments from the counterparty. As of April 16, 2008, the Lehman swaptions had not been exercised. It was originally expected in 2001 that if any UBS swaptions were exercised, the Turnpike Authority would refund the related fixed-rate bonds with variable-rate bonds, and a commitment for bond insurance was purchased from Ambac Assurance Corporation (“Ambac”) in 2001 to insure the anticipated refunding bonds. As of April 16, 2008, as a result of the recent adverse market conditions in the municipal bond market, the recent reassessments of the ratings of all municipal bond insurers, including the downgrade of Ambac’s credit rating by Fitch Ratings and the Turnpike Authority’s own underlying financial condition and credit ratings, the Turnpike Authority had been unable to refund the bonds related to the UBS swaptions that had taken effect. As a result, it has continued to pay interest on its outstanding fixed-rate bonds and a synthetic fixed rate to UBS, while receiving only a variable rate on the related UBS swaptions. In light of market conditions as of April 16, 2008 and the ongoing cost of carrying the arrangement, officials at the Turnpike Authority have asked the Commonwealth to consider guaranteeing the proposed refunding bonds. Such an arrangement would enable the Turnpike Authority to access the bond market and to significantly reduce or eliminate the net incremental interest expense it has been incurring since January 1, 2008. Legislative authorization would be needed in order for the Commonwealth to guarantee these Turnpike Authority bonds. The Patrick administration supports the request and has been discussing the possibility of guaranteeing these Turnpike Authority bonds with members of the Legislature. It is not certain whether any such arrangement will be approved by the Legislature.

Authorized But Unissued Debt

General obligation bonds of the Commonwealth are authorized to correspond with capital appropriations. Over the last decade, the Commonwealth has typically had a large amount of authorized but unissued debt. However, the

Commonwealth’s actual expenditures for capital projects in a given year relate more to the capital needs which the Commonwealth determines it can afford to finance in such year than to the total amount of authorized but unissued debt.

Authorized but unissued debt is measured in accordance with the statutory basis of accounting, which is different from GAAP. Only the net proceeds of bonds issued (exclusive of underwriters’ discount, costs of issuance and other financing costs) are deducted from the amount of authorized but unissued debt. Therefore, the change in authorized but unissued debt at the end of any fiscal year is not intended to correlate to the change in the principal amount of debt outstanding as measured and reported in conformity with GAAP.

There is $38 million of authorized but unissued debt under Chapter 33 of the Acts of 1991 that can only be issued as special obligation bonds secured by receipts in the Commonwealth’s Highway Fund. In addition, several of the statutes authorizing general obligation bonds for transportation purposes also authorize such bonds to be issued as special obligation highway bonds, at the discretion of the Governor and the State Treasurer.

COMMONWEALTH REVENUES

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Highway Fund and other operating budgeted funds. For purposes of this disclosure, these funds will be referred to as budgeted operating funds, and revenues deposited in such funds will be referred to as budgeted operating revenues. In fiscal 2007, on a statutory basis, approximately 64.4% of the Commonwealth’s budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 21.6% of such revenues, with the remaining 14% provided from departmental revenues and transfers from non-budgeted funds. The measurement of revenues for the budgeted operating funds on a statutory basis differs from governmental revenues on a GAAP basis. The Commonwealth’s executive and legislative branches establish the Commonwealth’s budget using the statutory basis of accounting.

State Taxes

The major components of state taxes are the income tax, which was projected to account for approximately 59.5% of total tax revenues in fiscal 2008, the sales and use tax, which was projected to account for approximately 20.4%, and the corporations and other business and excise taxes (including taxes on insurance companies, financial institutions and public utility corporations), which were projected to account for approximately 11.4%. Other tax and excise sources were projected to account for the remaining 8.5% of total fiscal 2008 tax revenues.

Effects of Tax Law Changes. During fiscal 2002 and fiscal 2003, legislation was implemented that had the net effect of reducing revenues by decreasing income tax rates or increasing or establishing various deductions and credits. In addition, several administrative changes were implemented that reduced revenues. During fiscal 2003, legislation was implemented that reversed or delayed some of the previous tax reductions, and implemented increases in other taxes. The incremental net effect of these tax law and administrative changes (relative to the immediately preceding fiscal year) was estimated by the Department of Revenue to have been a reduction of approximately $700 million of fiscal 2002 revenues. In fiscal 2003, tax law changes (including the so-called loophole closing measures described below) were estimated to have increased revenue collections by a net amount of approximately $1.005 billion. The Department of Revenue estimated that in fiscal 2004, the impact of tax law and administrative changes (including the non-recurrence of some fiscal 2003 revenues from certain loophole closings and that year’s tax amnesty program) was to reduce tax collections by approximately $110 million compared to fiscal 2003. The Department of Revenue estimated that tax law changes increased tax collections by approximately $31 million in fiscal 2005 compared to fiscal 2004, reduced tax collections by approximately $154 million in fiscal 2006 compared to fiscal 2005, reduced tax collections by approximately $113 million in fiscal 2007 compared to fiscal 2006 and would reduce tax collections by approximately $48 million in fiscal 2008 compared to fiscal 2007.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rate on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

Prior to January 1, 1999, a different rate was applied to “Part A” income (generally, interest and dividends) and “Part B” income (generally, “earned” income from employment, professions, trades, businesses, rents and royalties). The rate on Part A income was 12% prior to January 1, 1999; it was reduced to 5.95% as of January 1, 1999 and as of January 1, 2000

is the same as the rate on Part B income. The rate on Part B income was 5.95% prior to January 1, 2000, when it was reduced to 5.85%. The rate on Part B income was reduced to 5.6% on January 1, 2001 and to 5.3% on January 1, 2002 by an initiative petition approved by Massachusetts voters on November 7, 2000. This initiative petition also mandated a reduction in the Part B rate to 5.0% on January 1, 2003.

Legislation enacted in July 2002 made several changes to the state income tax. These included a delay of the scheduled Part B tax rate reduction from 5.3% to 5.0% for at least four years, suspension of the deduction for charitable contributions and a 25% reduction in personal exemptions. This legislation also changed the tax structure for long-term capital gains (i.e., capital gains on assets held for more than one year). Prior to the legislation, long-term capital gains were taxed at rates ranging from 0% to 5%, depending on how long the asset had been held before sale. Effective January 1, 2003, long-term capital gains are taxed at the Part B income tax income rate, which was 5.3% as of April 16, 2008.

The 2002 legislation also included a mechanism by which the tax year 2001 personal exemptions and charitable deductions could be gradually restored, and the tax rate on Part B income could be gradually reduced to 5.0%, contingent upon “baseline” state tax revenue growth (i.e., revenue growth after factoring out the impact of tax law and administrative processing changes) growing by 2% more than the rate of inflation for state and government purchases. Specifically, the personal exemption would be restored in four equal annual increases, contingent upon sufficient tax revenue growth in the immediately preceding fiscal year. Commencing in the year following the final personal exemption increase, the personal income tax rate would be reduced from 5.3% to 5.0% in six equal annual reductions of 0.05%, again contingent on sufficient revenue growth in each preceding fiscal year. In the tax year following that in which the personal income tax rate was reduced to 5.0%, the charitable deduction would be restored. In fiscal 2002 and 2003, tax revenue growth was such that personal exemptions remained at 2002 levels for tax years 2003 and 2004, respectively. In fiscal 2004, fiscal 2005, fiscal 2006 and fiscal 2007, baseline tax revenue growth was sufficient to trigger an increase in the personal exemptions for tax years 2005, 2006, 2007 and 2008, respectively, with the fiscal 2008 increase being the final of the four under the 2002 legislation. Based on the January 8, 2008 fiscal revenue estimate, fiscal 2008 tax revenue growth was not projected to be sufficient to trigger a decrease in the income tax rate in tax year 2009. However, through May 2008, year-to-date fiscal 2008 inflation-adjusted baseline tax revenue growth was 4.4% higher than during the same period in fiscal 2007; the Commonwealth has projected that, if sustained for the full fiscal year, such growth would be sufficient to trigger a decrease in the income tax in tax year 2009, which would result in a reduction in fiscal 2009 tax revenues of $50 million to $60 million.

On December 5, 2007, a voter initiative petition was filed with the Secretary of State with the requisite number of voter signatures which would reduce the state personal income tax rate to 2.65% for all categories of taxable income for the tax year beginning on or after January 1, 2009 and eliminate the tax for all tax years beginning on or after January 1, 2010. The Legislature did not act by May 7, 2008 on the initiative petition. If the petition’s supporters have collected an additional 11,099 signatures by July 2, 2008, the petition will appear on the November 2008 ballot.

Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible property (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

Sales tax receipts from establishments that first opened on or after July 1, 1997 and that are located near the site of the Boston Convention and Exhibition Center, sales tax receipts from retail vendors in hotels in Boston and Cambridge that first opened on or after July 1, 1997 and sales tax receipts from retail vendors located in the Springfield Civic and Convention Center or in hotels near the Springfield Civic and Convention Center that first opened on or after July 1, 2000 are required to be credited to the Convention Center Fund. As of enactment of the fiscal 2004 GAA, this fund is no longer included in the calculation of revenues for budgeted operating funds.

A portion of the Commonwealth’s receipts from the sales tax (other than the tax on meals) is dedicated through trust funds to the MBTA and MSBA. The amount dedicated to the MBTA is the amount raised by a 1% sales tax (not including meals), with an inflation-adjusted floor. A comparable amount, though without the floor, will be dedicated to the MSBA beginning in fiscal 2010, with lesser amounts dedicated to the MSBA from fiscal 2005 through fiscal 2009.

Legislation enacted in March 2003, July 2004 and November 2005 closed several so-called tax loopholes related to the sales tax. These included changes to the taxation of promotional advertising materials, goods delivered through “drop shipments,” items that are fabricated outside of Massachusetts but sold in the state and the taxation of downloaded software that is pre-written or “canned.” The Department of Revenue estimated that these changes resulted in additional tax collections of $20-23 million in fiscal 2005, $34-48 million in fiscal 2006 and $71-81 million on an annualized basis thereafter.

The federal Internet Tax Nondiscrimination Act, passed by the U.S. Congress in late 2004, expanded the definition of “internet access” and thus had the effect of exempting from Massachusetts sales tax telecommunications services purchased, used or sold by a provider of internet access for use in providing internet access to its customers. Such telecommunications services had been taxed for Massachusetts sales and use tax purposes when purchased by a provider of internet access. The Department of Revenue estimates that the impact of this legislation was to reduce revenues by approximately $13 million in fiscal 2006 and $20-25 million annually thereafter.

Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on net income for federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax are inclusive of a 14% surtax.

In general, corporations apportion their income to Massachusetts based on the proportion of payroll, property and sales within the Commonwealth, with sales being double-weighted. However, beginning January 1, 1996, legislation was phased in over five years establishing a “single sales factor” apportionment formula for the business corporations tax for manufacturing companies. The formula calculates a firm’s taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the prior formula that took other factors, such as payroll and property into account. Beginning January 1, 1997, legislation was phased in which sourced sales of mutual fund shares to the state of domicile of the purchaser instead of sourcing the sales to the state where the mutual fund provider bore the cost of performing services.

Legislation enacted in March 2003, July 2004 and November 2005 closed several so-called loopholes in the corporate and financial institutions tax structure. Among these were provisions dealing with real estate investment trusts, qualified subchapter S subsidiaries and payments to related parties for intangible expenses. Excluding provisions related to financial institutions, the Department of Revenue estimates that these changes increased revenues by approximately $25 million in fiscal 2003, $129 million in fiscal 2004, $150 million in fiscal 2005 and $173 million in fiscal 2006, and that revenues will be increased by $178 million annually thereafter. The fiscal 2009 budget recommendations filed by the Governor in January 2008 call for additional changes in the corporate tax structure which are, as of April 16, 2008, being considered by the Legislature.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%. Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust (“REIT”) distributions with respect to the dividends-received deduction, namely, that such distributions received by businesses subject to the corporate excise tax are not to be treated as dividends and that they have never been exempt or partially exempt from taxation. REIT distributions are subject to taxation at the recipient level. The Department of Revenue estimates that this change resulted in additional tax revenues of approximately $160-180 million for fiscal 2003, most of which was the result of liabilities for prior tax years. The Department of Revenue estimates that the REIT legislation has resulted in revenue increases of $40-60 million in each of the ensuing fiscal years and will continue to yield approximately the same amount in future fiscal years.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums. Domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums plus a 14% surcharge, for an effective tax rate of 2.28%. Domestic companies also pay a 1% tax on gross investment income.

Other Taxes. Other tax revenues are derived by the Commonwealth from excise taxes on motor fuels, cigarettes, alcoholic beverages and deeds, among other tax sources. The excise tax on motor fuels is $0.21 per gallon. The tax on cigarettes was raised in fiscal 2003 from $0.76 per pack to $1.51 per pack; the same legislation also raised the tax rate on other types of tobacco products. The Department of Revenue estimates that this change resulted in additional revenue of approximately $185 million in fiscal 2003, $155-160 million in fiscal 2004 and $155 million in fiscal 2005 and thereafter. Legislation was enacted in March 2003 that allowed the Commissioner of Revenue to provide incentives for inheritance trusts to settle future obligations during fiscal 2003. Through this program, approximately $34 million was raised in fiscal 2004, but inheritance tax collections in subsequent years were reduced.

In 2001, the United States Congress made numerous changes to Internal Revenue Code provisions relating to the estate and gift tax. For the estates of decedents dying on or after January 1, 2002, federal law raised the exemption amount and phased out the amount of the allowable credit for state death taxes by 25% a year until the credit was eliminated in 2005. Because the Massachusetts estate tax, prior to such Congressional action, equaled the amount of the allowable federal credit for state death taxes, this federal change meant that the Massachusetts estate tax (known as a “sponge tax”) would have been phased out and eliminated. In October 2002, the Massachusetts estate tax was retained by “decoupling” the Massachusetts estate tax from the federal estate tax for decedents dying on or after January 1, 2003. The Massachusetts sponge tax is now tied to the Internal Revenue Code as in effect on December 31, 2000. These federal changes are estimated to have reduced fiscal 2003 collections by approximately $30-40 million, and the decoupling is estimated to have increased fiscal 2004 tax revenues by $40 million and fiscal 2005 tax revenues by $13 million in the first three months of fiscal 2005, when the effect of the phase-in was complete.

Tax Revenue Forecasting

Under state law, on or before October 15 and March 15 of each year, the Secretary of Administration and Finance is required to submit to the Governor and to the House and Senate Committees on Ways and Means estimates of revenues available to meet appropriations and other needs in the following fiscal year. On or before October 15, January 15 and April 15, the Secretary is required to submit revised estimates for the current fiscal year unless, in her opinion, no significant changes have occurred since the last estimate of total available revenues. On or before January 15 of each year, the Secretary is required to develop jointly with the House and Senate Committees on Ways and Means a consensus tax revenue forecast for the following fiscal year. Beginning in fiscal 2005, state finance law has required that the consensus tax revenue forecasts be net of the amount necessary to fully fund the pension system according to the applicable funding schedule, which amount is to be transferred without further appropriation from the General Fund to the Commonwealth’s Pension Liability Fund.

On December 13, 2007, the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means heard public testimony from representatives of the Department of Revenue, the Federal Reserve Bank of Boston, the Massachusetts Taxpayers Foundation and the Beacon Hill Institute. On January 8, 2008, the Secretary of Administration and Finance and legislative leaders announced agreement on a consensus fiscal 2009 tax revenue estimate of $20.987 billion, consistent with the testimony provided at the December hearing.

Based on these economic projections, fiscal 2009 tax collections were projected to grow by $762 million, or 3.8%, over fiscal 2008, with income tax collections growing by 5.8% actual and 6.0% “baseline” (“baseline” comparisons factor out the impact of tax law and administrative processing changes), sales tax growing by 3.3% actual and 2.7% baseline, corporate and business taxes declining by 3.3% actual and 3.2% baseline. There is usually a lag between a decline in corporate profits and when that decline is reflected in tax collections, which explains why corporate tax collections were projected to decline in fiscal 2009, even though corporate profits were expected to grow from the prior fiscal year.

Capital Gains Taxes. Income tax return data for tax year 2006 received through December 2007 (including data received subsequent to the consensus revenue estimate hearing) indicate that 2006 capital gains realizations were $28.7 billion, versus $26.4 billion in tax year 2005, an increase of 8.5%. Capital gains taxes grew from $1.513 billion in tax year 2005 to approximately $1.627 billion in tax year 2006 (2006 numbers are still preliminary), a 7.5% increase, and growth in capital gains taxes from tax year 2005 to 2006 were expected to reach about 10% once all tax returns had been received. On a fiscal year basis, fiscal 2007 capital gains taxes were estimated to have totaled about $1.668 billion (though no exact numbers are available on a fiscal year basis), an increase of $104 million, or 6.6%, from fiscal 2006.

Fiscal 2007 and Fiscal 2008 Tax Revenues

Fiscal 2007. Tax revenue collections for fiscal 2007 totaled $19.736 billion, an increase of $1.249 billion or 6.8% over fiscal 2006. The Commonwealth has indicated that the tax revenue increase of $1.249 billion over fiscal 2006 is attributable in large part to an increase of approximately $500.2 million, or 6.2%, in withholding collections, an increase of approximately $161.5 million, or 8.3%, in income tax estimated payments, an increase of approximately $275.8 million, or 16.3%, in income tax payments with returns and bills, an increase of approximately $61.1 million, or 1.5%, in sales and use tax collections, an increase of approximately $220.6 million, or 9.8%, in corporate and business collections and an increase of $51.3 million, or 2.9%, in miscellaneous tax collections. Fiscal 2007 tax collections exceeded the fiscal 2007 tax revenue estimate of $19.3 billion issued by the Executive Office for Administration and Finance on January 30, 2007 by $436.3 million.

Fiscal 2008. Tax revenue collections for the first nine months of fiscal 2008, ended March 31, 2008, totaled $14.391 billion, an increase of $820.8 million, or 6.0%, over the same period in fiscal 2007. Through March 2008, the year-to-date tax revenue increase of $820.2 million over the same period in the prior year is attributable in large part to an increase of approximately $378.5 million, or 5.8%, in withholding collections, an increase of approximately $317.4 million, or 23.7%, in income tax estimated payments, an increase of approximately $20.7 million, or 0.7%, in sales and use tax collections and an increase of $93.5 million, or 5.1%, in corporate and business tax collections, which are partially offset by changes in other revenues (net of refunds). Through March 2008, the year-to-date fiscal 2008 collections were $372 million above the benchmark estimate for the corresponding period, which was based on the fiscal 2008 consensus tax estimate of $20.225 billion; $218 million of the $372 million can be attributed to three one-time payments representing prior tax years’ liabilities received in February and March 2008 from disallowed tax shelters.

Federal and Other Non-Tax Revenues

Federal revenues are collected through reimbursements for the federal share of entitlement programs such as Medicaid and through block grants for programs such as Transitional Assistance to Needy Families (“TANF”). The amount of federal reimbursements to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance-of-effort spending level determined annually by the federal government. In fiscal 2007, federal reimbursements for budgeted operating activity amounted to $6.168 billion. Federal reimbursements for fiscal year 2008 were, as of April 16, 2008, projected to be $6.429 billion. The estimated fiscal 2008 federal reimbursement was reduced to reflect notices of deferred federal reimbursement in the amount of $50.9 million for S.122 payments (due to concerns of the Centers for Medicare and Medicaid Services regarding a payment methodology that is based on provider charges versus costs) as well as anticipated deferred federal reimbursement of $122.5 million for Medical Assistance Trust Fund payments that were made before the Commonwealth secured approval through its Medicaid State Plan.

Departmental and other non-tax revenues are derived from licenses, tuition, fees and reimbursements and assessments for services. For fiscal 2007, departmental and other non-tax revenues were $2.218 billion, budgeted departmental revenues were $1.6 billion, assessments were $158.6 million and other miscellaneous revenues, including investment income, were $448.7 million. The largest budgeted departmental revenues, assessments and miscellaneous revenues in fiscal 2007 included $423.9 million for Registry of Motor Vehicles fees, fines and assessments, $205 million from filing, registration and other fees paid to the Secretary of State’s Office, $171.9 million in housing authority and municipal payments on behalf of retired teachers to the Commonwealth for group health insurance, $73 million in tuition remitted to schools of higher education, $158.8 million from underground storage cleanup, deeds excise and other non-tax fees and remittances received by the Department of Revenue and $111.9 million in fees, fines and assessments charged by the court systems. For fiscal 2008, departmental and other non-tax revenues were estimated to be $2.403 billion.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for net transfers from the Lottery of $957.5 million, $985.2 million, $1.018 billion, $1.035 billion and $1.103 billion in fiscal 2003 through 2007, respectively, and, as of April 16, 2008, were estimated by the State Lottery Commission at $1.005 billion in fiscal 2008. Under state law, the net balance in the State Lottery Fund, as determined by the Comptroller on each September 30, December 31, March 31 and June 30, is to be used to provide local aid. The fiscal 2007 budget assumed total net transfers from the Lottery of $1.103 billion to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Funds, including Lottery administrative expenses and $920 million in appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the General Fund for the general activities of the Commonwealth. The assumed $1.103 billion figure was $119 million higher than the State Lottery Commission’s actual operating revenues for fiscal 2007, which were $984 million. However, the $920 million in local aid spending was distributed to municipalities. Consequently, a transfer of $119 million into the State Lottery Fund would be required to resolve this fund imbalance.

The fiscal 2008 budget assumed total net transfers from the Lottery of $1.129 billion to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund, including Lottery administrative expenses and $935 million in appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the General Fund for the general activities of the Commonwealth. The assumed $1.129 billion figure was $124 million higher than the State Lottery Commission’s projected operating revenues for fiscal 2008 of $1.005 billion. In order to distribute $935 million in local aid as required by the fiscal 2008 budget, as of April 16, 2008, a transfer of $124 million into the State Lottery Fund was projected to be necessary to resolve this fund imbalance for fiscal 2008, in addition to the $119 million transfer required to resolve the fiscal 2007 fund imbalance.

For fiscal 2009, as of April 16, 2008, the State Lottery Commission was projecting net transfers of $1.025 billion, which was estimated to result in $810.9 million of such transfers being available for local aid to cities and towns after paying Lottery administration expenses. As of April 16, 2008, the fiscal 2009 budget had not yet been finalized, but the

State Lottery Commission has stated that continuing spending requirements in the absence of available revenues would result in the State Lottery Fund, a non-budgeted fund, ending fiscal 2009 in a deficit position. The Governor proposed in his fiscal 2009 budget recommendations that cities and towns receive $810.9 million in aid from the Lottery funds (consistent with the State Lottery Commission’s projections) and an additional $124.2 million from the proceeds of sale of up to three casino gaming licenses that would be transferred to the State Lottery Fund pursuant to the Governor’s proposed legislation to authorize casinos in the Commonwealth. On March 10, 2008, legislative leaders announced agreement on a local aid resolution declaring the Legislature’s intent to provide the additional $124.2 million in local aid without regard to the sale of casino licenses. The local aid resolution was approved by the House of Representatives on March 12, 2008 and by the Senate on March 25, 2008. Lottery revenues through March 1, 2008 totaled approximately $3.1 billion, an increase of $179.8 million, or 6.1%, relative to the same period in 2007.

Tobacco Settlement. In November 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth’s allocable share of the base amounts under the agreement through 2025 is more than $8.3 billion, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments they are entitled to reduce future payments under the master settlement agreement, and certain manufacturers withheld payments to the states due in April 2006 and April 2007. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017.

Tobacco settlement payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the monies made available for appropriation. Beginning in fiscal 2003, however, the Commonwealth has appropriated the full amount of tobacco settlement receipts in each year’s budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of fiscal 2007. The fiscal 2008 budget established the State Retiree Benefits Trust Fund for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the state employees’ retirement system for health care and other non-pension benefits for retired members of the system. The State Retiree Benefits Trust Fund was funded in the fiscal 2008 budget through a $350 million transfer from the General Fund for the purpose of making expenditures for current retirees which, prior to fiscal year 2008, had been made from appropriations within the Group Insurance Commission. The fiscal 2008 budget required the Health Care Security Trust’s balance to be transferred to the State Retiree Benefits Trust Fund on or before June 30, 2008.

Limitations on Tax Revenues

Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

Tax revenues in fiscal 2003 through 2007 were lower than the “allowable state tax revenue” limit set by Chapter 62F and, as of April 16, 2008, were expected to be lower than the allowable limit in fiscal 2008.

Chapter 62F was amended by the fiscal 2003 and fiscal 2004 GAAs to establish an additional tax revenue limitation. The fiscal 2003 budget created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a Temporary Holding Fund to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year is to be held in the Temporary Holding Fund pending disposition by the Comptroller. The Comptroller is required to first use any funds in the Temporary Holding Fund to reimburse the Commonwealth Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal 2004 budget require that at the end of each fiscal year, the state comptroller must transfer remaining excess revenue from the Temporary Holding Fund back to the General Fund for inclusion in consolidated net surplus.

As of December 31, 2007, actual state tax revenue for fiscal 2008 had not exceeded the permissible state tax revenue limit set by Chapter 62F.

FISCAL 2008 AND FISCAL 2009

Fiscal 2008

The Legislature approved the fiscal 2008 budget on July 2, 2007, and it was approved by the Governor on July 12, 2007. The Governor vetoed $40.7 million of appropriations; as of April 16, 2008, the Legislature had overridden $36.9 million of these vetoes. The original budget appropriated $26.808 billion for the fiscal year, including $8.250 billion for Medicaid, $5.948 billion for education (excluding the school building assistance program), $2.074 billion for debt service and contract assistance and $10.536 billion for all other programs and services. The original budget increased Chapter 70 education funding to cities and towns by $220 million to $3.726 billion. The original budget also increased the distribution of lottery revenues to cities and towns to $935 million, an increase of $15 million over the fiscal 2007 level. Overall, local aid to cities and towns increased by 5.8% in the fiscal 2008 budget. Appropriations totaling $343.1 million in fiscal 2007 were authorized as prior appropriations continued (“PACs”), allowing these funds to be spent in fiscal 2008. As of June 3, 2008, approximately $249.8 million in supplemental appropriations had been approved in fiscal year 2008, with another $113.3 million pending in the Legislature. As of June 3, 2008, based on historical trends and fiscal 2008 spending to date, the Executive Office for Administration and Finance was anticipating approximately $206.5 million in reversions in fiscal 2008 ($45.4 million of which were anticipated to be carried forward into fiscal 2009) and approximately $146.6 million in deficiencies.

In addition to this spending in the budgeted operating funds, the Commonwealth has had significant “off-budget” expenditures in fiscal 2008 in the amounts of dedicated sales taxes transferred to the MBTA and MSBA, which were projected to be in the amounts of $756 million and $634.7 million, respectively.

The original fiscal 2008 budget relied on several one-time revenue sources, including a $240 million transfer from the Stabilization Fund to the General Fund, a transfer of not more than $75 million from the Stabilization Fund to the General Fund representing fiscal 2008 investment earnings in the Stabilization Fund and the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of fiscal 2008 tax revenues (approximately $100 million). The original fiscal 2008 budget also relied on $44 million of interest earnings from the Health Care Security Trust Fund. The fiscal 2008 budget approved by the Legislature proposed to transfer $150 million from the Health Care Security Trust to the General Fund to support fiscal 2008 spending.

The Governor had proposed to amend the budget to decrease the size of the Health Care Security Trust Fund transfer to $111.5 million, the amount which would have been required had his vetoes been sustained. On November 28, 2007, the Governor approved legislation providing for a $150 million transfer from the Health Care Security Trust to the General Fund.

On August 2, 2007, the Governor approved legislation establishing a sales tax holiday during the period August 11-12, 2007. The Department of Revenue has estimated that this legislation reduced fiscal 2008 sales tax collections by approximately $17.5 million.

On November 20, 2007, the Governor signed legislation appropriating $15 million for the Low Income Heating and Energy Program, which provides support to low-income families during the winter heating season.

On January 4, 2008, the Governor approved $56.9 million in supplemental appropriations, including $23.1 million to fund recently approved collective bargaining contracts, $10 million to fund health care costs at the Department of Corrections, $4.1 million for additional funding at the Department of Transitional Assistance, $3.5 million for relocation costs of the Middlesex District Attorney’s office and $16.2 million for other programs and services.

On March 21, 2008, the Governor approved $89.2 million in supplemental appropriations, including $70.4 million for incurred snow and ice removal costs at the Massachusetts Highway Department and the Department of Conservation and Recreation, $7.3 million to make a final payment for the outstanding balance on the judgment in Jane C. Edmonds v. Elaine L. Chao, $6 million to address a shortfall facing the regional transit authorities, $2.7 million to fund newly ratified collective bargaining contracts, $2.3 million for the Military Division, which had incurred a deficiency to support payroll and housing costs of National Guardsman deployed to the Pilgrim power plant for security services, and approximately $500,000 for other programs and services.

On April 4, 2008, the Secretary of Administration and Finance updated fellow secretaries and department heads in a memorandum concerning the Commonwealth’s fiscal condition for the balance of the 2008 fiscal year. Citing unexpected spending pressures and an awareness of concerns over the national economy, the Secretary instituted a number of spending controls designed to slow the rate of spending in the rest of the 2008 fiscal year. In the memorandum, the Secretary also stated that the administration is closely monitoring revenue collections and instituting procedures to implement spending reductions under Section 9C of Chapter 29 of the General Laws, if needed.

On April 15, 2008, the Governor filed legislation requesting new supplemental appropriations totaling $68.8 million, including $25.5 million to address the increasing welfare caseloads at the Department of Transitional Assistance and Department of Early Education and Care, $17.6 million for the Committee for Public Counsel Services and $13.1 million for incurred snow and ice removal costs at the Massachusetts Highway Department and the Department of Conservation and Recreation. The supplemental bill also authorizes the transfer of an additional $187.3 million to the Commonwealth Care Trust Fund, of which $153.1 million would be for the Commonwealth Care program and $15.7 million would be for the Health Safety Net Trust Fund. As of April 16, 2008, the Commonwealth anticipated that it would receive an additional $92.3 million in federal reimbursement due to the increased spending.

On May 23, 2008, the Governor filed legislation requesting new supplemental appropriations totaling $113.3 million, including $36 million for MassHealth caseload, payment rate and utilization increases that cannot be absorbed through savings in other areas within the MassHealth program, $29.4 million for the Group Insurance Commission to address increased costs for state employee health created by unanticipated utilization, $14.9 million for County Corrections to address deficiencies in the offices of six County Sheriffs, $10 million for increased caseloads at the Department of Social Services and the Department of Transitional Assistance and $2.4 million for the Department of State Police to address a cruiser fuel deficiency and overtime pay obligations.

On May 30, 2008, the Governor approved $84.3 million in supplemental appropriations, including $25.5 million to address the increasing welfare caseloads at the Department of Transitional Assistance and Department of Early Education and Care, $17.7 million for the Committee for Public Counsel Services, $10.3 million for incurred snow and ice removal costs at the Massachusetts Highway Department and the Department of Conservation and Recreation and $10.1 million for County Corrections. The supplemental bill also authorizes the transfer of an additional $187.3 million to the Commonwealth Care Trust Fund, of which $153.1 million would be for the Commonwealth Care Program and $15.7 million would be for the Health Safety Net Trust Fund. The bill also authorizes the transfer of $11.5 million to the State Retiree Benefits Trust Fund to support utilization of health care and other non-pension benefits for retired members of the system. The Commonwealth anticipates it will receive an additional $92.3 million in federal reimbursement due to the increased spending.

Tax Revenue Estimate Update. On October 30, 2007, as a result of a periodic review required by state finance law, the Executive Office for Administration and Finance increased the tax revenue estimate for fiscal 2008 by $399.7 million to $20.225 billion. The $20.225 billion estimate was confirmed when the fiscal 2009 consensus tax revenue estimate was announced on January 8, 2008.

Tax revenue collections for the first eleven months of fiscal 2008, ended May 31, 2008, totaled $18.617 billion, an increase of $1.174 billion, or 7.2%, over the same period in fiscal 2007. That increase is attributable in large part to an increase of approximately $435.7 million, or 5.5%, in withholding collections, an increase of approximately $340.6 million, or 20.9%, in income tax estimated payments, an increase of approximately $316.8 million, or 16.5%, in income tax payments with returns and extensions, an increase of approximately $24 million, or 0.6%, in sales and use tax collections, and an increase of $91.3 million, or 4.7%, in corporate and business tax collections, which are partially offset by changes in other revenues (net of refunds). As of May 31, 2008, the fiscal year 2008 collections were $632 million above the benchmark estimate for the corresponding period, which was based on the fiscal 2008 consensus tax estimate of $20.225 billion adjusted for subsequent tax law changes. Of this above-benchmark performance in revenues, $218 million was mainly due to large one-time payments of corporate and business taxes received in February and March 2008.

Fiscal 2009 Budget Proposals

On January 23, 2008, Governor Patrick filed his fiscal 2009 budget recommendations, providing for $28.165 billion in spending, based upon the fiscal 2009 consensus tax revenue figure of $20.987 billion.

Fiscal 2009 Structural Deficit. As of April 16, 2008, the Commonwealth’s fiscal 2008 budget of $26.808 billion relied on approximately $600 million of reserve transfers and $180 million of non-recurring revenues carried forward from fiscal 2007. In the aggregate, this means that a structural deficit of $780 million was the starting point for developing a fiscal 2009 budget that would maintain existing services and programs. This does not include spending pressure that has existed in fiscal 2008 from requests for supplemental funding and continued expansion of programs and services. The fiscal 2009 budget challenge has been compounded by the fact that there have been significant pressures on expenditures in fiscal 2009 for a relatively small number of cost items, including Medicaid, Chapter 70 education aid and others. Expenditures needed to provide the same level of services in fiscal 2009 as in fiscal 2008 were projected to grow by almost 6%, far exceeding the consensus tax revenue growth estimate of 3.8%. The structural deficit for fiscal 2008 together with the projected growth in costs exceeding revenues results in a fiscal 2009 projected shortfall of approximately $1.3 billion.

Closing the Structural Deficit. The Governor’s fiscal 2009 budget recommendations proposed closing the budget gap through $344 million in spending controls and reductions, an additional $297 million in revenues from proposed tax law changes (primarily in corporate taxes), $166 million in additional revenue generated through enhanced collection and enforcement measures, a $369 million transfer from the Stabilization Fund, $100 million by reforming the statutorily required deposit to said fund and utilizing $124 million in potential casino revenues to fill the projected Lottery shortfall.

Spending Controls and Reductions. The Governor’s fiscal 2009 budget recommendations hold growth in agency and program budgets by, in some cases, reducing maintenance levels of spending that result in aggregate gross cost savings of $479 million (net savings of $344 million after taking into account reduced federal reimbursements). The $344 million total is comprised of $51 million in savings generated through a reform of state employees’ contributions into the state health care system, $40 million in savings through the elimination of earmarks that existed in the fiscal year 2008 general appropriations act, $84 million in savings attributable to level funding of various program and agencies, and $168 million through cost control of the Commonwealth’s Medicaid program.

Implementation of the Recommendations of the Study Commission on Corporate Taxation. As of June 3, 2008, the Governor had filed companion legislation to his budget proposal to make changes in corporate tax laws. The bill would gradually reduce the business tax rate from 9.5% to 8.3%, while increasing revenues in fiscal 2009 and thereafter by requiring combined reporting (preventing strategies by multi-state businesses to shift income away from corporations doing business in Massachusetts to affiliates in low-tax jurisdictions, thus reducing their taxes paid in Massachusetts) and check-the-box conformity (preventing businesses from filing federal and other- state tax forms as corporations while claiming another status on their Massachusetts tax returns). The proposal would also limit the earned income tax credit to Massachusetts residents and apply the rooms tax to the retail price paid for a room rather than to the lower price paid by an intermediary reseller, as is currently the case. These tax law changes have been projected to generate $297 million of new revenue in fiscal 2009 and $452 million of new revenue in fiscal 2010. Once the proposed rate reduction to 8.3% is fully implemented in fiscal 2013, the increase in tax revenues from the Governor’s proposal is estimated to be $284 million. The House of Representatives and the Senate have passed different versions of this corporate tax reform bill, both adopting the main tax policy changes proposed by the Governor. Both versions would reduce the present 9.5% corporate tax rate in annual increments, the House to 7.5% by 2011 (subject to certain conditions), the Senate to 8.0% by 2012. Both versions would also similarly reduce the financial institutions tax rate from 10.5 to 9.0%. As of June 3, 2008, a legislative conference committee was resolving differences between the House and Senate bills.

Enhanced Revenue Collections. The Governor’s fiscal 2009 budget recommendations include $166 million in additional revenues which can be attributed to enhanced revenue and enforcement initiatives which include additional tax auditors ($60 million), new tobacco tax enforcement proposals ($33 million), increased wage enforcement efforts ($30 million), increased penalties on tax evaders ($25 million), a reduction in tax exemptions ($12 million) and more efficient recording of liens ($6 million).

Revised Stabilization Fund Policy. In addition to reforming the statutorily required deposit to the Stabilization Fund, the Governor has proposed, in his fiscal 2009 budget recommendations, a policy that would link budgeted transfers from the Fund to consensus tax revenue estimates. The proposed methodology for determining the appropriate Stabilization Fund amount to support the fiscal 2009 budget would be to transfer an amount from the Stabilization Fund that, together with the amount of estimated growth in fiscal 2009 tax revenues over the revised fiscal 2008 tax revenue estimate, would equal the historic annual average growth in actual state tax revenue collections over the last five fiscal years. As of April 16, 2008, the revised tax revenue estimate for fiscal 2008 was $20.225 billion, and the consensus revenue estimate for fiscal 2009 assumed 3.8% growth, or $762 million more than fiscal 2008 ($20.987 billion). Since the annual average growth in actual state tax revenues over the last five fiscal years was $1.131 million, the Stabilization Fund transfer proposed by the Governor for fiscal 2009 was $369 million.

Use of Casino Revenues to Fill the Lottery Shortfall. While experiencing tremendous growth over time, as of April 16, 2008, the State Lottery’s revenue growth had slowed moderately. In fiscal 2007 and fiscal 2008, lottery revenues were not sufficient to fully fund legislatively mandated distributions to municipalities made in anticipation of such revenues, and a similar deficit has been projected in fiscal 2009, totaling $124 million. Recognizing that communities are relying on $935 million in Lottery Funds to support local budgets, the Governor’s fiscal 2009 budget would use $124 million in casino licensing revenues, together with projected net lottery receipts of $811 million, to fund a total local aid distribution of $935 million in fiscal 2009. The Governor’s budget proposal assumes legislative approval of legislation filed by the Governor on October 11, 2007 to authorize the establishment of up to three resort casinos in the Commonwealth. On March 20, 2008, the House of Representatives referred the Governor’s casino legislation to a study committee, and, as of April 16, 2008, the legislation was not expected to receive further legislative consideration during the 2008 legislative session. On March 10, 2008, legislative leaders announced agreement on a local aid resolution declaring the Legislature’s intent to provide the additional $124.2 million in local aid without regard to casino licensing revenues. The local aid resolution was approved by the House of Representatives on March 12, 2008 and by the Senate on March 25, 2008.

Targeted Investments. The Governor’s fiscal 2009 budget recommendations increase funding for education by $368 million, including an additional $223 million for Chapter 70, $15 million for the universal pre-kindergarten program and $26 million for extended learning time grants. Increased funding is also included for public safety programs including an additional $4 million for municipal police grants, $4 million for the anti-gang violence grants known as Shannon Grants, $5 million for youth violence prevention grants and $2.5 million for the summer jobs program under the Executive Office of Labor and Workforce Development.

Tobacco Master Settlement Agreement Revenue. The fiscal 2008 budget did not specify how tobacco funds would be received and distributed by the Commonwealth in future years. The Governor’s fiscal 2009 budget recommendations propose to transition the deposit of tobacco payments into the State Retirees Benefit Trust Fund such that in fiscal 2009, 100% of tobacco payments would be deposited into the General Fund, and by fiscal 2013 10% would be directed to the General Fund while 90% would be deposited into the State Retirees Benefit Trust Fund. In April 2007, the Commonwealth received $243.3 million in tobacco settlement proceeds. This payment reflects a withholding of approximately $20 million due to the Non-Participating Manufacturer’s (NPM) adjustment. As of April 16, 2008, the Commonwealth has indicated that it is actively pursuing litigation to secure its right to receive the full amount of the April 2006 and April 2007 payments.

Companion Legislation. On the same day he filed his proposed fiscal 2009 budget, the Governor also filed legislation that proposes a restructuring of the offices of the seven sheriffs known as “county sheriffs” in an effort to create consistency and predictability in budgeting while also affording the sheriffs the ability to share in the Commonwealth’s economies of scale for items such as health insurance, pensions and general accounting systems. Massachusetts has fourteen sheriffs total, seven county sheriffs and seven “state sheriffs.” The proposed restructuring would bring the offices of the seven county sheriffs in line with those of the seven state sheriffs. Under the proposal, county sheriffs would each have their own line item for the operation of their department and all employees of county sheriffs would become state employees with state health insurance and pension benefits. All revenues previously collected by the various counties to fund the county sheriffs would be deposited into the General Fund, along with federal revenue associated with housing federal inmates. The Governor’s proposal does not assume savings to the state for fiscal 2009. However, the Governor anticipated savings through the use of the GIC for health insurance for the county sheriffs’ 2,800 employees in future years once the proposal is fully implemented and additional savings related to administrative efficiencies and the elimination of current maintenance-of-effort requirements. The Legislature’s Joint Committee on Public Safety has recommended further study of the Governor’s legislation.

On May 3, 2008, the House of Representatives approved its version of the fiscal 2009 budget. The House budget provided for $28.197 billion in spending, based upon the fiscal 2009 consensus tax revenue figure of $20.987 billion. The House budget assumed the use of $503 million transferred from the Stabilization Fund, the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of fiscal 2009 tax revenues (approximately $107 million), $285 million from a $1-per-pack increase in the cigarette tax and corporate tax reforms, $253 million generated through reductions in funding levels, savings and reforms and $166 million in additional revenues generated through enhanced collection and enforcement measures.

On May 22, 2008, the Senate approved its version of the fiscal 2009 budget. The Senate’s budget provided for $28.091 billion in spending, based upon the fiscal 2009 consensus tax revenue figure of $20.987 billion. The Senate budget assumed the use of $301 million transferred from the Stabilization Fund, the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of fiscal 2009 tax revenues (approximately $107 million), $472 million from a $1-per-pack increase in the cigarette tax and corporate tax reforms, $272 million generated through reductions in funding levels, savings and reforms and $157 million in additional revenues generated through enhanced collection and enforcement measures.

The differences between the House and Senate versions of the fiscal 2009 budget is expected to be reconciled by a legislative conference committee.

Cash Flow

A cash flow forecast for fiscal 2008 and fiscal 2009, dated May 30, 2008, has been released by the State Treasurer and the Secretary of Administration and Finance. The cash flow projection for fiscal 2008 was based on the fiscal 2008 budget signed into law on July 12, 2007 and includes the value of all vetoes and subsequent overrides as well as all prior appropriations continued into fiscal 2008 from the prior fiscal year. The cash flow projection also reflects all supplemental appropriations bills either filed or enacted that would affect the Commonwealth’s cash flow in fiscal 2008. It reflects authorized transfers between budgeted funds and certain reserve funds as provided for in the fiscal 2008 budget and in subsequent legislation. The fiscal 2008 projection is based on actual spending and revenue through April 30, 2008 and estimates for the remainder of fiscal 2008 as of April 30, 2008. The fiscal 2008 projection is based on a fiscal 2008 tax estimate of $20.225 billion. The gross tax figure includes $1.399 billion dedicated to the Commonwealth’s fiscal 2008 pension obligation, $756 million in sales tax revenues dedicated to the MBTA and $634.7 million in sales tax revenues dedicated to the MSBA, plus a $17.8 million payment made to the MBTA in October 2007 as an adjustment relating to the inflation-adjusted floor applicable to the prior fiscal year. The cash flow projection assumed a $315 million transfer from the Stabilization Fund and a transfer of $150 million from the Healthcare Security Trust Fund. This forecast also assumed an inflow of $292 million on April 15, 2008 pursuant to the tobacco master settlement agreement. As of June 3, 2008, the Commonwealth has indicated that it continues to actively pursue litigation to secure the right to receive the full amount of these payments.

The Commonwealth opened fiscal 2008 with a starting cash balance of $1.703 billion and as of June 3, 2008 was projected to end the year with a cash balance of 1.304 billion. The fiscal 2008 projection showed an overall decline in the non-segregated cash balance from $1.591 billion to $1.112 billion. The fiscal 2008 beginning balance was negatively affected by a $119.0 million shortfall between assumed and actual State Lottery operating revenues. Several factors explain the overall decline in the fiscal 2008 cash balance, including (i) the transfer of $92.8 million in fiscal 2007 surplus dollars, including interest earnings, to the Stabilization Fund, (ii) $228 million in general obligation bond proceeds received in May 2007 which were projected to be spent in fiscal 2008 and (iii) $441 million in reserved fiscal 2007 fund balances carried forward and authorized to be expended in fiscal 2008. In addition, the fiscal 2008 budget assumed total net transfers from the State Lottery of $1.129 billion, which was $124 million higher than the State Lottery Commission’s projected operating revenues for fiscal 2008 of $1.005 billion. In order to distribute $935 million in local aid to cities and towns as required by the fiscal 2008 budget, as of June 3, 2008, a transfer of $124 million was projected to be necessary to resolve this fund imbalance for fiscal 2008. The May 30, 2008 cash flow projection contemplated a projected $124 million shortfall in the Lottery funds. (As of that date, the Lottery fund was also carrying a fiscal 2007 deficit based on a $118.4 million difference between assumed total net transfers from the State Lottery of $1.011 billion and actual recorded Lottery revenues of $892.7 million.)

The Commonwealth’s cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in the need for short-term cash flow borrowings. The Commonwealth began fiscal 2008 with no short-term debt outstanding. The Commonwealth’s cash position in the second quarter of the 2008 fiscal year reflected a typical cycle of tightening in the second quarter of the fiscal year. As of April 16, 2008, the Commonwealth had liquidity support for a $1 billion tax-exempt commercial paper (“CP”) program for general obligation notes, through five $200 million credit lines due to expire in September 2008, June 2010, December 2010 (two lines) and November 2015, respectively. The Commonwealth had relied upon this $1 billion CP capacity for additional liquidity since 2002. Through its CP program, the Commonwealth borrowed $200 million in October 2007, $300 million in November 2007 and an additional $500 million in December 2007. Due to additional liquidity needs, the Commonwealth sold a revenue anticipation note (“RAN”) for $400 million on December 21, 2007 that was repaid on March 21, 2007 and sold another $400 million RAN on March 28, 2008 that was scheduled to be repaid on April 25, 2008. All short-term borrowings, including both commercial paper and RANs, must be repaid by the end of the fiscal year (June 30). As of April 16, 2008, the staffs of the State Treasurer’s office and of the Executive Office for Administration and Finance were studying the need for increased cash flow borrowings in fiscal 2009, which may include increasing the capacity of the CP program. Current CP capacity as of April 16, 2008 was not indexed to the growth of the operating budget and, therefore, had not grown in proportion.

The May 30, 2008 cash flow report included a projection for fiscal 2009. This projection was based on the Governor’s fiscal 2009 budget recommendations and did not reflect spending and revenue estimates included in the House and Senate versions of the fiscal 2009 budget that were pending as of June 3, 2008. The fiscal 2009 projections were also based on the Administration’s five-year capital investment plan published in August 2007. The Governor’s fiscal 2009 budget proposal was based on a gross tax estimate of $20.987 billion and appropriated a total of $28.165 billion. The Governor’s recommendations also included a proposal for $296.6 million of additional corporate tax revenues and a proposal for $166 million of additional revenues due to enhanced revenue and enforcement policies, to be implemented by the Department of Revenue. The gross tax figure included $1.465 billion dedicated to the Commonwealth’s pension obligations, $768 million in sales tax revenues dedicated to the MBTA and $702 million in sales tax revenues dedicated to the MSBA. The fiscal 2009 projection also included an inflow of $288.5 million on April 15, 2009 pursuant to the tobacco master settlement agreement.

As of June 3, 2008, the Commonwealth expected to issue $2 billion in bonds in fiscal 2009 to fund capital projects, including $1.625 billion for planned fiscal 2009 capital expenditures, $200 million to fund planned fiscal 2008 capital expenditures being carried forward into fiscal 2009 and approximately $175 million for the structurally deficient bridge program.

The projection for fiscal 2009 shows an overall decline in the non-segregated cash balance from $1.112 billion to $546.2 million. The fiscal 2009 budget assumed total net transfers from the State Lottery of $1.028 billion, which was an insufficient amount to fully fund local aid to cities and towns.

The projection for fiscal 2009 reflected a significant tightening in the Commonwealth’s cash position in the second quarter of the fiscal year, requiring a series of cash flow borrowings. As of June 3, 2008, as a preliminary estimate, cash flow needs were anticipated to require the issuance of revenue anticipation notes in the amount of $750 million in September 2008 in addition to the issuance of $1 billion of commercial paper in November and December 2008. All such cash flow borrowings would be required to be repaid by June 30, 2009.

The Commonwealth issued $1.5 billion in general obligation bonds to support capital spending in fiscal 2008. These funds were the result of two bond issues. In May 2007, the Commonwealth borrowed $228 million, and in August 2007, the Commonwealth borrowed an additional $1.3 billion and invested $1.2 billion of the proceeds in guaranteed investment contracts that were being drawn on monthly. The February 29, 2008 cash flow report projected that the full amount invested in these contracts would be expended by the end of fiscal 2008.

As of June 3, 2008, the Commonwealth continues to await approval of the Central Artery/Ted Williams Tunnel project finance plan by the U.S. Department of Transportation. Once approved, the Commonwealth would be able to draw increased federal funds now being withheld. Approval would also allow the expenditure of currently sequestered bond funds. As of June 3, 2008, spending continued on the project, funded with cash advances from the General Fund. The May 30, 2008 cash flow statement assumed receipt of the $162 million balance of federal funds by August 2008.

LEGAL MATTERS

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, as of June 3, 2008, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services

From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Ricci v. Okin, United States District Court, First Circuit Court of Appeals. Challenges by residents of five state schools for the retarded in the 1970s resulted in a consent decree, which required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. On May 25, 1993, the District Court vacated all consent decrees and court orders, replacing them with a final order requiring lifelong provision of individualized services to class members and imposing requirements regarding staffing, maintenance of effort (including funding) and other matters.

On July 14, 2004, a subset of plaintiffs filed a motion to reopen the case and enforce the final order of May 25, 1993, asserting various reasons why the Department of Mental Retardation is not in compliance with the 1993 final order, mostly relating to the Commonwealth’s plan to close the Fernald Developmental Center. On August 14, 2007, the District Court reopened the case, restored it to the active docket and ordered the Department to continue to offer Fernald Developmental Center as a residential placement option for its residents. The Department has appealed that order to the United States Court of Appeals for the First Circuit. If the Department is required to keep Fernald open indefinitely, additional operational, maintenance and infrastructure costs will possibly be in the millions of dollars.

Hutchinson et al v. Patrick et al., United States District Court, Western Division. This is a class action seeking declaratory and injunctive relief brought by two organizations and five individuals with brain injuries who are residents of various nursing facilities. Plaintiffs claim that they and a class of brain-injured individuals are entitled to, among other things, placement in community settings. Plaintiffs assert claims under the Americans with Disabilities Act, the Rehabilitation Act and the Medicaid Act. Plaintiffs filed their complaint on May 17, 2007 and filed an amended complaint on June 18, 2007. Defendants filed their answer to the amended complaint on July 16, 2007. Pursuant to the plaintiffs’ motion, which the defendants opposed, the District Court has certified a class of approximately 8,000 Massachusetts residents who at any time during the litigation are Medicaid-eligible; have suffered brain injury after the age of 22; and either reside in a nursing or rehabilitation facility or are eligible for admission to such a facility. As of June 3, 2008, the parties were engaged in settlement discussions. The potential fiscal impact of an adverse decision is unknown, but could be millions of dollars annually.

Rolland v. Patrick, United States District Court. This is a class action by mentally retarded nursing home patients seeking community placements and services that resulted in a settlement agreement. In July 2001, the District Court found that the Commonwealth had breached portions of the agreement and was in violation of certain legal requirements related to the provision of “active treatment” to class members. The United States Court of Appeals for the First Circuit affirmed the District Court’s order in January 2003. In April 2007, the District Court found that, despite a “tremendous amount of work,” and substantial improvement in the provision of services, the Commonwealth has not yet ensured that all class members receive active treatment. A court monitor was appointed to evaluate whether each class member is receiving active treatment. The parties initially reached a proposed settlement agreement, under which defendants would transfer 640 class members to community placements over the following four fiscal years and comply with the court’s active treatment orders with respect to any remaining class members. As of March 2008, the parties had reached a new settlement agreement under which 640 community placements would be created; placement of a class member in the community would take the place of any further obligation to provide “active treatment” to that individual. After a hearing, on May 22, 2008, the court found that the agreement was fair, reasonable and adequate, and approved it orally from the bench. The court has indicated that a written decision is to follow. This case carries the potential for a prospective increase in annual program costs of more than $20 million.

Health Care for All v. Romney et al., United States District Court. A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth’s administration of the MassHealth dental program. Specifically, the plaintiffs asserted that the Commonwealth’s administration of the dental program fails to comply with federal Medicaid law. On February 8, 2006, the District Court entered judgment against the state defendants on three counts of the plaintiffs’ third amended complaint with respect to MassHealth-eligible members under age 21. Pursuant to that judgment, the Commonwealth must develop and implement a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. Crucial aspects of the plan, including certain regulatory changes and the retention of a third-party administrator for the MassHealth dental plan, have already been implemented, but it is anticipated that additional program costs necessary to comply with the judgment will be incurred over the next several fiscal years. It is not possible, at this time, to accurately estimate the amount of likely future program costs that will be required to comply with the judgment.

Rosie D. et al. v. The Governor, United States District Court, Western Division. In a memorandum of decision dated January 26, 2006, the District Court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home- and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment (“EPSDT”) provisions of the Medicaid Act. On February 22, 2007, the District Court adopted the defendants’

proposed remedial plan, with some modifications, and, on July 16, 2007, entered judgment in accordance with that plan, as modified. The Commonwealth did not appeal from that judgment and has begun implementation of its remedial plan. The plan contemplates full implementation by June 30, 2009. The cost of implementation is likely to exceed $20 million. As of June 11, 2008, pending before the court were plaintiffs’ motion for $7 million in legal fees and plaintiffs’ motion to clarify whether children diagnosed as not having severe emotional disturbance can appeal that diagnosis.

Disability Law Center, Inc. v. Massachusetts Department of Correction et al., United States District Court. The Disability Law Center (“DLC”) filed suit against the Department of Correction (“DOC”) and various senior DOC officials, alleging that confining prisoners with mental illness in segregation beyond a short period violates the Eighth Amendment of the United States Constitution, the Americans with Disabilities Act and the Rehabilitation Act of 1973. DLC asks the court to enjoin DOC from confining mentally ill prisoners in segregation for more than one week and to require DOC to establish a maximum security residential treatment unit or units as an alternative to segregation. DLC has proposed a broad definition of mental illness, which, if adopted, would cover a large percentage of DOC’s segregation population. DLC’s counsel and consultants (a psychiatrist, a psychologist and a corrections specialist) have toured several DOC facilities and have interviewed numerous segregation inmates. As of June 13, 2008, discovery was ongoing. While DLC requests only injunctive relief, estimated increased program costs could amount to $24.8 million in the event of an adverse outcome.

Harper et al. v. Massachusetts Department of Transitional Assistance, United States District Court. This lawsuit was filed by four individuals seeking to represent a class of indigent disabled individuals who apply for or receive subsistence-level cash and/or food stamp benefits from the Department of Transitional Assistance. Plaintiffs allege that the Department’s practices and policies with respect to processing applications for benefits, notifying recipients of changes in benefits and identifying applicants or recipients with disabilities fail to make reasonable accommodations for applicants and recipients with disabilities, and therefore violate the Americans with Disabilities Act and the Rehabilitation Act of 1973. Plaintiffs seek systemic changes to the Department’s policies for processing benefits applications, notifying applicants or recipients of benefit awards or changes and making disability determinations. The Department has answered the complaint, and the parties will soon engage in class certification practice and commence discovery. Though the suit is in its incipient stages and the existence and scope of liability are contested, the cost of implementing the changes demanded by the plaintiffs could be millions of dollars.

Medicaid Audits and Regulatory Reviews

In re: Disallowance by the U.S. Department of Health and Human Services Centers of Medicare and Medicaid Services (Targeted Case Management). On March 20, 2008, the Centers for Medicare and Medicaid Services (“CMS”) issued a notice of disallowance of $86,645,347 in Federal Financial Participation (“FFP”). As the basis for the disallowance, CMS cited the final findings of an audit conducted by the Office of the Inspector General (“OIG”) of the U.S. Department of Health and Human Services regarding Medicaid targeted case management claims for children in the target group of abused or neglected children involved with the Department of Social Services. The Commonwealth is appealing the CMS disallowance to the Departmental Appeal Board of the U.S. Department of Health and Human Services.

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The federal Health Care Financing Administration (now CMS) asserted in June, 2000 that the portion of the Medicaid program funded by the Commonwealth’s Uncompensated Care Pool might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth’s assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund. The Commonwealth believes that the assessments are within the federal law pertaining to health care-related taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. The Commonwealth has collected an estimated $4.496 billion in acute hospital assessments since 1990 and an estimated $1.397 billion in surcharge payments since 1998. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states. New federal regulations on health care-related taxes take effect on April 22, 2008.

In re: Deferral of 2005 MassHealth acute hospital supplemental payments. In March, 2006, CMS deferred payment of claims for FFP totaling almost $52.5 million. This amount represents the federal share of the portion of MassHealth supplemental payments to Boston Medical Center (“BMC”), Cambridge Health Alliance (“CHA”) and UMass Memorial Health Care, Inc. (“UMMHC”), hospitals attributable to dates of service in or before fiscal 2003. CMS released $16.4 million in FFP for payments to BMC and CHA and is holding $27 million in FFP for payments to UMMHC pending resolution of the OIG audit. EOHHS returned $9 million in FFP based on its own update of projected payment limits.

In re: Deferral of 2007 MassHealth acute hospital supplemental payments. In October and December 2007, CMS deferred payment of claims for FFP totaling approximately $51 million. This amount represents the federal share of the portion of state fiscal year 2007 MassHealth Safety Net Care supplemental payments to BMC and CHA that exceed the hospitals’ costs, but are below their charges. MassHealth submitted its response to CHA on February 7, 2008.

In re: Audit by the U.S. Department of Health and Human Services Office of the Inspector General (UMMHC hospital supplemental payments). The OIG is auditing MassHealth supplemental payments made to the UMass Memorial Health Care hospitals in 2004 and 2005. In a draft report, the OIG identified an overpayment of $40 million in FFP based on the allowability of hospital-based physician services. As of April 16, 2008, the OIG was reconsidering its findings.

Taxes

There are several tax cases pending that could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of March 31, 2008, approximately $139 million in contingent liabilities exist in the aggregate in tax cases pending before the Appellate Tax Board, Appeals Court or Supreme Judicial Court. These contingent liabilities include both taxes and interest. Several cases comprise a sizeable share of these liabilities.

TJX Companies v. Commissioner of Revenue (“TJX I” & “TJX II”), Appellate Tax Board, Appeals Court. In TJX II, the taxpayer is challenging a tax liability of approximately $17 million (including interest) at the Appellate Tax Board arising from the Commissioner’s disallowance of deductions for various royalty payments and interest taken in connection with transactions between several subsidiaries of the taxpayer. The Appellate Tax Board decided TJX I in favor of the Commissioner in 2006 and, on August 15, 2007, issued a 112-page report, affirming the taxpayer’s liability of approximately $24 million, but also requiring a refund of approximately $1.8 million, which has been made. According to the statement of agreed facts submitted to the Appellate Tax Board in TJX I, the amount in dispute, exclusive of interest, was approximately $9.8 million. According to the Appellate Tax Board decision, the amount of the abatement granted was $840,731. TJX has appealed the Board’s decision. The Board had stayed TJX II pending the outcome of TJX I, although the facts and circumstances of each are slightly different.

MBNA America Bank v. Commissioner of Revenue, Greenwood Trust Company v. Commissioner of Revenue, Providian National Bank v. Commissioner of Revenue, Appellate Tax Board; Capital One Bank and Capital One F.S.B. v. Commissioner of Revenue, Supreme Judicial Court. These are claims under the Commerce Clause of the United States Constitution challenging the application of the financial institutions excise to certain credit card companies. The total potential refund in these cases is approximately $25 million. In Capital One Bank, the Board rejected the claims and upheld the excise. As of June 3, 2008, the Supreme Judicial Court is scheduled to hear Capital One’s appeal in October 2008.

Philip DeMoranville and others v. Commonwealth of Massachusetts, Suffolk Superior Court. Plaintiff on his own behalf, and on behalf of similarly situated taxpayers, challenges a 2005 statute that authorizes the abatement of approximately $200 million in capital gains taxes, alleging that the Legislature’s determination that no interest shall be paid on the refunds is unconstitutional. Should the plaintiff prevail, the total potential refund could be approximately $56 million. On May 15, 2008, the Commonwealth served a motion to dismiss the complaint for failure to state a claim upon which relief could be granted.

Fleet Funding, Inc. and Fleet Funding II, Inc. v. Commissioner of Revenue, Appeals Court. Appellants seek an abatement of financial institution excise tax for the year 1999. The issues include whether the Commissioner of Revenue properly disregarded, as a sham, transactions undertaken by the Fleet Funding entities to avoid Massachusetts taxation of interest on real estate loans. The Appellate Tax Board issued findings of fact and a report for the Commissioner on February 21, 2008. The Commissioner has collected approximately $53 million as a result of this decision, which must be refunded if the appellants prevail on appeal.

Other Revenues

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al. (2003 NPM Adjustment). This matter arises under the Tobacco Master Settlement Agreement (“MSA”), entered into in 1998, that settled litigation and claims by Massachusetts and 45 other states, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, American Samoa and the Northern Marianas (collectively, the “States”), against the major tobacco manufacturers. Under the MSA, payments made by the Original Participating Manufacturers (“OPMs”) and Subsequent Participating Manufacturers (collectively the “Participating Manufacturers” or “PMs”) are subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturer (“NPM”) Adjustment, which can be triggered if the OPMs suffer a specified market share loss as compared to the OPMs’ market share during the base year 1997. Because the OPMs did suffer the requisite market share loss in 2003, the OPMs are seeking to reduce, by $1.1 billion (or 18.6%), the $6.2 billion payment they made to the States for 2003. Under the MSA, a nationally recognized economic firm selected jointly by the States and the OPMs must make a determination that “the disadvantages experienced” by the PMs as a result of complying with the MSA were “a significant factor contributing to the Market Share Loss” for 2003. The States can still avoid the $1.1 billion adjustment if it is determined that the States “diligently enforced” their individual NPM Escrow Statutes. The Significant Factor Determination (SFD) proceeding got underway in June 2005. The economic firm issued its final determination on March 27, 2006 and found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ market share loss in 2003. Immediately following the firm’s determination, the OPMs requested that the Independent Auditor appointed pursuant to the MSA issue an adjustment to their April 2006 annual MSA payment in the amount of $1.1 billion which would have reduced the initial 2006 payout to Massachusetts by approximately $45-50 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the States had diligently enforced their escrow statutes during 2003. Philip Morris paid its entire April 2006 annual MSA payment, but R.J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2006 payout to Massachusetts by approximately $30 million.

On April 18, 2006, upon the PMs’ withholding of the payment due April 17, 2006, the Commonwealth filed an emergency motion in Superior Court seeking immediate payment of the disputed amount and a judicial declaration that Massachusetts diligently enforced its qualifying statute during 2003. The PMs cross-moved to compel arbitration. On June 22, 2006, the Superior Court allowed the PMs’ motion to compel arbitration of the diligent-enforcement dispute and dismissed the Commonwealth’s complaint. The Commonwealth appealed the Superior Court’s order, and the Supreme Judicial Court allowed its application for direct appellate review. On April 23, 2007, the Supreme Judicial Court affirmed the Superior Court’s order dismissing the Commonwealth’s motion and compelling arbitration of the diligent enforcement dispute. The Supreme Judicial Court did not resolve the merits of the diligent enforcement dispute, leaving that determination to a panel of arbitrators selected in accordance with the terms of the MSA. As of April 16, 2008, no arbitration panel had been selected, and no arbitration proceeding had been scheduled.

If the Commonwealth prevails in establishing that it diligently enforced its NPM escrow statute during 2003, then it will be immune from any potential NPM adjustment that the Independent Auditor may be required to make, and the approximately $30 million in withheld payments will have to be released to the Commonwealth. If, on the other hand, the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the Commonwealth’s 2003 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2004 NPM Adjustment) The SFD proceeding for a 2004 NPM Adjustment commenced in May 2006. Because the OPMs did suffer the requisite market share loss in 2004, the OPMs are seeking to reduce, by approximately $1.1 billion, the MSA payments they made to the States for 2004 sales. In February, 2007, the economic firm found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ market share loss in 2004. Immediately following the firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2007 annual MSA payment in the amount of $1.1 billion, which would have reduced the initial 2007 payout to Massachusetts by approximately $45-50 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the States had diligently enforced their escrow statutes during 2004. Philip Morris paid its entire April 2007 annual MSA payment, but R. J. Reynolds and Lorillard withheld their portion of the NPM Adjustment which reduced the initial 2007 payout to Massachusetts by approximately $30 million. Consistent with the procedures outlined above, the States can avoid the 2004 NPM Adjustment if it is determined that the States “diligently enforced” their individual NPM escrow statutes. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the Commonwealth’s 2004 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2005 NPM Adjustment) The SFD proceeding for a 2005 NPM Adjustment commenced in May 2007. Because the OPMs did suffer the requisite market share loss in 2005, they are seeking to reduce, by approximately $709 million, the MSA payments they made to the states for 2005 sales. In February 2008, the firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2005 market share loss. Immediately following the firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2008 annual MSA payment in the amount of $709 million, which would have reduced the initial 2008 pay-out to Massachusetts by approximately $28-30 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the states had diligently enforced their escrow statutes during 2005. Philip Morris paid its entire April 2008 annual MSA payment, but R.J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2008 payout to Massachusetts by approximately $20 million. Consistent with the procedures outlined above, the States can avoid the 2005 NPM Adjustment if it is determined that the States “diligently enforced” their individual NPM Escrow Statutes. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the Commonwealth’s 2005 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

Grand River Enterprises Six Nations, Ltd. v. William Pryor, et al., United States District Court, New York. This case arises out of a challenge to the Tobacco Master Settlement Agreement (“MSA”) that was initiated in 2002 by a group of companies that manufacture, import or distribute cigarettes manufactured by tobacco companies that are not parties to the MSA, otherwise called Non-Participating Manufacturers (“NPMs”). These NPMs sued 31 Attorneys General, including the Attorney General of the Commonwealth, alleging that the MSA, the States’ escrow statutes and NPM enforcement actions violate the federal constitution and federal law. More specifically, the plaintiffs alleged that the States’ escrow and certification statutes violate Section 1 of the Sherman Antitrust Act, are preempted by the Federal Cigarette Labeling and Advertising Act and violate the dormant commerce clause of the United States Constitution. In April 2006, the States filed a petition for certiorari asking the United States Supreme Court to review whether the District Court has jurisdiction over the defendants. This petition was denied in October 2006. Grand River also sought to preliminarily enjoin enforcement of state escrow statutes against it, but this motion was denied and the denial affirmed by the U.S. Court of Appeals for the Second Circuit. Plaintiffs are seeking a final judgment that the MSA is illegal, and such a decision could negatively affect the billions of dollars in future payments to the States anticipated under the MSA. As of June 13, 2008, the parties were in discovery.

Cutting Edge Enterprises, Inc. v. National Association of Attorneys General et al., United States District Court, Southern District of New York; Cutting Edge Enterprises, Inc. v. National Association of Attorneys General et al., United States Bankruptcy Court, Middle District of North Carolina. The plaintiff, now in bankruptcy, is a Subsequent Participating Manufacturer (“SPM”) which filed suit in the Southern District of New York in January 2006 against numerous states, including Massachusetts, alleging that the states’ refusal to list the plaintiff as an approved SPM on their tobacco directories violates the terms of the MSA and the Sherman Antitrust Act. In March 2006, the District Court dismissed the suit for lack of personal jurisdiction over the defendant states and the National Association of Attorneys General. The plaintiff subsequently filed bankruptcy in the Middle District of North Carolina. In its complaint filed in the bankruptcy court, the plaintiff asks the court to declare that states’ refusal to list the plaintiff as an approved SPM on their tobacco directories violates the terms of the MSA and the Sherman Antitrust Act and tortiously interferes with the plaintiff’s business. It further asked that if the court were to find no breach of the MSA, the court find that certain provisions of the MSA are pre-empted by the Sherman Antitrust Act and are therefore unenforceable. The defendant states have filed a motion to dismiss the Sherman Act claim and a motion requesting that the court abstain from ruling on the breach-of-contract and tortious interference claims because those claims are being litigated in a Maryland state court. If the plaintiff ultimately obtains a judgment invalidating portions of the MSA, that result could make it more likely that future payments to Massachusetts and other states would be reduced by amounts that could be significant but cannot be estimated at this time. As of June 13, 2008, Cutting Edge had moved to withdraw its adversary proceeding but that motion had not yet been allowed.

In re Aggregate Industries Settlement. In June 2007, the Attorney General and the United States Attorney for the District of Massachusetts resolved four civil cases and one criminal matter with Aggregate Industries NE, Inc. (“Aggregate”), arising out of Aggregate’s supply of concrete products to the Central Artery/Ted Williams Tunnel Project. In addition to a guilty plea on a charge of conspiracy to defraud the government, the settlement requires Aggregate to make total payments of $50 million, including approximately $6.2 million to the Commonwealth, approximately $1.1 million of which the Commonwealth must in turn pay to “relators” (whistleblowers). In addition, the settlement provides that approximately $27.1 million plus accrued interest will be paid into a trust fund for future repairs and maintenance of structures related to the project. The four civil cases resolved by this agreement are: Commonwealth of Massachusetts ex rel. Chase v. Aggregate Industries, Inc. et al. in Suffolk Superior Court and United States ex rel. Harrington and Finney v. Aggregate Industries, Inc. et al., United States ex rel. Chase v. Aggregate Industries, Inc. et al., and United States ex rel. Johnston v. Aggregate Industries PLC et al., all in the United States District Court.

Environment

Wellesley College v. Commonwealth, Suffolk Superior Court. Wellesley College has threatened to seek contribution from the Commonwealth for costs related to the clean up of environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. In September 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban, which is expected to cost approximately $40 million. The judgment has since been amended by agreement of the parties and with approval of the court. Under the terms of the partial settlement and judgment, the Commonwealth has reimbursed the college approximately $1.1 million (approximately 2.5% of total cleanup costs) from an escrow account after the Department of Environmental Protection (DEP) determined that a portion of the Lake Waban shoreline clean-up was properly performed. Other issues that may lead to counterclaims by the College against the Commonwealth or its agencies include (1) groundwater contamination, estimated to cost $2 million or more depending on future decisions by DEP on appropriate clean-up; and (2) clean-up of Lake Waban itself, for which DEP has now approved a temporary solution, reviewable every five years. If a full clean-up of the lake is required in the future, it could cost up to $100 million.

In re Massachusetts Military Reservation (pre-litigation). As of April 16, 2008, the Commonwealth, through the Executive Office of Environmental Affairs, the Department of Environmental Protection and the Attorney General’s Office, was engaged in discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of the Interior, the National Oceanic and Atmospheric Administration, and private contractors regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. Federal Trustees and private contractors claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and is expected to take many months to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

Conservation Law Foundation, Inc. v. Romney, United States District Court. An environmental advocacy group, the Conservation Law Foundation, seeks declaratory and injunctive relief against the Commonwealth, the Massachusetts Bay Transportation Authority (MBTA) and the Massachusetts Turnpike Authority under the citizen- suit provision of the federal Clean Air Act to compel the construction of certain specified mass transit projects in the greater Boston area. While the projects’ combined total cost is approximately $3 billion, about $1.9 billion of that amount either has been budgeted by the MBTA already or is to be provided by outside funding sources, leaving approximately $1.1 billion uncovered if all of the projects were to be ordered in full by the District Court. On November 28, 2006, the parties entered into a settlement agreement which contemplates a proposed revision to the Massachusetts State Implementation Plan (SIP) under the Clean Air Act that would have the Commonwealth move forward on various transit projects (including designing a connector between the Red and Blue subway lines), provide interim deadlines and increase provisions for public participation and oversight. The proposed SIP revision also specifically contemplates the possibility of delays to, and substitutions for, the transit projects, providing for specific mitigation in either event. The proposed SIP revision has been submitted to the federal Environmental Protection Agency (EPA) for approval. On December 5, 2006, upon the joint motion of the parties, the Court stayed the litigation pending the EPA’s approval of the revised SIP, at which time it is contemplated that the litigation will be dismissed. On November 5, 2007, the EPA issued a notice of proposed rule to accept the revised SIP.

The Arborway Committee v. Executive Office of Transportation et al., Suffolk Superior Court. The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, seeking to compel the Commonwealth to restore electric light rail service between Heath Street and the Forest Hills station in Boston. Green Line service along this route, known as the Arborway Line, was discontinued in 1984. The plaintiff claims that the Commonwealth’s failure to restore the Arborway Line is a breach of a memorandum of understanding entered into between the Commonwealth and the Conservation Law Foundation in 1990. The Commonwealth has answered the complaint and, as of April 16, 2008, the case was in the discovery phase.

Boston Harbor Clean-Up. The Commonwealth is engaged in various lawsuits in the United States District Court concerning environmental and related laws, including an action brought by the federal Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor, e.g., United States v. Metropolitan District Commission; Conservation Law Foundation v. Metropolitan District Commission. The Massachusetts Water Resources Authority (“MWRA”), successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The total cost of construction of the wastewater facilities required under the court’s order, not including combined sewer overflow (CSO) costs, was approximately $3.5 billion. The MWRA anticipates spending $976 million for CSO projects overall, which includes escalation to the mid-point of construction and contingency for contracts not yet awarded. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent that the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

United States v. South Essex Sewerage District, United States District Court. This is another federal Clean Water Act case in which the Commonwealth faces the same type of potential liability as above.

Other

Historical Nipmuc Tribe v. Commonwealth of Massachusetts, Land Court. The Historical Nipmuc Tribe seeks the return of “State Parks and other unsettled Lands” in Central Massachusetts that are allegedly illegally obtained Nipmuc tribal homelands, as well as restitution for the Commonwealth’s use of this property. As of April 16, 2008, the case was stayed pending plaintiff’s efforts to retain counsel.

Shwachman v. Commonwealth, Worcester Superior Court. This is an eminent domain matter arising from a taking in Worcester of property necessary for the construction of a new Worcester County courthouse. The pro tanto amount was approximately $6.65 million. In addition to the property owner’s opinion that damages exceed $30 million, the plaintiff has disclosed a summary of his expert appraiser’s opinion that the damages equal approximately $18 million. Suit was filed May 17, 2004. As of April 16, 2008, discovery was ongoing with a trial date likely in 2009.

Perini Corp., Kiewit Construction. Corp., Jay Cashman, Inc., d/b/a Perini - Kiewit - Cashman Joint Venture v. Commonwealth. In several related cases and potential cases, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $130 million. These claims are at various stages of resolution, including at the Superior Court and before the CA/T Project Dispute Review Board panels. On April 18, 2008, the court dismissed one of the cases due to mootness and entered an order of dismissal without prejudice as to the others. The dismissal without prejudice became effective on May 28, 2008.

Goldberg v. Commonwealth, Suffolk Superior Court. In this case, the plaintiff alleges eminent domain-type damages in connection with four billboards at the East Boston entrance to Logan Airport, which are in the vicinity of parkland newly created by the Central Artery/Ted Williams Tunnel Project. The plaintiff claims to be subject to a regulation that prohibits billboards within 300 feet of a park. Thus, the plaintiff expects to lose the four billboards and values the loss of these property rights at approximately $20 million. The case is scheduled for trial in late 2008.

In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management, Suffolk Superior Court. The general contractor for this historic renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. On May 20, 2008, claims against the third-party defendant, Design Communications, were dismissed. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors).

Central Artery/Ted Williams Tunnel Cost Recovery Program Litigation (Suffolk Superior Court). In 2004, the Commonwealth and the Massachusetts Turnpike Authority filed ten civil actions against section design consultants of the Central Artery/Ted Williams Tunnel project, claiming that the designers’ errors and omissions caused the project to expend additional costs during construction. The actions were filed as part of the project’s cost recovery program to recoup extra costs directly attributable to the designers’ errors and omissions in design. The Commonwealth and the Turnpike Authority also filed a complaint in 2004 against the project’s management consultant, Bechtel/Parsons Brinckerhoff (“B/PB”), a joint venture. The main claim in this case is B/PB’s failure to disclose the true cost of the project. The cost recovery efforts were transferred to the Attorney General’s office effective February 1, 2005. In addition, in November 2006, the Commonwealth, on behalf of the Massachusetts Highway Department, along with the Turnpike Authority, brought an action against B/PB and other defendants alleging breach of contract, negligence and other claims arising out of the July 2006 ceiling collapse in the I-90 Connector Tunnel of the Central Artery/Ted Williams Tunnel project. In late January 2008, the Attorney General and United States Attorney resolved potential criminal and civil claims against B/PB for $399 million. In addition, a settlement was also reached with 24 section design consultants for another $51 million dollars to resolve certain cost recovery issues associated with the design of the project. In total, the Attorney General and the United States Attorney recovered $458 million, including interest. The majority of the $458 million will be held in a new state Central Artery/Tunnel Project Repair and Maintenance Trust Fund to provide for future non-routine repairs and maintenance of the Central Artery and Ted Williams Tunnel. The November 2006 civil action involving the collapse of the ceiling in the I-90 Connector Tunnel is still pending against other defendants.

* * * * *

RATING AGENCIES’ ACTIONS

As of June 2008, Standard & Poor’s, Moody’s and Fitch assigned bond ratings of AA, Aa2 and AA, respectively, to the Commonwealth’s general obligation bonds. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the Commonwealth’s municipal obligations.

ADDITIONAL CONSIDERATIONS

Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING
NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in New York municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of New York (“New York” or the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of New York issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy or timeliness of this information. Such information is included herein without the express authority of any New York issuer.

CURRENT ECONOMIC OUTLOOK

Data released since the release of the State’s updated Executive Financial Plan on February 12, 2008 (“21-Day forecast”), indicate that it appears the U.S. economy entered a recession during the first quarter of 2008. The economic malaise that began with the implosion of the housing market, along with falling demand for autos and housing-related durable goods, has spread to the labor market. As of May 12, 2008, revised data indicate that private sector employment has thus far fallen for five consecutive months, resulting in the loss of 326,000 jobs. Moreover, credit markets remain tight, with the uncertainty associated with bank balance sheets continuing to roil debt and equity markets. As of May 12, 2008, real U.S. GDP is projected to grow a mere 1.1 percent for 2008, followed by growth of 2.1 percent for 2009.

Many, though not all, forecasters are, as of May 12, 2008, in the “recession camp,” but there is considerable disagreement over how deep the recession will be. The State’s Division of the Budget (“DOB”) projects that, as of May 12, 2008, the recession will be relatively mild due to a number of critical factors. First, as of May 12, 2008, there is a substantial amount of economic stimulus in the pipeline. The Federal Reserve has already reduced its short-term interest rate target by 300 basis points. In addition, the $168 billion stimulus package passed by Congress in February is expected to start giving a boost to household spending before the end of the second quarter of 2008. Finally, strong global growth combined with the declining value of the dollar has increased the nation’s international competitiveness, as demonstrated by high rates of U.S. export growth.

Since the release of the 21-Day forecast, the U.S. Bureau of Labor Statistics has revised private sector employment downward for both December 2007 and January 2008 and reported losses of 109,000 jobs for February 2008, 95,000 for March 2008, and 29,000 for April 2008. Total employment is one of the four monthly series that the National Bureau of Economic Research (“NBER”) Business Cycle Dating Committee uses to assess whether the U.S. economy is at or near a cyclical turning point. The Committee reports that such an assessment tends to begin in earnest following at least six months of weak data results. Historically, a loss of more than 300,000 private sector jobs has only occurred during or in the wake of a recession. Consequently, the revised data presents compelling evidence that, as of May 12, 2008, the national economy is in recession.

As of May 12, 2008, DOB projects virtually no growth in nonfarm employment for 2008, followed by growth of 0.6 percent for 2009, representing substantial downward revisions to the 21-Day forecast. Not surprisingly, much of the job losses have been concentrated in two sectors, residential construction and manufacturing. As of May 12 2008, real residential investment spending is projected to fall 19.4 percent for 2008, with quarterly declines continuing through the fourth quarter of the year. A decline of 2.0 percent is projected for 2009.

With employment projected to remain flat for 2008, wage growth has also been revised downward from the 21-Day forecast. DOB projects wage growth of only 3.1 percent for 2008, following growth of 5.7 percent for 2007. Projected growth in several of the non-wage components of personal income has also been revised downward, including proprietors’, interest, and rental income. Consequently, growth in total U.S. personal income has been revised down to 3.7 percent for 2008, followed by growth of 4.8 percent for 2009.

The weakening labor market, along with falling home values and rising food and energy prices, is putting substantial downward pressure on household spending. After adjusting for inflation, retail sales have fallen, as of May 12, 2008, in five of the six months starting in October 2007. Indeed, the declining trend that began in 2006 in real household spending growth for autos, home furnishings, and other durable goods, appears to have accelerated in the first quarter of 2008 and is expected to accelerate further in the second quarter of 2008. Consequently, DOB has lowered its forecast for 2008 growth in real consumption spending to 1.0 percent, followed by growth of 1.4 percent for 2009.

With oil prices surpassing $120 per barrel and gasoline prices also flirting with new highs, the threat to general price stability remains substantial. As of May 12, 2008, food and energy price increases have not yet significantly crept into the core measure of inflation that excludes these volatile components. However, that risk could limit the Federal Reserve’s policy options going forward as it struggles to limit the severity of the recession. As of May 12, 2008, DOB expects the central bank to hold its federal funds policy target at 2 percent for the remainder of 2008. DOB has revised upward its inflation projection, as measured by growth in the Consumer Price Index, to 3.5 percent for 2008 and 2.3 percent for 2009.

The financial sector’s subprime-debt woes, as of May 12, 2008, have translated into two consecutive quarters of declining U.S. corporate profits, and are expected to produce two more declines going forward. Consequently, DOB has revised down its outlook for profits since the release of the 21-Day forecast. As of May 12, 2008, DOB projects a decline in U.S. corporate profits from production in 2008, including the capital consumption and inventory valuation adjustments, of 4.1 percent in 2008, followed by growth of 5.0 percent for 2009. Falling profits are expected to contribute to continued weakness in equity prices going forward. DOB projects equity markets, as represented by the S&P 500, to fall 8.1 percent in 2008, followed by growth of 7.3 percent for 2009.

As of May 12, 2008, the DOB outlook calls for a relatively mild recession, though there are a number of risks to the forecast. The disruption to financial markets caused by subprime-related debt could be much worse than anticipated, further delaying the recovery of the financial sector. The downturn in both the residential and commercial real estate markets could be deeper and last longer than anticipated. In addition, volatile food and energy prices could push inflation even higher than projected, tying the Federal Reserve’s hands and effectively placing a tax on households, causing household spending to slow even further than expected. The global economy could slow further than anticipated in response to the U.S. downturn, depressing demand for U.S. exports and putting additional downward pressure on corporate earnings. Slower corporate earnings growth than expected could further depress equity markets, delaying their recovery and that of Wall Street. On the other hand, lower energy prices or stronger global growth than anticipated could result in stronger economic growth than in reflected in the forecast.

Financial markets posted a particularly strong performance during the first half of 2007, and strong global growth combined with a weakened U.S. dollar to stimulate strong tourism activity and cross-border trade. Consequently, it is projected that the New York State economy entered 2008 with slightly stronger employment growth than anticipated in the 21-Day forecast. But the State economy has not been immune to the effects of the national recession, though it is projected that the State’s own downturn will occur with a lag. And with credit markets representing one of the epicenters of the 2008 economic contraction, the State economy may suffer a sizable impact. The volume of write-downs of bad debt related to subprime mortgage-backed assets continues to accumulate and appears to be having a more longer-lasting impact on finance and insurance sector profits. As a result, DOB has revised projected State wage growth down to 2.7 percent for 2008, followed by slower growth of 2.4 percent for 2009. As of May 12, 2008, growth in State private sector employment is projected to slow to 0.2 percent for 2008, followed by growth of 0.1 percent for 2009.

The uncertainty surrounding bank balance sheets is continuing to have a significant impact on lending activity. Consequently, key revenue generating activity within the finance sector, including high-yield debt underwriting and mergers and acquisitions, has been severely dampened. NYSE-member firms posted a 2007 fourth quarter loss of $16.3 billion, the largest loss since the data became available in the first quarter of 1980. Banks and prime brokers have announced write-downs totaling roughly $200 billion, but by some estimates, this volume may represent only one half to two thirds of what remains on the books. In addition, layoff announcements continue to mount. As a result, growth in finance and insurance sector wages for both 2008 and 2009 is expected to be below the 21-Day forecast, with spillover into other sectors a likely consequence.

As of May 12, 2008, the indication that the New York State economy is entering recession is somewhat offset by projected rates of employment and wage growth, which suggest that the State’s downturn is expected to be mild compared to the two past recessions, which were both characterized by multiple years of job losses. Relatively healthy rates of job growth are still projected in education; health care and social assistance services; and leisure, hospitality, and other services. As of May 12, 2008, positive but much weaker growth is projected for professional, scientific, and technical services and construction. Credit market conditions are expected to continue to depress real estate activity, particularly in the commercial sector, which until the second quarter of 2008 had been quite robust.

Risks to the New York Forecast

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, financial market uncertainty poses a particularly large degree of risk for New York. The full extent of the losses associated with subprime debt still remains to be seen. Higher losses than anticipated could result in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong the State’s downturn, producing weaker employment and wage growth than projected. Should core inflation significantly accelerate, the Federal Reserve may feel compelled to reverse course and raise rates, which traditionally has adverse effects on the State economy. Moreover, weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple though the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s fanning and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. In 2003, Federal and state governments began reporting employment and wage statistics in accordance with the NAICS industrial classification system.

In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has since closed.

FINANCIAL PLAN RESERVES AND RISKS

Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity.

Reserves

In January 2007, the State created a new statutory Rainy Day Reserve that has an authorized balance of 3 percent of General Fund spending. The new Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The State made its first deposit of $175 million in 2007-08. As of May 12, 2008, the Tax Stabilization Reserve has an authorized balance of 2 percent and can be used only to cover unforeseen year-end deficits.

The State projects that General Fund reserves will total $2.0 billion at the end of 2008-09, with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $804 million designated for subsequent use. The $1.2 billion of undesignated reserves includes a balance of $1 billion in the Tax Stabilization Reserve, $175 million in the new Rainy Day Reserve, and $21 million in the Contingency Reserve Fund for litigation risks. The designated reserves consist of $445 million set aside for labor settlements (after the use of $620 million for existing settlements in 2008-09), $237 million in the Community Projects Fund to finance existing “member item” initiatives, and $122 million set aside for the debt management purposes. Aside from the amounts noted above, the 2008-09 Financial Plan does not have specific reserves to cover potential costs that could materialize as a result of Federal disallowances or other Federal actions that could adversely affect the State’s projections of receipts and disbursements.

Risks

In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The DOB’s Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity.

The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the 2008-09 fiscal year that are materially worse than predicted, with corresponding material and adverse effects on the State’s projections of receipts and disbursements.

Projections of total State receipts in the Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projections of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source from its estimated tax base.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for the use of State services.

An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances pending, as of May 12, 2008, against the State, which could adversely affect the State’s projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowances or other federal actions that could affect State finances.

Actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result for a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance however, that the Legislature will enact the Governor’s proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. As of May 12, 2008, the most significant risks include the following:

Risks to the Economic Forecast

As of May 12, 2008, DOB outlook calls for the recession to be relatively mild, though there are a number of risks to the forecast. The disruption to financial markets caused by subprime-related debt could be much worse than anticipated, further delaying the recovery of the financial sector. The downturn in both the residential and commercial real estate markets could be deeper and last longer than anticipated. In addition, volatile food and energy prices could push inflation even higher than projected, tying the Federal Reserve’s hands and effectively placing a tax on households, causing household spending to slow even further than expected. The global economy could slow further than anticipated in response to the U.S. downturn, depressing demand for U.S. exports and putting additional downward pressure on corporate earnings. Slower corporate earnings growth than expected could further depress equity markets, delaying their recovery and that of Wall Street. On the other hand, lower energy prices or stronger global growth than anticipated could result in stronger economic growth than is reflected in the forecast.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, financial market uncertainty poses a particularly large degree of risk for New York. New York’s tax revenues tend to be more reliant on the financial sector of the economy than are other states and other regions of the nation. The full extent of the losses associated with subprime debt still remains to be seen. Higher losses than anticipated could result in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong the State’s downturn, producing weaker employment and wage growth than projected. Should core inflation significantly accelerate, the Federal Reserve may feel compelled to reverse course and raise rates, which traditionally has adverse effects on the State economy. Moreover, weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple through the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

Labor Settlements

As of May 12, 2008, the State has reached labor settlements with four labor unions: the Civil Service Employees Association (“CSEA”), PEF; UUP; and District Council 37, and extended comparable changes in pay and benefits to M/C employees. Under terms of the four-year contracts, which run from April 2, 2007 through April 1, 2011 (July 2, 2007 through July 1, 2011 for UUP), employees will receive pay increases of 3 percent annually in 2007-08, 2008-09, and 2009-10 and 4 percent in 2010-11.

As of May 12, 2008, the State’s Financial Plan funds the costs of contracts in 2008-09 through the use of $620 million of the $1.1 billion in existing reserves available at the start of the fiscal year for this purpose. DOB estimates the General Fund costs of the agreements at $620 million in 2008-09, $775 million in 2009-10, and $1.2 billion in both 2010-11 and 2011-12.

The unions representing uniformed officers (e.g., Police Benevolent Association, New York State Correctional Officers and Police Benevolent Association), the union representing graduate students (Graduate Student Employees Union), and CUNY employees have not reached settlements at this time. DOB estimates that if all remaining unsettled unions were to agree to the same terms that have been ratified by CSEA, it would result in added costs of $200 million in 2008-09, $185 million in 2009-10, and $264 million in both 2010-11 and 2011-12.

School Supportive Health Services

The Office of the Inspector General (“OIG”) of the United States DOH and Human Services conducted six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

Proposed Federal Rules on Medicaid Funding

On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City’s Health and Hospital Corporation (“HHC”)) and programs operated by both the State Office of Mental Retardation (“OMRDD”) and the State Office of Mental Health (“OMH”). The rule seeks to restrict State access to Federal Medicaid resources by changing the upper payment limit for certain rates to actual facility reported costs. It is estimated that this rule could result in a loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System.

On May 23, 2007, CMS issued another rule that would eliminate Medicaid funding for graduate medical education (“GME”). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in a Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-Federal share.

The states affected by these regulations are challenging such adoption on the basis that CMS is overstepping its authority and ignoring the intent of Congress. As a result, Congress passed a one-year moratorium barring implementation of these proposed rule changes. The moratorium expires on May 29, 2008.

CMS has proposed other regulations that could pose a risk to the State’s Financial Plan beyond those addressed by the moratorium. On February 22, 2008, CMS issued a change to the rules that regulate State taxation of healthcare entities, effective April 22, 2008. The rule affords CMS flexibility in identifying a “linkage” between provider taxes and Medicaid payments rendering the tax invalid. As of May 12, 2008, the State uses a substantial amount of provider tax receipts to finance various healthcare programs that serve the State’s most vulnerable populations. While the State strongly believes that its imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected.

CMS has also issued a rule regarding targeted case management which clarifies the definition of covered services. The final rule was issued on December 4, 2007 and made effective March 3, 2008. As of May 12, 2008, the State is in the process of litigating this issue and has requested a one-year implementation extension.

Further, CMS proposes to restrict Medicaid reimbursement for hospital outpatient services and restrict coverage to rehabilitative services, which could pose a risk to the Financial Plan and result in hundreds of millions of dollars in reduced Federal-share funding. However, the State argues that the proposed regulation regarding outpatient services is in direct violation of the moratorium in effect as of May 12, 2008.

On all of these rules, the State is actively lobbying the Federal government to be held harmless, either through an extension/modification of the moratorium in effect as of May 12, 2008, or through other administrative or statutory means.

Variable Rate Debt

In recent months leading up to May 2008, the market for municipal auction rate securities and certain variable rate demand bonds has been disrupted by, among other things, credit rating downgrades to certain municipal bond insurers, investor concerns over liquidity and the level of participation of investment banks in the operation of the market. As of May 12, 2008, the disruption has not had a material impact on State debt service costs. As of May 12, 2008, the State is substantially reducing its exposure to auction rate securities and to variable-rate demand bonds that carry insurance from bond insurers that have been subject to credit rating downgrades. As of May 12, 2008, DOB expects the adjustments to its variable rate portfolio will be completed by the end of the first quarter of fiscal year 2008-09.

2008-09 ENACTED BUDGET FINANCIAL PLAN OVERVIEW

The Legislature completed action on the State Budget for the 2008-09 fiscal year on April 9, 2008, nine days after the start of the State fiscal year (interim appropriations were enacted for the period from April 1 to April 8 to meet contractual and other obligations until final enactment of the State Budget). Governor Paterson did not veto any legislative additions. Consistent with past practice, the Legislature enacted all debt service appropriations without amendment before the start of the fiscal year (on March 12, 2008).

On April 11, 2008, following final action on the budget, members of the Public Employees Federation (“PEF”), which represents approximately 52,000 State employees, ratified a new labor contract with the State covering fiscal years 2007-08 through 2010-11. The General Fund costs of the contract are estimated at $254 million in 2008-09, which includes a retroactive payment for 2007-08. As of May 12, 2008, the Legislature has not yet passed the enabling legislation needed for the contract to take effect, but the Financial Plan nonetheless includes these costs. The costs will be financed in 2008-09 from the reserve designated for this purpose.

As of May 12, 2008, DOB, which prepares the official Financial Plan for the State, projects that the Enacted Budget Financial Plan for 2008-09 is balanced in the General Fund on a cash basis, as required by law. The Enacted Budget Financial Plan closes a current-services gap estimated at $5.2 billion and funds $873 million in new initiatives. General Fund receipts, including transfers from other funds, are projected to total $55.6 billion. General Fund disbursements, including transfers to other funds, are estimated at $56.4 billion. The State expects to use $723 million in designated reserves in 2008-09, most of which will be used to finance the cost of labor settlements with State employee unions that have ratified their contracts. The State expects to close the 2008-09 fiscal year with a balance of $2.0 billion in the General Fund, down from an opening balance of $2.8 billion.

As of May 12, 2008, spending in State Operating Funds at the time of budget enactment was projected at $80.5 billion in 2008-09, an increase of 4.5 percent over 2007-08 results. State spending growth in the Financial Plan, which includes the impact of the labor settlement that PEF ratified after budget enactment, is estimated at $80.9 billion, an annual increase of 5.0 percent.

As of May 12, 2008, the Enacted Budget Financial Plan projects current-services budget gaps in future years of $5.0 billion in 2009-10 growing to $7.7 billion in 2010-11 and $8.8 billion in 2011-12. The gap estimates are meant to provide a general perspective on the State’s long-term operating forecast, and will be revised with each quarterly Financial Plan Update. Over the past five years, DOB estimates that the State has closed current-services gaps of $9.3 billion in 2003-04, $5.1 billion in 2004-05, $4.2 billion in 2005-06, $762 million in 2006-07, and $1.6 billion in 2007-08. By law, the

Governor must annually submit, and the Legislature must enact, a budget that is balanced on a cash-basis in the General Fund.

On April 21, 2008, Governor Paterson directed all State agencies to prepare spending and management plans. The State workforce estimate for 2008-09, which is, as of May 12, 2008, at 201,170 positions, is expected to be modified at the First Quarterly Update to the Financial Plan to reflect the impact of the approved plans. The management plans were to be submitted to the DOB by May 16, 2008.

The Enacted Budget forecast is subject to many complex economic, social, environmental and political risks and uncertainties, many of which are outside of the ability of the State to control. These include, but are not limited to, the performance of the national and State economies; the impact of continuing write-downs and other costs on the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; litigation against the State, including potential challenges to the constitutionality of certain tax actions authorized in the budget; and actions taken by the Federal government, including audits, disallowances, and changes in aid levels. In addition, the forecast contains specific transaction risks and other uncertainties, including, but not limited to, the sale of development rights for a video lottery terminal (“VLT”) facility at the Aqueduct racetrack; the enforcement of certain tax regulations on Native American reservations; and the achievement of cost-saving measures at the levels projected. Such risks and uncertainties, if they were to materialize, could have a materially adverse impact on the Financial Plan in 2008.

Current-Services Gap for 2008-09

The Enacted Budget closes a current-services budget gap in 2008-09 that is estimated at $5.2 billion by DOB. The current-services gap represents the difference between the expected level of tax receipts and other receipts based on the economic forecast and transactions authorized in law and the estimated cost of maintaining programs, activities, and other obligations at the level required in law. The current-services gap is the starting point for budget development, determining the scope of actions that must be taken to achieve a balanced budget. By definition, the current services gap does not reflect any of the actions that were recommended or ultimately enacted to balance the budget.

Current-Services Receipts Changes

Since the Executive Budget for 2008-09 was introduced in January 2008, DOB has reduced its current-services forecast for General Fund receipts in 2008-09 by $1.13 billion. On February 12, 2008, DOB issued an updated Executive Budget Financial Plan to accompany Governor Spitzer’s amendments to the Executive Budget (the “21-Day Financial Plan”), at which time it reduced projected General Fund receipts (exclusive of proposed law changes) by $304 million for 2008-09, largely on the basis of updated economic information and actual receipts experience through January 2008. This was followed on March 1, 2008 by the Executive and Legislature reaching a consensus that General Fund receipts in 2008-09 should be further reduced by $300 million from the level projected in the 21-Day Financial Plan. DOB has since concluded, along with a growing number of other economic forecasters, that the economy is, as of May 12, 2008, entering recession. Accordingly, as of May 12, 2008, DOB has reduced its revenue forecast by an additional $532 million as part of the Enacted Budget Financial Plan.

Current-Services Disbursements Changes

DOB revised its current-services spending forecast based on a review of year-end results for 2007-08 and program trends. The PEF labor settlement increased costs. The forecast for Medicaid spending was lowered by $325 million in 2008-09, reflecting service trends and the effectiveness of audit and compliance activities. Spending estimates for a number of other programs were also reduced in 2008-09. For the most part, the revisions were made in agencies and programs where spending in 2007-08 came in below planned levels and where the trend is expected to continue in 2008-09.

The Enacted Budget Closes the 2008-09 Current-Services Gap

The Enacted Budget Financial Plan for 2008-09 is balanced on a cash basis in the General Fund, closing a current-services gap of $5.2 billion, as estimated by DOB. The plan is sufficient to eliminate the entire gap and finance new initiatives.

Savings Actions

Savings actions, which for the most part include recurring reductions in spending, are valued at $2.8 billion, comprising approximately 50 percent of the gap-closing plan. The actions include across-the-board reductions in the operating budgets for State agencies and “non-entitlement” local assistance programs; diverse measures to control health care spending; slowing the phase-in of the “middle-class” School Tax-Relief Program; operational controls on State agencies, including management of overtime costs; and a range of other cost-savings measures.

Health Care

Health care savings, including savings in Medicaid, HCRA programs, public health and aging, total $828 million in 2008-09 from all sources. In the General Fund, savings total $763 million in 2008-09 and grow to $928 million in 2009-10. Actions include intensifying audit activities to reduce fraud, expanding controls on pharmaceutical programs, adjusting reimbursement rates for prescription drugs, reducing inflationary growth in Medicaid rates, limiting managed care premium increases, and implementing new strategies to improve utilization management and patient outcomes. Other savings result from the reduction of detoxification reimbursement, implementation of the Berger Commission recommendations for hospitals and nursing homes, limitations on the Early Intervention cost-of-living increase, and reductions in discretionary public health and aging spending.

Health Care Financing: Cigarette Tax

The Enacted Budget raises the tax on cigarettes by $1.25 per pack, effective June 3, 2008, bringing the total State tax to $2.75 per pack. The additional revenues generated by the tax increase, estimated at $265 million in 2008-09, are to be deposited into the Health Care Resources Fund and help finance health care costs, including Medicaid.

Across-the-Board Reductions

At Governor Patterson’s direction, DOB identified $778 million in across-the-board reductions in State Operating Funds. The General Fund savings from the reductions total $485 million, which consist of $322 million in State Operations and $163 million in local assistance payments.

The Legislature financed the restoration of $68 million of the reductions as part of their changes to the Executive Budget, and identified a commensurate level of new resources. The restorations were primarily for the Aid and Incentives to Municipalities (“AIM”) program ($18 million), the Tuition Assistance Program (“TAP”) ($15 million), the State University of New York (“SUNY”) Community College Aid ($9 million), certain education programs ($4 million), and State payments to local governments for the administration of the welfare program ($6 million).

School Tax Relief Program

The Enacted Budget provides for a slower phase-in of the basic middle-class School Tax Relief (STAR) rebate and related New York City income tax payments; a reduction in the STAR credit for New York City resident personal income taxpayers with incomes above $250,000; a change in the adjustment that limits annual reductions in the STAR exemption amount due to increased property values, from 5 percent to 10 percent in 2008-09 and 11 percent in 2009-10 and thereafter; and authorization for the State to offset middle-class STAR rebates owed to individuals who are delinquent on their taxes, child support, or other legal debt obligations. After these actions, the State will finance $4.7 billion in total property tax relief in 2008-09 (nearly $5 billion on a commitment basis), growing to $6.2 billion over the next few years.

General State Charges

Savings in General State Charges are expected to be realized through an eligibility audit to eliminate health insurance coverage for ineligible dependents, the pre-payment of a portion of the 2008-09 pension obligation at the close of 2007-08, the application of available health insurance dividends, and elimination of fringe benefit waivers for certain State agencies.

Mental Hygiene

In this area, savings are expected from, among other things, the generation of additional third-party revenues that will be used to reduce General Fund costs, management of program expansions, and continued vacancy, overtime, and other operational controls.

Welfare/Temporary Assistance for Needy Families

Savings in welfare are expected to take several forms. The Enacted Budget increases the level of Temporary Assistance for Needy Families (TANF) resources available to offset the State’s Earned Income Tax Credit (EITC). This is done by allocating certain TANF-funded programs on a cash rather than commitment basis. In addition, the budget makes additional TANF resources available by discontinuing funding for certain 2004-05 program commitments and eliminating several functions that are not essential.

Other Savings

These cover a broad range of State activities and agencies. Operational savings include hiring controls, including not filling vacancies for non-essential positions; management of overtime; and energy and other utility savings. In addition, the savings plan reduces a planned deposit to the member-item fund and eliminates certain initiatives enacted in 2007-08. Finally, the Enacted Budget includes no funding for the pay increases requested by the Judiciary in its budget submission, the costs of which were included in the current-services forecast in the Executive Budget.

Revenue Actions

The Enacted Budget includes $1.3 billion in General Fund revenue actions. The Department of Taxation and Finance is to enhance audit initiatives, bolstered by the hiring of new auditors, and institute a voluntary tax compliance initiative to encourage timely payments by delinquent taxpayers. Other revenue actions include:

•	Restructuring and streamlining the fees on Limited Liability Companies (“LLCs”) and the minimum taxes on corporations so that they are based on New York income;

•	Subjecting credit card companies with a qualifying number of customers or receipts in New York State to the bank tax;

•	Amending the 2007 legislation that was intended to fully close the Real Estate Investment Trust/Regulated Investment Company (REIT/RICs) loophole;

•

Temporarily raising the tax limitation amount in the capital base tax for non-manufacturing companies from $1 million to $10 million for three years beginning in the 2008 tax year and reducing the tax rate from 0.178 percent to 0.15 percent, starting with the 2008 tax year; and

•

Decoupling New York State from the Federal. Qualified Production Activity Income (“QPAI”) deduction (as of May 12, 2008, a 6 percent deduction of qualifying income) provided under Internal Revenue Code section 199.

Non-Recurring Resources

The State typically uses some non-recurring resources each year to support operations. Over the past five years, the State Budget has included estimated non-recurring resources, including reserves, of $3.2 billion in 2003-04, $2.1 billion in 2004-05, $889 million in 2005-06, $259 million in 2006-07, and $1.4 billion in 2007-08, as estimated by DOB. DOB estimates that the Enacted Budget Financial Plan for 2008-09 includes approximately $1.4 billion in non-recurring resources to help balance the General Fund and $620 million in reserves to finance ratified labor settlements. The latter is money the State set aside in prior years with the explicit purpose of financing a portion of labor settlement costs.

There are two non-recurring transactions in 2008-09 that differ from typical fund sweeps, overpayment recoveries, and other routine actions. The first is an anticipated payment by a private operator for the development rights of a VLT facility at Aqueduct racetrack. The State is expected to finance the construction of, and own, the facility. The private operator would be granted an exclusive right to run the facility, subject to satisfying certain performance requirements. The facility is expected to generate annual net revenue in the range of $300 million for public education when it is fully operational. The second is an aid payment to New York City under the AIM program at a level less than planned in the current-services forecast.

Initiatives

Initiatives, above the substantial investments already included in the current-services forecast, total an estimated $873 million in 2008-09. The initiatives include increased aid for public education, the reinvestment of certain health care savings into ambulatory and primary care improvements, and the extension of the Cost-of-Living Adjustment (“COLA”)

for human service providers through 2011-12. Other initiatives were included for a range of activities and purposes, including higher education, agriculture, housing, and economic development.

General Fund Closing Balances

The Enacted Budget Financial Plan projects that the General Fund will end the 2008-09 fiscal year with a balance of $2.0 billion. This is a decrease of $723 million from 2007-08. It reflects the planned use of $620 million in reserves to finance the costs of labor settlements ($254 million for the PEF contract and the remainder for unions that settled in 2007-08), and $103 million for member-items in the Community Projects Fund. Market conditions will determine whether all or a portion of the Debt Reduction Reserve will be used in 2008. Balances in the other reserves are expected to remain unchanged. The closing balance would decrease if the State were to reach collective bargaining settlements with other unions in 2008.

Labor Settlements

The State has new contracts with four labor unions, the Civil Service Employees Association (“CSEA”), United University Professions (“UUP”), PEF, and District Council 37, and has extended similar changes in pay and benefits to management/confidential (M/C) employees. Under terms of the four-year contracts, which run from April 2, 2007 through April 1, 2011 (July 2, 2007 through July 1, 2011 for UUP), employees will receive pay increases of 3 percent annually in 2007-08, 2008-09, and 2009-10, and 4 percent in 2010-11.

DOB estimates the General Fund costs of the ratified contracts at $620 million in 2008-09, $775 million in 2009-10, and $1.2 billion in both 2010-11 and 2011-12. As of May 12, 2008, the Financial Plan includes these costs. In 2008-09, the costs are expected to be paid for through the use of existing reserves set aside for this purpose.

As of May 12, 2008, the unions representing uniformed officers (i.e., Police Benevolent Association of the New York State Troopers, New York State Correctional Officers and Police Benevolent Association), the Graduate Student Employees Union, and City University of New York (CUNY) employees, have not reached settlements with the State. DOB estimates that if the unsettled unions were to agree to terms comparable to those that have been ratified by the other unions, it would result in added costs of $200 million in 2008-09, $185 million in 2009-10, and $264 million in both 2010-11 and 2011-12.

Annual Spending Growth

As of May 12, 2008, General Fund spending, including transfers to other funds, is projected to total $56.4 billion in 200809, an increase of $3.0 billion over 2007-08 results. The General Fund must, by law, end the year in balance. State Operating Funds spending, which includes the General Fund, State-financed special revenue funds, and debt service, is projected to increase by $3.9 billion and total $80.9 billion in 2008-09. All Funds spending, the broadest measure of spending that includes State Operating Funds, capital spending, and Federal grants, is projected to total $121.6 billion in 2008-09, an increase of $5.6 billion. The PEF labor settlement (and an adjustment to other funds to reflect unallocated costs for unions that had settled in 2007-08) added $362 million to the 2008-09 spending estimate for State Operating Funds and All Funds ($254 million to the General Fund).

Base Growth

Base growth, adjusted for law changes, in tax receipts for fiscal year 2007-08 was 6.0 percent. This was the first time in four years growth fell below 9 percent. The relatively weak growth was the result of

•	Reductions in finance sector activities such as high-yield debt underwriting and mergers and acquisitions, which created a drag on finance sector wage growth;

•	Declining corporate and banking income in the face of the sub-prime mortgage crisis; and

•	A much weaker residential and commercial real-estate market.

The strong economic growth, which was concentrated in downstate New York and drove receipts growth over the past several years, is expected to give way to more moderate growth over the Financial Plan forecast period. After recovering to 6.0 percent in 2009-10, base receipts growth is expected to moderate in 2010-11 and beyond. Base growth is expected to remain above 5.0 percent throughout the forecast period. Actual receipts are expected to grow more rapidly than the underlying base in 2008-09, reflecting the impact of tax actions taken with this Budget.

Personal Income Tax

As of May 12, 2008, All Funds personal income tax receipts, which reflects the net of gross payments minus refunds, for 2008-09 are estimated at $38.1 billion, an increase of nearly $1.6 billion or 4.3 percent over the prior year. Gross receipts are projected to increase 5.7 percent. The relatively modest increase is primarily attributable to a strong settlement on 2007 tax year liabilities, offset by slow growth in withholding of approximately $850 million, or 2.9 percent. This reflects a weak forecast in overall wage growth resulting from the forecast economic slowdown, and an outright decline in financial sector bonus compensation. Also, estimated taxes for tax year 2008 liabilities are projected to decline by approximately $300 million (3.7 percent) from 2007, reflecting large drops in capital gains realizations (16 percent) and slow growth in other non-wage income.

The weakness associated with tax year 2008 liabilities is partly offset by the strong settlement on 2007 tax year returns noted above, with extension payments expected to increase by over $1.5 billion (50.1 percent) and payments with final returns increasing by over $350 million (18.9 percent). The growth in these components is primarily attributable to robust growth in gains (15 percent) and other income, especially among a fairly small group of high-income taxpayers.

Finally, refunds are expected to increase by approximately $850 million (13.0 percent) in part due to an increase in the fixed amount of refunds the Tax Department pays from January through March, from $1.5 billion to $1.75 billion, as well as an expected increase in refunds for high-income taxpayers who file extension returns in October, many of whom likely overpaid when filing their extensions in April 2008. There is a historical relationship between October-December refunds and April extension payments, suggesting some of the extraordinary spike in extension payments will ultimately be refunded.

General Fund income tax receipts for 2008-09, which are net of deposits to the Revenue Bond Tax Fund (“RBTF”) and STAR Fund, are estimated to increase by $1.2 billion (5.1 percent). Deposits to the STAR Fund are projected to increase by $29 million (0.6 percent) reflecting the impact of base program growth offset by Enacted Budget reductions to the program. Transfers to the RBTF, which equal 25 percent of net collections, are expected to increase by the same percentage as net collections (4.3 percent) or approximately $400 million.

User Taxes and Fees

As of May 12, 2008, all Funds user taxes and fees receipts for 2008-09 are estimated to be $14.8 billion, an increase of $827 million or 5.9 percent from 2007-08. Sales tax receipts are expected to increase by $359 million from the prior year due to tax law changes (voluntary compliance, vendor registration, adjusting not-for-profit tax exemption, sales tax nexus) and a base growth of 2.9 percent. Non-sales tax user taxes and fees are estimated to increase by $468 million from 2007-08 mainly based on an increase in cigarette tax and motor vehicle fee collections. The increase in cigarette tax collections is based on an increase in the cigarette tax rate from $1.50 per pack to $2.75 per pack, effective June 3, 2008, and increased enforcement efforts. The projected increase in motor vehicle fee collections is based on the implementation of the Western Hemisphere Travel Initiative.

General Fund user taxes and fees receipts are expected to total $8.9 billion in 2008-09, an increase of $382 million or 4.5 percent from 2007-08. The projected increase reflects an increase in sales tax receipts of $241 million, motor vehicle fee collections of $112 million and cigarette tax collections of $24 million.

Business Taxes

As of May 12, 2008, all Funds business tax receipts for 2008-09 of $8.8 billion are estimated to increase by $551 million or 6.7 percent over the prior year. The estimates reflect a net increase in receipts of $664 million from enacted provisions that will close loopholes, restructure and streamline fees and minimum taxes, increase tax compliance and provide certain business tax reductions. Absent these provisions, All Funds business tax receipts are expected to decline by $113 million or 1.4 percent. The loophole provisions include: decoupling from the Federal Qualified Production Activity Income deduction ($56 million), fully closing the REIT/RIC loophole ($50 million) and subjecting credit card companies with a qualifying number of customers or receipts in New York State to the bank tax ($57 million).

The Enacted Budget also reflects legislation that will reduce business tax receipts by $59 million in 2008-09. That legislation will extend the ITC for the financial services industry for three additional years, through September 30, 2011 ($35 million), extend the Power for Jobs program by one-year ($15 million), increase and extend the State film tax credit ($5 million), and increase the amount of low-income housing credits the Commissioner of Housing and Community Renewal may allocate by $4 million.

All Funds non-audit business tax receipts before these enacted tax initiatives are estimated to increase 3.5 percent in 2008-09. This overall increase reflects a moderation in the growth of non-audit corporate franchise tax receipts to roughly 2.9 percent. Total projected corporate franchise tax receipts for 2008-09 of $4.2 billion reflect the Enacted Budget tax legislation described above and decreasing corporate profits in 2008.

All Funds non-audit bank tax receipts before enacted tax initiatives are projected to decrease by 0.1 percent. Projected total bank tax receipts for 2008-09 of $1.2 billion reflect the Enacted Budget tax legislation described above and an increase in audit receipts from last year’s moderate level.

Projected All Funds non-audit business tax receipts for 2008-09 also reflect growth in corporation and utilities tax receipts of 3.3 percent, insurance tax receipts of 7 percent and petroleum business tax receipts of 4.4 percent. All Funds audit receipts from all business taxes are projected to decline by 4.2 percent, or $59 million, from the relatively high level of the prior year.

General Fund business tax receipts for 2008-09 of $6.6 billion are estimated to increase $541 million, or 9 percent over the prior year. Absent Enacted Budget tax law changes, General Fund business tax receipts are expected to decline by $82 million, or 1.4 percent. More specifically, estimated 2008 corporate franchise tax liability after adjusting for enacted tax initiatives is estimated to decline by 2.7 percent, consistent with the revised corporate profits estimate. Business tax receipts deposited to the General Fund reflect the All Funds trends and the enacted tax initiatives discussed above.

Other Taxes

As of May 12, 2008, all Funds other tax receipts for 2008-09 are estimated to be nearly $2.2 billion, up $66 million or 3.2 percent from 2007-08 receipts, reflecting growth in estate tax receipts due to an anticipated increase in the number of large estate tax payments and declines in the real estate transfer tax. General Fund other tax receipts are expected to total $1.2 billion in fiscal year 2008-09, an increase of $130 million.

Miscellaneous Receipts and Federal Grants

All Funds miscellaneous receipts include moneys received from the Health Care Reform Act (“HCRA “) financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses. All Funds miscellaneous receipts are projected to total $20.1 billion in 200809, an increase of $444 million from 2007-08 largely driven by growth in: lottery revenues, including VLTs ($314 million); SUNY hospital revenues ($168 million); and HCRA revenues excluding the State cigarette tax ($85 million).

Federal grants help pay for State spending on Medicaid, temporary and disability assistance, mental hygiene, School Aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in federally-reimbursed spending. Accordingly, DOB typically expects that Federal reimbursement will be received in the State fiscal year in which spending occurs, but timing differences sometimes varies. Federal grants are projected to total nearly $36.0 billion in 2008-09, an increase of over $1.0 billion from 2007-08. Federal spending is expected to increase for public health ($209 million), Medicaid ($257 million), homeland security ($78 million) and temporary and disability assistance ($175 million).

As of May 12, 2008, General Fund miscellaneous receipts collections are estimated to be approximately $2.5 billion in 2008-09, up $47 million from 2007-08 receipts. This projected increase is primarily due to an expected increase in Monroe County’s Medicaid sales tax intercept payments and additional abandoned property receipts. General Fund Federal grants are expected to decline by $28 million from the prior year, one-half which is due to the possible loss of the Federal Medicare Part D receipts if the State converts its retiree contracted Medicare Part D subsidy for State retirees.

2008-09 DISBURSEMENTS FORECAST

State Operating Funds spending, which includes the General Fund, debt service, and other operating funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, is projected to total $80.9 billion in 2008-09. All Funds spending is projected to total $121.6 billion in 2008-09.

The spending forecast for each of the State’s financial plan categories follows. In general, the spending changes are driven by two components: the current-services estimate for each area or activity; and the impact of the Enacted Budget actions.

Projected current-services disbursements are based on agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions, and changes in Federal law. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

Grants to Local Governments

Grants to Local Governments (“Local Assistance”) include payments to local governments, school districts, healthcare providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71 percent of All Funds spending.

In 2008-09, All Funds spending for local assistance is expected, as of May 12, 2008, to total $86.3 billion. Total spending comprises State Aid to medical assistance providers and public health programs ($36.7 billion); State Aid to school districts, universities, and tuition assistance ($33.0 billion); temporary and disability assistance ($4.2 billion); mental hygiene programs ($3.6 billion); transportation ($3.0 billion); children and family services ($2.5 billion); and local government assistance ($1.2 billion). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

For 2008-09, All Funds local assistance spending is projected to total $86.3 billion, an increase of $3.2 billion (3.9 percent) over the previous year. The growth is largely driven by projected increases in School Aid ($1.8 billion) and Medicaid ($717 million). The largest annual variances are described below in more detail.

School Aid: General Fund growth reflects the balance of the 2007-08 school year increase and the level of spending growth which was already projected in the State’s 2008-09 services plan ($1.4 billion), new spending for enhancements to Foundation Aid, High Tax Aid, and other School Aid programs ($447 million), partially offset by additional lottery revenues generated by the State’s sale of VLT development rights at Aqueduct ($250 million).

Additional State Operating Funds spending is financed by additional lottery revenues, and additional all Governmental Funds spending is financed by additional Federal aid.

Medicaid: General Fund Medicaid spending growth reflects growth which was already projected in the State’s 2008-09 services plan to cover the increasing costs of providing health care services ($1.1 billion) and new Medicaid initiatives ($87 million), largely offset by enacted budget savings ($1.0 billion). General Fund initiatives include investments in hospital services, nursing homes and home care providers, while General Fund savings actions include savings which result from the $1.25 per pack increase in State cigarette taxes, savings associated with the HCRA, Medicaid fraud prevention, and pharmaceutical savings. Additional State Operating Funds spending is financed by available resources in HCRA and increased cigarette tax revenues, and additional All Governmental Funds spending is financed by additional Federal aid.

Local Government Assistance: In addition to over $200 million in increased aid to municipalities already budgeted in the 2008-09 services plan, the enacted budget restored $82 million in Aid and Incentives to Municipalities (“AIM”) funding for New York City and provided $12 million in special aid to certain other cities.

City University: Largely reflects changes in the 2008-09 services budget for operating costs, including increased spending associated with the State support for fringe benefit costs and an adjustment to prior-year fringe benefit payments.

Children and Families: Reflects increased spending for 2008-09 services, particularly child welfare services, and new spending initiatives for programs previously funded through TANF, partly offset by various enacted savings initiatives including the 2 percent Statewide across-the-board reduction to programs and the bond financing of system software needs.

Other Education Aid: Largely reflects 2008-09 services spending for special education programs, new costs associated with education aid increases to targeted school districts around the State and aid to nonpublic schools, partly offset by savings associated with the 2 percent across-the-board reduction to programs and the bond financing of technology purchases.

Mental Hygiene: 2008-09 service budget increases reflect existing program commitments and mandates associated with the OMRDD and the OMH. The growth in 2008-09 services is partly offset by enacted savings initiatives to implement various local assistance cash management and revenue maximization initiatives.

State Operations

State Operations spending is for personal service and non-personal service costs. Personal service costs, which account for approximately two-thirds of State Operations spending, includes salaries of State employees of the Executive Branch, Legislature, and Judiciary, as well as overtime payments and costs for temporary employees. Non-personal service costs, which account for the remaining one-third of State Operations, represent other operating costs of State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology and professional business services), supplies and materials, equipment, telephone service and employee travel.

Public Health

All Funds State Operations spending, after across-the-board reductions, is projected at $18.7 billion in 2008-09, a reduction of $700 million from the Executive Budget. Funding for the Office of the Lieutenant Governor has been eliminated. Spending finances the costs of Executive agencies ($16.8 billion) and the Legislature and Judiciary ($1.9 billion). The largest agencies include SUNY ($4.7 billion; 40,632 Full Time Equivalent Employees (“FTEs”)), Correctional Services ($2.5 billion; 31,973 FTEs), Mental Hygiene ($3.0 billion.; 40,754 FTEs), Public Health, including OMIG ($808 million; 6,793 FTEs), and State Police ($592 million; 5,989 FTEs).

Approximately 93 percent of the State workforce is unionized. The largest unions include CSEA, which primarily represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; PEF, which primarily represents professional and technical personnel (i.e., attorneys, nurses, accountants, social workers, and institution teachers); UUP, which represents faculty and non-teaching professional staff within the State University system; and the New York State Correctional Officers and Police Benevolent Association which represents security personnel (correction officers, safety and security officers).

The State workforce, which reflects full-time employees of the Executive branch, excluding the Legislature, Judiciary, and contractual labor, is, as of May 12, 2008, projected to total 201,170 in 2008-09, an increase of 1,369 FTEs over 2007-08 levels. This is before the impact of agency spending and management plans. Increases are expected in Mental Hygiene agencies (182 FTEs) primarily due to staffing related to the Sex Offender Management and Treatment Act and the NYS-CARES II program; OMIG (227 FTEs), reflecting staffing growth needed for Medicaid audit and fraud prevention activities; Motor Vehicles (109 FTEs) driven by the Federal Western Hemisphere Travel Initiative; and Health (256 FTEs), CUNY (140 FTEs) and Education (113 FTEs), reflecting authorized fill levels for 2008-09. Declines in Children and Family Services (128 FTEs) are expected mainly through attrition as a result of facility closures.

All Funds State Operations spending is expected to total $18.7 billion in 2008-09, comprising PS ($12.3 billion) and NPS ($6.4 billion). The majority of State Operations spending is for SUNY ($4.7 billion), Correctional Services ($2.5 billion), Judiciary ($1.9 billion), OMRDD ($1.5 billion), and OMH ($1.4 billion).

State Operations spending by category, based upon historical spending trends, is allocated among employee base salaries (62 percent), overtime payments (3 percent), contractual services (24 percent), supplies and materials (6 percent), equipment (3 percent), employee travel (1 percent) and other operational costs (1 percent).

General State Charges

General State Charges account for the costs of fringe benefits provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, Social Security, health insurance, workers’ compensation and unemployment insurance. Fixed costs include State taxes paid to local governments for certain State-owned lands, and payments related to lawsuits against the State and its public officers.

For most agencies, employee fringe benefit costs are paid centrally from appropriations made to General State Charges. These centrally-paid fringe benefit costs represent the majority of General State Charges spending. However, certain agencies, such as the Judiciary and SUNY, directly pay all or a portion of their employees’ fringe benefit costs from their respective budgets. Employee fringe benefits paid through the General State Charges account are paid from the General Fund in the first instance and then partially reimbursed by revenue collected from fringe benefit assessments on Federal funds and other special revenue accounts. The funding source of fringe benefit costs directly paid by certain agencies is dependent on the respective agencies’ funding sources. Fixed costs are paid in full by General Fund revenues from the General State Charges account.

All Funds spending on General State Charges is expected to total $5.4 billion in 2008-09, and includes health insurance spending for employees ($1.7 billion) and retirees ($1.0 billion), pensions ($1.1 billion) and Social Security ($908 million).

The Budget authorizes an eligibility audit to eliminate ineligible dependents from receiving health insurance coverage from the State ($16 million), as well as increasing audit recoveries through the addition of five audit staff ($1 million). Savings are derived from the prepayment of pension costs, as well as accelerating the State’s pension payment from September 1, 2008 to May 1, 2008, resulting in interest savings. The budget relies on the use of one-time health insurance dividends to pay for health care spending in 2008-09. Savings are expected from efforts to ensure all non-General Fund State programs are paying their appropriate share of fringe benefit costs. In 2008-09, approximately $18 million in savings will be realized from the cessation of certain fringe benefit waivers which had previously been granted.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by State public authorities (i.e., Empire State Development Corporation (“ESDC”), the Dormitory Authority of the State of New York (“DASNY”), and the Thruway Authority (“TA”) for which the State is contractually obligated to pay debt service, subject to an appropriation. Depending on the credit structure, debt service is financed through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

All Funds debt service is projected at $4.7 billion in 2008-09, of which $1.7 billion is paid from the General Fund through transfers and $3.0 billion from other State funds. Debt service is paid on revenue credits supported by dedicated taxes and fees and patient income, including Personal Income Tax Revenue bonds, Dedicated Highway and Bridge Trust Fund bonds and Mental Health facilities bonds, as well as service contract bonds that are secured mainly by the General Fund.

Growth in debt service reflects costs to support ongoing capital spending. The increased spending is for education purposes ($183 million, of which $79 million is for Expanding our Children’s Education and Learning (“EXCEL”)), transportation ($126 million), health and mental hygiene ($65 million), and economic development and housing ($67 million), as offset by the $127 million Debt Reduction Reserve Fund spending in 2007-08 and other factors. In addition, 2007-08 spending for SUNY educational facilities and the Local Government Assistance Corporation (“LGAC”) was reduced by $222 million due to the timing of debt service payments made during 2006-07. Variable interest rates are projected at 3.15 percent for 2008-09. The rates include an assumed $20 million in additional variable rate interest costs related to the dislocation in the bond markets for auction rate securities and variable rate demand bonds insured by bond insurers that have had their credit ratings downgraded. The State has indicated that it is substantially reducing its exposure to auction rate securities and to variable rate demand bonds connected to affected insurers. The State expects to complete this restructuring by the end of the first quarter of fiscal year 2008-09. The 2008-09 projected rate is moderately less than 2007-08 actual levels of about 3.56 percent.

The projections reflect $21 million in savings from a variety of debt management actions, including selling a minimum of 25 percent of new bond sales competitively, expanding the use of performance measures to monitor the effectiveness of broker-dealers, remarketing agents, and other service providers, and maximizing savings opportunities, including through consolidated service contract refunding structures. The State will also continue to use personal income tax revenue bonds to reduce borrowing costs.

The projections include $23 million in projected additional debt service costs to the State, primarily as a product of dislocations in the variable rate markets. These increased interest costs result mainly from credit rating agency downgrades to several bond insurance firms which have affected demand for certain variable rate bonds.

A number of new bond-financed capital initiatives were enacted with the 2008-09 budget. These include increased capital programs for SUNY and CUNY ($2.7 billion), $1.285 billion for various economic development initiatives, $75 million of bond-eligible capital spending from the Environmental Protection Fund (“EPF”), $85 million of software development costs, $100 million for housing capital, and $60 million for local highway improvements. These are expected to have a minimal impact on 2008-09 debt service spending, although they will produce higher costs in later years.

Capital Projects

The Capital Projects Fund Group account for spending across all functional areas to finance costs related to the acquisition, construction, repair or renovation of fixed assets. Spending from appropriations made from over 30 capital projects funds are financed from four sources: annual State taxes or dedicated miscellaneous receipts, grants from the Federal government, the proceeds of notes or bonds issued pursuant to General Obligation Bond Acts which are approved by the State voters, and the proceeds of notes or bonds issued by public authorities pursuant to legal authorization for State capital spending.

All Funds capital spending of $6.1 billion in 2007-08 is projected to increase to $7.1 billion in 2008-09. In fiscal year 2008-09, transportation spending, primarily for improvements and maintenance to the State’s highways and bridges, is projected to continue to account for the largest share (55 percent) of this total. The balance of projected spending will support capital investments in the areas of economic development and government oversight (10 percent), education (10 percent), mental hygiene and public protection (9 percent), and parks and the environment (9 percent). The remainder of projected capital projects spending will be spread across health and social welfare, general government and other areas (7 percent).

The spending increase for economic development reflects the cumulative impacts of initiatives begun over the previous several years. They include projects at State University facilities and its Research Foundation and private universities; various local projects across the State; cultural facilities needs, and energy-related projects. The increase for transportation reflects spending for ongoing commitments, including $106 million in Federal grants and $181 million for spending from the 2005 Rebuild and Renew New York General Obligation Bond Act, as those projects begin to spend more fully. The $354 million increase for other spending is spread across all other program areas, including mental hygiene, public protection, higher education, and health. To account for historical differences between commitments and cash disbursements in Capital Projects Funds, the Financial Plan includes a negative $250 million spending adjustment.

Approximately $8 million has been identified in savings by shifting environmental spending to bond financing. Another $50 million in savings is achieved in the Transportation area through a funding reduction to the State and Local Bridge Program.

The Enacted Budget Financial Plan reflects $417 million in spending on new initiatives including $122 million for economic development and housing projects, $78 million to expand existing environmental programs, $67 million for local highway and bridge projects, $64 million for education projects and $86 million for other areas including $1.5 million for renovations to the Legislative Office Building hearing rooms and $10 million for the Cornell Grape Genomics Research Facility.

OUTYEAR PROJECTIONS

As of May 12, 2008, DOB projects that the Enacted Budget Financial Plan is balanced in the General Fund in 2008-09, and projects out-year budget gaps of $5.0 billion in 2009-10, $7.7 billion in 2010-11, and $8.8 billion in 2011-12.

After actions, General Fund spending is projected to grow at an average annual rate of 8.3 percent over this period. The spending is driven by, among other things, School Aid, health care, the State-financed cap on local Medicaid spending, employee and retiree health benefits, local government aid and child welfare programs. Over the same period, General Fund receipts are estimated to grow at approximately 4 percent a year.

In evaluating the State’s out-year operating forecast, it should be noted that the reliability of the estimates as a predictor of the State’s future fiscal condition is likely to diminish as one moves further from 2008-09 and budget year estimates. Accordingly, the 2009-10 forecast is perhaps the most relevant from a planning perspective, since any gap in that year must be closed with the next budget and the variability of the estimates is likely to be less than in later years. The State will provide quarterly revisions to its multi-year estimates.

The forecast for 2009-10 is based on assumptions of economic performance, revenue collections, spending patterns, and projections for the current-services costs of program activities. DOB believes the estimates of annual change in revenues and spending that create the 2009-10 current-services gap forecast are based on reasonable assumptions and methodologies. Significant assumptions that affect the forecast include:

•

The performance of the economy in general and the financial services sector in particular, and the concomitant impact on State tax receipts. As of May 12, 2008, DOB’s economic forecast predicts a mild recession in 2008, with growth beginning again in calendar year 2008. The forecast for State tax receipts is based on the 2008- 09 forecast.

•	The Federal government will not make substantive funding changes to major aid programs or make substantive regulatory changes that adversely affect the State.

•

The projections do not include any extra costs for unsettled labor settlements. The Financial Plan projections do not include spending for unions that have not yet reached tentative labor settlements with the State. These include unions representing uniformed officers and CUNY employees.

•	The projections alter 2008-09 do not assume the use of one-time resources. In a typical year, however, the Financial Plan usually includes some such resources.

Changes to these or other assumptions could have a materially adverse impact on the size of the budget gaps for 2009-10 and beyond.

OUTYEAR RECEIPTS PROJECTIONS

Income Taxes

As of May 12, 2008, in general, income tax growth for 2009-10 and 2010-11 is governed by projections of growth in taxable personal income and its major components, including wages, interest and dividend earnings, realized taxable capital gains, and business net income, and the impact of tax law changes. Projections for 2009-10 and 2010-11 reflect the impact of Enacted Budget legislation that strengthens the Tax Department’s compliance tools, extension of tax shelter legislation, and restructuring of fees paid by LLCs.

All Funds personal income tax projected receipts for 2009-10 of slightly under $40.3 billion reflect an increase of $2.1 billion (5.5 percent) above the 2008-09 estimate. The forecast reflects a slow but steady recovery from the 2008 recession, and the impact of legislation described above. All Funds receipts for 2010-11 of $43 billion are $2.7 billion (6.8 percent) above 2009-10, reflecting continued economic recovery and growth.

General Fund income tax receipts are projected to increase by just under $900 million (3.7 percent) in 2009-10. The change reflects the growth in net receipts discussed above, offset by a $690 million (14.7 percent) increase in the STAR Fund transfer mainly to finance the continuation of the second phase of the middle class rebate program which will be delayed for one year in 2008-09. Also, the RBTF transfer is projected to increase by $529 million (5.5 percent). General Fund receipts for 2010-11 are projected to increase over 2009-10 by slightly over $1.5 billion. This reflects 6.8 percent growth in net collections and the RBTF transfer, offset by an increase in the STAR Fund transfer of $527 million (9.8 percent) mainly to fund the delayed third and final phase of the middle class rebate program.

All funds personal income tax receipts are expected to grow by 6.8 percent to $45.9 billion in 2011-12. General Fund receipts are expected to grow by 7.2 percent to $28.2 billion.

User Taxes and Fees

As of May 12, 2008, all Funds user taxes and fees receipts for 2009-10 are projected to be $15.3 billion, an increase of $478 million, or 3.2 percent from 2008-09. General Fund user taxes and fees receipts are projected to total $9.3 billion in 2009-10, an increase of $321 million, or 3.6 percent from 2008-09. This increase largely reflects a projected increase in sales tax due to base growth and the full implementation of tax law changes.

All Funds user taxes and fees are projected to increase by $469 million in 2010-11 and $532 million in 2011-12.

Business Tax Receipts

As of May 12, 2008, all Funds business tax receipts for 2009-10 are projected to increase $433 million, or 4.9 percent, to $9.2 billion. This change reflects increases in corporate franchise tax, corporation and utilities taxes, insurance taxes and petroleum business taxes receipts, partially offset by a moderate decrease in bank tax receipts.

For 2010-11, All Funds business tax receipts are projected to increase by 1.5 percent, to $9.4 billion. This increase reflects increases in bank tax, insurance tax, corporation and utilities tax and petroleum business tax receipts, largely offset by a small decrease in corporate franchise tax receipts, as a result of an expected significant increase in Brownfield credit claims. For 2011-12, All Funds business tax receipts are projected to increase by 1.8 percent to $9.5 billion.

Other Taxes

All Funds other tax receipts in 2009-10 are projected to be over $2.3 billion, up $160 million or 7.5 percent from 2008-09, reflecting modest growth in real estate transfer tax receipts as well as growth in estate tax receipts. General Fund receipts for 2009-10 are projected to total approximately $1.3 billion, an increase of $131 million.

The 2010-11 All Funds receipts projection for other taxes is just over $2.4 billion, up $108 million or 4.7 percent over the 2009-10 receipts total. Growth in the estate tax is projected to follow expected increases in household net worth and receipts from the real estate transfer tax are projected to reflect the slow growth in the housing market.

The 2011-12 All Funds receipts projection for other taxes is approximately $2.6 billion, up $136 million or 5.6 percent over 2010-11 receipts total. The forecast reflects continued increases in household net worth as well as in the value of real property transfers.

Miscellaneous Receipts

As of May 12, 2008, all Funds miscellaneous receipts are projected to total nearly $21.0 billion in 2009-10, an increase of $881 million from 2008-09, driven by: growth in programs financed with authority bond proceeds ($1.0 billion), including spending for economic development, environment, education and mental health; offset by a reduction in expected HCRA revenues ($213 million). Federal grants are projected to total $37.0 billion in 2009-10, an increase of $1.0 billion from 2008-09. Federal spending is expected to increase for Medicaid ($958 million) and Elections ($114 million). These increases would be slightly offset by a decline in lottery revenues of $45 million, due to the expected sale of development rights of the Aqueduct VLT facility during 2008-09, and the decrease of approximately $14 million due to the potential loss of the Medicare Part D Subsidy should a conversion to a contracted Medicare Part D plan. Such a conversion would have no negative impact on retirees while potentially reducing State spending. In most cases, the grant levels reflect projected changes in State spending levels and a corresponding change in estimated Federal reimbursement, not changes in aid levels for New York authorized by Congress.

General Fund miscellaneous receipts collections in 2009-10 are projected to fall to just under $2.5 billion, down $35 million from 2008-09 estimates, due to the loss of revenue from the State of New York Mortgage Authority.

In 2010-11, General Fund miscellaneous receipts and Federal grants are projected to be nearly $2.5 billion, virtually unchanged from 2009-10

Non-Tax General Fund Transfers from Other Funds

All other transfers to the General Fund from other State Funds are expected to decline in 2008-09 from 2007-08 levels primarily as a result of non-recurring fund sweeps from several special revenue accounts that were included in the 2007-08 Enacted Budget and a reduction in transfers from the Tribal State Compact Revenue account. Transfers from the Tribal State Compact account in 2007-08 reflect payments owed to the State from the Seneca Indian Nation from prior years. It is projected that these moneys will be received in 2007-08 and transfers in 2008-09 will return to normal levels.

OUTYEAR DISBURSEMENTS PROJECTIONS

As of May 12, 2008, DOB forecasts General Fund spending of $62.1 billion in 2009-10, an increase of $5.8 billion (10.2 percent) over recommended 2008-09 levels. Growth in 2010-11 is projected at $5.4 billion (8.7 percent) and in 2011-12 at $4.1 billion (6.0 percent). The growth levels are based on current-services projections, as modified by the actions contained in the 2008-09 Executive Budget including Governor Paterson’s across-the-board cuts.

Grants to Local Governments

Annual growth in local assistance is driven primarily by School Aid, Medicaid, local government assistance, other education aid and children and family services.

Medicaid

General Fund spending for Medicaid is expected to grow by $1.8 billion in 2009-10, $1.4 billion in 2010-11, and another $1.6 billion in 2011-12.

Medicaid growth results, in part, from the combination of projected increases in recipients, service utilization, and medical care cost inflation that impact nearly all categories of service (e.g., hospitals, nursing homes). The State cap on local Medicaid costs and takeover of local FHP costs, which are included in base categories of service, are projected to increase spending by $276 million in 2008-09, $258 million in 2009-10, and $341 million in 2010-11. In 2009-10, an extra weekly payment to providers adds an estimated $300 million in base spending across all categories of service. The remaining growth is primarily attributed to the available resources in other State Funds which are used to lower General Fund costs, including lower levels of HCRA financing beginning in 2008-09.

The average number of Medicaid recipients is expected to grow to 3.7 million in 2008-09, an increase of 2.4 percent from the estimated 2007-08 caseload of 3.6 million. FHP enrollment is estimated to grow to approximately 546,000 individuals in 2008-09, an increase of 3.8 percent over projected 200708 enrollment of almost 526,000 individuals.

School Aid

Projected School Aid increases are primarily due to increases in Foundation Aid; Universal Prekindergarten expansion; and increases in expense-based aids such as Building Aid and Transportation Aid. Increased funding in 2008-09 for High Tax Aid and several other aid categories is provided on a one-year basis and not continued in the out-years.

On a school-year basis, School Aid is projected at $23.2 billion in 2009-10, $25.8 billion in 2010-11, and $27.3 billion in 2011-12. On a School Year basis, School Aid spending is projected to grow by $1.8 billion in 2009-10, $2.6 billion in 2010-11, and $1.6 billion in 2011-12. Outside the General Fund, revenues from core lottery sales are projected to increase by $99 million in 2009-10, $74 million in 201011, and $108 million in 2011-12 (totaling $2.5 billion in 2011-12). Revenues from VLTs are projected to total $731 million in 2008-09, then decrease by $144 million in 2009-10 following the expected one-time receipt of $250 million in revenues during 2008- 09 for the sale of development rights. They are then projected to increase by $219 million in 2010-11 and $196 million in 2011-12. VLTs are expected to total $1.0 billion in 2011-12. The VLT estimates assume the start of operations at Aqueduct in 2009-10 and Belmont in 2010-11.

Mental Hygiene

Mental Hygiene spending is projected at $2.1 billion in 2009-10, $2.2 billion in 2010- 11, and $2.3 billion in 2011-12. Sources of growth include: increases in the projected State share of Medicaid costs; cost-of-living increases, including a proposed three-year extension of the human services COLA; and projected expansions of the various mental hygiene service systems including OMH’s children’s services; increases in the NYS-CARES program and in the development of children’s beds in OMRDD to bring children back from out-of-state placements; the NY/NY III Supportive Housing agreement and community bed expansion in OMH; and certain chemical dependence treatment and prevention initiatives in OASAS.

Children and Family Services

Children and Family Services local assistance spending is projected to grow by $149 million in 2009-10, $185 million in 2010-11 and $150 million in 2011-12. The increases are driven primarily by expected growth in local child welfare claims, the implementation of the OCFS Medicaid waiver, and cost-of-living increases for human services providers through 2011-12.

Temporary and Disability Assistance

Spending is projected at $1.3 billion in 2009-10, an increase of $66 million from 2008-09, and is expected at the same level through 2011-12. Although public assistance caseload is projected to increase marginally between 2009-10 and 2011-12, this spending is countered by an expected increase in Federal offsets, which decrease the level of General Fund resources needed.

Other Local Assistance

All other local assistance programs total $4.7 billion in 2009-10, an increase of $195 million over 2008-09 levels. This growth in spending primarily reflects increases in local government assistance including unrestricted aid to New York City ($82 million), additional payments for AIM and Local Government Efficiency Grants ($71 million), various public health program costs, and other education aid. This growth is partially offset by declines in the Division of Military and Naval Affairs and Labor.

State Operations

State Operations spending is expected to total $9.1 billion in 2009-10, an annual increase of $438 million (5.1 percent). In 2010-11, spending is projected to grow by another $564 million (6.2 percent) to a total of $9.7 billion, followed by another $245 million (2.5 percent) for a total of $9.9 billion in 2011-12. Across-the-board reductions are projected to reduce State Operations spending levels by $524 million in all years, a 5.5 percent reduction from 2007-08 spending levels. The net personal service growth primarily reflects the impact of the settled labor contracts. In addition, salary adjustments for performance advances, longevity payments and promotions; and increased staffing levels, primarily in Judiciary and Correctional Services drive spending growth. Inflationary increases for non-personal service costs result in higher spending in all years. Additional growth is driven by spending for ongoing initiatives, including the civil commitment program for sexual offenders, and medical and pharmacy costs in the areas of mental hygiene and corrections.

General State Charges

General State Charges are projected to total $3.9 billion in 2009-10, $4.0 billion in 2010-11 and $4.3 billion in 2011-12. The annual increases are due mainly to anticipated cost increases in pensions and health insurance for State employees and retirees.

The State’s pension contribution rate to the New York State and Local Retirement System, which is 8.8 percent for 2008-09, is expected to increase to 9.0 percent for 2009-10 and 2010-11 and to 9.3 percent in 2011-12. Pension costs in 2009-10 are projected to total $1.3 billion, an increase of $233 million over 2008-09 due to projected growth in the salary base. This large growth is also caused by the prepayment of the State’s 2008-09 amortization costs in 2007-08. In 2010-11, pension costs are expected to remain virtually unchanged. In 2011-12, they are expected to increase by $57 million due to an anticipated increase in the State contribution rate. Spending for employee and retiree health care costs is expected to increase by $228 million in 2009-10, $264 million in 2010-11, and another $291 million in 2011-12 and assumes an average annual premium increase of roughly 9.5 percent. Health insurance is projected at $2.9 billion in 2009-10 ($1.8 billion for active employees and $1.1 billion for retired employees), $3.2 billion in 2010-11 ($2.0 billion for active employees and $1.2 billion for retired employees) and $3.4 billion in 2011-12 ($2.1 billion for active employees and $1.3 billion for retired employees).

Transfers to Other Funds

In 2009-10, transfers to other funds are estimated at $6.0 billion, an increase of $479 million over 2008-09. This increase includes potential transfers to the Dedicated Highway and Bridge Trust Fund aimed at reducing fund gaps and an increase in other capital transfers of $126 million.

All other transfers are expected to increase by $244 million from 2008-09. The most significant change includes an increase in transfers to supplement resources available for the Mental Hygiene system. In addition transfers are increasing for the State’s SUNY subsidy to hospitals and funding for the State’s financial management system. General Fund transfers for stem cell research increase in 2009-10 and decline in 2011-12 as support is transitioned from the General Fund to the Health Care Resources Fund beginning in 2009-10.

In 2010-11, transfers to other funds are expected to increase by $749 million. This reflects expected growth in General Fund support to the Dedicated Highway and Bridge Trust Fund and Medicaid related spending in State Operated Mental Hygiene facilities. In 2011-12 transfers are expected to increase by $575 million, mainly to provide subsidies to HCRA, the Dedicated Highway and Bridge Trust Fund, and Mental Hygiene facility Medicaid related spending.

PRIOR FISCAL YEARS

General Fund 2005-06 through 2007-08

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

Recent Trends

Following its emergence from the national recession of 2002, the State experienced four years of economic growth and solid financial recovery from 2003-04 through 2006-07. State finances began to lose momentum during 2007-08 as revenues did not perform as well as initially expected. While the State maintained budget balance throughout 2007-08, year-end results represented the first year since 2002-03 that the State did not record an operating surplus.

2007-08 Fiscal Year (Unaudited Results)

The State ended 2007-08 in balance. Revenues in 2007-08 were $585 million lower than the State’s initial projections while spending for the year finished at $306 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), the Contingency Reserve Fund ($21 million), the Community Projects Fund ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

2006-07 Fiscal Year

DOB reported a 2006-07 General Fund surplus of $1.5 billion. Results for 2006-07 were $1.5 billion higher than the balanced Enacted Budget as a result of receipts revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected spending ($607 million). Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

The General Fund ended the 2006-07 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the State’s rainy day reserve fund (after an $87 million deposit at the close of 2006-07), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($278 million). The closing balance also included $1.7 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-07, an increase of $4.2 billion from 2005-06 results. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $239 million.

General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-07, an increase of $5.1 billion from 2005-06. The main sources of annual growth were School Aid, Medicaid, and higher education programs.

2005-06 Fiscal Year

DOB reported a 2005-06 General Fund surplus of $2.0 billion. Results for 2005-06 were $2.0 billion higher than the Enacted Budget as a result of receipts revisions over initial projections ($1.2 billion), changes to reserve fund balances ($895 million) and other timing-related transactions which had no impact on operations ($251 million), partly offset by higher than initially projected spending ($288 million). Total receipts, including transfers from other funds, were $47.2 billion. Disbursements, including transfers to other funds, totaled $46.5 billion.

The General Fund ended the 2005-06 fiscal year with a balance of $3.3 billion, which included dedicated balances of $944 million in the State rainy day reserve fund (after a $72 million deposit at the close of 2005-06), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($251 million). The closing balance also included $2.0 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $47.2 billion in 2005-06, an increase of $3.3 billion from 2004-05 results. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 million. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts including the securitization of tobacco proceeds.

General Fund spending, including transfers to other funds, totaled $46.5 billion in 2005-06, an increase of $2.9 billion from 2004-05. The main sources of annual growth were Medicaid, School Aid, and fringe benefits.

State Operating Funds 2005-06 through 2007-08

The State Operating Funds portion of the Enacted Budget Financial Plan is comprised of the General Fund and funds specified for dedicated purposes, but excludes capital project funds and Federal Funds.

Recent Trends

State Operating Funds spending increased from $73.5 billion in 2006-07 to $77.0 billion in 2007-08, an increase of $3.5 billion or 5 percent. Excluding transfers to other funds, the General Fund portion of State Operating Funds increased by $2.6 billion. The remaining growth consisted of higher spending for programs supported by special revenues ($1.3 billion), partly offset by an annual decrease in debt service funds ($359 million). The largest contributors to the spending increase in State-supported special revenue funds were the school tax relief fund (“STAR”) which provided an additional $664 million to taxpayers across New York State, State Transit operating aid which grew by $478 million reflecting additional aid provided to the Metropolitan Transportation Authority, and lottery funds which provided an additional $172 million to finance education costs. Debt service disbursements decreased primarily due to lower debt service payments for SUNY Educational Facilities and the Local Government Assistance Corporation.

Over the three-year period beginning in 2005-06, State Operating Funds spending has grown by an average 5.1 percent annually. In recent years, the State has financed roughly 35 percent of its operations outside of the General Fund. Historically, the State has financed an increasing share of its operations outside of the General Fund.

Major programmatic changes that have increased activity outside the General Fund include the financing of certain Medicaid and other health care costs under HCRA and the creation of the STAR program that is funded by directing PIT receipts to a special revenue fund.

2007-08 Fiscal Year (Unaudited Results)

State Operating Funds receipts totaled $75.6 billion in 2006-07, an increase of $3.0 billion from the 2006-07 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating Funds also increased. Actual State Operating Funds disbursements totaled $77.0 billion in 2007-08, an increase of $3.5 billion from the 2006-07 results. School aid, STAR, and transportation aid were the main sources of annual program growth.

The State ended the 2007-08 fiscal year with a State Operating Funds cash balance of $6.6 billion. In addition to the $2.8 billion General Fund balance, the State’s special revenue funds has a closing balance of $3.5 billion and the debt service funds had a closing balance of $285 million. The fund balance in the special revenue funds largely reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The largest fund balances are dedicated to finance the operations and activities of SUNY campuses and hospitals ($838 million) and ongoing HCRA programs ($597 million). The remaining special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the timing of bond sales.

2006-07 Fiscal Year

The State ended the 2006-07 fiscal year with a State Operating Funds cash balance of $6.9 billion. In addition to the $3.0 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.7 billion and the debt service funds had a closing balance of $233 million. The fund balance in the special revenue funds largely reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The largest fund balances are dedicated to finance ongoing HCRA programs ($706 million) and the operations and activities of SUNY campuses and hospitals ($685 million). The remaining special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the timing of bond sales.

State Operating Funds receipts totaled $72.6 billion in 2006-07, an increase of $4.5 billion from the 2005-06 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating funds also increased. Actual State Operating Funds disbursements totaled $73.5 billion in 2006-07, an increase of $7.2 billion from the 2005-06 results. School aid, Medicaid, STAR, and higher education were the main sources of annual program growth.

2005-06 Fiscal Year

State Operating Funds receipts totaled $68.1 billion in 2005-06, an increase of $7.5 billion from the 2004-05 results. The annual growth in General Fund receipts combined with growth in other State taxes and miscellaneous receipts, particularly the receipt of $2.7 billion in health care conversion proceeds in 2005-06, accounted for the annual change. Actual State Operating Funds disbursements totaled $66.3 billion, an increase of $5.2 billion from the 2004-05 results. The annual change in General Fund spending combined with growth in other State Operating Funds spending, particularly for HCRA and Medicaid, accounted for the annual change.

The State ended the 2005-06 fiscal year with a State Operating Funds cash balance of $7.3 billion. In addition to the $3.3 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.8 billion and the debt service funds had a closing balance of $221 million. The fund balance in the special revenue funds largely reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The largest fund balances are dedicated to finance ongoing HCRA programs ($1.6 billion) and the operations and activities of SUNY campuses ($339 million). The remaining special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the timing of bond sales.

All Funds 2005-06 through 2007-08

The All Funds Financial Plan includes Federal aid received by the State and capital project funds, making it the broadest measure of the State budget. The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, Special Revenue Funds, Capital Project Funds, and Debt Service Funds.

Recent Trends

All Funds spending totaled $116.1 billion in 2007-08, $3.3 billion (2.9 percent) higher than in 200607. The State Operating Funds component of All Funds spending increased by $3.5 billion, as described above, was complemented by an increase in capital project disbursements of $572 million (10 percent), offset by a decline in the Federal operating funds component of All Funds spending $791 million (2.3 percent) from 2006-07 levels.

The annual increase in capital project disbursements supported economic development and investment in high-technology projects, Department of transportation highway and bridge projects, Metropolitan Transportation Authority transit projects, environmental projects, and health care facilities. The most significant decline in Federal aid occurred in Medicaid where the State received $785 million less than in 2006-07, mainly due to lower payments made directly to public hospitals and savings attributable to the Medicare Part D prescription program.

2007-08 Fiscal Year (Unaudited Results)

The State ended the 2007-08 fiscal year with an All Funds cash balance of $6.5 billion. Along with the $6.6 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $359 million, offset by a negative capital project funds closing balance of $434 million. The fund balance in the Federal operating funds partly reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund results from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2007-08 totaled $115.4 billion, an increase of $3.0 billion over 2006-07 results. Moderate growth in tax collections and miscellaneous receipts were partially offset by a decline in Federal grants. All Funds disbursements for 2007-08 totaled $116.1 billion, an increase of $3.3 billion over 2006-07 results. The annual change reflects growth in School Aid, school tax relief, transportation aid and other State programs.

2006-07 Fiscal Year

The State ended the 2006-07 fiscal year with an All Funds cash balance of $6.8 billion. Along with the $6.9 billion State Operating Funds balance described above, the Federal operating funds had a closing balance of $336 million, offset by a negative balance in the capital projects funds of $432 million. The fund balance in the Federal operating funds partly reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund results from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2006-07 totaled $112.4 billion, an increase of $5.4 billion over 2005-06 results. Strong growth in tax collections and moderate growth in Federal grants, were partially offset by a decline in miscellaneous receipts. All Funds disbursements for 2006-07 totaled $112.8 billion, an increase of $8.4 billion over 2005- 06 results. The annual change reflects growth in Medicaid, School Aid, higher education, school tax relief and other State programs.

2005-06 Fiscal Year

The State ended the 2005-06 fiscal year with an All Funds cash balance of $7.1 billion. Along with the $7.3 billion State Operating Funds balance described above, the Federal operating funds had a closing balance of $447 million, offset by a negative balance in the capital projects funds of 604 million. The fund balance in the Federal operating funds partly reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund results from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2005-06 totaled $107.0 billion, an increase of $6.3 billion over 2004-05 results. Strong growth in tax collections and moderate growth in miscellaneous receipts, were partially offset by a decline in Federal grants. All Funds disbursements for 2005-06 totaled $104.3 billion, an increase of $3.7 billion over 2004- 05 results. The annual change reflects growth in Medicaid, other public health programs, and school aid, partially offset by the decline in Federal pass-through aid for the World Trade Center.

PUBLIC AUTHORITIES

For the purposes of this disclosure, public authorities refer to certain of its public benefit corporations, created pursuant to State law. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations. As of December 31, 2006, 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $129 billion.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several other financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

LOCALITIES

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City of New York, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

The staffs of the New York State Financial Control Board, the Office of the State Deputy Comptroller for the City of New York, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2007, the State Legislature authorized 14 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2008-09 fiscal year or thereafter.

To help resolve persistent fiscal difficulties in the City of Buffalo, the State enacted legislation in July 2003 that created the Buffalo Fiscal Stability Authority (“BFSA”). To address a deteriorating fiscal situation in Erie County, legislation was enacted in July 2005 that created the Erie County Fiscal Stability Authority (“ECFSA”). Under these statutes, the City and the County are required to take annual budgetary actions necessary to address increasing percentages of their projected budget gaps and the BFSA as well as the ECFSA are authorized to finance remaining budget gaps through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt. Tax revenues generated by the City and the Buffalo City School District as well as State aid payments are pledged to support any bonds issued by the BFSA. Similarly, the County’s sales tax revenues and certain statutorily defined State aid payments are pledged as revenue to support any bonds issued by ECFSA.

The BFSA has instituted a control period for Buffalo since 2003. In 2006, the ECFSA instituted a control period for the county after rejecting its fiscal 2007 budget and financial plan for fiscal years 2007 through 2010. The implementation of a control period grants BFSA and ECFSA significant authority over the financial operations of the county including: the power to approve or reject contracts, settlements, and borrowings in excess of $50,000; to determine expenditure limits for proposed county budgets; and to implement a wage or hiring freeze.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

DEBT AND OTHER FINANCING ACTIVITIES

State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt and includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. As of March 31, 2007, total State-related debt equaled $48.4 million.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

2008-09 State Borrowing Plan

The Enacted Plan reflects the expectation that State PIT Revenue Bonds will continue to be issued to finance certain new programs and programs previously authorized to be secured by service contract or lease-purchase payments.

The State’s 2008-09 borrowing plan projects new issuance of $457 million in general obligation bonds; $601 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $814 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $119 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $4.0 billion in State PIT Revenue Bonds to finance various capital programs, as described below.

State PIT Revenue Bond borrowings include issuances by: (i) DASNY for school construction (“EXCEL”), SUNY higher education facilities and community colleges, SUNY Dormitory Facilities, CUNY senior and community colleges, Higher Education Capital Matching Grants for private colleges, health care grants under the Health Care Efficiency and Affordability Law for New Yorkers (“Heal NY”) Capital Grant Program, cultural education storage facilities, Judicial Training Academies, library facilities, and for local public safety answering point equipment and technology upgrades associated with wireless E-911 service; and Mental Health facilities; (ii) the Thruway Authority for CHIPs and Dedicated Highway and Bridge; (iii) Urban Development Corporation (“UDC”) (doing business as the Empire State Development Corporation) for correctional and youth facilities, sports facilities, State facilities and equipment acquisitions; New York Racing Authority, State Police and Division of Military and Naval Affairs facilities, Office of Technology facility, Office of General Services Capital and Agriculture and Markets; (iv) the New York State Environmental Facilities Corporation (“EFC”) for State Environmental Infrastructure Projects, including Water Pollution Control and Pipeline for Jobs (Jobs 2000), Hazardous Waste Remediation, and West Valley; and (v) the Housing Finance Agency (“HFA”) for housing programs. State PIT Revenue Bonds for 2008-09 also include the Community Enhancement Facilities Assistance Program (“CEFAP”) for economic development purposes which may be issued by the Thruway Authority, DASNY, UDC and HFA; the Strategic Investment Program (“SIP”) for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY, UDC and EFC; and Regional Economic Development Program, Higher Technology and Development Program, Economic Development Initiatives, and the Regional Economic Growth Program which includes EOF, Gen*NY*sis, CCAP, RESTORE, Multi-Modal Transportation Program and the Center of Excellence Program, which may be issued by DASNY and UDC; and Buffalo Inner Harbor, Roosevelt Island Operating Corporation, Sematech and 2008 Economic Development Initiatives.

The projections of State borrowings for the 2008-09 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

Debt Reform Act

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which is intended to improve the State’s borrowing practices and applies to all new State-supported debt issued on or after April 1, 2000. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the uses of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires that the limitations on the amount of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2007. On October 30, 2007, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2007 at 2.10 percent of personal income and debt service on such debt at 1.27 percent of total governmental receipts, compared to the caps of 2.98 percent for each. DOB projects that debt outstanding and debt service costs for 2008-09 and the entire five-year forecast period through 2012-13 will also be within the statutory caps, although with declining debt capacity.

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. The 2007-08 Enacted Budget increased the limit on debt instruments which result in a net variable rate exposure (e.g., both variable rate debt and interest rate exchange agreements) to no more than 20 percent of total outstanding State-supported debt, from 15 percent. It also limits interest rate exchange agreements to a total notional amount of no more than 20 percent of total outstanding State-supported debt, an increase from 15 percent. As of March 31, 2008, State-supported debt in the amount of $44.5 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $8.9 billion each. As discussed below, as of March 31, 2008, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements are less than the authorized totals of 20 percent of total outstanding State-supported debt, and are projected to be below the caps for the entire forecast period through 2011-12.

Interest Rate Exchange Agreements

As of March 31, 2008 five issuers, DASNY, UDC, HFA, LGAC and the Thruway Authority have entered into a notional amount of $5.86 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 13.2 percent of total debt outstanding.

The interest rate exchange agreements outstanding at March 31, 2008 involve nine different counterparties. All of the interest rate exchange agreements were part of refunding transactions that resulted in fixed rates (i.e., synthetic fixed rate interest rate exchange agreements) that range between 2.86 percent and 3.66 percent—rates that were significantly lower than the fixed bond rates at the time the refunding bonds were issued. In these transactions, the State issued variable rate bonds and entered into swaps in which it receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate. As of March 31, 2008, the net mark-to-market value of all the outstanding swaps (the aggregate termination amount) was approximately $312 million—the total amount the State would pay to the counterparties for the collective authorized issuers should all the swaps be terminated. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, as interest rates rise from levels that existed in March 2008, it is expected that the State would owe lower termination payments or counterparties would potentially owe the State. The State plans to continue to monitor and manage counterparty risk on a monthly basis.

The State has also entered into approximately $861 million in swaps to create synthetic variable rate exposure, including $168 million of synthetic variable rate obligations and $693 million of forward starting synthetic variable rate obligations. In these transactions, the State issued fixed rate bonds and entered into swaps in which it receives a fixed rate comparable to the rate it pays on the bonds, and pays the Bond Market Association (BMA) variable rate, resulting in the State paying net variable rates. The net variable rate costs the State incurred with the synthetic variable rate bonds are lower than the net costs of issuing traditional variable rate bonds because they do not require additional support costs (liquidity, insurance, broker-dealer fees, and remarketing fees). Thus, this approach can be a less costly way to achieve additional variable rate exposure. The synthetic variable rate debt also provides the benefit of reducing the State’s counterparty exposure under the synthetic fixed rate bonds discussed above (as determined by an independent financial advisor) and, since entered into prior to April 1, 2008, are considered “excluded agreements” under the legislation, and not counted under the swaps cap. As of March 31, 2008, the net mark-to-market value of the State’s synthetic variable rate swaps is $20 million—the total amount the State would receive from the collective authorized issuers should all swaps be terminated. The synthetic variable rate does, however, count towards the variable rate debt instruments cap.

The interest rate exchange agreements authorized by the legislation are subject to various statutory restrictions, including minimum counterparty ratings that are in at least the two highest investment grade categories from a national rating agency, monthly reporting requirements, the adoption of guidelines by the governing boards of the Authorized Issuers, collateral requirements, an independent finding that swaps reflect a fair market value, and the use of standardized International Swaps and Derivatives Association (“ISDA”) documents. All of the payments made to counterparties on outstanding State-supported interest rate exchange agreements described above are subordinated to bondholder debt service payments, and the State expects that all such payments on any interest rate exchange agreements the Authorized Issuers may enter into in the future will be similarly subordinated to bondholder debt service payments.

Net Variable Rate Obligations

As of March 31, 2008 the State had about $1.8 billion of outstanding variable rate debt instruments that are subject to the net variable rate exposure cap or 4.1 percent of total debt outstanding. That amount includes $1.6 billion of unhedged variable rate obligations and $168 million of synthetic variable rate obligations described above (see “Interest Rate Exchange Agreements”).

As of May 12, 2008, the State’s policy is to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the underlying variable rate bonds and the amount received by the State under their 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure. Variable rate bonds that are related to swaps pursuant to which the State pays a fixed rate of interest are excluded from the calculation of variable rate debt instruments outstanding.

In addition to the variable rate obligations described above, as of May 12, 2008, the State has $3.1 billion of fixed rate obligations that may convert to variable rate obligations in the future. This includes $2.4 billion in State-supported convertible rate bonds that are, as of May 12, 2008, outstanding. These bonds bear a fixed rate until future mandatory tender dates in 2009, 2011, 2012 and 2013 at which time they can convert to either a fixed or variable rate. Similar to these convertible bonds, the $693 million in forward starting synthetic variable rate obligations described above result in the State paying a fixed rate through 2014, and a variable rate between 2014 and 2030. Legislation enacted in 2005 amended the State Finance Law to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year do not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. As explained below, these proceedings could adversely affect the State’s finances in the 2008-09 fiscal year or thereafter.

For the purpose of the matters described below, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

As of May 12, 2008, except as described below, there is no material litigation involving the State’s constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State’s power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State’s opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State’s financial position in the 2008-09 fiscal year or thereafter. The Basic Financial Statements for fiscal year 2007-08, which OSC expects to issue in July 2008, is to report possible and probable awarded and anticipated unfavorable judgments against the State.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2008-09 Financial Plan. The State believes that the 2008-09 Enacted Budget Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2008-09 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2008-09 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2008-09 Enacted Budget Financial Plan.

Real Property Claims

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs’ motion to strike the State’s defenses and counterclaims. The District Court also denied the State’s motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs’ claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order. The appeal and cross-appeals have been fully briefed before the Second Circuit, and it is anticipated that the matter will be argued in the fall of 2008.

Other Indian land claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al. both in the United States District Court for the Northern District of New York.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the State’s motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York Case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. The motion is fully briefed and awaiting decision.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches. The motion is fully briefed and awaiting decision.

Cayuga Indian Nation of New York, et al. v Pataki, et al., USDC, NDNY, 80-CV-930 (McCurn, DJ) (2d Cir. [02-6111]) involved approximately 64,000 acres in Seneca and Cayuga Counties surrounding the northern portion of Cayuga

Lake that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act (“NIA”) (first enacted in 1790 and codified at 25 U.S.C. 177) because the transactions were not held under federal supervision, and were not formally ratified by the United States Senate and proclaimed by the President. After 2 lengthy trials, in 2001 the District Court denied ejectment as a remedy, and rendered a judgment against the State for damages and prejudgment interest in the net amount of $250 million. The State appealed. The tribal plaintiffs (but not the U.S.) cross-appealed, seeking ejectment of all of the present day occupants of the land in the 64,000 acre claim area and approximately $1.5 billion in additional prejudgment interest.

On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the Cayuga action, based upon the intervening Supreme Court decision in Oneida Indian Nation v. City of Sherrill, 544 U.S. 197 (2005) which held (in the context of a property tax dispute involving a parcel that the tribe had purchased in fee within the Oneida claim area) that disruptive claims of Indian sovereignty could be barred by equitable defenses, including laches, acquiescence and impossibility. Cayuga Indian Nation v. Pataki, 413 F.3d 266 (2d Cir. 2005). The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in City of Sherrill applied to the Cayugas’ possessory claim and required dismissal of the entire lawsuit, including plaintiffs’ claim for money damages and their claim for ejectment. The Court also held that the United States’ complaint-in-intervention was barred by laches. The Supreme Court denied certiorari in Cayuga on May 15, 2006. 126 S. Ct. 2021, 2022.

This case was closed but recently became active when the Cayuga plaintiffs filed a FRCP 60(b)(6) motion to have the judgment vacated. Along with this motion a letter was sent to Judge McCurn’s chamber seeking a stay of the 60 (b)(6) motion until after the Second Circuit decides the appeal in the Oneida Land Claim case. The motion is premised on Judge Kahn’s ruling in Oneida, discussed above, that in spite of the Second Circuit decision in Cayuga, the tribe may proceed to prove a non-possessory claim for unjust compensation against the State defendant. The motion is currently returnable on June 10, 2008 and it is anticipated that a formal motion for a stay will also be returnable on June 10, 2008.

Tobacco Master Settlement Agreement

In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco MSA that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs’ motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court.

State Medicaid Program

There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including New York State Health Facilities Association, et al, v. DeBuono, et al., St. Luke’s Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs’ complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. This case is concluded. Several related State Court cases involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal Court.

West Valley Litigation

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the State and the New York State Energy Research and Development Authority have filed suit seeking (1) a declaration that defendants are liable under CERCLA for the State’s response costs and for damages to the State’s natural resources resulting from releases from the site in Cattaraugus County, New York, and a judgment reimbursing the State for these costs and damages, (2) a declaration of defendants’ responsibilities under the West Valley Demonstration Project Act to decontaminate and decommission the site and for future site monitoring and maintenance, and (3) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the West Valley site. The parties have agreed to stay the litigation and submit the issues in (1) and (2) to non-binding arbitration and early neutral evaluation. As of May 12, 2008, the parties are currently engaged in mediation.

* * * * *

RATING AGENCIES’ ACTIONS

Standard & Poor’s, Moody’s and Fitch rated the State’s general obligation bonds AA, Aa3 and AA- respectively, as of June 2008. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revision or withdrawal of a rating could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX E

ADDITIONAL INFORMATION CONCERNING
PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Puerto Rico municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of Puerto Rico issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any Puerto Rico issuer.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,927,776 as of July 1, 2006. Puerto Rico’s political status is that of a commonwealth. The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth government exercises virtually the same control over its internal affairs as do the fifty states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget and Government Development Bank for Puerto Rico (“Government Development Bank”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. The Office of Management and Budget prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

ECONOMY

General

The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico has experienced more than two decades of almost continuous economic expansion. Virtually every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. In the three fiscal years after the previous recession, during fiscal year 2002, the economy expanded at a moderate annual rate of 2.2%. During fiscal year 2007, real gross national product decreased by 1.8%. This contraction has continued into fiscal year 2008. As of January 2, 2008, the Puerto Rico Planning Board (the “Planning Board”) was

expecting a reduction of 2.1% of real gross national product for fiscal year 2008 and a recovery of 2.1% for fiscal year 2009.

Personal income, both aggregate and per capita, has increased consistently each fiscal year from 1985 to 2007. In fiscal year 2007, aggregate personal income was $53.1 billion ($44.4 billion in 2000 prices) and personal income per capita was $13,491 ($11,279 in 2000 prices).(1) Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which amount to around $12 billion annually and include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the United States. Eighty-two percent (82%) of the transfer payments to individuals in fiscal year 2007 ($8.9 billion), represented entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions. Grants represent the remainder of the federal transfers to individuals, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant (higher education) Scholarships.

Total average annual employment (as measured by the Department of Labor and Human Resources Household Employment Survey (the “Household Survey”)) has also increased. From fiscal year 2003 to fiscal year 2007, annual employment increased 6.3% to 1,262,900.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than the price of oil) are determined by the policies and performance of the economy of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2007 (from July 1, 2006 to June 30, 2007), approximately 77% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 50% of Puerto Rico’s imports. Consequently, the slowdown in the United States’ economy as of January 2, 2008 could be reflected in Puerto Rico’s economy.

Forecast for Fiscal Year 2008

The Planning Board’s gross national product forecast for fiscal year 2008, which was released in March 2008, projected a decline of 2.1% in constant dollars, or an increase of 3.4% in current dollars. Personal income was expected to increase by 0.8% in real terms, or 4.3% in nominal terms (see footnote 1 above). As of March 2008, the Planning Board expected real growth to return in fiscal year 2009, at 2.1%, or 7.1% in then-current dollars. As of March 2008, the major factors affecting the economy were, among others, the continued increase of oil prices, the slowdown of the U.S. economic activity and the continuing economic uncertainty generated by the Commonwealth’s fiscal crisis. These factors and the effects on economic activity of the implementation of the new sales tax have persuaded consumers to adjust their behavior to the new economic conditions.

According to the Household Survey, total employment for the first eight months of fiscal year 2008 averaged 1,214,800, a decrease of 3.8% compared to 1,262,900 for the same period of fiscal year 2007. At the same time, the unemployment rate for the first eight months of fiscal year 2008 was 11.2%, an increase from 10.3% for the same period of fiscal year 2007.

Fiscal Year 2007

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2007 indicate that real gross national product decreased 1.8% (3.5% in current dollars) over fiscal year 2006. Nominal gross national product was $58.7 billion in fiscal year 2007 ($44.3 billion in 2000 prices), compared to $56.7 billion in fiscal year 2006 ($45.1 billion in 2000 prices). Aggregate personal income increased from $51.1 billion in fiscal year 2006 ($44.0 billion in 2000 prices) to $53.9 billion in fiscal year 2007 ($44.4 billion in 2000 prices), and personal income per capita

(1)

Different price deflators are used for gross national product and personal income statistics. The year 2000 is used as a basis for comparison because that is the year used by the U.S. Department of Commerce.

increased from $13,033 in fiscal year 2006 ($11,229 in 2000 prices), to $13,491 in fiscal year 2007 ($11,279 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2007 averaged 1,262,900, an increase of 0.8% compared to 1,253,400 for fiscal year 2006. The driving force behind total employment is self-employment. The unemployment rate for fiscal year 2007 was 10.4%, a decrease from 11.7% for fiscal year 2006. As in the past, the economy of Puerto Rico followed the general performance and trends of the United States economy, although at a lower rate of growth.

Among the variables contributing to the Planning Board’s downward revision in the forecast were the effect of persistent high levels of oil prices and the slowdown, as of March 2008, of the United States economy. Moreover, as of March 2008, the continuing weakness of local construction investment has aggravated the situation. The persistent high level of the price of oil and its derivatives (such as gasoline) has served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth’s dependence on oil for power generation and gasoline, in spite of its recent improvements in power production diversification, the high level of oil prices is expected to account for an increased outflow of local income in fiscal year 2008. As of March 2008, the financial difficulties associated with the subprime mortgage crisis have resulted in lowering of short-term interest rates. This could help alleviate the situation of the construction sector, which historically has been a major contributor to economic growth. The implementation of the tax reform legislation discussed below may reduce net disposable income even after giving effect to certain income tax reductions provided in the tax reform legislation.

Fiscal Year 2006

The Planning Board’s reports of the performance of the Puerto Rico economy during fiscal year 2006 indicate that the economy (as registered by real gross national product) grew by 0.5%. Nominal gross national product was $56.7 billion in fiscal year 2006 ($45.1 billion in 2000 prices), compared to $44.0 billion in fiscal year 2005 ($44.8 billion in 2000 prices). This represents an increase in nominal gross national product of 5.5%. Aggregate personal income increased from $48.8 billion in fiscal year 2005 ($44.0 billion in 2000 prices) to $51.1 billion in fiscal year 2006 ($44.0 billion in 2000 prices), and personal income per capita increased from $12,507 in fiscal year 2005 ($11,267 in 2000 prices), to $13,033 in fiscal year 2006 ($11,229 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2006 averaged 1,253,400, an increase of 1.3% compared to 1,237,600 for fiscal year 2005. The unemployment rate for fiscal year 2006 was 11.7%, an increase from 10.6% for fiscal year 2005, due to the partial government shutdown in May 2006 that resulted in the two week furlough of many government employees. As in the past, the economy of Puerto Rico followed the performance and general trends of the United States economy but did not reach the level of U.S. real economic growth.

Economic Development Program

The Commonwealth’s economic development program is now focused on initiatives aimed at producing more diversified and sustainable economic development. The six principal elements of these initiatives, as expressed in the Governor’s Economic Development and Government Transformation Plan for Puerto Rico, are the following: (i) developing world-class infrastructure, while encouraging private investment with innovative financial models and agile, effective evaluation processes; (ii) accelerating Puerto Rico’s entry into the knowledge economy by creating a center of excellence in biotechnology, engineering and computing; (iii) promoting local enterprise and supporting local businesses by providing innovative financing alternatives and access to domestic and foreign markets; (iv) transforming the tourist industry into a vehicle for Puerto Rico’s economic development; (v) diversifying energy-generating sources to reduce dependence on petroleum by half; and (vi) transforming Puerto Rico’s government, without the need for layoffs or privatization, through effective agency consolidation and decentralization functions to offer first-class services to all citizens in a sensible, effective and agile manner and to contribute to Puerto Rico’s socio-economic development.

Puerto Rico Tax Incentives

One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the United States with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes on income derived in Puerto Rico. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development, and it has done so for many years.

In this regard, the Commonwealth enacted legislation extending certain benefits of its most recent tax incentives law, Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct as a current expense investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in the Commonwealth (in excess of a base amount) or 35% of the purchase price of a locally- manufactured, recycled product.

The tax incentives under the 1998 Tax Incentives Act were available until December 31, 2007 (although tax incentive concessions granted thereunder will continue to be in effect until their respective dates of expiration). As of January 2, 2008, the Puerto Rico Legislature was considering whether to amend, replace or extend the effectiveness of the 1998 Tax Incentives Act.

Reduction of the Costs of Doing Business

The Commonwealth believes that to make Puerto Rico more competitive and foster investment it needs to reduce the cost of doing business in Puerto Rico. In order to accomplish this, the Commonwealth proposes to (i) promote the creation of more cogeneration power plants to diversify energy fuel sources and reduce oil imports for electric power generation; (ii) streamline the permitting process to accelerate and reduce the cost of investment in Puerto Rico; and (iii) create a multi-agency task force to expedite critical projects. The Commonwealth has also implemented additional initiatives to restructure certain government agencies in order to improve the services offered by these agencies and provide such services in a more efficient manner.

Federal Tax Incentives

In connection with the phase-out of Sections 30A and 936 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), the United States Senate requested the Joint Commission on Taxation (“JCT”) and the United States Government Accountability Office (“GAO”) to study the economic impact of this phase-out and present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In anticipation of the final phase-out of Sections 30A and 936 of the U.S. Code, most U.S.-based companies operating under Sections 30A and 936 of the U.S. Code have converted from United States corporations to Controlled Foreign Corporations (“CFCs”), thus lessening the impact of the phase-out of those sections on their operations.

In May 2006, the GAO published its study titled “Fiscal Relations with the Federal Government and Economic Trends during the phase-out of the Possessions Tax Credit.” The GAO study found that Puerto Rico’s per capita gross domestic product and gross national product were significantly lower compared to United States averages, and the absolute gap between the per capita gross national product of Puerto Rico residents and that of United States residents has increased. The GAO study further found that, although the value-added by United States companies claiming the possessions tax credit decreased by about two-thirds during the period 1993-2003, much of the decline was offset by growth in other corporations, such as pharmaceuticals. Finally, the GAO study determined that although residents of Puerto Rico pay considerably less total tax per capita than residents of the United States, they pay approximately the same percentage of their personal income in taxes. The GAO study, which is informative in nature, is intended to help the United States Congress decide which economic development initiatives will best suit Puerto Rico’s current situation.

In June 2006, the JCT published its pamphlet titled “An Overview of the Special Tax Rules related to Puerto Rico and an Analysis of the Tax and Economic Policy Implications of Recent Legislative Options” (the “JCT Report”). The JCT Report provides an overview of the tax and non-tax rules applicable to United States possessions, the special tax rules applicable to Puerto Rico and an economic analysis of such special tax rules. The JCT Report also presents certain legislative options and specific proposals that have been advocated by various parties in order to stimulate economic growth in Puerto Rico. Although these legislative options and specific proposals are not recommendations, the JCT Report does state that federal and Commonwealth tax policy must be coordinated in order to design and implement new tax proposals aimed at enhancing development in Puerto Rico by targeting problems unique to Puerto Rico, instead of problems common to the United States and Puerto Rico, which proposals are likely to induce business to relocate from the United States to Puerto Rico.

As of January 2, 2008, the United States Congress had recently approved legislation that extends to production activities that take place in Puerto Rico the benefit of section 199 of the U.S. Code, which provides a nine percent reduction in the federal income tax rate, phased-in over five years (from 35% to 31.85% after 2009). This extension applies to activities occurring on the island of branches of U.S. corporations that are not CFCs. The Commonwealth is also seeking the extension of additional sections of the U.S. Code that provide a dividends received deduction for a percentage of profits generated in Puerto Rico by CFCs, as well as deductions that would encourage investments in research and development activities.

Employment and Unemployment

The number of persons employed in Puerto Rico during fiscal year 2007 averaged 1,262,900, a 0.8% increase from 1,253,400 in fiscal year 2006. Unemployment, although at relatively low historical levels, is about twice the United States average. The average unemployment rate decreased from 11.7% in fiscal year 2006 to 10.4% in fiscal year 2007. The number of self-employed individuals represents around 17% of civilian employment in Puerto Rico, more than double the level in the United States.

Economic Performance by Sector

From fiscal year 2003 to fiscal year 2007, the manufacturing and services sectors generated the largest portion of gross domestic product. The three sectors of the economy that provide the most employment are manufacturing, services and government.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. The Planning Board estimates that in fiscal year 2007 manufacturing generated $36.7 billion, or 40.9%, of gross domestic product. During fiscal year 2007, payroll employment for the manufacturing sector was 105,808, a decrease of 6.2% compared with fiscal year 2006. Most of the island’s manufacturing output is shipped to the United States mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The United States minimum wage laws are applicable in Puerto Rico. As of February 2008, the average hourly manufacturing wage rate in Puerto Rico was 68.0% of the average mainland United States rate.

Total employment in the manufacturing sector decreased by 12,947 from fiscal year 2003 to fiscal year 2007. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling 10.6% and 4.8%, respectively. After that, manufacturing employment seemed to stabilize around 118,000 jobs, but the deceleration reappeared in fiscal year 2006 with the sector experiencing another significant drop of 3.8%. For fiscal year 2007 the manufacturing employment decline accelerated further to -6.2%. Between January 2007 and January 2008, the economy lost around 7,050 jobs in the manufacturing sector. There are several reasons which explain this sector’s job shrinkage: the end of the phase-out of Section 936 of the U.S. Code, which had provided federal tax incentives to corporations operating in Puerto Rico; the net loss of patents on certain pharmaceutical products; the escalation of manufacturing production costs (particularly labor and electricity); and the increased use of job outsourcing. Puerto Rico’s manufacturing sector is facing increased international competition, and new ideas and initiatives are believed to be necessary to improve this sector.

Services

Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal years 2003 and 2007, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 5.4%, while payroll employment in this sector increased at an average annual rate of 1.8%. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction and agriculture. The services sector in Puerto Rico has a diversified base.

The high degree of knowledge, skill and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The services sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2007, services generated $35.9 billion of gross domestic product, or 40% of the total. Services employment grew from 523,691 in fiscal year 2003 to 562,949 in fiscal year 2007 (representing 54.5%

of total non-farm payroll employment). This represents a cumulative increase of 7.5% during such period. Wholesale and retail trade, finance, insurance and real estate experienced significant growth in fiscal years 2003 to 2007, as measured by gross domestic product. From fiscal year 2003 to 2007, gross domestic product increased in wholesale and retail trade from $9.2 billion to $11.1 billion, and in finance, insurance and real estate from $12.5 billion to $16.3 billion. There are sixteen commercial banks and trust companies operating in Puerto Rico as of January 2008. Total assets of these institutions as of December 31, 2007 were $113.9 billion. As of December 31, 2007, there were approximately thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions with total assets of $75.8 billion.

Hotels and Related Services—Tourism

During fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,913,400, an increase of 3.4% over the number of persons registered during the same period in fiscal year 2005. The number of non-resident tourists registered in tourist hotels during fiscal year 2006 increased 4.6% compared to fiscal year 2005. Hotel rooms available during fiscal year 2006 increased 3.9% compared to fiscal year 2005. The average number of rooms rented in tourist hotels increased 3.9% during fiscal year 2006 compared to fiscal year 2005. The average occupancy rate in tourist hotels during fiscal years 2005 and 2006 was 70.8%.

During fiscal year 2007, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,798,300, a decrease of 6.5% over the number of persons registered during fiscal year 2006. The average occupancy rate in tourist hotels during fiscal year 2007 was 71.3%, compared to 70.1% fiscal year 2006. The average number of rooms rented in tourist hotels decreased 5.0% during fiscal year 2007 compared with fiscal year 2006. The average number of rooms available in tourist hotels decreased 6.3% from fiscal year 2006 to fiscal year 2007 as the completion of regular maintenance and rehabilitation of rooms (that normally results in a certain number of rooms being unavailable at any time) was taking longer to complete than in the past.

The number of persons registered in tourist hotels during the first four months of fiscal year 2008 was 688,100, a decrease of 2.2% over the number of persons registered during the same period of fiscal year 2007. The average occupancy rate in tourist hotel during the first four months of fiscal year 2008 was 68.2%, compared to 68.4% in the period for fiscal year 2007. During the first four months of fiscal year 2008, the average number of rooms rented in tourist hotels decreased 2.3% and the average number of rooms available in tourist hotels decreased 2.7% compared with the same period in fiscal year 2007.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Convention Center District Authority, has completed the development of the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, to include hotels, restaurants, cinemas, office space and housing. The convention center district is being developed at a total cost of $1.3 billion in an effort to improve Puerto Rico’s competitive position in the convention and group travel segments. The convention center opened on November 17, 2005.

Government

The government sector of Puerto Rico plays an important role in the economy. In fiscal year 2007, the government accounted for $8.6 billion of Puerto Rico’s gross domestic product, or 9.6% of the total. The government is also a significant employer, providing jobs for 297,400 workers, or 28.8% of total non-farm payroll employment in fiscal year 2006. This total includes municipal employees. As of January 31, 2008, central government employment had been reduced by approximately 11,500 positions since September 2004.

On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. During fiscal year 2006, the Commonwealth and its instrumentalities began to negotiate the economic and non- economic terms of at least forty collective bargaining agreements. The results of these negotiations could have a material impact on the General Fund.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagez, Ponce, Vieques, and Yabucoa.

As of January 2008, Luis Muoz Marn International Airport was served by 25 United States and international airlines. As of that date, there is daily direct service between San Juan and Atlanta, Boston, Chicago, Dallas, Miami, New York, Philadelphia, and numerous other destinations within the United States. There is also regularly scheduled service between Aguadilla and Ponce and New York and between Puerto Rico and other Caribbean islands and certain Latin American and European cities. A major United States airline uses San Juan as a hub for its intra-Caribbean airline service. Several smaller airports serve intra-island traffic.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2006, totaled approximately 4,621 miles. The highway system comprises 391 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,041 miles of tertiary highways and roads serving local, intra-regional traffic.

The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well. As of January 2008, it has ridership of about 33,000 per day.

The Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas, a deep draft port on the south coast of Puerto Rico. The first phase of the Port of the Americas was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5 and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. During calendar year 2005, the PAA began the second phase of the Port, which phase was expected to be completed by the end of calendar year 2007. Completion of this second phase was expected to provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (“TEU”). This second phase includes (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet; (ii) reconstructing the container terminals; (iii) commencing certain required environmental risk mitigation procedures; and (iv) preparing final construction schematics. With respect to these tasks, dredging is completed, the final design contract has been awarded, acquisition of environmental risk mitigation land is underway, and the contract for reconstruction of the container terminal was awarded in April 2006. The Port is expected to be capable of providing capacity for up to 700,000 TEUs when the third phase is completed.

As of September 30, 2007, PAA had an outstanding balance of $94.6 million under various lines of credit from the Government Development Bank (the “GDB”). PAA is authorized to borrow up to $250 million under these lines of credit. This debt is payable from annual legislative appropriations until the PAA starts generating revenues sufficient to cover debt service and is also guaranteed by the Commonwealth. Partial operation of the Port of the Americas, at a capacity of up to 250,000 TEUs per year, could begin in early 2008.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity, due to its multiplier effect on the whole economy. During the period from fiscal year 2003 through fiscal year 2007, however, real construction investment decreased at an average annual growth rate of 5.9%. The total value of construction permits decreased by 5.4% during the same five fiscal year period.

Total construction investment for fiscal year 2007 decreased (in real terms) by 6.3% (following a 10.4% real decline in fiscal year 2006) due principally to the drop in construction related public projects. For fiscal year 2008, the Planning Board has forecasted further construction investment decreases (in real terms) of 5.3% and stagnation (0% real growth) for fiscal year 2009. Public investment is expected to be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects. Public investment in construction, however, has been negatively affected by the Commonwealth’s fiscal difficulties.

During the first six months of fiscal year 2008, the number of construction permits decreased by 18.5% and the total value of construction permits increased by 23% compared to the same period in fiscal year 2007.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2007, gross income from agriculture was $814.2 million, an increase of 1.6% compared with fiscal year 2006. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, ornamental plants and other products. During fiscal year 2007, starchy vegetables, coffee, livestock products and ornamental plants contributed a higher percentage of the sector’s income than in the previous fiscal year.

The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act No. 225.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the five decades from 1950 to 2000, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school level. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher wage, higher technology industries became more prominent in Puerto Rico. More recently, employment in the services sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing proportion of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase, and the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2006-2007 was approximately 62,340 students. The Commonwealth is legally bound to appropriate annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2005-2006 of approximately 145,574 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until recently, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, which are designed to promote investment in Puerto Rico, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act.

The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. Companies qualifying thereunder can benefit from income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, the 1998 Tax Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 60% and 80% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Act, core pioneer industries that employ innovative technologies in their operations, including high technology industries with activities that produce a significant economic impact, can be eligible for income tax rates below 2%. Eligible manufacturing industries may also qualify for certain payroll and training deductions, building and construction expense deductions, a 25% credit for purchases of products manufactured in Puerto Rico, and a 35% credit for purchases of locally recycled products and products manufactured with locally recycled materials.

The 1998 Tax Incentives Act also provides investors who acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or assets. Also, exempted businesses that produce high technology products may be eligible for a credit equal to the amount in excess of $100 million of the annual taxes retained on the payment of rights, rents, royalties and licenses related to the production of such goods. Finally, call centers servicing markets outside Puerto Rico are exempt from paying excise taxes on the purchase of equipment needed for the operation of such call centers.

Tourism Incentives Program

For many years, Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993 (the “Tourism Incentives Act”), provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

Incentives under the U.S. Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 of the U.S. Code made in 1996 (the “1996 Amendments”), its income tax credit based on operating and certain investment income was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available.

Controlled Foreign Corporations

Because of the modification and phase out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost sharing payments they might have opted to make, but CFCs are subject to a fifteen percent Puerto Rico withholding tax on royalty payments.

Recently, the United States Congress approved legislation that would extend the benefit of Section 199 of the U.S. Code to production activities that take place in Puerto Rico. Section 199 provides a three-point reduction in the federal income tax rate, phased in over five years (from 35% to 31.85% after 2009). This extension applies to the U.S. branch activities located on the island and are not controlled foreign corporations.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax allocated to the Puerto Rico Sales Tax Financing Corporation is also not included as internal revenues consistent with the legislation creating the Sales Tax Financing Corporation, which legislation provides that such portion is not “available resources” under the Constitutional provisions relating to the Bonds.

All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody’s and S&P, none of which is eligible to be used for a legal defeasance under Puerto Rico law (“non-eligible investments”)). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $859,632,840 in the fiscal year ending June 30, 2020 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B and a portion of the Public Improvement Bonds of 2006, Series A, and a portion of the Public Improvement Refunding Bonds, Series 2007A, each of which are also variable rate bonds, bear interest at 12% per annum). This amount ($859,632,840) is equal to 10.30% of $8,344,210,500, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2006 and June 30, 2007. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B, the above portion of the Public Improvement Bonds of 2006, Series A, and the portion of the Public Improvement Refunding Bonds, Series 2007A, was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 8.63% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $719,927,041 in the fiscal year ending June 30, 2020. Annual debt service payments on the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) guaranteed bonds are not included in the calculation of the 15% debt limitation. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% debt limitation.

The Commonwealth’s policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal assemblies. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Commonwealth Guaranteed Debt

As of December 31, 2007, $3.09 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $236.2 million in fiscal year ending June 30, 2011, with their final maturity being July 1, 2037. As of December 31, 2007, no payments under the Commonwealth guaranty have been required for bonds of the Public Buildings Authority.

As of December 31, 2007, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. As of that date, no payments under the Commonwealth guaranty have been required for these bonds.

As of December 31, 2007, GDB held approximately $99.9 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The PAA is authorized to issue and GDB is authorized to purchase bonds issued by the Authority which are guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds will be used to continue the development of the Port of the Americas. As of December 31, 2007, no payments under the Commonwealth guaranty have been required for the Port of the Americas bonds.

As of December 31, 2007, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $764.6 million. This amount consisted of $262.8 million in revenue bonds sold to the public, $246.3 million in bonds issued to the United States Department of Agriculture, Rural Development, and $255.5 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations. As of December 31, 2007, PRASA had resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

The long-term public sector debt was $40.8 million as of December 31, 2007, and the short-term public sector debt was $5.1 million as of that date. As of December 31, 2007, outstanding short-term debt, relative to total debt, was 11.1%.

On March 18, 2008, PRASA issued $159,055,000 of Revenue Refunding Bonds, 2008 Series A, and $125,700,000 of Revenue Refunding Bonds, 2008 Series B, guaranteed by the Commonwealth of Puerto Rico (collectively, the “PRASA Bonds”). Although these bonds were not issued by the Commonwealth, the payment of principal of and interest on these bonds is guaranteed by the Commonwealth.

REVENUES AND EXPENSES

Revenues

Fiscal Year 2008

Original General Fund estimated revenues were revised from $9.227 billion to $8.821 billion due to the economic recession and the fact that the Puerto Rico Planning Board had revised its estimates on the economic growth to show negative growth of 2.1% for fiscal year 2008. The $406 million revision is reflected in revenue categories associated with economic activity, such as individual, corporate and excise taxes. For fiscal year 2008, as revised, the major revenue categories include: (i) $2.898 billion in individual income taxes, (ii) $1.730 billion in corporate income taxes, (iii) $1.206 billion in non-resident withholdings and (iv) $911 million in sales and use tax.

As of January 2, 2008, General Fund expenses for fiscal year 2008 were projected to be $9.227 billion, which is the same amount as originally estimated. The difference between revenues, as revised, and expenses for fiscal year 2008 is expected to be covered by federal funds recovery (already received) of approximately $300 million and delinquent income tax receivables of approximately $60 million. The remaining shortfall is expected to be covered by cash management procedures.

As of April 25, 2008, General Fund revenues for the eight-month period ending on February 29, 2008 totaled $5.081 billion, which is $291.5 million less than the Department of Treasury’s estimate for that period. This amount includes $2.662 billion in revenues from individual and corporate income taxes, $658.6 million from non- resident withholding taxes, $553.8 million from excise taxes and $572.7 million of sales tax revenues. During fiscal year 2008, the Commonwealth recovered approximately $287 million more in federal funds than it had budgeted. This federal funds recovery represented reimbursement of amounts advanced by the Commonwealth’s Department of Education during fiscal years 2006 and 2007. The Commonwealth indicates as of April 25, 2008 that it anticipates that for the full fiscal year 2008, total expenditures will roughly equal the budgeted amounts. It notes, however, that expenditures relating to the Health Insurance Program could exceed the budgeted amounts. It indicates, as a result of the foregoing, that it projects, as of April 25, 2008, a budget deficit of approximately $119 million for fiscal year 2008 (before giving effect to the refunding of the Refunded Bonds). The Commonwealth indicates that its economic team is working together to enforce the spending control measures that have been established to attempt to minimize this budget risk.

Fiscal Year 2007

Preliminary collections for the fiscal year ended on June 30, 2007 totaled $8.890 billion, $7 million more than the Treasury Department’s revised estimate for that period. This amount includes (i) $933 million in non-resident withholding, (ii) $1.123 billion in excise taxes, (iii) $583 million of sales tax revenues, and (iv) $269 million from special temporary tax measures.

As of January 2, 2008, General Fund expenses for fiscal year 2007 were projected to be $9.221 billion, which is $267 million below the amount initially budgeted and takes into consideration $160 million in a portion of savings from the 10% budget reserve and $107 million in health-related expenditure reductions. The $9.221 billion amount does not include $522 million of debt service payments on a portion of the Commonwealth’s outstanding appropriation debt, which debt service was excluded from the budget based on the provisions of Act No. 91 of May 13, 2006, which created the Dedicated Sales Tax Fund to service in part the repayment of such appropriation debt.

As of January 2, 2008, the difference between projected revenues and expenses for fiscal year 2007 was expected to be covered, with legislative approval, by a $240 million transfer of funds from GDB that was originally set aside from General Fund appropriations to cover a portion of debt service payments on the Commonwealth’s appropriation debt which set aside is no longer believed to be needed on account of the passage of Act No. 91 referred to above. The remaining shortfall (about $100 million) was expected to be covered by cash management procedures such as delaying payments to certain vendors for a short period of time (carrying over into fiscal year 2008).

Fiscal Year 2006

General Fund total revenues for fiscal year 2006 were $8.541 billion (approximately $235 million, or 2.8%, more than received in fiscal year 2005). This increase was attributable to increases in income taxes ($504 million, including $309 million in taxes withheld from non-residents), together with decreases in external revenues ($12 million), excise taxes ($147 million), and miscellaneous non-tax revenues ($113 million). The increase in revenues from individual income taxes is mainly attributable to administrative measures and economic activity. The increase in the withholding tax on nonresidents includes two extraordinary payments amounting to $200 million.

Total cash expenditures for fiscal year 2006 were $9.596 billion (excluding about $500 million in expenditures that occurred “off budget” for items such as refinanced debt service on general obligation debt and payment of vendor debts from prior years for Public Buildings Authority and subsidy and operational expenses of Agricultural Services and Development Administration) which exceeded original budgeted expenditures by $651 million, attributed mainly to increases in the area of education ($321 million), public safety and protection ($99 million), health ($207 million), and special contributions to pensions ($42 million), and reductions in the area of general government ($4 million), welfare ($3 million), contributions to municipalities ($1 million), and other debt service ($10 million).

The approximately $1.6 billion shortfall was covered by the release of $64 million in reserve funds held at GDB, borrowings from GDB and other sources of about $1.4 billion and about $150 million of “cash management” practices which had the effect of delaying payment of certain expenses until the start of fiscal year 2007. Also, during a two-week period in early May 2006, the Commonwealth was forced to furlough non-essential government workers because it was projected to run out of cash until the above borrowings were implemented in the aftermath of the passage of fiscal and tax reform legislation described below in order to allow the workers to return to work.

Tax Reform

Act No. 117 of July 4, 2006 (“Act 117”) amended the Puerto Rico Internal Revenue Code of 1994 (the “PR Code”) to provide, among other things, for a general sale and use tax of 5.5% to be imposed by the central government (the “Central Government Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sale and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Central Government Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for in the Central Government Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax does not apply to, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, will remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006, and most have done so. The revenues derived from the Sales Tax are distributed as follows: (i) municipal governments retain 13/15 of the Municipal Sales Tax (equivalent to a tax of 1.5% out of the total 7% Sales Tax), (ii) the Dedicated Sales Tax Fund, created by Act No. 91 of May 13, 2006, as amended, receives one-seventh of the Sales Tax (equivalent to a tax of 1% out of the total 7% Sales Tax), and (iii) the General Fund receives the balance of the Sales Tax (equivalent to a tax of 4.5% out of the total 7% Sales Tax). The Secretary of the Treasury projects for fiscal year 2008 that each percentage point of the Sales Tax will generate annually approximately $202 million of gross revenues and that the Sales Tax will generate total annual gross revenues for the General Fund of approximately $911 million. For fiscal year 2007, the corresponding projections were $191 million and $576 million. The increase in revenues to be generated by the Sales Tax has been partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

Act 117 also provided for special income tax rates with respect to certain transactions occurring on and between July1, 2006 and December 31, 2006 (the “Transition Period”). Eligible dividends declared by domestic corporations or partnerships during the Transition Period will qualify for a 5% special income tax. The dividend does not need to be distributed to qualify for the 5% special income tax rate. During the Transition Period, Act 117 also provides a special tax rate of 5% (10% in the case of resident corporations and partnerships) in connection with “built-in” gains associated to capital assets held for periods in excess of six months (the “Special Capital Gains Tax”). In order to take advantage of the Special Capital Gains Tax, a taxpayer must file an election with the Secretary of the Treasury. The sale of the capital asset is not required to qualify for the Special Capital Gains Tax. In addition to the other conditions mentioned herein, the Special Capital Gains Tax is only available in connection with capital assets consisting of stock or participations of domestic and foreign corporations and partnerships, and real property located in Puerto Rico. However, in the case of resident corporations and partnerships, the Special Capital Gains Tax applies only to real property located in Puerto Rico.

On February 6, 2008, the Governor, in his State of the Commonwealth address, proposed suspending a portion of the current sales and use tax, for a reduction from 7% to 2.5%, and re-instituting a revamped excise tax on goods imported into

Puerto Rico to help stimulate the Commonwealth’s economy. The proposal will require passage of legislation to become law, and includes provisions that will continue the earmarking of sales tax revenues equal to 1% of the total sales tax rate to the Dedicated Sales Tax Fund and other mechanisms currently in place to ensure the security for the outstanding bonds of the Puerto Rico Sales Tax Financing Corporation (“COFINA”). On February 7, 2008, the Governor stated that any proposal from his administration would not impair the rights of bondholders and that he would veto any counter-proposal from the Legislature of Puerto Rico that would constitute a possible impairment of the rights of bondholders. On February7, 2008, Standard & Poor’s Ratings Service (“S&P”) placed the COFINA bonds on CreditWatch Negative and Fitch Ratings Ltd. (“Fitch”) placed the same bonds on Rating Watch. On March 14, 2008, the Governor submitted to the Legislature a proposed bill establishing the conditions for suspending the collection of the 4.5% sales and use tax (which is the portion of the total sales and use tax to be collected for the General Fund), establishing and funding a debt service reserve fund for the benefit of the COFINA bonds and re-instituting the revamped excise tax. The proposed bill has been structured to safeguard the rights of COFINA bondholders and, the Commonwealth has noted, is aimed at preserving the February 7, 2008 rating of the COFINA bonds. This action is expected to be revenue neutral for the General Fund. No assurance can be given that the above proposal will be enacted, or that if it is enacted, it will be in the form recommended by the Governor.

Major Sources of General Fund Revenues

Income Taxes

The Commonwealth’s income tax law, the Internal Revenue Code of 1994, as amended (the “P.R. Code”), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The P.R. Code has four tax brackets for individuals with tax rates of 7%, 14%, 25%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 10%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at a rate of 10%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for a special 10% tax rate.

Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

In general, the P.R. Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Also, Act No. 41 of August 1, 2005 was enacted to impose a temporary additional tax of 2.5% on corporations and partnerships with a net taxable income of $20,000 or more. In addition, Act No. 98 of May 16, 2006 provides for an extraordinary tax of 5% on resident corporations and partnerships engaged in business for pecuniary profit and whose gross income for the immediately preceding taxable year ended on or prior to December 31, 2005 exceeds $10 million. The 5% tax must be paid on or prior to July 31, 2006 and such amount may be subsequently claimed as a tax credit against such entity’s income tax liability. Act No. 89 of May 13, 2006 also imposes an additional special tax for the taxable year commencing in 2006 of 2% on the net income subject to standard taxation of all corporations operating under the provisions of the Puerto Rico Banking Law.

Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 15%. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. A special tax rate of 17% is applicable to dividend distributions of REITs received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period. Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Puerto Rico Tourism Incentives Act of 1993, as amended, are subject to a maximum tax rate of 42% on their taxable income. The P.R. Code also provides for an alternative minimum tax of 22%.

The P.R. Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 15%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 15% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

Sales and Use Taxes

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and combined transactions, subject to certain exceptions and limitations. The Sales Tax is not imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property. The Sales Tax was effective starting on November 15, 2006 and was projected to generate for the General Fund approximately $911 million for fiscal year 2008.

Excise Taxes

The P.R. Code imposed an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles and certain petroleum products, which are taxed at different rates. The excise tax imposed on articles and commodities imported into Puerto Rico for consumption in Puerto Rico ended on October 16, 2006 and has been replaced by the previously described sales and use tax on November 15, 2006.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, the lesser of $13.25 per proof gallon and the actual excise tax imposed is returned to the Treasury.

Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by the Electric Power Authority and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

The central government is responsible for approximately 64% of total employer contributions to the Employees Retirement System, and the other 36% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions are 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee’s retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions are 20% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions are 8.5% of applicable payroll for the employer and 9.0% for the employees.

According to the most recent actuarial valuation of the Employees Retirement System and Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2005, the total pension benefit obligations for the Employees Retirement System and Judiciary Retirement System were $12.284 billion and $179 million, respectively. The unfunded pension benefit obligations of the Employees Retirement System and Judiciary Retirement System for the same period were $9.956 billion and $104 million, respectively, representing funding ratios of 19% and 40%, respectively. Any amounts receivable from the Commonwealth with respect to benefits under special benefits laws (discussed below) are considered in the actuarial evaluation process to determine the unfunded pension benefit obligation of the Employees Retirement System to the extent receivables are recognized as such by the Employees Retirement System. The June 30, 2005 actuarial valuation was completed in accordance with the “Projected Unit Credit” method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Employees Retirement System and Judiciary Retirement System is insufficient to cover the actuarial pension benefit obligation, the unfunded pension benefit obligation of the System will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded obligation.

According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2007 the accrued actuarial liability of the system was $7.756 billion and the value of its assets amounted to $3.163 billion, representing a funding ratio of 41%, and the resulting unfunded accrued liability was $4.593 billion. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 3.5%, employee and employer contributions of 9% and 8.5%, respectively, an inflation rate of 2.5%, and a remaining amortization period of 30 years for the unfunded accrued liability. Under the same above assumptions, but without taking into account benefits paid under special benefits laws (described below) and not including the obligation with respect to the prospective payments under special benefits laws because these are not obligations of the Teachers Retirement System and because the funding for such benefits will originate from the Commonwealth’s General Fund, as of June 30, 2007, the accrued actuarial liability was $7,227 billion; the value of its assets amounted to $3.163 billion, representing a funding ratio of 44%; and the resulting unfunded accrued liability was $4.064 billion. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, the unfunded pension benefit obligation will continue to increase, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

Various special benefits laws enacted in previous years provided for additional benefits for the Employees Retirement System, Teachers Retirement System, and Judiciary Retirement System. Specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase is to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislative Assembly approved a fifth increase of 3% in post retirement benefits effective January 1, 2004. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2007, the Legislative Assembly approved a sixth increase of 3% in post retirement benefits effective January 1, 2007. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the express approval of the Board of Trustees of the Employees Retirement System and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase is to be funded by the General Fund.

The Teachers Retirement System is seeking reimbursement from the Commonwealth’s Office of Management and Budget (“OMB”) in the amount of $119 million for special benefits paid by the System to its beneficiaries through June 30, 2004 pursuant to special benefit laws enacted by the Legislative Assembly. The Teachers Retirement System’s interpretation of these special benefit laws, to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such special benefits paid, is being disputed by OMB. This dispute is currently under inter-agency arbitration proceedings. The Employees Retirement System is also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $73.8 million, representing cumulative benefits paid to beneficiaries through June 30, 2005. OMB believes that the basis of the claims from the Employees Retirement System is valid but that the amounts claimed remain to be verified and reconciled.

The Employees Retirement System’s disbursements of benefits during fiscal years 2003 through 2007 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in the Puerto Rico Telephone Company (“PRTC”) and a loan received from the Department of the Treasury. The cash shortfall for fiscal year 2004 was covered with a loan received from the Department of the Treasury. Balances owed to the Department of the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the assets of the Employees Retirement System. The cash shortfall for fiscal year 2006 was approximately $70 million. This shortfall was covered with a line of credit provided by a private financial institution and collateralized with the assets of the Employees Retirement System. There was no cash shortfall for fiscal year 2007 on account of the receipt of the proceeds from the sale of the PRTC stock. Also with these proceeds the Employees Retirement System paid off the balances of the 2005 repurchase agreement and the 2006 line of credit used to cover the respective year’s cash shortfalls.

The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants are likely to exceed the sum of the employer and employee contributions received and its investment and other recurring income. The Employees Retirement System is also evaluating other measures to improve its cash flows and funding ratio. Some of these measures include, but are not limited to, the establishment of a maximum salary to calculate pension benefits, aggressive collection efforts with respect to employer contributions owed by the Commonwealth, the municipalities and public corporations, and the transfer to the Employees Retirement System of any amounts remaining in the Children’s Trust after payment of all the outstanding bonds.

In addition, the Employees Retirement System is currently undertaking a financing that would significantly increase the System’s funding ratio and reduce its unfunded pension benefit obligation. The financing involves the issuance by the Employees Retirement System of debt secured by a pledge of future employer contributions over the next 50 years. All net cash generated by this financing would be deposited into the Employees Retirement System trust to be invested along with its other assets. The Employees Retirement System estimates that the financing will be undertaken during fiscal year 2008 and subsequent years.

On January 31, 2008, the Employees Retirement System issued approximately $1,588,810,800 principal amount of its Senior Pension Funding Bonds, Series A (the “Series A Pension Bonds”). The net proceeds of the Series A Pension Bonds have been deposited into the trusteed assets of the Employees Retirement System, reducing the unfunded accrued actuarial liability of the Employees Retirement System. The Series A Pension Bonds are secured by a pledge of contributions to be made into the Employees Retirement System by all of the participating government employers, including the Commonwealth, its municipalities and certain public corporations. The Commonwealth notes that the Employees

Retirement System anticipates issuing additional Senior Pension Funding Bonds during 2008 for the same purpose and having the same security as the Series A Pension Bonds.

Property Taxes

Personal property, which accounts for approximately 48% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth’s general obligation debt is deposited in the Commonwealth’s Redemption Fund.

BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Commonwealth’s Office of Management and Budget, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the succeeding fiscal year, as was the case for fiscal year 2006, the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislative Assembly and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Fiscal Reform

On May 25, 2006, the Governor signed Act No. 103 providing for a fiscal reform of the Commonwealth government (the “Fiscal Reform Legislation”). The Fiscal Reform Legislation applies to every instrumentality and entity of the Executive Branch funded, in whole or in part, from the General Fund and sets forth, as the public policy of the Commonwealth, the reduction of government spending, the elimination or consolidation of redundant agencies, the reduction of government payroll without causing the layoff of regular employees or increasing the actuarial liability of the retirement systems, the limitation of unnecessary, extravagant or excessive spending, and the limitation of public relations and other similar expenses. Despite his approval of the Fiscal Reform Legislation, the Governor has stated that certain of its provisions may be unconstitutional because they infringe on Executive Branch prerogatives. As such, the Governor has informed the Legislative Assembly that certain provisions of the Fiscal Reform Legislation will be implemented at the Executive Branch’s discretion and through the use of the Executive Branch’s prerogatives. There is no assurance that the Fiscal Reform Legislation will result in the intended reduction of expenditures or that it will be implemented as enacted or that it will not be judicially challenged.

Appropriations

For fiscal year 2007, approximately 47% of the General Fund was committed for payment of the central government payroll. In addition, approximately 26% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, funding for the judicial branch, among others, and debt service on the direct debt of the Commonwealth. For fiscal year 2008, it was proposed that approximately 47% and 6% of the General Fund be committed for payment of the central government payroll (not including the University of Puerto Rico or the judicial branch) and debt service on the direct debt of the Commonwealth, respectively. Commencing with fiscal year 2004, the Commonwealth appropriates annually to the judicial branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

Budget for Fiscal Year 2008

The consolidated budget for fiscal year 2008 totals $26.9 billion. Of this amount, $14.3 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.227 billion, which represents an increase of $3 million over expenditures for fiscal year 2007.

Projected expenses and capital improvements of all budgetary funds total $14.2 billion, a decrease of $42.7 million from fiscal year 2007. The major changes in General Fund expenditures by program in fiscal year 2008 are mainly due to increases in health (up $99.1 million), public safety and protection (up $76.2 million), special pension contributions (up $30.1 million), transportation and communication (up $9.4 million), other debt service (up $8.9 million), housing (up $1.6 million) and decreases in welfare (down $100.8 million), debt service on the Commonwealth’s general obligation and guaranteed debt (down $49.2 million), contributions to municipalities (down $26.9 million), economic development (down $21.3 million), education (down $20.8 million) and general government (down $2 million).

Proposed Budget for Fiscal Year 2009

The proposed consolidated budget for fiscal year 2009 totals $26.3 billion. Of this amount, $14.6 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.488 billion, which represents an increase of $261 million over approved expenditures for fiscal year 2008. The fiscal year 2009 budget marks the third consecutive year in which budgeted expenditures are below the fiscal year 2006 level. The increase in expenditures over fiscal year 2008 is mainly due to University of Puerto Rico, judiciary and municipal formula increases and salary increases mandated by law or collective bargaining agreements. An additional $42.3 million is budgeted for the State Election Commission. The General Fund revenue projection for fiscal year 2009 is $8.488 billion, a decrease of $183 million, or 2.1%, from estimated net revenues for fiscal year 2008 of $8.671 billion. The Commonwealth’s budgeted expenditures for fiscal year 2009 of $9.488 billion exceed projected revenues of $8.488 by approximately $1 billion. The Commonwealth’s economic team is working together to enforce spending control measures that have been established to attempt to minimize the budget risk. In addition, the Governor has proposed two special measures which are expected to generate close to $1 billion in fiscal year 2009. These measures consist of tax receivable financings and proceeds received from a concession agreement for operation of the electronic lottery. Legislation authorizing these two measures was submitted by the Governor to the Legislature along with the budget. No assurance can be given that either of these measures will be enacted, or that if enacted, they will be in the forms recommended by the Governor.

Projected expenses and capital improvements of all budgetary funds total $14.6 billion, an increase of $345.3 million from fiscal year 2008. The major changes in General Fund expenditures by program in fiscal year 2009 are mainly due to increases in welfare (up $127.7 million), education (up $89.8 million), health (up $79.8 million), general government (up $73.2 million), special pension contribution (up $17.5 million), contributions to municipalities (up $17.4 million), public safety and protection (up $14.2 million), other debt service (up $10.1 million), transportation and communication (up $10.1 million), housing (up $3.1 million) and decreases in debt service on the Commonwealth’s general obligation and guaranteed debt (down $162.7 million), and economic development (down $7.1 million).

LITIGATION

The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act No. 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act No. 104 for damages up to a maximum amount of $75,000 or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action. Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended (“Act No. 9”), the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under Act No. 9.

With respect to pending and threatened litigation, as of June 30, 2006, the Commonwealth has included in its financial statements reported liabilities of approximately $306 million for awarded and anticipated unfavorable judgments. While amounts claimed exceed $9 billion, such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the United States District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $800 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Supreme Court of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the centers certain of the payments received by the centers from the federal government. As of January 2, 2008, audits were being carried out on the plaintiff centers. As of June 30, 2006, the Commonwealth had accrued $55 million for this legal contingency. With respect to the federal case, a preliminary injunction was issued by the court against the Commonwealth requiring it to disburse approximately $20 million in six payments beginning in October 2005.

The Commonwealth is also a defendant in a class action presented by parents of special education students alleging deficient services to these students in the areas of education and health care before Commonwealth Courts. One court recently decided in favor of the parents’ request to include damage claims in the same class action case. This court may now award damages to the class action members, and in doing so may consider the claims in groups or each case individually. This will require that the parents prove the damages suffered. The Commonwealth has indicated that it plans to defend vigorously each case. As of June 30, 2006, the Commonwealth had accrued $440 million for this legal contingency.

This decision is appealable and thus, not final at this time. The Commonwealth does not anticipate any final determination or damages award, in any case, to be granted in this fiscal year.

The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. As of January 2, 2008, preliminary hearings and discovery proceedings were in progress. The amounts claimed exceed $7.8 billion; however, as of January 2, 2008, the ultimate liability could not be determined. The Commonwealth has indicated that, in its opinion, the claims are excessive. As of January 2, 2008, no provision for any liability that may result upon adjudication of these lawsuits had been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

RECENT DEVELOPMENTS

On March 27, 2008, the Governor of Puerto Rico and several other individuals were named in federal grand jury indictments relating to the use of political contributions and campaign funds during the period when the Governor was Resident Commissioner in Washington, D.C. The Governor has denied any wrongdoing and has stated his intention to remain in his position and present his defense. It is not expected that such developments will have any impact on the fiscal affairs of the Commonwealth or on the payment of any obligations issued by the Commonwealth since (i) the good faith, credit and taxing power of the Commonwealth are irrevocably pledged for the prompt payment of the principal and interest on its general obligation bonds, and (ii) the Constitution of Puerto Rico provides that public debt of the Commonwealth, including its general obligation bonds, constitute a first claim on available Commonwealth revenues.

* * * * *

RATING AGENCIES’ ACTIONS

As of May 20, 2008, Moody’s and Standard & Poor’s rated the Commonwealth’s general obligation, respectively, Baa3 and BBB-. Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth’s municipal obligation bonds.

APPENDIX F

PROXY VOTING POLICIES AND PROCEDURES
WESTERN ASSET MANAGEMENT COMPANY
PROXY VOTING POLICY

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long- standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by- case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Part C

Other Information

Item 23. Exhibits

(a)(1) The Registrant’s Declaration of Trust dated October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 44”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust, effective as of February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 44.

(3) Amended and Restated Designation of Series of Shares of Beneficial Interests of the Registrant, effective as of May 14, 2008, and Amended and Restated Designation of Classes, effective as of May 14, 2008, is incorporated by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2008 (“Post-Effective Amendment No. 63”).

(4) Amended and Restated Designation of Series of Shares of Beneficial Interests of the Registrant, effective as of August 11, 2008, and Amended and Restated Designation of Classes, effective as of August 11, 2008, is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 16, 2008 (“Post-Effective Amendment No. 65”).

(b) By-laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 44.

(c) Not Applicable

(d)(1) Management Agreement between the Registrant, on behalf of Citi California Tax Free Reserves, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 25, 2007 (“Post-Effective Amendment No. 45”).

(2) Management Agreement between the Registrant, on behalf of Citi Cash Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(3) Management Agreement between the Registrant, on behalf of Citi Connecticut Tax Free Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(4) Management Agreement between the Registrant, on behalf of Citi New York Tax Free Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(5) Management Agreement between the Registrant, on behalf of Citi Tax Free Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(6) Management Agreement between the Registrant, on behalf of Citi U.S. Treasury Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(7) Management Agreement between the Registrant, on behalf of Western Asset Money Market Fund (formerly Cash Portfolio), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(8) Management Agreement between the Registrant, on behalf of Western Asset Government Money Market Fund (formerly Government Portfolio), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(9) Management Agreement between the Registrant, on behalf of Western Asset California Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(10) Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(11) Management Agreement between the Registrant, on behalf of Western Asset Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(12) Management Agreement between the Registrant, on behalf of Western Asset New York Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(13) Management Agreement between the Registrant, on behalf of Western Asset AMT Tax Free Money Market Fund and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 65.

(14) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Citi California Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(15) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Cash Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(16) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Connecticut Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(17) Subadvisory Agreement between LMPFA and WAM, with respect to Citi New York Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(18) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(19) Subadvisory Agreement between LMPFA and WAM, with respect to Citi U.S. Treasury Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(20) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Money Market Fund (formerly Cash Portfolio), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(21) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Government Money Market Fund (formerly Government Portfolio), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(22) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset California Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(23) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Massachusetts Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(24) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(25) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(26) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset AMT Tax Free Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 65.

(e)(1) Distribution Agreement dated December 1, 2008, between the Registrant, on behalf of Citi California Tax Free Reserves, Citi Cash Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Tax Free Reserves, Citi U.S. Treasury Reserves, Western Asset AMT Tax Free Money Market Fund, Western Asset California Municipal Money Market Fund, Western Asset Government Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund, Western Asset Money Market Fund, Western Asset Municipal Money Market Fund and Western Asset New York Municipal Money Market Fund, and Legg Mason Investor Services, LLC (“LMIS”), as distributor is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009 (“Post-Effective Amendment No. 75”).

(f)(1) Amended and Restated General Retirement Plan relating to certain funds is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on October 31, 2005 (“Post-Effective Amendment No. 37”).

(2) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust Registration Statement on Form N-1A as filed with the SEC on January 8, 2007.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 28, 2006.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust Registration Statement on Form N-1A as filed with the SEC on January 8, 2007.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust Registration Statement on Form N-1A as filed with the SEC on January 8, 2007.

(g)(1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(3) Letter Agreement amending the Custodian Services Agreement with State Street is incorporated herein by reference to Post-Effective Amendment No. 65.

(h)(1) Transfer Agency Agreement, dated April 4, 2009, between the Registrant and Boston Financial Data Services, Inc., as transfer agent is incorporated herein by reference to Post-Effective Amendment No. 75.

(3) Service Mark Licensing Agreement between Citigroup, Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 30, 2005 (“Post-Effective Amendment No. 38”).

(i)(1) Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 15, 2001.

(2) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 44.

(3) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 63.

(4) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 65.

(5) Opinion of Counsel regarding the legality of shares being registered to be filed by amendment.

(j)(1) Consents of Independent Registered Public Accounting Firm to be filed by amendment.

(2) Power of Attorney dated February 12, 2009 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 6, 2009 (“Post-Effective Amendment No. 73”).

(3) Power of Attorney with respect to Master Portfolio Trust dated July 31, 2008 is incorporated herein by reference to Post-Effective Amendment No. 65.

(4) Power of Attorney with respect to Master Portfolio Trust dated February 12, 2008 is incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 24, 2008 (“Post-Effective Amendment No. 70”).

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan, pursuant to Rule 12b-1, of the Registrant, on behalf of Citi California Tax Free Reserves, Citi Cash Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Tax Free Reserves, Citi U.S. Treasury Reserves, Western Asset Money Market Fund, Western Asset Government Money Market Fund, Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund, Western Asset New York Municipal Money Market Fund, Western Asset Municipal Money Market Fund and Western Asset AMT Tax Free Money Market Fund dated February 6, 2007 and amended as of September 2008 is incorporated herein by reference to Post-Effective Amendment No. 65.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(o) Not Applicable

(p)(1) Code of Ethics of Citigroup Asset Management—North America and Certain Registered Investment Companies, as amended September 13, 2005 (adopted by LMPFA), is incorporated herein by reference to Post-Effective Amendment No. 38.

(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 38.

(3) Code of Ethics of WAM and certain supervised affiliates dated as of July, 2007, is incorporated herein by reference to Post-Effective Amendment No. 70.

Item 24. Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25. Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Subadviser — Western Asset Management Company

     Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of the officers and directors of WAM.

Directors
James W. Hirschmann III
Peter L. Bain
Jeffrey A. Nattans

Officers
Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
D. Daniel Fleet	President
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann III	Chief Executive Officer

Gavin L. James	Director of Global Client Service and Marketing
Dennis J. McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

Following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner or trustee.

Officer/Director	Other Offices Held

Peter L. Bain	Director, LMCM
Director, Batterymarch
Manager, Brandywine
Director, Brandywine Singapore
Manager, Clear Adv
Director, Clear Asset
Manager, GCIM
Senior Executive Vice President, Legg Mason, Inc.
Director, Barrett
Director, Bartlett
Director, LMFA
Director, LM Canada Hldg
Director, LM Funding
Manager, GAA
Manager, LMIC
Manager, LMPFA
Director, LMREI
Director, LMRESA
President and Director, LMRC
President and Director, LMRG
President and Director, LMRP
President and Director, LM Tower
President and Director, LMRCII
President and Director, LMRC Properties
Director, PCM I
Director, PCM II
Director, Permal
Manager, Royce
Director, WAM
Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore
D. Daniel Fleet	Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.

Director, Western Singapore
Jeffrey A. Nattans	Director, WAM
Vice President, Legg Mason, Inc.
Manager and Vice President, LMIH
Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore
Officer/Director	Other Offices Held
James W. Hirschmann III	Director, WAM
Director, WAML

Following is a list of addresses for Item 26 with respect to WAM:

Barrett Associates, Inc. (“Barrett”)
565 Fifth Avenue
New York, NY 10017

Bartlett & Co. (“Bartlett”)
36 East Fourth Street
Cincinnati, OH 45202

Batterymarch Financial Management, Inc. (“Batterymarch”)
John Hancock Tower
200 Clarendon Street, 49th Floor
Boston, MA 02116

Brandywine Global Investment Management, LLC (“Brandywine”)
2929 Arch Street, 8th Floor
Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte. Ltd. (“Brandywine Singapore”)
36 Robinson House, #18
City House
Singapore

Clearbridge Advisors, LLC (“Clear Adv”)
620 Eighth Avenue
New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)
620 Eighth Avenue
New York, NY 10018

Global Currents Investment Management, LLC (“GCIM”)
100 Light Street
Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)
100 Light Street
Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)
44 Chipman Hill, 10th Floor
St. John, New Brunswick E2L 4S6
Canada

Legg Mason Fund Adviser, Inc. (“LMFA”)
100 Light Street
Baltimore, MD 21202

Legg Mason Funding Corp. (“LM Funding”)
100 Light Street
Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“GAA”)
300 First Stamford Place, 4th Floor
Stamford, CT 06902

Legg Mason, Inc.
100 Light Street
Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)
100 Light Street
Baltimore, MD 21202

Legg Mason Investment Counsel, LLC (“LMIC”)
100 Light Street
Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
399 Park Ave.
New York, NY 10022

Legg Mason Real Estate Investors, Inc. (“LMREI”)
100 Light Street
Baltimore, MD 21202

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)
100 Light Street
Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)
100 Light Street
Baltimore, MD 21202

LMRC II, Inc. (“LMRC II”)
100 Light Street
Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)
100 Light Street
Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)
900 Third Ave. 28th Floor
New York, NY 10022

Royce & Associates, LLC (“Royce”)
1414 Avenue of the Americas
New York, NY 10019

Western Asset Management Company (“WAM”)
385 East Colorado Boulevard
Pasadena, CA 91101

Western Asset Management Company Limited (“WAML”)
10 Exchange Square
Primrose Street
London EC2A2EN England

Western Asset Management Company Ltd (“Western Japan”)
36F Shin-Marunouchi Building
5-1 Marunouchi 1-Chome Chiyoda-Ku
Tokyo 100-6536 Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)
Level 48
120 Collins Street
GPO Box 507
Melbourne Victoria 3000 Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)
10 Exchange Square
Primrose Street
London EC2A2EN England

Western Asset Management Company Pte. Ltd. (“Western Singapore”)
1 George Street, #23-01
Singapore 049145

Item 27. Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”), a distributor of the Registrant is also a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust and Legg Mason Partners Institutional Trust.

LMIS is the placement agent for funds that are series of the Master Portfolio Trust.

(b) The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Mark R. Fetting – Managing Director
D. Stuart Bowers – Vice President
W. Talbot Daley – Vice President
Thomas J. Hirschmann – Vice President
Joseph M. Furey – General Counsel and Chief Compliance Officer
Ronald Holinsky – Counsel
Robert E. Patterson – Counsel
Theresa M. Silberzahn – Chief Financial Officer
Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

(c) Not applicable.

Item 28. Location of Accounts and Records
With respect to the Registrant:

(1)  Legg Mason Partners Money Market Trust
55 Water Street
New York, New York 10041

With respect to the Registrant’s Investment Manager:

(2)  c/o Legg Mason Partners Fund Advisor, LLC
620 Eighth Avenue
New York, NY 10018

With respect to the Registrant’s Subadviser:

(3)  c/o Western Asset Management Company
620 Eighth Avenue
New York, NY 10018

With respect to the Registrant’s Custodian:

(4)  State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

With respect to the Registrant’s Transfer Agents:

(5)  PNC Global Investment Servicing
P.O. Box 9699
Providence, Rhode Island 02940-9699

(6)  Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

With respect to the Registrant’s Distributor:

(7)  Legg Mason Investor Services, LLC
100 Light Street
Baltimore, MD 21202

Item 29. Management Services
         Not applicable.

Item 30. Undertakings
         Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS MONEY MARKET TRUST, has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 29th day of May, 2009.

LEGG MASON PARTNERS MONEY MARKET TRUST, on behalf of its series:
Western Asset California Municipal Money Market Fund
Western Asset Massachusetts Municipal Money Market Fund
Western Asset Municipal Money Market Fund
Western Asset New York Municipal Money Market Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken President and Principal Executive Officer

WITNESS our hands on the date set forth below.

       Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on May 29, 2009.

Signature	Title

/s/ R. Jay Gerken	President, Principal Executive Officer and Trustee
R. Jay Gerken

/s/ Frances M. Guggino	Treasurer and Chief Financial Officer
Frances M. Guggino

/s/ Elliott J. Berv*	Trustee
Elliott J. Berv

/s/ A. Benton Cocanougher*	Trustee
A. Benton Cocanougher

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Mark T. Finn*	Trustee
Mark T. Finn

/s/ Rainer Greeven*	Trustee
Rainer Greeven

/s/ Stephen R. Gross*	Trustee
Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee
Richard E. Hanson, Jr.

/s/ Diana R. Harrington*	Trustee
Diana R. Harrington

/s/ Susan M. Heilbron*	Trustee
Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ Alan G. Merten*	Trustee
Alan G. Merten

/s/ R. Richardson Pettit*	Trustee
R. Richardson Pettit

*By: /s/ R. Jay Gerken
R. Jay Gerken

* Attorney-in-Fact, pursuant to Power of Attorney.